As Filed with the Securities and Exchange Commission on October 18, 2004.

Securities Act File No. 333-117760

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No. 1	☒
Post-Effective Amendment No.	☐

SCUDDER TECHNOLOGY FUND

(Exact Name of Registrant as Specified in Charter)

222 South Riverside Plaza

Chicago, Illinois 60606

(Address of Principal Executive Offices) (Zip Code)

617-295-2572

(Registrant’s Area Code and Telephone Number)

John Millette, Vice President and Secretary

Scudder Technology Fund

Two International Place

Boston, MA 02110-2624

(Name and Address of Agent for Service)

With copies to:

Cathy G. O’Kelly, Esq.	John W. Gerstmayr, Esq.
David A. Sturms, Esq.	Ropes & Gray LLP
Vedder, Price, Kaufman & Kammholz, P.C.	One International Place
222 North LaSalle Street	Boston, MA 02110-2624
Chicago, Illinois 60601

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

Questions & Answers

Scudder Technology Innovation Fund

Scudder Securities Trust

Q&A

Q What is happening?

A Deutsche Asset Management (“DeAM”), the investment manager for the Scudder funds, has initiated a program to reorganize and combine selected funds within the Scudder fund family.

Q What issue am I being asked to vote on?

A You are being asked to vote on a proposal to merge Scudder Technology Innovation Fund into Scudder Technology Fund. Both funds are managed by the same portfolio management team and seek to achieve substantially the same investment objective through similar types of investments.

After carefully reviewing the proposal, your fund’s Board has determined that this action is in the best interest of the fund. The Board unanimously recommends that you vote for this proposal.

Q Why has this proposal been made for my fund?

A The combined fund will pay a lower management fee than Scudder Technology Innovation Fund. In addition, combining the two funds means that the costs of operating the fund are anticipated to be spread across a larger asset base. Finally, DeAM has agreed to cap the expenses of the combined fund at levels lower than the expenses currently paid by Scudder Technology Innovation Fund for approximately three years following the merger. Consequently, the combined fund will have lower total operating expenses than Scudder Technology Innovation Fund.

Q Will I have to pay taxes as a result of the merger?

A The merger is expected to be a tax-free transaction, and will not take place unless special tax counsel provides an opinion to that effect. As a result of the merger, however, your fund may lose the benefit of certain tax losses that could have been used to offset or defer future gains.

Q&A continued

If you choose to redeem or exchange your shares before or after the merger, the redemption or exchange will generate taxable gain or loss; therefore, you may wish to consult a tax advisor before doing so. Of course, you may also be subject to capital gains as a result of the normal operations of your fund whether or not the transaction occurs.

Q Upon merger, will I own the same number of shares?

A The aggregate value of your shares will not change as a result of the merger. It is likely, however, that the number of shares you own will change as a result of the merger because your shares will be exchanged at the net asset value per share of Scudder Technology Fund, which will probably be different from the net asset value per share of Scudder Technology Innovation Fund.

Q Will any fund pay for the proxy solicitation and legal costs associated with this solicitation?

A No. DeAM will bear these costs.

Q When would the merger take place?

A If approved, the merger would occur on or about December 20, 2004 or as soon as reasonably practicable after shareholder approval is obtained. Shortly after completion of the merger, shareholders whose accounts are affected by the merger will receive a confirmation statement reflecting their new account number and number of shares owned.

Q How can I vote?

A You can vote in any one of four ways:

■	Through the Internet by going to the website listed on your proxy card;

■	By telephone, with a toll-free call to the number listed on your proxy card;

■	By mail, by sending the enclosed proxy card, signed and dated, to us in the enclosed envelope; or

■	In person, by attending the special meeting.

We encourage you to vote over the Internet or by telephone, following the instructions that appear on your proxy card. Whichever method you choose, please take the time to read the full text of the proxy statement before you vote.

Q&A continued

Q If I send my proxy in now as requested, can I change my vote later?

A You may revoke your proxy at any time before it is voted by: (1) sending a written revocation to the Secretary of the fund as explained in the proxy statement; or (2) forwarding a later-dated proxy that is received by the fund at or prior to the special meeting; or (3) attending the special meeting and voting in person. Even if you plan to attend the special meeting, we ask that you return the enclosed proxy. This will help us ensure that an adequate number of shares are present for the special meeting to be held.

Q Will I be able to continue to track my fund’s performance in the newspaper, on the Internet or through the voice response system (Scudder ACCESS or SAIL, as applicable)?

A Yes. You will be able to continue to track your fund’s performance through all these means.

Q Whom should I call for additional information about this proxy statement?

A Please call Georgeson Shareholder, your fund’s proxy solicitor, at 1-888-288-5518.

SCUDDER TECHNOLOGY INNOVATION FUND

A Message from the Fund’s Chief Executive Officer

October     , 2004

Dear Shareholder:

I am writing to you to ask for your vote on an important matter that affects your investment in Scudder Technology Innovation Fund (“Technology Innovation Fund”). While you are, of course, welcome to join us at the Technology Innovation Fund shareholders’ meeting, most shareholders cast their vote by filling out and signing the enclosed proxy card, or by voting by telephone or through the Internet.

We are asking for your vote on the following matter:

Proposal:	Approval of a proposed merger of Technology Innovation Fund into Scudder Technology Fund (“Technology Fund”). In this merger, your shares of Technology Innovation Fund would, in effect, be exchanged, on a tax-free basis, for shares of Technology Fund with an equal net asset value.

The proposed merger is part of a program initiated by Deutsche Asset Management (“DeAM”), the investment manager of the Scudder funds. This program is intended to provide a more streamlined selection of investment options that is consistent with the changing needs of investors. If approved by fund boards and fund shareholders, this program will enable DeAM to:

•	Eliminate redundancies within the Scudder fund family by reorganizing and combining certain funds; and

•	Focus its investment resources on a core set of mutual funds that best meet investor needs.

The Trustees of Technology Innovation Fund recommend approval of the merger because they believe it offers fund shareholders the following benefits, among others:

•	A similar investment opportunity in a larger fund with a lower management fee; and

•	A lower expense ratio.

The investment objectives and policies of Technology Innovation Fund are substantially similar to those of Technology Fund. If the merger is approved, the Board expects that the proposed changes will take effect during the fourth calendar quarter of this year.

Included in this booklet is information about the upcoming shareholders’ meeting:

•	A Notice of a Special Meeting of Shareholders, which summarizes the issue for which you are being asked to provide voting instructions; and

•	A Prospectus/Proxy Statement, which provides detailed information on Technology Fund, the specific proposal being considered at the shareholders’ meeting, and why the proposal is being made.

Although we would like very much to have each shareholder attend the meeting, we realize this may not be possible. Whether or not you plan to be present, however, we need your vote. We urge you to review the enclosed materials thoroughly. Once you’ve determined how you would like your interests to be represented, please promptly complete, sign, date and return the enclosed proxy card, vote by telephone or record your voting instructions on the Internet. A postage-paid envelope is enclosed for mailing, and telephone and Internet voting instructions are listed at the top of your proxy card. You may receive more than one proxy card. If so, please vote each one.

I’m sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don’t. Your prompt return of the enclosed proxy card (or your voting by telephone or through the Internet) may save the necessity and expense of further solicitations.

Your vote is important to us. We appreciate the time and consideration I am sure you will give to this important matter. If you have questions about the proposal, please call Georgeson Shareholder, Technology Innovation Fund’s proxy solicitor, at 1-888-288-5518 or contact your financial advisor. Thank you for your continued support of Scudder Investments.

Sincerely yours,

Julian F. Sluyters

Chief Executive Officer

Scudder Technology Innovation Fund

SCUDDER TECHNOLOGY INNOVATION FUND

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

This is the formal agenda for your Fund’s shareholder meeting. It tells you what matter will be voted on and the time and place of the meeting, in the event you choose to attend in person.

To the Shareholders of Scudder Technology Innovation Fund:

A Special Meeting of Shareholders of Scudder Technology Innovation Fund (“Technology Innovation Fund”) will be held December 10, 2004 at 4:00 p.m. Eastern time, at the offices of Deutsche Investment Management Americas Inc., One South Street, Baltimore, Maryland 21202 (the “Meeting”), to consider the following (the “Proposal”):

Proposal:	Approving an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of Technology Innovation Fund to Scudder Technology Fund (“Technology Fund”), in exchange for shares of Technology Fund and the assumption by Technology Fund of all liabilities of Technology Innovation Fund, and the distribution of such shares, on a tax-free basis, to the shareholders of Technology Innovation Fund in complete liquidation of Technology Innovation Fund.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

Holders of record of shares of Technology Innovation Fund at the close of business on September 16, 2004 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

In the event that the necessary quorum to transact business or the vote required to approve the merger is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit such further solicitation of proxies as may be deemed necessary or advisable. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote FOR any such adjournment those proxies which they are entitled to vote in favor of the Proposal and will vote AGAINST any such adjournment those proxies to be voted against the Proposal.

By order of the Trustees

Dawn-Marie Driscoll (Chair)

Henry P. Becton, Jr.

Keith R. Fox

Louis E. Levy

Jean Gleason Stromberg

Jean C. Tempel

Carl W. Vogt

October     , 2004

WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE PROVIDED OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR THROUGH THE INTERNET SO THAT YOU WILL BE REPRESENTED AT THE MEETING.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp. John Doe, Treasurer
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Partnership Accounts
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

Trust Accounts
(1) ABC Trust Account	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith Jr. UGMA/UTMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

Prospectus/Proxy Statement

October     , 2004

Acquisition of the assets of:	By and in exchange for shares of:

Scudder Technology Innovation Fund	Scudder Technology Fund

a series of	a series of
Scudder Securities Trust Two International Place Boston, MA 02110 (617) 295-2572	Scudder Technology Fund 222 South Riverside Plaza Chicago, IL 60606 (617) 295-2572

This Prospectus/Proxy Statement is being furnished in connection with the proposed merger of Scudder Technology Innovation Fund (“Technology Innovation Fund”) into Scudder Technology Fund (“Technology Fund”). Technology Fund and Technology Innovation Fund are referred to herein collectively as the “Funds,” and each is referred to herein individually as a “Fund.” As a result of the proposed merger, each shareholder of Technology Innovation Fund will receive a number of full and fractional shares of the corresponding class of Technology Fund equal in value as of the date of the exchange to the total value of such shareholder’s Technology Innovation Fund shares.

This Prospectus/Proxy Statement is being mailed on or about                 , 2004. It explains concisely what you should know before voting on the matter described herein or investing in Technology Fund, a non-diversified series of an open-end management investment company. Please read it carefully and keep it for future reference.

The securities offered by this Prospectus/Proxy Statement have not been approved or disapproved by the SEC, nor has the SEC passed upon the accuracy or adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

The following documents have been filed with the Securities and Exchange Commission (“SEC”) and are incorporated by reference into this Prospectus/Proxy Statement:

(i)	the prospectuses of Technology Fund, dated January 8, 2004, as supplemented from time to time, for Class A, B and C shares, and dated August 31, 2004, as supplemented from time to time, for Class S and Class AARP shares (each a “Technology Fund Prospectus”), the applicable copy of which is included with this Prospectus/Proxy Statement;

(ii)	the prospectuses of Technology Innovation Fund dated October 1, 2004, as supplemented from time to time, for Class A, B and C shares, and dated October 1, 2004, as supplemented from time to time, for Class S and Class AARP shares (each a “Technology Innovation Fund Prospectus”);

(iii)	the statements of additional information of Technology Innovation Fund dated October 1, 2004, as supplemented from time to time, for Class A, B and C

1

shares, and dated October 1, 2004, as supplemented from time to time, for Class S and Class AARP shares (each a “Technology Innovation Fund SAI”);

(iv)	the statement of additional information relating to the proposed merger, dated October , 2004 (the “Merger SAI” and, together with each Technology Innovation Fund SAI, the “SAIs”); and

(v)	the audited financial statements and related Report of Independent Registered Public Accounting Firm for Technology Innovation Fund contained in the Annual Report for the fiscal year ended May 31, 2004.

No other parts of the prospectuses, SAIs, Semi-annual Reports or Annual Reports are incorporated by reference herein.

The updated financial highlights for the Technology Fund contained in the Semi-annual Report for the six-month period ended April 30, 2004 are attached to this Prospectus/Proxy Statement. See Exhibit B.

Shareholders may get free copies of the Annual Report, Semi-annual Report, prospectus and/or SAI for a Fund, request other information about a Fund, or make shareholder inquiries, by contacting their financial advisor or by calling the corresponding Fund at 1-800-621-1048 for Class A, Class B and Class C shares, 1-800-253-2277 for Class AARP shares and 1-800-SCUDDER for Class S shares.

Like shares of Technology Innovation Fund, shares of Technology Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involve risk, including the possible loss of the principal amount invested.

This document is designed to give you the information you need to vote on the proposal. Much of the information is required disclosure under rules of the SEC; some of it is technical. If there is anything you don’t understand, please contact Georgeson Shareholder, Technology Innovation Fund’s proxy solicitor, at (888) 288-5518, or contact your financial advisor.

Technology Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith files reports and other information with the SEC. You may review and copy information about the Funds, including the SAIs, at the SEC’s public reference room at 450 Fifth Street, NW, Washington, D.C. You may call the SEC at 1-202-942-8090 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-0102. You may also access reports and other information about the Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

2

IMPORTANT INFORMATION FOR SHAREHOLDERS OF SCUDDER TECHNOLOGY INNOVATION FUND

This document contains a combined prospectus/proxy statement and a proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how to vote on your behalf on an important issue relating to your Fund. If you complete and sign the proxy (or tell us how you want to vote by voting by telephone or through the Internet), we’ll vote it exactly as you tell us. If you simply sign the proxy, we’ll vote it in accordance with the Trustees’ recommendation on page [    ].

We urge you to review the prospectus/proxy statement carefully, and either fill out your proxy card and return it to us by mail, vote by telephone or record your voting instructions through the Internet. You may receive more than one proxy card since several shareholder meetings are being held as part of the broader restructuring program of the Scudder Fund family. If so, please vote each one. Your prompt return of the enclosed proxy card (or your voting by telephone or through the Internet) may save the necessity and expense of further solicitations.

We want to know how you would like to vote and welcome your comments. Please take a few minutes to read these materials and return your proxy to us. If you have any questions, please call Georgeson Shareholder, Scudder Technology Innovation Fund’s proxy solicitor, at the special toll-free number we have set up for you (1-888-288-5518) or contact your financial advisor.

I. SYNOPSIS

The responses to the questions that follow provide an overview of key points typically of concern to shareholders considering a proposed merger between mutual funds. These responses are qualified in their entirety by the remainder of this Prospectus/Proxy Statement, which you should read carefully because it contains additional information and further details regarding the proposed merger.

1.	What is being proposed?

The Trustees of Scudder Securities Trust (the “Trust”), of which the Technology Innovation Fund is a series, are recommending that shareholders approve the transactions contemplated by the Agreement and Plan of Reorganization (as described below in Part IV and a form of which is attached hereto as Exhibit A), which we refer to as a merger of Technology Innovation Fund into Technology Fund. If approved by shareholders, all of the assets of Technology Innovation Fund will be transferred to Technology Fund solely in exchange for the issuance and delivery to Technology Innovation Fund of shares of Technology Fund (“Merger Shares”) with a value equal to the value of Technology Innovation Fund’s assets net of liabilities and for the assumption by Technology Fund of all liabilities of Technology Innovation Fund. Immediately following the transfer, the appropriate class of Merger Shares received by Technology Innovation Fund will be distributed pro rata, on a tax-free basis, to its shareholders of record.

2.	What will happen to my shares of Technology Innovation Fund as a result of the merger?

Your shares of Technology Innovation Fund will, in effect, be exchanged on a tax-free basis for shares of the same class of Technology Fund with an equal aggregate net asset value on the date of the merger.

3.	Why have the Trustees of the Trust recommended that I approve the merger?

The Trustees believe that the merger may provide shareholders of Technology Innovation Fund with the following benefits:

•	Lower Expense Ratio. If the merger is approved, Technology Innovation Fund shareholders are expected to benefit from a lower total fund operating expense ratio.

•	Compatible Investment Opportunity in a Larger Fund. The merger offers shareholders of Technology Innovation Fund the opportunity to invest in a substantially larger combined fund with very similar investment policies. Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), the investment advisor for the Funds, has advised the Trustees that Technology Innovation Fund and Technology Fund have compatible investment objectives and policies. In addition, the Advisor has advised the Trustees that both Funds have the same portfolio management team and follow substantially similar investment processes.

The Trustees of the Trust have concluded that: (1) the merger is in the best interests of Technology Innovation Fund and (2) the interests of the existing shareholders of

3

Technology Innovation Fund will not be diluted as a result of the merger. Accordingly, the Trustees of the Trust unanimously recommend that shareholders approve the Agreement and Plan of Reorganization (as defined below) effecting the merger.

4.    How do the investment goals, policies and restrictions of the two Funds compare?

While the Funds have substantially similar investment objectives and invest in the same types of securities, there are some differences. Both Funds seek growth of capital. Technology Fund seeks growth of capital by investing at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of U.S. companies in the technology sector. Technology Innovation Fund pursues long-term growth of capital by investing at least 80% of total assets, plus the amount of any borrowings for investment purposes, in common stocks of companies in the technology sector, but is not so limited to U.S. companies; however, Technology Innovation Fund invests primarily in securities of U.S. companies. For purposes of each Fund’s 80% investment policy, to be considered part of the technology sector, companies must commit at least half of their assets to, or derive at least half of their revenues or net income from, that sector. Each Fund may invest in companies of any size.

The following table sets forth a summary of the composition of the investment portfolio of each Fund as of April 30, 2004, and of Technology Fund on a pro forma combined basis, giving effect to the proposed merger.

Portfolio Composition (as a % of Fund) (excludes cash equivalents)

	Technology Innovation Fund	Technology Fund	Pro Forma (Combined)(1)
Consumer Discretionary	6.7%	5.9%	6.0%
Information Technology	93.3%	93.3%	93.3%
Communications Equipment	15.7%	14.7%	14.9%
Computer & Peripherals	14.4%	15.0%	14.8%
Electronic Equipment & Instruments	4.5%	4.1%	4.2%
Internet Software & Services	1.7%	1.5%	1.5%
IT Consulting & Services	9.2%	10.5%	10.3%
Semiconductor Equipment & Products	23.5%	22.6%	22.8%
Software	23.4%	23.8%	23.7%
Telecommunication Services	0.9%	1.1%	1.1%
Other	0.0%	0.8%	0.7%

	100%	100%	100%

(1)	Reflects the blended characteristics of Technology Innovation Fund and Technology Fund as of April 30, 2004. The portfolio composition and characteristics of the merged Fund will change consistent with its stated investment objective and policies.

4

5.	How do the management fees and expense ratios of the two Funds compare, and what are they estimated to be following the merger?

The following tables summarize the fees and expenses you may pay when investing in the Funds, the expenses that each of the Funds incurred for the year ended April 30, 2004 and the pro forma estimated expense ratios of Technology Fund assuming consummation of the merger as of that date.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class C	Class S2	Class AARP[2]
Maximum Sales Charge (Load)
Imposed on Purchases (as a percentage of the offering price)
Technology Innovation Fund	5.75%	None	None	None	None
Technology Fund[1]	5.75%	None	None	None	None

Maximum Contingent Deferred Sales Charge (Load)
(as a percentage of redemption proceeds)
Technology Innovation Fund	None[3]	4.00%	1.00%	None	None
Technology Fund[1]	None[3]	4.00%	1.00%	None	None

Redemption/Exchange Fee
(on shares owned less than one year as a % of amount redeemed)
Technology Innovation Fund	None	None	None	1.00%	1.00%
Technology Fund[1]	None	None	None	None	None

(1)	Technology Fund also previously offered Institutional Class and Class I shares. As a part of the larger effort to restructure and streamline the family of Scudder funds, Class I shares were merged into the Institutional Class shares in a separate transaction.
(2)	Class S and Class AARP for Technology Fund commenced operations on August 31, 2004.
(3)	The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed within 12 to 18 months following purchase.

The table below compares the annual management fee schedules of the Funds, expressed as a percentage of net assets. As of April 30, 2004, Technology Fund and Technology Innovation Fund had net assets of $1,468,507,287 and $206,464,150, respectively.

Technology Fund		Technology Innovation Fund
Average Daily Net Assets	Management Fee	Average Daily Net Assets	Management Fee
$0—$250 million	0.58%	$0—$500 million	0.85%
$250 million—$1 billion	0.55%	$500 million—$1 billion	0.80%
$1 billion—$2.5 billion	0.53%	$1 billion—$1.5 billion	0.75%
$2.5 billion—$5 billion	0.51%	$1.5 billion—$2 billion	0.70%
$5 billion—$7.5 billion	0.48%	Over $2 billion	0.65%
$7.5 billion—$10 billion	0.46%
$10 billion—$12.5 billion	0.44%
Over $12.5 billion	0.42%

5

As shown below, the merger is expected to result in a lower management fee ratio and total expense ratio for shareholders of Technology Innovation Fund. However, there can be no assurance that the merger will result in expense savings.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Management Fees	Distribution/ Service (12b-1) Fees	Other Expenses[1]	Total Annual Fund Operating Expenses	Less Expense Waiver/ Reimburse- ments		Net Annual Fund Operating Expenses (after Waiver)
Technology Innovation Fund
Class A	0.85%	0.21%	0.66%	1.72%	—		1.72%
Class B	0.85%	0.96%	0.78%	2.59%	0.05%[2]		2.54%
Class C	0.85%	0.96%	0.64%	2.45%	—		2.45%
Class S	0.85%	None	0.75%	1.60%	0.05%[2]		1.55%
Class AARP	0.85%	None	0.90%	1.75%	0.20%[2]		1.55%
Technology Fund
Class A	0.55%	0.22%	0.32%	1.09%	—	[4]	1.09%
Class B	0.55%	1.00%	0.68%	2.23%	—	[4]	2.23%
Class C	0.55%	1.00%	0.56%	2.11%	—	[4]	2.11%
Class S	0.55%	None	0.52%[3]	1.07%	—		1.07%
Class AARP	0.55%	None	0.67%[3]	1.22%	—		1.22%
Technology Fund
(Pro forma combined)
Class A	0.55%	0.22%	0.30%[6]	1.07%	—	[5]	1.07%
Class B	0.55%	0.97%	0.65%[6]	2.17%	—	[5]	2.17%
Class C	0.55%	0.97%	0.54%[6]	2.06%	—	[5]	2.06%
Class S	0.55%	None	0.52%[6]	1.07%	0.02%[5]		1.05%
Class AARP	0.55%	None	0.67%[6]	1.22%	0.08%[5]		1.14%

(1)	Restated to reflect estimated costs due to the termination of the fixed rate administrative fee on September 30, 2003 for Technology Fund and on March 31, 2004 for Technology Innovation Fund.
(2)	Through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and/or reimburse or pay operating expenses of the Fund to the extent necessary to maintain Technology Innovation Fund’s operating expenses at 1.52%, 1.58%, 1.57%, 1.55% and 1.55% for Class A, Class B, Class C, Class S and Class AARP shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, and trustee and trustee counsel fees.
(3)	Estimated since no Class S or Class AARP shares were issued as of April 30, 2004.
(4)	Through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and/or reimburse or pay operating expenses of the Fund to the extent necessary to maintain Technology Fund’s total operating expenses at 0.990%, 1.310% and 1.275% for Class A, Class B and Class C shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, and trustee and trustee counsel fees.
(5)	Through December 31, 2007, DeIM has contractually agreed to waive all or a portion of its management fee and/or reimburse or pay operating expenses of the combined fund to the extent necessary to maintain the combined fund’s total operating expenses at 0.88%, 1.22%, 1.15%, 1.05% and 1.14% for Class A, B, C, S and AARP shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, trustee and trustee counsel fees, and organizational and offering expenses.
(6)	Other expenses are estimated, accounting for the effect of the merger.

6

The tables are provided to help you understand the expenses of investing in the Funds and your share of the operating expenses that each Fund incurs and that Deutsche Asset Management (“DeAM”), the investment manager for the Scudder funds, expects the combined Fund to incur in the first year following the merger.

Examples

These examples translate the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the costs of investing in the Funds. The examples make certain assumptions. They assume that you invest $10,000 in a Fund for the time periods shown and reinvest all dividends and distributions. They also assume a 5% return on your investment each year and that a Fund’s operating expenses remain the same. The examples are hypothetical; your actual costs and returns may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Technology Innovation Fund
Assuming you sold your shares at the end of each period
Class A	$740	$1,086	$1,455	$2,488
Class B1	$657	$1,101	$1,571	$2,514
Class C	$348	$764	$1,306	$2,786
Class S1	$158	$500	$866	$1,896
Class AARP[1]	$158	$532	$930	$2,046
Assuming you kept your shares
Class A	$740	$1,086	$1,455	$2,488
Class B1	$257	$801	$1,371	$2,514
Class C	$248	$764	$1,306	$2,786
Class S1	$158	$500	$866	$1,896
Class AARP[1]	$158	$532	$930	$2,046
Technology Fund
Assuming you sold your shares at the end of each period
Class A	$680	$902	$1,141	$1,827
Class B	$626	$997	$1,395	$2,009
Class C	$314	$661	$1,134	$2,441
Class S	$109	$340	$590	$1,306
Class AARP	$124	$387	$670	$1,477
Assuming you kept your shares
Class A	$680	$902	$1,141	$1,827
Class B	$226	$697	$1,195	$2,009
Class C	$214	$661	$1,134	$2,441
Class S	$109	$340	$590	$1,306
Class AARP	$124	$387	$670	$1,477
Technology Fund (Pro forma combined)
Assuming you sold your shares at the end of each period
Class A	$677	$894	$1,129	$1,801
Class B	$620	$978	$1,362	$1,960
Class C	$309	$646	$1,108	$2,390
Class S2	$107	$333	$582	$1,295
Class AARP[2]	$116	$361	$643	$1,449
Assuming you kept your shares
Class A	$677	$894	$1,129	$1,801
Class B	$220	$678	$1,162	$1,960
Class C	$209	$646	$1,108	$2,390
Class S2	$107	$333	$582	$1,295
Class AARP[2]	$116	$361	$643	$1,449

(1)	Includes one year of capped expenses in each period.
(2)	Includes three years of capped expenses in each period.

7

6.	What are the federal income tax consequences of the proposed merger?

For federal income tax purposes, no gain or loss is expected to be recognized by Technology Innovation Fund or its shareholders as a direct result of the merger. For a discussion of taxes that you may incur indirectly as a result of the merger (e.g., due to differences in the Funds’ portfolio turnover rates and net investment income), please see “Information about the Proposed Merger—Federal Income Tax Consequences,” below.

7.	Will my dividends be affected by the merger?

The merger will not result in a change in dividend policy.

8.	Do the procedures for purchasing, redeeming and exchanging shares of the two Funds differ?

No. The procedures for purchasing and redeeming shares of a particular class for each Fund, and for exchanging shares of each Fund for shares of other Scudder funds, are identical.

For Class A, B and C shares, orders for the purchase or redemption of shares of the Funds may be made either directly with the Funds or through an investment advisor. For Class S and Class AARP, orders may be made either directly with the Funds or through a “third party provider”—for example, a workplace retirement plan, financial supermarket or financial advisor—who may have its own policies or instructions.

Orders received by the Funds are effected only on days when the New York Stock Exchange (“NYSE”) is open for trading. Purchases and redemptions of shares of each Fund are made at the Fund’s net asset value (“NAV”) per share calculated as of the close of the NYSE (normally, 4:00 p.m. Eastern time). You can place an order to buy or sell shares at any time. The NAV per share of each class of each Fund is calculated by dividing the value of total assets of the class, minus all liabilities, by the total number of the class’s outstanding shares.

Each Fund reserves the right to honor any request for redemption or repurchase by “redeeming in kind,” that is, by making payment in readily marketable securities (which typically involve brokerage costs when liquidating the securities to cash).

9.	How will I be notified of the outcome of the merger?

If the proposed merger is approved by shareholders, you will receive confirmation after the reorganization is completed, indicating your new account number and the number of Merger Shares you are receiving. Otherwise, you will be notified in the next annual report of Technology Innovation Fund.

10.	Will the number of shares I own change?

Yes, the number of shares you own will most likely change, but the total value of the shares of Technology Fund you receive will equal the total value of the shares of Technology Innovation Fund that you hold at the time of the merger. Even though the net asset value per share of each Fund is likely to be different, the total value of each shareholder’s holdings will not change as a result of the merger.

8

11.	What percentage of shareholders’ votes is required to approve the merger?

Approval of the merger will require the “yes” vote of the holders of a majority of the shares of Technology Innovation Fund.

The Trustees of the Trust believe that the proposed merger is in the best interests of Technology Innovation Fund. Accordingly, the Trustees unanimously recommend that shareholders vote FOR approval of the proposed merger.

II. INVESTMENT STRATEGIES AND RISK FACTORS

What are the main investment strategies and related risks of Technology Fund and how do they compare with those of Technology Innovation Fund?

Investment Objectives and Strategies.    As noted above, Technology Innovation Fund and Technology Fund have similar investment objectives. The Technology Innovation Fund’s investment objective is to seek long-term growth of capital. The Technology Fund’s investment objective is to seek growth of capital. The portfolio managers for the two Funds are the same. Historically, Technology Innovation Fund has invested a larger portion of its assets in small cap securities than Technology Fund.

Technology Innovation Fund.    Under normal circumstances, the Fund invests at least 80% of total assets, plus the amount of any borrowings for investment purposes, in common stocks of companies in the technology sector. For purposes of the Fund’s 80% investment policy, to be considered part of the technology sector, companies must commit at least half of their assets to, or derive at least half of their revenues or net income from, that sector. The industries in the technology sector include computers (including software, hardware and Internet-related businesses), computer services, telecommunications and semi-conductors. The companies may be of any size. The Fund will invest primarily in securities of U.S. companies, but may invest in foreign companies as well. It may also invest up to 20% of total assets in U.S. Treasury and agency debt securities.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

(1) Bottom-up research.    The managers look for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

(2) Growth orientation.    The managers generally look for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

(3) Top-down analysis.    The managers consider the economic outlooks for various industries within the technology sector while looking for those that may benefit from changes in the overall business environment.

9

The managers may favor securities from different industries and companies within the technology sector at different times.

The managers will normally sell a stock when they believe its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities, or in the course of adjusting their emphasis on a given technology industry.

Technology Fund.    Under normal circumstances, the Fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of U.S. companies in the technology sector. For purposes of the Fund’s 80% investment policy, companies in the technology sector must commit at least half of their assets to the technology sector or derive at least half of their revenues or net income from that sector. Examples of industries within the technology sector are semi-conductors, software, telecom equipment and computer/hardware. The Fund may invest in companies of any size. While the Fund invests mainly in U.S. stocks, it could invest up to 20% of net assets in foreign securities.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

(1) Bottom-up research.    The managers look for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, innovative products and services, sound financial strength and effective management, among other factors.

(2) Growth orientation.    The managers generally look for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

(3) Top-down analysis.    The managers consider the economic outlooks for various industries within the technology sector while looking for those that may benefit from changes in the overall business environment.

In addition, the managers use the support of a quantitative and analytic group and its tools to attempt to actively manage the forecasted volatility risk of the portfolio as a whole as compared to funds with a similar investment goal, as well as appropriate benchmarks and peer groups. The managers may favor securities from different industries and companies within the technology sector at different times.

The managers will normally sell a stock when they believe its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities, or in the course of adjusting their emphasis on a given technology industry.

General.    The Funds have substantially similar fundamental investment policies which may not be changed without a shareholder vote, except that Technology Fund has a fundamental policy against concentration, with an exception for concentration in the technology sector. This means that Technology Fund may concentrate its assets in one or more industries in the technology sector only. As a result of the merger, shareholders would move from a Fund that has no concentration policy to a Fund that allows concentration only in the technology sector. In practice, both Funds “concentrate” their investments, for purposes of the 1940 Act, in the technology sector.

10

DeAM believes that Technology Fund should provide a comparable investment opportunity for shareholders of Technology Innovation Fund.

For a more detailed description of the investment techniques used by Technology Innovation Fund and Technology Fund, please see the applicable Fund’s Prospectus and SAI.

Primary Risks.    As with any stock fund, you may lose money by investing in Technology Fund. Certain risks associated with an investment in Technology Fund are summarized below. The risks of an investment in Technology Fund are substantially similar to the risks of an investment in Technology Innovation Fund. More detailed descriptions of the risks associated with an investment in Technology Fund can be found in the Technology Fund Prospectus and Technology Fund’s SAI.

The value of your investment in Technology Fund will change with changes in the values of the investments held by Technology Fund. A wide array of factors can affect those values. In this summary, we describe the principal risks that may affect Technology Fund’s investments as a whole. Technology Fund could be subject to additional principal risks because the types of investments it makes can change over time.

Stock Market Risk.    As with most stock funds, the most important factor with Technology Fund is how stock markets perform—in this case, the technology sector of the U.S. stock market. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the Fund makes and the Fund may not be able to get attractive prices for them. An investment in Technology Innovation Fund is also subject to this risk.

Non-Diversification Risk.    Technology Fund is classified as “non-diversified.” This means that it may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the Fund invested in a larger number of issuers. An investment in Technology Innovation Fund is also subject to this risk.

Concentration Risk.    Technology Fund concentrates its investments in the group of industries constituting the technology sector. As a result, factors affecting this sector, such as market price movements, market saturation and rapid product obsolescence will have a significant impact on the Fund’s performance. Additionally, many technology companies are smaller companies that may have limited business lines and financial resources, making them highly vulnerable to business and economic risks. An investment in Technology Innovation Fund is also subject to this risk.

Securities Lending Risk.    Any loss in the market price of securities loaned by Technology Fund that occurs during the term of the loan would be borne by the Fund and would adversely affect the Fund’s performance. Also, there may be delays in

11

recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the Fund’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Other factors that could affect performance include:

•	The managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters

•	Growth stocks may be out of favor for certain periods

•	Foreign stocks tend to be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

•	Derivatives could produce disproportionate losses due to a variety of factors, including the unwillingness or inability of the counter-party to meet its obligations or unexpected price or interest rate movements (see “Secondary Risks” in Technology Fund’s Prospectuses for more information).

An investment in Technology Innovation Fund is also subject to these other risk factors.

Performance Information.    The following information provides some indication of the risks of investing in the Funds. The bar charts show year-to-year changes in the performance of Technology Fund’s Class A shares and Technology Innovation Fund’s Class S shares. The table following the charts compares the Funds’ performance to each other’s and to that of broad measures of market performance. Of course, a Fund’s past performance is not an indication of future performance.

For Technology Fund, the inception date for Class B and Class C shares was May 31, 1994. The performance figures before that date are based on the historical performance of the Fund’s original share class (Class A), adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charges of Class B and Class C. Because Class S and Class AARP shares of Technology Fund began operations on August 31, 2004, no performance information is available.

For Technology Innovation Fund, the inception date for Class A, B and C shares was December 29, 2000. The inception date for Class AARP shares was October 2, 2000. In the bar chart, the performance figures for Class S are shown, since this was the Fund’s original share class. In the table, the performance figures for each share class prior to its inception are based on the historical performance of Class S, adjusted to reflect both the different gross total annual operating expenses of Class A, B, C and AARP and the current applicable sales charges of Class A, B and C.

12

Calendar Year Total Returns

Technology Fund - Class A Shares

Technology Innovation Fund - Class S Shares

Performance figures in the bar charts do not reflect the impact of sales charges. If they did, performance would be lower than as shown. Year-to-date performance through September 30, 2004 was –12.45% for Technology Innovation Fund and –11.56% for Technology Fund. During the periods shown in the bar chart, the highest returns for a quarter were 57.79% (quarter ended 12/31/99) for Technology Fund and 71.61% (quarter ended 12/31/99) for Technology Innovation Fund, and the lowest returns for a quarter were –34.76% (quarter ended 9/30/01) for Technology Fund and –39.30% (quarter ended 9/30/01) for Technology Innovation Fund.

13

Average Annual Total Returns (for periods ended December 31, 2003)

	Past 1 year	Past 5 years		Past 10 years/ Since Inception(1)
Technology Fund
Class A (return before taxes)	39.67%	–1.95%		10.33%
(return after taxes on distributions)	39.67%	–2.77%		7.84%
(return after taxes on distributions and sale of Fund shares)	25.79%	–1.48%		8.14%
Class B (return before taxes)	43.33%	–1.95%		9.86%
Class C (return before taxes)	46.34%	–1.70%		10.01%
S&P 500 Index[2] (reflects no deductions for fees, expenses or taxes)	28.68%	–0.57%		11.07%
Goldman Sachs Technology Composite Index[3] (reflects no deductions for fees, expenses or taxes)	54.18%	–5.04%		N/A
Technology Innovation Fund[4]
Class S (return before taxes)	48.90%	0.11%		4.97%
(return after taxes on distributions)	48.90%	–0.46%		4.47%
(return after taxes on distributions and sale of Fund shares)	31.79%	0.19	%(6)	4.39%
Class A (return before taxes)	40.13%	–1.34%		3.63%
Class B (return before taxes)	44.58%	–1.19%		3.66%
Class C (return before taxes)	47.58%	–1.00%		3.82%
Class AARP (return before taxes)	48.95%	0.14%		5.00%
Russell 2000 Index[5] (reflects no deductions for fees, expenses or taxes)	47.25%	7.13%		3.95%
Goldman Sachs Technology Composite Index[3] (reflects no deductions for fees, expenses or taxes)	54.18%	–5.04%		1.70%

(1)	Technology Innovation Fund commenced operations on 3/2/1998. Index comparison begins 3/31/1998.
(2)	Standard & Poor’s 500 Index (S&P 500) is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
(3)	Goldman Sachs Technology Composite Index is an unmanaged capitalization-weighted index based on a universe of technology-related stocks.
(4)	Total returns from inception through 1999 would have been lower if operating expenses hadn’t been reduced.
(5)	Russell 2000 Index is an unmanaged, capitalization-weighted measure of approximately 2,000 small U.S. stocks.
(6)	Return after taxes on distributions and sale of Fund shares is higher than other return figures for Class S shares of Technology Innovation Fund for the same period due to a capital loss occurring upon redemption resulting in an assumed tax deduction for the shareholder.

In the past, the technology sector has experienced above-average volatility that produced significant fluctuations in the Funds’ performance. Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or 1-800-621-1048 or visit the Scudder website at www.scudder.com for Class A, Class B or Class C shares or call

14

1-800 253-2277 or visit the website www.aarp.scudder.com for Class AARP shares, or call 1-800-SCUDDER or visit the website www.myscudder.com for Class S shares.

Unlike the bar charts, the performance information in the table reflects the impact of maximum sales charges. After-tax returns are estimates based on the historical highest individual federal income tax rates and do not reflect state and local taxes. Actual after-tax returns will depend on an investor’s tax situation and are likely to differ from those shown. After-tax returns for Technology Fund are shown for Class A shares only and will vary for Class B, Class C, Class S and Class AARP shares. After-tax returns for Technology Innovation Fund are shown for Class S shares only and will vary for Class A, Class B, Class C and Class AARP shares. After-tax returns are not relevant to those investing through 401(k) plans, IRAs or other tax-deferred arrangements.

III. OTHER COMPARISONS BETWEEN THE FUNDS

Advisor and Portfolio Managers.    Deutsche Investment Management Americas Inc. (“DeIM”) is the investment advisor for each Fund. Under the supervision of each Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, New York, makes each Fund’s investment decisions, buys and sells securities for each Fund and conducts research that leads to these purchase and sale decisions. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. DelM is a part of DeAM and an indirect wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

Ian Link, Managing Director of DeAM, is the Lead Portfolio Manager for each Fund. Mr. Link joined DeAM and became a Portfolio Manager for each Fund in 2004. Mr. Link has over 14 years of investment industry experience and holds an MBA from the University of California, Berkeley.

Anne Meisner, Director of DeAM, is also a Portfolio Manager for each Fund. Ms. Meisner joined DeAM in 2001 and became a Portfolio Manager for each Fund in 2003. Ms. Meisner has over 9 years of investment industry experience and holds an MBA from Columbia University Business School.

Distribution and Service Fees.    Pursuant to separate Underwriting and Distribution Services Agreements, Scudder Distributors, Inc. (“SDI”), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of DeIM, is the principal underwriter, distributor and administrator for the Class A, Class B and Class C shares of each Fund and acts as agent of each Fund in the continuing offer of such shares. Technology Fund has adopted distribution plans on behalf of the Class A, B and C shares in accordance with Rule 12b-1 under the 1940 Act that are substantially identical to the corresponding distribution plans for Technology Innovation Fund. Rule 12b-1 distribution plans allow the Funds to pay distribution and/or service fees for the sale and distribution of their shares. Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than other types of investments. Rule 12b-1 distribution plans have not been adopted for Class S and Class AARP shares of either Fund.

15

Pursuant to the Services Agreement with Technology Fund, which is substantially identical to the services agreement for Technology Innovation Fund, SDI receives a services fee of up to 0.25% per year with respect to the Class A, B and C shares of each Fund. SDI uses the fee to compensate financial services firms for providing personal services and maintaining accounts for their customers that hold these classes of shares of each Fund, and may retain any portion of the fee not paid to such firms to compensate itself for administrative functions performed for the Fund. All amounts are payable monthly and are based on the average daily net assets of each Fund attributable to the relevant class of shares. Class S and Class AARP shares do not have a service fee.

Trustees and Officers.    The Trustees of Scudder Securities Trust (of which Technology Innovation Fund is a series) are different from those of Scudder Technology Fund. The following individuals comprise the Board of Trustees of Scudder Securities Trust: Dawn-Marie Driscoll (Chair), Henry P. Becton, Jr., Keith R. Fox, Louis E. Levy, Jean Gleason Stromberg, Jean C. Tempel and Carl W. Vogt. The following individuals comprise the Board of Trustees of Technology Fund: John W. Ballantine, Lewis A. Burnham, Donald L. Dunaway, James R. Edgar, Paul K. Freeman, Robert B. Hoffman, Shirley D. Peterson (Chair), Fred B. Renwick (who will retire at the end of the year), William N. Shiebler and John G. Weithers. The officers of the Trust are the same as those of Technology Fund except that Philip J. Collora, Vice President and Assistant Secretary of Technology Fund, is not an officer of the Trust.

Independent Registered Public Accounting Firms (“Auditors”).    The Technology Fund’s Auditors are Ernst & Young LLP. The Technology Innovation Fund’s Auditors are PricewaterhouseCoopers LLP.

Charter Documents.

Scudder Securities Trust

General.    The Trust is an open-end management investment company, which was established as a Massachusetts business trust pursuant to a Declaration of Trust dated October 16, 1985. Technology Innovation Fund is classified as a non-diversified series of the Trust. The Trust is also governed by its bylaws and applicable state law.

Shares.    The Trust is authorized to issue an unlimited number of shares of beneficial interest, with a par value of $.01, from an unlimited number of series of shares. Shares of each series have no preference, preemptive, appraisal, conversion or exchange rights.

Voting Rights.    On any matter submitted to a vote of shareholders of Scudder Securities Trust, all series (and classes, as applicable) generally vote together as a single group, except where a separate vote by series (or class) is required by law or where the interests of the series (or class) differ from the other series. Shareholders of each series are entitled to one vote for each whole share and each fractional share shall be entitled to a proportionate fractional vote. Election of Trustees shall be by a plurality of shareholders entitled to vote; all other matters require a vote of the majority of shareholders entitled to vote.

Shareholder Meetings.    Meetings of shareholders may be called at any time by the President, and shall be called by the President and Secretary at the request in writing or

16

by resolution of a majority of Trustees, or at the written request of the holder or holders of ten percent or more of the total number of shares then issued and outstanding of the Trust entitled to vote at such meeting.

Election and Term of Trustees.    The Trustees shall be elected by the shareholders owning of record a plurality of the shares voting at a meeting of shareholders. Except in the event of resignation or removals pursuant to the Declaration of Trust, each Trustee shall hold office until such time as less than a majority of the Trustees holding office have been elected by shareholders. In such event the Trustees then in office will call a shareholders’ meeting for the election of Trustees. Except for the foregoing circumstances, the Trustees shall continue to hold office and may appoint successor Trustees.

Shareholder Liability.    Under Massachusetts law, shareholders of a series could, under certain circumstances, be held liable for the obligations of their series. However, the Trust’s Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and provides indemnification for all losses and expenses of any shareholder held liable for the obligations of this series. The indemnification and reimbursement required by the preceding sentence shall be made only out of the assets of the one or more series of which the shareholder who is entitled to indemnification or reimbursement was a shareholder at the time the act or event occurred which gave rise to the claim or liability.

Trustee Liability.    The Trustees of the Trust generally are not liable for any obligation of the Trust. The Trust will indemnify its Trustees against all liabilities and expenses, except for those arising from the Trustee’s willful misfeasance, bad faith, gross negligence or reckless disregard of such Trustee’s duties.

Scudder Technology Fund

General.    Scudder Technology Fund (for purposes of this section only, the “Trust”) is an open-end management investment company, which was established as a Massachusetts business trust pursuant to a Declaration of Trust dated October 24, 1985. Technology Fund is classified as a non-diversified series of the Trust. The Trust is also governed by its bylaws and applicable state law.

Shares.    The Trust is authorized to issue an unlimited number of shares of beneficial interest, with no par value, from an unlimited number of series of shares. Currently, the Trust consists of one investment series. The shares have no preemptive or conversion rights.

Voting Rights.    On any matter submitted to a vote of shareholders of Technology Fund, shareholders generally vote together as a single group, except where a separate vote by class is required by law or where the interests of the class differ from the other classes. Shareholders are entitled to one vote for each whole share and each fractional share shall be entitled to a proportionate fractional vote.

Shareholder Meetings.    Meetings of shareholders may be called at any time by the President, and shall be called by the President and Secretary at the request in writing or by resolution of a majority of Trustees, or at the written request of the holder or holders of ten percent or more of the total number of shares then issued and outstanding of the Trust entitled to vote at such meeting.

17

Election and Term of Trustees.    The Trustees shall be elected by the shareholders owning of record a plurality of the shares voting at a meeting of shareholders. Except in the event of resignation or removals pursuant to the Declaration of Trust, each Trustee shall hold office until such time as less than a majority of the Trustees holding office have been elected by shareholders. In such event the Trustees then in office will call a shareholders’ meeting for the election of Trustees. Except for the foregoing circumstances, the Trustees shall continue to hold office and may appoint successor Trustees.

Shareholder Liability.    Under Massachusetts law, shareholders of a series could, under certain circumstances, be held liable for the obligations of their series. However, the Trust’s Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and provides indemnification for all losses and expenses of any shareholder held liable for the obligations of this series. The indemnification and reimbursement required by the preceding sentence shall be made only out of the assets of the Fund of which the shareholder who is entitled to indemnification or reimbursement was a shareholder at the time the act or event occurred which gave rise to the claim or liability.

Trustee Liability.    The Trustees of the Trust generally are not liable for any obligation of the Trust. The Trust will indemnify its Trustees against all liabilities and expenses, except for those arising from the Trustee’s willful misfeasance, bad faith, gross negligence or reckless disregard of such Trustee’s duties.

The foregoing is only a summary of the charter documents of Scudder Securities Trust and Scudder Technology Fund and is not a complete description of provisions contained in those sources. Shareholders should refer to the provisions of those documents and state law directly for a more thorough description.

Fund Accounting Fees.    Both Funds receive the same services from Scudder Fund Accounting Corporation (“SFAC”). Technology Innovation Fund pays a fee directly to SFAC. Technology Fund does not pay a fee directly to SFAC but indirectly pays for the services through its management fee.

IV. INFORMATION ABOUT THE PROPOSED MERGER

General.    The shareholders of Technology Innovation Fund are being asked to approve a merger between Technology Innovation Fund and Technology Fund pursuant to an Agreement and Plan of Reorganization between the Funds, dated as of [                    ], 2004 (the “Agreement”), a form of which is attached to this Prospectus/Proxy Statement as Exhibit A.

The merger is structured as a transfer of all of the assets of Technology Innovation Fund to Technology Fund in exchange for the assumption by Technology Fund of all liabilities of Technology Innovation Fund and for the issuance and delivery to Technology Innovation Fund of Merger Shares of Technology Fund equal in aggregate value to the net value of the assets transferred to Technology Fund.

After receipt of the Merger Shares, Technology Innovation Fund will distribute the Merger Shares to its shareholders, in proportion to their existing shareholdings, in

18

complete liquidation of Technology Innovation Fund, and the legal existence of Technology Innovation Fund as a series of Scudder Securities Trust will be terminated. Each shareholder of Technology Innovation Fund will receive a number of full and fractional Merger Shares of the same class(es) as, and equal in value at the date of the exchange to, the aggregate value of the shareholder’s Technology Innovation Fund shares.

Prior to the date of the merger, Technology Innovation Fund will sell all investments that are not consistent with the current investment objective, policies and restrictions of Technology Fund, if any, and declare a taxable distribution which, together with all previous distributions, will have the effect of distributing to shareholders all of its net investment income and net realized capital gains, if any, through the date of the merger. The sale of such investments may increase the taxable distribution to shareholders of Technology Innovation Fund occurring prior to the merger above that which they would have received absent the merger. DeIM has represented that as of October     , 2004, Technology Innovation Fund did not have any investments that were not consistent with the current investment objective, policies and restrictions of Technology Fund.

The Trustees of the Trust have voted unanimously to approve the Agreement and the proposed merger and to recommend that shareholders also approve the merger. The actions contemplated by the Agreement and the related matters described therein will be consummated only if approved by the affirmative vote of the holders of a majority of the shares of Technology Innovation Fund.

In the event that the merger does not receive the required shareholder approval, each Fund will continue to be managed as a separate Fund in accordance with its current investment objective and policies, and the Trustees of the Trust and Scudder Technology Fund may consider such alternatives as may be in the best interests of each Fund’s respective shareholders.

Background and Trustees’ Considerations Relating to the Proposed Merger.    DeAM first proposed the merger to the Trustees of Technology Innovation Fund at a meeting held in February 2004. The merger was presented to the Trustees and considered by them as part of a broader program initiated by DeAM to consolidate its mutual fund lineup. DeAM advised the Trustees that this initiative was intended to:

•	Eliminate redundancies within the Scudder family by reorganizing and combining certain funds; and

•	Focus DeAM’s investment resources on a core set of mutual funds that best meet investor needs.

The Trustees of Technology Innovation Fund, including all Trustees who are not “interested persons” of Technology Innovation Fund (as defined by the 1940 Act), conducted a thorough review of the potential implications of the merger on Technology Innovation Fund’s shareholders. They were assisted in this review by their independent legal counsel. Following the February 2004 meeting, the Trustees met on several occasions to review and discuss the merger, both among themselves and with representatives of DeAM. In the course of their review, the Trustees requested and received substantial additional information and negotiated changes to DeAM’s initial proposal.

On September 16, 2004, the Trustees of Technology Innovation Fund, including all Trustees who are not “interested persons” of the Fund (as defined by the 1940 Act), approved the terms of the merger. The Trustees have also unanimously agreed to recommend that the merger be approved by the Fund’s shareholders.

19

In determining to recommend that the shareholders of Technology Innovation Fund approve the merger, the Trustees considered, among others, the factors described below:

•	The fees and expense ratios of the Funds, including comparisons between the expenses of Technology Innovation Fund and the estimated operating expenses of the combined fund, and between the estimated operating expenses of the combined fund and other mutual funds with similar investment objectives. The Trustees noted that the estimated operating expenses of each class of the combined fund are substantially lower than the corresponding class of Technology Innovation Fund. The Trustees also considered DeAM’s commitment to cap the combined fund’s operating expenses for approximately a three year period at levels below Technology Innovation Fund’s current operating expenses. The Trustees also gave extensive consideration to possible economies of scale that might be realized by DeAM in connection with the merger, as well as the other fund combinations included in DeAM’s restructuring proposal. The Trustees concluded that these economies were appropriately reflected in the fee and expense arrangements of Technology Fund, as proposed to be revised upon completion of the merger. The Trustees also concluded that fees and expenses were fair and reasonable based on the anticipated quality of the services to be provided, the current expense ratios of Technology Innovation Fund and the operating expenses of other mutual funds with similar investment objectives.

•	The terms and conditions of the merger. The Trustees concluded that the merger would not result in the dilution of shareholder interests and that the terms and conditions were fair and reasonable and consistent with industry practice.

•	The compatibility of Technology Innovation Fund’s and Technology Fund’s investment objectives, policies, restrictions and portfolios. Based on information provided by DeAM, the Trustees concluded that the investment objectives, policies and restrictions of Technology Innovation Fund and Technology Fund were substantially similar and that the securities in Technology Innovation Fund’s portfolio were compatible with the securities in Technology Fund’s portfolio. The Trustees also considered that the merger would permit the shareholders of Technology Innovation Fund to pursue similar investment goals in a larger fund.

•	The service features available to shareholders of Technology Fund. The Trustees concluded that the services available to shareholders of each class of Technology Fund were substantially similar to those available to shareholders of the corresponding class of Technology Innovation Fund.

•	The costs to be borne by Technology Innovation Fund, Technology Fund and DeAM as a result of the merger. Based on representations by DeAM and the terms of the Agreement and Plan of Reorganization, the Trustees noted that DeAM would bear all expenses associated with the merger, including transaction costs associated with any related repositioning of the Funds’ portfolios.

•	Prospects for the combined fund to attract additional assets. Based on, among other factors, the size of the combined fund and the estimated expense ratio of the combined fund, the Trustees concluded that the combined fund would be more likely to attract additional assets than Technology Innovation Fund and enjoy any related economies of scale.

•	The tax consequences of the merger on Technology Innovation Fund, Technology Fund and their respective shareholders, including, in particular, the

20

historical and pro forma tax attributes of Technology Innovation Fund and Technology Fund and the effect of the merger on certain tax losses of the Funds (see “Federal Income Tax Consequences” below). The Trustees concluded that lower fund operating expenses and other benefits to shareholders resulting from the merger outweighed the potentially less favorable tax attributes of the combined fund.

•	The investment performance of Technology Innovation Fund and Technology Fund. The Trustees noted that the performance of Technology Fund was either superior to or substantially similar to the performance of Technology Innovation Fund over the relevant periods.

Based on all of the foregoing, the Trustees concluded that Technology Innovation Fund’s participation in the merger would be in the best interests of Technology Innovation Fund and would not dilute the interests of Technology Innovation Fund’s existing shareholders. The Trustees of Technology Innovation Fund, including all Trustees who are not “interested persons” of the Fund (as defined in the 1940 Act), unanimously recommend that shareholders of the Fund approve the merger.

Agreement and Plan of Reorganization.    The proposed merger will be governed by the Agreement, a form of which is attached as Exhibit A. The Agreement provides that Technology Fund will acquire all of the assets of Technology Innovation Fund solely in exchange for the assumption by Technology Fund of all liabilities of Technology Innovation Fund and for the issuance of Merger Shares equal in value to the value of the transferred assets net of assumed liabilities. The shares will be issued on the next full business day (the “Exchange Date”) following the time as of which the Funds’ shares are valued for determining net asset value for the merger (4:00 pm EST on December 17, 2004, or such other date and time as may be agreed upon by the parties (the “Valuation Time”)). The following discussion of the Agreement is qualified in its entirety by the full text of the Agreement.

Technology Innovation Fund will transfer all of its assets to Technology Fund, and in exchange, Technology Fund will assume all liabilities of Technology Innovation Fund and deliver to Technology Innovation Fund a number of full and fractional Merger Shares of each class having an aggregate net asset value equal to the value of the assets of Technology Innovation Fund attributable to shares of the corresponding class of Technology Innovation Fund, less the value of the liabilities of Technology Innovation Fund assumed by Technology Fund attributable to shares of such class of Technology Innovation Fund. Immediately following the transfer of assets on the Exchange Date, Technology Innovation Fund will distribute pro rata to its shareholders of record, as of the Valuation Time, the full and fractional Merger Shares received by Technology Innovation Fund, with Merger Shares of each class being distributed to holders of shares of the corresponding class of Technology Innovation Fund. As a result of the proposed transaction, each shareholder of Technology Innovation Fund will receive a number of Merger Shares of each class equal in aggregate value at the Valuation Time to the value of Technology Innovation Fund shares of the corresponding class surrendered by the shareholder. This distribution will be accomplished by the establishment of accounts on the share records of Technology Fund in the name of such Technology Innovation Fund shareholders, each account representing the respective number of full and fractional Merger Shares of each class due the respective shareholder. New certificates for Merger Shares will not be issued.

21

The Trustees of the Trust and of Scudder Technology Fund have determined that the interests of their respective Fund’s shareholders will not be diluted as a result of the transactions contemplated by the Agreement, and the Trustees of the Trust and of Scudder Technology Fund have determined that the proposed merger is in the best interests of their respective Fund.

The consummation of the merger is subject to the conditions set forth in the Agreement. The Agreement may be terminated and the merger abandoned (i) by mutual consent of Scudder Technology Fund and the Trust on behalf of Technology Innovation Fund, (ii) by either party if the merger shall not be consummated by February 28, 2005 or (iii) if any condition set forth in the Agreement has not been fulfilled and has not been waived by the party entitled to its benefits, by such party.

If shareholders of Technology Innovation Fund approve the merger, both Funds agree to coordinate their respective portfolios from the date of the Agreement up to and including the Exchange Date in order that, when the assets of Technology Innovation Fund are added to the portfolio of Technology Fund, the resulting portfolio will meet the investment objective, policies and restrictions of Technology Fund.

Except for the trading costs associated with the coordination described above, the fees and expenses for the merger and related transactions are estimated to be $484,618. All fees and expenses, including legal and accounting expenses, portfolio transfer taxes (if any), the trading costs described above and any other expenses incurred in connection with the consummation of the merger and related transactions contemplated by the Agreement, will be borne by DeAM.

Description of the Merger Shares.    Merger Shares will be issued to Technology Innovation Fund’s shareholders in accordance with the Agreement as described above. The Merger Shares are Class A, Class B, Class C, Class S and Class AARP shares of Technology Fund. Prior to the merger, Technology Fund did not offer Class S and AARP shares. These classes are now offered by Technology Fund to accommodate the existing holders of Class S and Class AARP shares of Technology Innovation Fund. Technology Innovation Fund shareholders receiving Merger Shares will not pay an initial sales charge on such shares. Each class of Merger Shares has the same characteristics as shares of the corresponding class of Technology Innovation Fund. Your Merger Shares will be subject to a contingent deferred sales charge or redemption fee, as applicable, only to the extent that your Technology Innovation Fund shares were so subject. In other words, your Merger Shares will be treated as having been purchased on the date you purchased your Technology Innovation Fund shares and for the price you originally paid. For purposes of determining any automatic conversion date, the Merger Shares will be treated as having been purchased on the date you originally purchased your Technology Innovation Fund Class B shares (so that the conversion date of the shares will be unaffected by the merger). For more information on the characteristics of each class of Merger Shares, please see the Technology Fund Prospectus, a copy of which was mailed with this Prospectus/Proxy Statement.

Under Massachusetts law, shareholders of Technology Fund could, under certain circumstances, be held liable for the obligations of Technology Fund. However, Scudder Technology Fund’s Declaration of Trust disclaims shareholder liability for acts or obligations of Technology Fund and provides indemnification for all losses and

22

expenses of any shareholder held liable for the obligations of Technology Fund. The indemnification and reimbursement required by the preceding sentence shall be made only out of the assets of Technology Fund.

Federal Income Tax Consequences.    As a condition to each Fund’s obligation to consummate the reorganization, each Fund will receive a tax opinion from Willkie Farr & Gallagher LLP (which opinion would be based on certain factual representations and certain customary assumptions), to the effect that, on the basis of the existing provisions of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), current administrative rules and court decisions, for federal income tax purposes:

•	The acquisition by Technology Fund of all of the assets of Technology Innovation Fund solely in exchange for Merger Shares and the assumption by Technology Fund of all of the liabilities of Technology Innovation Fund, followed by the distribution by Technology Innovation Fund to its shareholders of Merger Shares in complete liquidation of Technology Innovation Fund, all pursuant to the Agreement, constitutes a reorganization within the meaning of Section 368(a) of the Code, and Technology Fund and Technology Innovation Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

•	Under Section 361 of the Code, Technology Innovation Fund will not recognize gain or loss upon the transfer of its assets to Technology Fund in exchange for Merger Shares and the assumption of the Technology Innovation Fund liabilities by Technology Fund, and Technology Innovation Fund will not recognize gain or loss upon the distribution to its shareholders of the Merger Shares in liquidation of Technology Innovation Fund.

•	Under Section 354 of the Code, shareholders of Technology Innovation Fund will not recognize gain or loss on the receipt of Merger Shares solely in exchange for Technology Innovation Fund shares.

•	Under Section 358 of the Code, the aggregate basis of the Merger Shares received by each shareholder of Technology Innovation Fund will be the same as the aggregate basis of Technology Innovation Fund shares exchanged therefor.

•	Under Section 1223(1) of the Code, the holding period of the Merger Shares received by each Technology Innovation Fund shareholder will include the holding period of Technology Innovation Fund shares exchanged therefor, provided that the Technology Innovation Fund shareholder held the Technology Innovation Fund shares at the time of the reorganization as a capital asset.

•	Under Section 1032 of the Code, Technology Fund will not recognize gain or loss upon the receipt of assets of Technology Innovation Fund in exchange for Merger Shares and the assumption by Technology Fund of all of the liabilities of Technology Innovation Fund.

•	Under Section 362(b) of the Code, the basis of the assets of Technology Innovation Fund transferred to Technology Fund in the reorganization will be the same in the hands of Technology Fund as the basis of such assets in the hands of Technology Innovation Fund immediately prior to the transfer.

23

•	Under Section 1223(2) of the Code, the holding periods of the assets of Technology Innovation Fund transferred to Technology Fund in the reorganization in the hands of Technology Fund will include the periods during which such assets were held by Technology Innovation Fund.

Technology Fund’s ability to carry forward its pre-merger losses as well as those of Technology Innovation Fund will be limited as a result of the merger. The effect of this limitation will depend on the amount of losses in each fund at the time of the merger. For example, if the merger were to have occurred on April 30, 2004, approximately 88% of Technology Innovation Fund’s net losses, which equaled approximately 180% of its net asset value at that time, would have become permanently unavailable for use by Technology Fund by reason of the merger. In addition, as a result of the merger, the benefit of the available pre-merger losses of Technology Innovation Fund will be spread over a larger asset base than would have been the case absent the merger.

The losses of Technology Fund, however, may serve to mitigate the effects of such limitation and spreading of Technology Innovation’s Fund’s losses. For example, as of April 30, 2004, Technology Fund had losses exceeding 81% of its net asset value, all of which would have been available to shareholders of the combined fund. As such, pre-merger losses equaling approximately 74% of the combined fund’s net asset value would have been available to offset future gains.

As a result of this reduction in the relative amount of the capital loss carryforwards and unrealized losses available to shareholders of Technology Innovation Fund following the merger, former shareholders of Technology Innovation Fund could, under certain circumstances, pay more taxes, or pay taxes sooner, than they would if such merger did not occur.

This description of the federal income tax consequences of the merger is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the merger, including the applicability and effect of state, local, non-U.S. and other tax laws.

The portfolio turnover rate for Technology Fund, i.e., the ratio of the lesser of annual sales or purchases to the monthly average value of the portfolio (excluding from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less), for the fiscal year ended October 31, 2003 was 51%. The portfolio turnover rate for Technology Innovation Fund for the fiscal year ended May 31, 2004 was 145%. A higher portfolio turnover rate involves greater brokerage and transaction expenses to a fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed (and, in the case of net short-term capital gains, would be taxed as ordinary income).

Each Fund intends to distribute dividends from its investment company taxable income (computed without regard to any deduction for dividends paid) and net realized capital gains after utilization of capital loss carryforwards, if any, in December of each year. An additional distribution may be made if necessary. Shareholders of each Fund can have their dividends and distributions automatically invested in additional shares of the same class of that Fund, or a different fund in the same family of funds, at net asset value and credited to the shareholder’s account on the payment date or, at the

24

shareholder’s election, sent to the shareholder by check. If the Agreement is approved by Technology Innovation Fund’s shareholders, such Fund will pay its shareholders a distribution of all undistributed net investment company taxable income (computed without regard to any deduction for dividends paid) and undistributed realized net capital gains (after reduction by any capital loss carryforwards) immediately prior to the Closing (as defined in the Agreement).

While as noted above, shareholders are not expected to recognize any gain or loss upon the exchange of their shares in the merger, differences in the Funds’ portfolio turnover rates, and net investment income and net realized capital gains, may result in future taxable distributions to shareholders arising indirectly from the merger.

Capitalization.    The following table shows the unaudited capitalization of each Fund as of April 30, 2004, and of Technology Fund on a pro forma combined basis, giving effect to the proposed acquisition of assets at net asset value as of that date1:

	Technology Fund	Technology Innovation Fund	Pro Forma Adjustments	Pro Forma Combined
Net assets
Class A	$1,141,640,248	$3,774,820		$1,145,415,068
Class B	248,442,052	891,710		249,333,762
Class C	77,280,504	3,481,074		80,761,578
Class S	—	187,636,644		187,636,644
Class AARP	—	10,679,902		10,679,902
Class I2	601,452	—	$(601,452)	—
Institutional Class	543,030	—	601,452	1,144,482

Total Net Assets	$1,468,507,286	$206,464,150	$—	$1,674,971,436

Shares outstanding
Class A	110,454,829	290,148	74,922	110,819,899
Class B	27,904,120	70,633	29,559	28,004,312
Class C	8,477,831	275,504	106,193	8,859,528
Class S	—	14,294,935	3,851,742	18,146,677
Class AARP	—	812,668	220,205	1,032,873
Class I2	56,318	—	(56,318)	—
Institutional Class	51,983	—	57,555	109,538
Net asset value per share
Class A	$10.34	$13.01		$10.34
Class B	8.90	12.62		8.90
Class C	9.12	12.64		9.12
Class S	—	13.13		10.34
Class AARP	—	13.14		10.34
Class I2	10.68	—		—
Institutional Class	10.45	—		10.45

(1)	Assumes the merger had been consummated on April 30, 2004, and is for information purposes only. No assurance can be given as to how many shares of the Scudder Technology Fund will be received by the shareholders of the Scudder Technology Innovation Fund on the date the merger takes place, and the foregoing should not be relied upon to reflect the number of shares of the Scudder Technology Fund that actually will be received on or after such date.
(2)	The Scudder Technology Fund “I” Share Class was transfered into the “Institutional” Share Class in contemplation of the Reorganization.

25

Unaudited pro forma combined financial statements of the Funds as of April 30, 2004, and for the twelve-month period then ended, are included in the Merger SAI. Because the Agreement provides that Technology Fund will be the surviving Fund following the merger and because Technology Fund’s investment objective and policies will remain unchanged, the pro forma combined financial statements reflect the transfer of the assets and liabilities of Technology Innovation Fund to Technology Fund as contemplated by the Agreement.

The Trustees of the Trust, including the independent Trustees, unanimously recommend approval of the merger.

V. INFORMATION ABOUT VOTING AND THE SHAREHOLDER MEETING

General.    This Prospectus/Proxy Statement is furnished in connection with the proposed merger of Technology Innovation Fund into Technology Fund and the solicitation of proxies by and on behalf of the Trustees of the Trust for use at the Special Meeting of Technology Innovation Fund Shareholders (the “Meeting”). The Meeting is to be held December 10, 2004, at 4:00 p.m. Eastern time at the offices of DeIM, One South Street, Baltimore, Maryland, or at such later time as is made necessary by adjournment. The Notice of the Special Meeting, the combined Prospectus/Proxy Statement and the enclosed form of proxy are being mailed to shareholders on or about                       , 2004.

As of September 16, 2004, Technology Innovation Fund had the following shares outstanding:

Share Class	Number of Shares
Class A	285,187.32
Class B	66,740.13
Class C	68,027.90
Class S	13,510,659.95
Class AARP	797,251.41

Only shareholders of record on September 16, 2004, will be entitled to notice of and to vote at the Meeting. Each share is entitled to one vote, with fractional shares voting proportionally.

The Trustees of Technology Innovation Fund know of no matters other than those set forth herein to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Trustees’ intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

Required Vote.    Proxies are being solicited from Technology Innovation Fund’s shareholders by the Trust’s Trustees for the Meeting. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of

26

specification, FOR approval of the Agreement. The transactions contemplated by the Agreement will be consummated only if approved by the affirmative vote of the holders of a majority of the shares of Technology Innovation Fund.

Record Date, Quorum and Method of Tabulation.    Shareholders of record of Technology Innovation Fund at the close of business on September 16, 2004 (the “Record Date”) will be entitled to vote at the Meeting or any adjournment thereof. The holders of one-third of the shares of Technology Innovation Fund outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the Meeting.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by Technology Innovation Fund as tellers for the Meeting. The tellers will count the total number of votes cast “for” approval of the proposal for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote, and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions and broker non-votes will therefore have the effect of a negative vote on the proposal.

Share Ownership.    As of September 16, 2004, the officers and Trustees of each Trust as a group beneficially owned less than 1% of the outstanding shares of each Fund. To the best of the knowledge of Technology Innovation Fund, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of any class of Technology Innovation Fund as of such date:

Class	Shareholder Name and Address	Percentage Owned
A	SCUDDER TRUST CO FBO LAMPERT HITCH 401(K) PLAN #063057 ATTN ASSET RECONCILIATION DEPT P O BOX 1757 SALEM NH 03079-1143	11%

A	SCUDDER TRUST COMPANY FBO IDENTIX RETIREMENT SAVINGS PLAN #062732 ATTN ASSET RECONCILIATION DEPT PO BOX 1757 SALEM NH 03079-1143	10%

B	OROURKE - EMPLOYER PS PLAN CHRISTOPHER OROURKE TRUSTEE FBO CHRISTOPHER ANDREW O’ROURKE 11226 W POINT DR KNOXVILLE TN 37922-2837	7%

27

Class	Shareholder Name and Address	Percentage Owned
C	JEFFREY H SCHUMACHER & DEBORAH M SCHUMACHER JTWROS 62 BRAEBURN DR NEW CANAAN CT 06840-5105	7%

C	LPL FINANCIAL SERVICES A/C 2816-3000 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	8%

C	UBS FINANCIAL SERVICES INC. FBO UBS-FINSVC CDN FBO KENNETH R WARNER P.O.BOX 3321, 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	5%

S	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS DEPARTMENT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	6%

To the best of the knowledge of Technology Fund, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of any class of Technology Fund as of such date:

Class	Shareholder Name and Address	Percentage Owned
Institutional	LETORT MANAGEMENT & TRUST COMPANY 3130 MORNINGSIDE DR CAMP HILL PA 17011-5820	41%

Institutional	SCUDDER TRUST COMPANY CUST IRA R/O WAYNE F VENCKUS 13901 W 55TH TER SHAWNEE KS 66216-5003	8%

Solicitation of Proxies.    In addition to soliciting proxies by mail, certain officers and representatives of the Trust, officers and employees of the Advisor and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the Proposal.

The presence at any shareholders’ meeting, in person or by proxy, of the holders of at least one-third of the shares of Technology Innovation Fund entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve the

28

Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment those proxies which they are entitled to vote in favor of the Proposal and will vote against any such adjournment those proxies to be voted against the Proposal. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker “non-votes” will be treated as shares that are present but which have not been voted, and thus will have the effect of a “no” vote. Broker non-votes are proxies received by Technology Innovation Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

Georgeson Shareholder (“Georgeson”) has been engaged to assist in the solicitation of proxies, at an estimated cost of $64,500. As the Meeting date approaches, certain shareholders of Technology Innovation Fund may receive a telephone call from a representative of Georgeson if their votes have not yet been received. Authorization to permit Georgeson to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of Technology Innovation Fund. Proxies that are obtained telephonically or through the Internet will be recorded in accordance with the procedures described below. The Trustees believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Georgeson representative is required to ask for each shareholder’s full name and address, or zip code, or both, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Georgeson representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Georgeson, then the Georgeson representative has the responsibility to explain the process, read the Proposal on the proxy card, and ask for the shareholder’s instructions on the Proposal. Although the Georgeson representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Prospectus/Proxy Statement. Georgeson will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call Georgeson immediately if his or her instructions are not correctly reflected in the confirmation.

Please see the instructions on your proxy card for telephone touch-tone voting and Internet voting. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote via the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.

If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still submit the proxy card

29

originally sent with the Prospectus/Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card, they may contact Georgeson toll-free at 1-888-288-5518. Any proxy given by a shareholder is revocable until voted at the Meeting.

Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in soliciting instructions from their principals. The cost of preparing, printing and mailing the enclosed proxy card and Prospectus/Proxy Statement, and all other costs incurred in connection with the solicitation of proxies for Technology Innovation Fund, including any additional solicitation made by letter, telephone or telegraph, will be paid by DeAM.

Revocation of Proxies.    Proxies, including proxies given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of Technology Innovation Fund at Two International Place, Boston, MA 02110, (ii) by properly submitting a later-dated proxy that is received by the Fund at or prior to the Meeting, or (iii) by attending the Meeting and voting in person. Merely attending the Meeting without voting, however, will not revoke a previously submitted proxy.

Adjournment.    If sufficient votes in favor of the Proposal set forth in the Notice of the Special Meeting are not received by the time scheduled for the Meeting, the persons named as proxies may propose adjournments of the Meeting for a reasonable period of time to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal. They will vote against any such adjournment those proxies required to be voted against the Proposal.

VI. REGULATORY AND LITIGATION MATTERS

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. We are unable to determine what the outcome of these inquiries will be or what the effect, if any, would be on the Funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serve as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, DeAM and its affiliates, certain individuals, including in some cases Scudder fund Trustees/Directors, and other parties. DeIM has agreed to indemnify the Scudder funds against any and all loss, damage, liability and expense incurred by the Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding fund valuation, market timing, revenue sharing or other subjects of the pending inquiries. Based on currently available information, DeIM believes the likelihood the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect its ability to perform under its investment management agreements with the Scudder funds.

30

Exhibit A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [    ] day of [            ], 2004, by and among Scudder Technology Fund (the “Acquiring Trust”), a Massachusetts business trust, on behalf of Scudder Technology Fund (the “Acquiring Fund”), a separate series of the Acquiring Trust; Scudder Securities Trust (the “Acquired Trust” and, together with the Acquiring Trust, each a “Trust” and collectively the “Trusts”), a Massachusetts business trust, on behalf of Scudder Technology Innovation Fund (the “Acquired Fund” and, together with the Acquiring Fund, each a “Fund” and collectively the “Funds”); and Deutsche Investment Management Americas Inc. (“DeIM”), investment adviser to the Funds (for purposes of section 10.2 of the Agreement only). The principal place of business of the Acquiring Trust is 222 South Riverside Plaza, Chicago, Illinois 60606. The principal place of business of the Acquired Trust is Two International Place, Boston, Massachusetts 02110-4103.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of the transfer of all or substantially all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Class A, Class B, Class C, Class S and Class AARP voting shares of beneficial interest (without par value) of the Acquiring Fund (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and the distribution of the Acquiring Fund Shares to the Class A, Class B, Class C, Class S and Class AARP shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	Transfer of Assets of the Acquired Fund to the Acquiring Fund in Consideration For Acquiring Fund Shares, the Assumption of All Acquired Fund Liabilities and the Liquidation of the Acquired Fund

1.1    Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer to the Acquiring Fund all or substantially all of the Acquired Fund’s assets as set forth in section 1.2, and the Acquiring Fund agrees in consideration therefor (i) to deliver to the Acquired Fund that number of full and fractional Class A, Class B, Class C, Class S and Class AARP Acquiring Fund Shares determined by dividing the value of the Acquired Fund’s assets net of any liabilities of the Acquired Fund with respect to the Class A, Class B, Class C, Class S and Class AARP shares of the Acquired Fund, computed in the manner and as of the time and date set forth in section 2.1, by the net asset value of one Acquiring Fund Share of the corresponding class, computed in the manner and as of the time and date set forth in section 2.2; and (ii) to assume all of the liabilities of the Acquired Fund, including, but not limited to, any deferred compensation to the Acquired Fund Board members. All Acquiring Fund Shares delivered to the Acquired Fund shall be delivered at net asset value without a sales load, commission or other similar fee being imposed. Such transactions shall take place at the closing provided for in section 3.1 (the “Closing”).

1.2    The assets of the Acquired Fund to be acquired by the Acquiring Fund (the “Assets”) shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests and dividends or interest or other receivables that are owned by the Acquired Fund and any deferred or prepaid expenses shown on the unaudited statement of assets and liabilities of the Acquired Fund prepared as of the effective time of the Closing in accordance with generally accepted accounting principles (“GAAP”) applied consistently with those of the Acquired Fund’s most recent audited balance sheet. The Assets shall constitute at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by the Acquired Fund immediately before the Closing (excluding for these purposes assets used to pay the dividends and other distributions paid pursuant to section 1.4).

1.3    The Acquired Fund will endeavor, to the extent practicable, to discharge all of its liabilities and obligations that are accrued prior to the Closing Date as defined in section 3.1.

1.4    On or as soon as practicable prior to the Closing Date as defined in section 3.1, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.5    Immediately after the transfer of Assets provided for in section 1.1, the Acquired Fund will distribute to the Acquired Fund’s shareholders of record with respect to each class of its shares (the “Acquired Fund Shareholders”), determined as of the Valuation Time (as defined in section 2.1), on a pro rata basis within that class, the Acquiring Fund Shares of the same class received by the Acquired Fund pursuant to section 1.1 and will completely liquidate. Such distribution and liquidation will be accomplished with respect to each class of the Acquired Fund by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such records, but shall assume that such transaction is valid, proper and correct. The aggregate net asset value of Class A, Class B, Class C, Class S and Class AARP Acquiring Fund Shares to be so credited to the Class A, Class B, Class C, Class S and Class AARP Acquired Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Fund shares of the same class owned by such shareholders as of the Valuation Time. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund, although share certificates representing interests in Class A, Class B, Class C, Class S and Class AARP shares of the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with section 2.3. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares.

1.6    Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund’s then-current prospectus and statement of additional information.

1.7    Any reporting responsibility of the Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

1.8    All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

2.	Valuation

2.1    The value of the Assets shall be computed as of the close of regular trading on The New York Stock Exchange, Inc. (the “NYSE”) on the business day immediately preceding the Closing Date, as defined in section 3.1 (the “Valuation Time”) after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Acquiring Trust’s Declaration of Trust, as amended, and the Acquiring Fund’s then-current prospectus or statement of additional information, copies of which have been delivered to the Acquired Fund.

2.2    The net asset value of a Class A, Class B, Class C, Class S and Class AARP Acquiring Fund Share shall be the net asset value per share computed with respect to that class as of the Valuation Time using the valuation procedures referred to in section 2.1. Notwithstanding anything to the contrary contained in this Agreement, in the event that, as of the Valuation Time, there are no Class AARP or Class S Acquiring Fund Shares issued and outstanding, then, for purposes of this Agreement, the per share net asset value of Class S and/or Class AARP, as applicable, shall be equal to the net asset value of one Institutional Class share of the Acquiring Fund.

2.3    The number of Class A, Class B, Class C, Class S and Class AARP Acquiring Fund Shares to be issued (including fractional shares, if any) in consideration for the Assets shall be determined with respect to each such class by dividing the value of the Assets with respect to Class A, Class B, Class C, Class S and Class AARP shares of the Acquired Fund, as the case may be, determined in accordance with section 2.1 by the net asset value of an Acquiring Fund Share of the same class determined in accordance with section 2.2.

2.4    All computations of value hereunder shall be made by or under the direction of each Fund’s respective accounting agent, if applicable, in accordance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by each Fund’s respective Independent Registered Public Accounting Firm upon the reasonable request of the other Fund.

3.	Closing and Closing Date

3.1    The Closing of the transactions contemplated by this Agreement shall be December 20, 2004, or such later date as the parties may agree in writing (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m., Eastern time, on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of counsel to the Acquiring Fund, or at such other place and time as the parties may agree.

3.2    The Acquired Fund shall deliver to the Acquiring Fund on the Closing Date a schedule of Assets.

3.3    State Street Bank and Trust Company (“State Street”), custodian for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets shall have been delivered in proper form to State Street, custodian for the Acquiring Fund, prior to or on the Closing Date and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the custodian for the Acquired Fund to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered by the Acquired Fund as of the Closing Date by the Acquired Fund for the account of Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund’s portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Fund. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

3.4    State Street, as transfer agent for the Acquired Fund, on behalf of the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding Class A, Class B, Class C, Class S and Class AARP Acquired Fund shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

3.5    In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board members of either party to this Agreement, accurate appraisal of the value of the net assets with respect to the Class A, Class B, Class C, Class S and Class AARP shares of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.6    The liabilities of the Acquired Fund shall include all of the Acquired Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute,

accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement, including but not limited to, any deferred compensation to the Acquired Fund’s Board members.

4.	Representations and Warranties

4.1    The Acquired Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

(a)    The Acquired Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts with power under the Acquired Trust’s Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and, subject to approval of shareholders of the Acquired Fund, to carry out the Agreement. The Acquired Fund is a separate series of the Acquired Trust duly designated in accordance with the applicable provisions of the Acquired Trust’s Declaration of Trust. The Acquired Trust and Acquired Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquired Trust or Acquired Fund. The Acquired Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquired Fund;

(b)    The Acquired Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquired Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

(c)    No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act and such as may be required by state securities laws;

(d)    The Acquired Trust is not, and the execution, delivery and performance of this Agreement by the Acquired Trust will not result (i) in violation of Massachusetts law or of the Acquired Trust’s Declaration of Trust, as amended, or By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquired Fund;

(e)    Other than as disclosed on a schedule provided by the Acquired Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any properties or assets held by it. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business, other than as disclosed in the foregoing schedule, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(f)    The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquired Fund at and for the fiscal year ended May 31, 2004, have been audited by PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, and are in accordance with Generally Accepted Accounting Principles (“GAAP”) consistently applied, and such statements (a copy of each of which has been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position of the Acquired Fund as of such date in accordance with GAAP and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(g)    Since May 31, 2004, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund’s portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by Acquired Fund Shareholders shall not constitute a material adverse change;

(h)    At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(i)    For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date;

(j)    All issued and outstanding shares of the Acquired Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and not subject to preemptive or dissenter’s rights (recognizing that, under Massachusetts law, Acquired Fund Shareholders, under certain circumstances, could be held personally liable for obligations of the Acquired Fund), and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of State Street, as provided in section 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares;

(k)    At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to section 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquiring Fund has received notice at or prior to the Closing, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act, except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing;

(l)    The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Acquired Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act), and, subject to the approval of the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(m)    The information to be furnished by the Acquired Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc. (the “NASD”)), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(n)    The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

(o)    The Registration Statement referred to in section 5.7, insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act and the 1940 Act, as applicable, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquiring Fund for use therein.

4.2    The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

(a)    The Acquiring Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts with power under the Acquiring Trust’s Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and to carry out the Agreement. The Acquiring Fund is a separate series of the Acquiring Trust duly designated in accordance with the applicable provisions of the Acquiring Trust’s Declaration of Trust. The Acquiring Trust and Acquiring Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Trust or Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund;

(b)    The Acquiring Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

(c)    No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

(d)    The Acquiring Trust is not, and the execution, delivery and performance of this Agreement by the Acquiring Trust will not result (i) in violation of Massachusetts law or of the Acquiring Trust’s Declaration of Trust, as amended, or By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking known to counsel to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquiring Fund;

(e)    Other than as disclosed on a schedule provided by the Acquiring Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring

Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business, other than as disclosed in the foregoing schedule, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(f)    The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquiring Fund at and for the fiscal year ended October 31, 2003, have been audited by Ernst & Young, LLP Independent Registered Public Accounting Firm, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquired Fund) present fairly, in all material respects, the financial position of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(g)    Since October 31, 2003, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquired Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund’s portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change;

(h)    At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquiring Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(i)    For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year including the Closing Date;

(j)    All issued and outstanding shares of the Acquiring Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws and (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and not subject to preemptive or dissenter’s rights (recognizing that, under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund). The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares, nor is there outstanding any security convertible into any of the Acquiring Fund Shares;

(k)    The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable (recognizing that, under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund);

(l)    At the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund’s assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice at or prior to the Closing;

(m)    The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Acquiring Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act) and this Agreement will constitute a valid and binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n)    The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the NASD), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(o)    The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(p)    The Registration Statement, only insofar as it relates to the Acquiring Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act, and the 1940 Act and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquired Fund for use therein; and

(q)    The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to continue its operations after the Closing Date.

5.	Covenants of the Acquiring Fund and the Acquired Fund

5.1    The Acquiring Fund and the Acquired Fund each covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that (a) such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions and (ii) such changes as are contemplated by the Funds’ normal operations; and (b) each Fund shall retain exclusive control of the composition of its portfolio until the Closing Date. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect. The Acquired Fund and Acquiring Fund covenant and agree to coordinate the respective portfolios of the Acquired Fund and Acquiring Fund from the date of the Agreement up to and including the Closing Date in order that at Closing, when the Assets are added to the Acquiring Fund’s portfolio, the resulting portfolio will meet the Acquiring Fund’s investment objective, policies and restrictions, as set forth in the Acquiring Fund’s prospectus, a copy of which has been delivered to the Acquired Fund.

5.2    Upon reasonable notice, the Acquiring Trust’s officers and agents shall have reasonable access to the Acquired Fund’s books and records necessary to maintain current knowledge of the Acquired Fund and to ensure that the representations and warranties made by the Acquired Fund are accurate.

5.3    The Acquired Fund covenants to call a meeting of the Acquired Fund Shareholders entitled to vote thereon to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than January 31, 2005.

5.4    The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.5    The Acquired Fund covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

5.6    Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.7    Each Fund covenants to prepare in compliance with the 1933 Act, the 1934 Act and the 1940 Act the Registration Statement on Form N-14 (the “Registration Statement”) in connection with the meeting of the Acquired Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein. The Acquiring Trust will file the Registration Statement, including a proxy statement, with the Commission. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include a proxy statement, all to be included in the Registration Statement, in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act.

5.8    The Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

5.9    The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue its operations after the Closing Date and to consummate the transactions contemplated herein; provided, however, that the Acquiring Fund may take such actions it reasonably deems advisable after the Closing Date as circumstances change.

5.10    The Acquiring Fund covenants that it will, from time to time, as and when reasonably requested by the Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases, and other instruments, and will take or cause to be taken such further action, as the Acquired Fund may reasonably deem necessary or desirable in order to (i) vest and confirm to the Acquired Fund title to and possession of all Acquiring Fund shares to be transferred to the Acquired Fund pursuant to this Agreement and (ii) assume the liabilities from the Acquired Fund.

5.11    As soon as reasonably practicable after the Closing, the Acquired Fund shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

5.12    The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.13    The intention of the parties is that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Trusts, the Acquiring Fund nor the Acquired Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Trusts, the Acquiring Fund and the Acquired Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Willkie Farr & Gallagher LLP to render the tax opinion contemplated herein in section 8.5.

5.14    At or immediately prior to the Closing, the Acquired Fund will declare and pay to its shareholders a dividend or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

5.15    The Acquiring Fund agrees to identify in writing prior to the Closing Date any assets of the Acquired Fund that it does not wish to acquire because they are not consistent with the current investment strategy of the Acquiring Fund, and the Acquired Fund agrees to dispose of such assets prior to the Closing Date.

6.	Conditions Precedent to Obligations of the Acquired Fund

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1    All representations and warranties of the Acquiring Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquired Fund, its adviser or any of their affiliates) against the Acquiring Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquiring Fund which the Acquiring Fund reasonably believes might result in such litigation.

6.2    The Acquiring Fund shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by the Acquiring Trust’s President or a Vice President, in a form reasonably satisfactory to the Acquired Trust, on behalf of the Acquired Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request.

6.3    The Acquired Fund shall have received on the Closing Date an opinion of Vedder, Price, Kaufman & Kammholz, P.C., in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that:

  (a)    the Acquiring Trust has been formed and is legally existing as a business trust;

  (b)    the Acquiring Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquiring Fund’s registration statement under the 1940 Act;

  (c)    the Agreement has been duly authorized, executed and delivered by the Acquiring Trust, on behalf of the Acquiring Fund, and constitutes a valid and legally binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

  (d)    the execution and delivery of the Agreement did not, and the issuance of Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquiring Trust’s Declaration of Trust, as amended, or By-laws; and

  (e)    to the knowledge of such counsel, and without any independent investigation, (i) other than as disclosed on the schedule provided by the Acquiring Fund pursuant to section 4.2 of the Agreement, the Acquiring Trust is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquiring Trust, (ii) the Acquiring Trust is duly registered as an investment company with the Commission and is not subject to any stop order, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Fund under the federal laws of the United States or the laws of The Commonwealth of Massachusetts for the issuance of Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.

The delivery of such opinion is conditioned upon receipt by Vedder, Price, Kaufman & Kammholz, P.C. of customary representations it shall reasonably request of each of the Acquiring Trust and the Acquired Trust.

6.4    The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund on or before the Closing Date.

6.5    The Acquiring Fund shall have entered into an expense cap agreement with DeIM limiting the expenses of the Class A, Class B, Class C, Class S and Class AARP shares of the Acquiring Fund to 0.88%, 1.22%, 1.15%, 1.05% and 1.14%, respectively, excluding 12b-1 plans and certain other expenses, for the period commencing December 20, 2004 and ending January 1, 2008, in a form reasonably satisfactory to the Acquired Fund.

7.	Conditions Precedent to Obligations of the Acquiring Fund

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

7.1    All representations and warranties of the Acquired Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquiring Fund, its adviser or any of their affiliates) against the Acquired Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquired Fund which the Acquired Fund reasonably believes might result in such litigation.

7.2    The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities as of the Closing Date, certified by the Treasurer of the Acquired Trust.

7.3    The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Acquired Trust’s President or a Vice President, in a form reasonably satisfactory to the Acquiring Trust, on behalf of the

Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Trust with respect to the Acquired Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

7.4    The Acquiring Fund shall have received on the Closing Date an opinion of Ropes & Gray LLP, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that:

  (a)    the Acquired Trust has been duly formed and is an existing business trust;

  (b)    the Acquired Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquired Trust’s registration statement under the 1940 Act;

  (c)    the Agreement has been duly authorized, executed and delivered by the Acquired Trust, on behalf of the Acquired Fund, and constitutes a valid and legally binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

  (d)    the execution and delivery of the Agreement did not, and the exchange of the Acquired Fund’s assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquired Trust’s Declaration of Trust, as amended, or By-laws; and

  (e)    to the knowledge of such counsel, and without any independent investigation, (i) other than as disclosed on the schedule provided by the Acquired Fund pursuant to section 3.2 of the Agreement, the Acquired Trust is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquired Trust, (ii) the Acquired Trust is duly registered as an investment company with the Commission and is not subject to any stop order, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquired Fund under the federal laws of the United States or the laws of The Commonwealth of Massachusetts for the exchange of the Acquired Fund’s assets for Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.

The delivery of such opinion is conditioned upon receipt by Ropes & Gray LLP of customary representations it shall reasonably request of each of the Acquiring Trust and the Acquired Trust.

7.5    The Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund on or before the Closing Date.

8.	Further Conditions Precedent to Obligations of the Acquiring Fund and the Acquired Fund

If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1    This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Acquired Trust’s Declaration of Trust, as amended, and By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this section 8.1.

8.2    On the Closing Date, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3    All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

8.4    The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5    The parties shall have received an opinion of Willkie Farr & Gallagher LLP addressed to each of the Acquiring Fund and the Acquired Fund, in a form reasonably satisfactory to each such party to this Agreement, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes: (i) the acquisition by Acquiring Fund of all of the assets of Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of all of the liabilities of Acquired Fund, followed by the distribution by Acquired Fund to its shareholders of Acquiring Fund Shares in complete liquidation of Acquired Fund, all pursuant to the Agreement, constitutes a reorganization within the meaning of Section 368(a) of the Code, and Acquiring Fund and Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) under Section 361 of the Code Acquired Fund will not recognize gain or loss upon the transfer of its assets to Acquiring Fund in exchange for Acquiring Fund Shares and the assumption of the Acquired Fund liabilities by Acquiring Fund, and Acquired Fund will not recognize gain or loss upon the distribution to its shareholders of the Acquiring Fund Shares in liquidation of Acquired Fund; (iii) under Section 354 of the Code, shareholders of Acquired Fund will not recognize gain or loss on the receipt of Acquiring Fund Shares solely in exchange for Acquired Fund shares; (iv) under Section 358 of the Code, the aggregate basis of the Acquiring Fund Shares received by each shareholder of Acquired

Fund will be the same as the aggregate basis of Acquired Fund shares exchanged therefor; (v) under Section 1223(1) of the Code, the holding period of the Acquiring Fund Shares received by each Acquired Fund shareholder will include the holding period of Acquired Fund shares exchanged therefor, provided that the Acquired Fund shareholder held the Acquired Fund shares at the time of the reorganization as a capital asset; (vi) under Section 1032 of the Code, Acquiring Fund will not recognize gain or loss upon the receipt of assets of Acquired Fund in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of all of the liabilities of Acquired Fund; (vii) under Section 362(b) of the Code the basis of the assets of Acquired Fund transferred to Acquiring Fund in the reorganization will be the same in the hands of Acquiring Fund as the basis of such assets in the hands of Acquired Fund immediately prior to the transfer; and (viii) under Section 1223(2) of the Code the holding periods of the assets of Acquired Fund transferred to Acquiring Fund in the reorganization in the hands of Acquiring Fund will include the periods during which such assets were held by Acquired Fund. The delivery of such opinion is conditioned upon receipt by Willkie Farr & Gallagher of representations it shall request of each of the Acquiring Trust and Acquired Trust. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the condition set forth in this section 8.5.

9.	Indemnification

9.1    The Acquiring Fund agrees to indemnify and hold harmless the Acquired Fund and each of the Acquired Trust’s Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquired Trust or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

9.2    The Acquired Fund agrees to indemnify and hold harmless the Acquiring Fund and each of the Acquiring Trust’s Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquiring Trust or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10.	Fees and Expenses

10.1    Each of the Acquiring Trust, on behalf of the Acquiring Fund, and the Acquired Trust, on behalf of the Acquired Fund, represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

10.2    DeIM will bear all the expenses associated with the Reorganization, including any transaction costs payable by the Acquired Fund in connection with sales of certain of its assets, as designated by the Acquiring Fund, in anticipation of the Reorganization.

11.	Entire Agreement

The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

12.	Termination

12.1    This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before February 28, 2005, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Board members or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.	Amendments

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by any authorized officer of the Acquired Fund and any authorized officer of the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to section 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

14.	Notices

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Acquired Fund, Two International Place, Boston, Massachusetts 02110-4103, with a copy to Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110-2624, Attention: John W. Gerstmayr, Esq., or to the Acquiring Fund, 222 South Riverside Plaza, Chicago, Illinois 60606, with a copy to Vedder, Price, Kaufman & Kammholz, P.C., 222 North LaSalle Street, Chicago, Illinois 60601, Attention: David A. Sturms, Esq., and Cathy G. O’Kelly, Esq., or to any other address that the Acquired Fund or the Acquiring Fund shall have last designated by notice to the other party.

15.	Headings; Counterparts; Assignment; Limitation of Liability

15.1    The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2    This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3    This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and the shareholders of the Acquiring Fund and the Acquired Fund and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.4    References in this Agreement to each Trust mean and refer to the Board members of each Trust from time to time serving under its Declaration of Trust on file with the Secretary of State of The Commonwealth of Massachusetts, as the same may be amended from time to time, pursuant to which each Trust conducts its business. It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Board members, shareholders, nominees, officers, agents, or employees of the Trusts or the Funds personally, but bind only the respective property of the Funds, as provided in each Trust’s Declaration of Trust. Moreover, no series of either Trust other than the Funds shall be responsible for the obligations of the Trusts hereunder, and all persons shall look only to the assets of the Funds to satisfy the obligations of the Trusts hereunder. The execution and the delivery of this Agreement have been authorized by each Trust’s Board members, on behalf of the applicable Fund, and this Agreement has been signed by authorized officers of each Fund acting as such, and neither such authorization by such Board members, nor such execution and delivery by such officers, shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the respective property of the Funds, as provided in each Trust’s Declaration of Trust.

Notwithstanding anything to the contrary contained in this Agreement, the obligations, agreements, representations and warranties with respect to each Fund shall constitute the obligations, agreements, representations and warranties of that Fund only (the “Obligated Fund”), and in no event shall any other series of the Trusts or the assets of any such series be held liable with respect to the breach or other default by the Obligated Fund of its obligations, agreements, representations and warranties as set forth herein.

15.5    This Agreement shall be governed by, and construed and enforced in accordance with, the laws of The Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an authorized officer and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

Attest:	SCUDDER TECHNOLOGY FUND, on behalf of Scudder Technology Fund

Secretary	By: Its:
Attest:	SCUDDER SECURITIES TRUST, on behalf of Scudder Technology Innovation Fund

Secretary	By: Its:
AGREED TO AND ACKNOWLEDGED ONLY WITH RESPECT TO SECTION 10.2 HERETO DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.

By: Its:

Exhibit B

Updated Financial Highlights (as contained in the Semiannual Report for the six month period ended April 30, 2004)

Class A

Years Ended October 31,	2004[a]		2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$10.71		$7.38	$10.80	$29.18	$21.29	$11.77

Income (loss) from investment operations:
Net investment income (loss)[b]	(.03)		(.07)	(.07)	(.06)	(.09)	(.06)
Net realized and unrealized gain (loss) on investment transactions	(.34)		3.40	(3.35)	(15.74)	9.92	10.65

Total from investment operations	(.37)		3.33	(3.42)	(15.80)	9.83	10.59

Less distributions from:
Net realized gains on investment transactions	—		—	—	(2.58)	(1.94)	(1.07)

Net asset value, end of period	$10.34		$10.71	$7.38	$10.80	$29.18	$21.29

Total Return (%)[c]	(3.45	)**	45.12	(31.67)[e]	(57.51)	47.06	94.71
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,142		1,231	885	1,521	3,711	2,233
Ratio of expenses before expense reductions (%)	1.00	*	1.17	.97	1.04[d]	1.00	.93
Ratio of expenses after expense reductions (%)	1.00	*	1.17	.97	1.03[d]	.99	.93
Ratio of net investment income (loss) (%)	(.50	)*	(.82)	(.66)	(.40)	(.30)	(.38)
Portfolio turnover rate (%)	112	*	51	60	96	59	59

[a]	For the six months ended April 30, 2004 (Unaudited).
[b]	Based on average shares outstanding during the period.
[c]	Total return does not reflect the effect of any sales charges.
[d]	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.02% and 1.02%, respectively.
[e]	In 2002, the Advisor fully reimbursed the Fund for a net loss incurred on transactions which did not meet the Fund’s investment guidelines. The amount of the loss was less than 0.01% of the Fund’s average net assets thus having no impact on the Fund’s total return.
*	Annualized
**	Not annualized

Class B

Years Ended October 31,	2004[a]		2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$9.28		$6.46	$9.55	$26.46	$19.62	$11.03

Income (loss) from investment operations:
Net investment income (loss)[b]	(.08)		(.14)	(.14)	(.19)	(.36)	(.22)
Net realized and unrealized gain (loss) on investment transactions	(.30)		2.96	(2.95)	(14.14)	9.14	9.88

Total from investment operations	(.38)		2.82	(3.09)	(14.33)	8.78	9.66

Less distributions from:
Net realized gains on investment transactions	—		—	—	(2.58)	(1.94)	(1.07)

Net asset value, end of period	$8.90		$9.28	$6.46	$9.55	$26.46	$19.62

Total Return (%)[c]	(4.09	)**	43.65	(32.36)[e]	(57.90)	45.49	92.59
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	248		306	264	494	1,307	465
Ratio of expenses before expense reductions (%)	2.15	*	2.24	1.94	2.01[d]	1.87	1.92
Ratio of expenses after expense reductions (%)	2.15	*	2.24	1.94	1.96[d]	1.86	1.92
Ratio of net investment income (loss) (%)	(1.65	)*	(1.89)	(1.63)	(1.33)	(1.30)	(1.37)
Portfolio turnover rate (%)	112	*	51	60	96	59	59

[a]	For the six months ended April 30, 2004 (Unaudited).
[b]	Based on average shares outstanding during the period.
[c]	Total return does not reflect the effect of any sales charges.
[d]	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.96% and 1.96%, respectively.
[e]	In 2002, the Advisor fully reimbursed the Fund for a net loss incurred on transactions which did not meet the Fund’s investment guidelines. The amount of the loss was less than 0.01% of the Fund’s average net assets thus having no impact on the Fund’s total return.
*	Annualized
**	Not annualized

Class C

Years Ended October 31,	2004[a]		2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$9.49		$6.60	$9.75	$26.91	$19.91	$11.17

Income (loss) from investment operations:
Net investment income (loss)[b]	(.07)		(.14)	(.13)	(.18)	(.35)	(.21)
Net realized and unrealized gain (loss) on investment transactions	(.30)		3.03	(3.02)	(14.40)	9.29	10.02

Total from investment operations	(.37)		2.89	(3.15)	(14.58)	8.94	9.81

Less distributions from:
Net realized gains on investment transactions	—		—	—	(2.58)	(1.94)	(1.07)

Net asset value, end of period	$9.12		$9.49	$6.60	$9.75	$26.91	$19.91

Total Return (%)[c]	(3.90	)**	43.79	(32.31)[e]	(57.85)	45.72	92.68
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	77		90	65	111	255	73
Ratio of expenses before expense reductions (%)	2.02	*	2.19	1.84	1.94 [d]	1.76	1.82
Ratio of expenses after expense reductions (%)	2.02	*	2.19	1.84	1.89 [d]	1.75	1.82
Ratio of net investment income (loss) (%)	(1.52	)*	(1.84)	(1.53)	(1.26)	(1.22)	(1.27)
Portfolio turnover rate (%)	112	*	51	60	96	59	59

[a]	For the six months ended April 30, 2004 (Unaudited).
[b]	Based on average shares outstanding during the period.
[c]	Total return does not reflect the effect of any sales charges.
[d]	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.89% and 1.89%, respectively.
[e]	In 2002, the Advisor fully reimbursed the Fund for a net loss incurred on transactions which did not meet the Fund’s investment guidelines. The amount of the loss was less than 0.01% of the Fund’s average net assets thus having no impact on the Fund’s total return.
*	Annualized
**	Not annualized

Class I

Years Ended October 31,	2004[a]		2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$11.06		$7.57	$11.05	$29.67	$21.54	$11.86

Income (loss) from investment operations:
Net investment income (loss)[b]	(.02)		(.03)	(.04)	(.01)	—	(.02)
Net realized and unrealized gain (loss) on investment transactions	(.36)		3.52	(3.44)	(16.03)	10.07	10.77

Total from investment operations	(.38)		3.49	(3.48)	(16.04)	10.07	10.75

Less distributions from:
Net realized gains on investment transactions	—		—	—	(2.58)	(1.94)	(1.07)

Net asset value, end of period	$10.68		$11.06	$7.57	$11.05	$29.67	$21.54

Total Return (%)	(3.44	)[e]**	46.10	(31.49)[d]	(57.33)	47.62	95.39
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1		1	15	25	59	34
Ratio of expenses before expense reductions (%)	.79	*	.69	.65	.68 [c]	.70	.65
Ratio of expenses after expense reductions (%)	.70	*	.69	.65	.68 [c]	.69	.64
Ratio of net investment income (loss) (%)	(.20	)*	(.34)	(.34)	(.05)	(.01)	(.09)
Portfolio turnover rate (%)	112	*	51	60	96	59	59

[a]	For the six months ended April 30, 2004 (Unaudited).
[b]	Based on average shares outstanding during the period.
[c]	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .68% and .68%, respectively.
[d]	In 2002, the Advisor fully reimbursed the Fund for a net loss incurred on transactions which did not meet the Fund’s investment guidelines. The amount of the loss was less than 0.01% of the Fund’s average net assets thus having no impact on the Fund’s total return.
[e]	Total return would have been lower had certain expenses not been reduced.
*	Annualized
**	Not annualized

Institutional Class

	2004[a]		2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$10.80		$7.38	$8.08

Income (loss) from investment operations:
Net investment income (loss)[c]	(.01)		(.04)	.01
Net realized and unrealized gain (loss) on investment transactions	(.34)		3.46	(.71)

Total from investment operations	(.35)		3.42	(.70)

Net asset value, end of period	$10.45		$10.80	$7.38

Total Return (%)	(3.24	)**	46.34	(8.66	)[d]**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1		1	.91
Ratio of expenses (%)	.62	*	.80	.88	*
Ratio of net investment income (loss) (%)	(.13	)*	(.45)	(.74	)*
Portfolio turnover rate (%)	112	*	51	60

[a]	For the six months ended April 30, 2004 (Unaudited).
[b]	For the period from August 19, 2002 (commencement of sales of Institutional Class shares) to October 31, 2002.
[c]	Based on average shares outstanding during the period.
[d]	In 2002, the Advisor fully reimbursed the Fund for a net loss incurred on transactions which did not meet the Fund’s investment guidelines. The amount of the loss was less than 0.01% of the Fund’s average net assets thus having no impact on the Fund’s total return.
*	Annualized
**	Not annualized

For more information please call your Fund’s proxy solicitor, Georgeson Shareholder, at (888) 288-5518.

FSIII-TI

TIF_14470

YOUR VOTE IS IMPORTANT!

UNLESS VOTING BY TELEPHONE OR INTERNET,

PLEASE SIGN, DATE AND MAIL THIS PROXY CARD

PROMPTLY USING THE ENCLOSED ENVELOPE.

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize expenses.

It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your proxy statement and have it and this proxy card at hand.

2. Call toll-free 1-866-241-6192, or go to website: https://vote.proxy-direct.com.

3. Follow the recorded or on-screen directions.

4. Do not mail your Proxy Card when you vote by phone or Internet.

Please detach at perforation before mailing.

SCUDDER INVESTMENTS PO Box 18011 Hauppauge, NY 11788-8811	SCUDDER SECURITIES TRUST SCUDDER TECHNOLOGY INNOVATION FUND PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS One South Street, Baltimore, Maryland 21202-3220 4:00 p.m., Eastern time, on December 10, 2004	PROXY CARD

The undersigned hereby appoints Philip J. Collora, Daniel O. Hirsch, John Millette and Caroline Pearson, and each of them, with full power of substitution, as proxy or proxies of the undersigned to vote all shares of the Fund that the undersigned is entitled in any capacity to vote at the above-stated special meeting, and at any and all adjournments or postponements thereof (the ‘Special Meeting’), on the matter set forth in the Notice of Special Meeting of Shareholders and on this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Special Meeting and upon such other matters as may properly be brought before the Special Meeting. This proxy revokes all prior proxies given by the undersigned.

All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the Proposal. All ABSTAIN votes will be counted in determining the existence of a quorum at the Special Meeting.

Receipt of the Notice of Special Meeting and the related Proxy Statement/Prospectus is hereby acknowledged.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com

VOTE VIA THE TELEPHONE: 1-866-241-6192

Note: Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title as such.

  Signature(s) (Title(s), if applicable)

  Date                                                                                       FSIII-TI

TIF_14470

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

NO POSTAGE REQUIRED.

YOUR VOTE IS IMPORTANT!

UNLESS VOTING BY TELEPHONE OR INTERNET,

PLEASE SIGN, DATE AND MAIL THIS PROXY CARD

PROMPTLY USING THE ENCLOSED ENVELOPE.

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES WITH RESPECT TO YOUR FUND. THE FOLLOWING MATTER IS PROPOSED BY YOUR FUND. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL.

TO VOTE, MARK A BLOCK BELOW IN BLUE OR BLACK INK. Example: ■

VOTE ON PROPOSAL 1:

1.     Approve an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of Scudder Technology Innovation Fund to Scudder Technology Fund, in exchange for shares of Scudder Technology Fund and the assumption by Scudder Technology Fund of all of the liabilities of Scudder Technology Innovation Fund, and the distribution of such shares, on a tax-free basis, to the shareholders of Scudder Technology Innovation Fund, in complete termination and liquidation of Scudder Technology Innovation Fund.

The appointed proxies will vote on any other business as may properly come before the Special Meeting.

FOR ☐	AGAINST ☐	ABSTAIN ☐

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON REVERSE SIDE.

SCUDDER INVESTMENTS

Supplement to the currently effective prospectus of each of the listed funds:

Scudder 21st Century Growth Fund	Scudder International Select Equity Fund

Scudder Aggressive Growth Fund	Scudder Large Cap Value Fund

Scudder Blue Chip Fund	Scudder Large Company Growth Fund

Scudder Capital Growth Fund	Scudder Large Company Value Fund

Scudder-Dreman High Return Equity Fund	Scudder Lifecycle Long Range Fund

Scudder-Dreman Small Cap Value Fund	Scudder Managed Municipal Bond Fund

Scudder Dynamic Growth Fund	Scudder Micro Cap Fund

Scudder EAFE Equity Index Fund	Scudder Mid Cap Fund

Scudder Equity 500 Index Fund	Scudder Municipal Bond Fund

Scudder Fixed Income Fund	Scudder New Europe Fund

Scudder Flag Investors Communications Fund	Scudder Preservation Plus Fund

Scudder Flag Investors Equity Partners Fund	Scudder RREEF Real Estate Securities Fund

Scudder Flag Investors Value Builder Fund	Scudder Short Duration Fund

Scudder Growth and Income Fund	Scudder Short-Term Municipal Bond Fund

Scudder Growth Fund	Scudder Strategic Income Fund

Scudder Health Care Fund	Scudder Tax Advantaged Dividend Fund

Scudder High Income Fund	Scudder Technology Fund

Scudder High Income Plus Fund	Scudder Technology Innovation Fund

Scudder High Yield Tax-Free Fund	Scudder Total Return Fund

Scudder Income Fund	Scudder Total Return Bond Fund

Scudder International Equity Fund	Scudder US Bond Index Fund

Scudder International Fund	Scudder US Government Securities Fund

For Scudder Dynamic Growth Fund, Scudder Large Company Value Fund and Scudder Technology Innovation Fund only:

Deutsche Investment Management Americas Inc., the advisor of the above-noted funds (the “Advisor”), is proposing the following fund mergers as part of the Advisor’s initiative to restructure and streamline the family of Scudder funds: Scudder Technology Innovation Fund, Scudder Large Company Value Fund and Scudder Dynamic Growth Fund (the “Acquired Funds”) into Scudder Technology Fund, Scudder Large Cap Value Fund and Scudder Mid Cap Fund (the “Acquiring Funds”), respectively. Completion of each merger is subject to a number of conditions, including final approval by each participating Fund’s Board and approval by shareholders of the Acquired Fund at a shareholder meeting expected to be held within approximately the next four months. Prior to the shareholder meeting, shareholders of each Acquired Fund will receive (i) a Proxy Statement/Prospectus describing in detail the proposed merger and the Board’s considerations in recommending that shareholders approve the merger, and (ii) a Prospectus for the applicable Acquiring Fund.

July 23, 2004

SMF-3639

PSMEGA-2B-074

For Scudder International Equity Fund, Institutional — Class I, Class II only:

The Board of Scudder International Equity Fund has approved a consolidation of Institutional — Class I and Class II. Class II will consolidate into Class I, which will be renamed Institutional Class. This share class consolidation will not be a taxable event for shareholders. The consolidation will take place on or about August 13, 2004.

The following replaces the first sentence in the “Investment minimums” sub-section of the “Buying and Selling Institutional Class Shares” section:

As of August 13, 2004, your initial investment must be for at least $1,000,000.

For Class I shareholders of the following funds only:

Scudder Capital Growth Fund

Scudder High Income Fund

Scudder Technology Fund

The Boards of the above listed funds have approved a consolidation, on or about August 13, 2004, of the Class I shares of each fund into the Institutional Class of each fund.

Please refer to “Eligibility Requirements for Purchasing Institutional Class Shares” later in this prospectus supplement, since the eligibility requirements for purchasing Institutional Class shares are different from those for purchasing Class I shares.

For Premier Class shareholders of the following funds only:

Scudder EAFE Equity Index Fund	Scudder Lifecycle Long Range Fund

Scudder Equity 500 Index Fund	Scudder US Bond Index Fund

On or about August 13, 2004, Premier Class will be renamed Institutional Class.

The following sentence replaces the first and second sentences in the “Investment minimums” sub-section of the “Buying and Selling Premier Class Shares” section:

Your initial investment must be for at least $1,000,000. Shareholders as of August 13, 2004 do not need to meet the minimum initial investment requirement.

Please refer to “Eligibility Requirements for Purchasing Institutional Class Shares” later in this prospectus supplement, as the eligibility requirements for purchasing Institutional Class shares are different from those for purchasing Premier Class shares.

For Class I shareholders of the following funds only:

Scudder 21st Century Growth Fund	Scudder International Fund

Scudder Aggressive Growth Fund	Scudder Large Cap Value Fund

Scudder Blue Chip Fund	Scudder Large Company Growth Fund

Scudder Dynamic Growth Fund	Scudder Large Company Value Fund

Scudder Growth Fund	Scudder Strategic Income Fund

Scudder Health Care Fund	Scudder Total Return Fund

Scudder Income Fund	Scudder US Government Securities Fund

On or about August 13, 2004, Class I will be renamed Institutional Class. Your initial investment must be for at least $1,000,000. Shareholders as of August 13, 2004 do not need to meet the new minimum initial investment requirement.

Please refer to “Eligibility Requirements for Purchasing Institutional Class Shares” later in this prospectus supplement, since the eligibility requirements for purchasing Institutional Class shares are different from those for purchasing Class I shares.

2

For Institutional Class Shares of the following funds only:

Scudder Capital Growth Fund	Scudder International Select Equity Fund

Scudder-Dreman High Return Equity Fund	Scudder Managed Municipal Bond Fund

Scudder-Dreman Small Cap Value Fund	Scudder Micro Cap Fund

Scudder Fixed Income Fund	Scudder Mid Cap Fund

Scudder Flag Investors Communications Fund	Scudder Municipal Bond Fund

Scudder Flag Investors Equity Partners Fund	Scudder New Europe Fund

Scudder Flag Investors Value Builder Fund	Scudder RREEF Real Estate Securities Fund

Scudder Growth and Income Fund	Scudder Short Duration Fund

Scudder High Income Fund	Scudder Short-Term Municipal Bond Fund

Scudder High Income Plus Fund	Scudder Tax Advantaged Dividend Fund

Scudder High Yield Tax-Free Fund	Scudder Technology Fund

Scudder International Equity Fund	Scudder Total Return Bond Fund

On or about August 13, 2004 the following replaces the first sentence in the “Investment minimums” sub-section of the “Buying and Selling Institutional Class Shares” section:

Your initial investment must be for at least $1,000,000. Shareholders as of August 13, 2004 do not need to meet the minimum initial investment requirement.

For Scudder PreservationPlus Fund — Institutional Class only:

On or about August 13, 2004, the following section supplements the “Buying and Selling Institutional Class Shares” section:

Investment minimums

Your initial investment must be at least $1,000,000. There are no minimum subsequent investment requirements.

The minimum initial investment is waived for:

•	Investment advisory affiliates of Deutsche Bank Securities, Inc. or Scudder funds purchasing shares for the accounts of their investment advisory clients.

•	Employee benefit plans with assets of at least $50 million.

•	Clients of the private banking division of Deutsche Bank AG.

•	A current or former Director or Trustee of the Deutsche or Scudder mutual funds.

•	An employee, the employee’s spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a subadvisor to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares of the fund.

The fund and its service providers reserve the right to waive or modify the above eligibility requirements and investment minimums from time to time at their discretion.

3

Eligibility Requirements for Purchasing Institutional Class Shares

You may buy Institutional Shares if you are any of the following:

•	An eligible institution (e.g., a financial institution, corporation, trust, estate or educational, religious or charitable institution).

•	An employee benefit plan with assets of at least $50 million.

•	A registered investment advisor or financial planner purchasing on behalf of clients and charging an asset-based or hourly fee.

•	A client of the private banking division of Deutsche Bank AG.

•	A current or former Director or Trustee of the Deutsche or Scudder mutual funds.

•	An employee, the employee’s spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares in the funds.

4

SCUDDER

INVESTMENTS

Sector Specific Funds I
Classes A, B and C
Prospectus
Scudder Health Care Fund
October 1, 2004
Scudder Global Biotechnology Fund
January 1, 2004, as revised October 1, 2004
Scudder Technology Fund
January 8, 2004, as revised October 1, 2004

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

How the Funds Work

On the next few pages, you’ll find information about each fund’s investment goal, the main strategies it uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in a fund or are already a shareholder, you’ll want to look this information over carefully. You may want to keep it on hand for reference as well.

Remember that mutual funds are investments, not bank deposits. They’re not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

	Class A	Class B	Class C
ticker symbol	SUHAX	SUHBX	SUHCX
fund number	452	652	752

Scudder Health Care Fund

The Fund’s Main Investment Strategy

The fund seeks long-term growth of capital by investing, under normal circumstances, at least 80% of total assets, plus the amount of any borrowings for investment purposes, in common stocks of companies in the health care sector. For purposes of the fund’s 80% investment policy, to be considered part of the health care sector, companies must commit at least half of their assets to, or derive at least half of their revenues or net income from, that sector. The industries in the health care sector include pharmaceuticals, biotechnology, medical products and supplies, and health care services. The companies may be of any size. The fund will invest primarily in securities of US companies, but may invest in foreign companies as well.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies with a history of above-average growth, strong competitive positioning, new tests or treatments, the ability to take advantage of demographic trends, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

Growth orientation. The managers generally look for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

OTHER INVESTMENTS While the fund invests mainly in common stocks, it may also invest up to 20% of total assets in US Treasury and agency debt securities.

The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). In particular, the fund may use futures and options, including sales of covered put and call options. The fund may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to help meet shareholder redemptions or other needs while maintaining exposure to the market.

4

Top-down analysis. The managers consider the economic outlooks for various industries within the health care sector while looking for those that may benefit from changes in the overall business environment.

The managers may favor different types of securities from different industries and companies within the health care sector at different times.

The managers will normally sell a stock when they believe its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities, or in the course of adjusting their emphasis on a given health care industry.

The fund may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments.

Stock Market Risk. As with most stock funds, the most important factor with this fund is how stock markets perform — in this case, health care stocks. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes, and the fund may not be able to get attractive prices for them.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for investors who can accept the above-average risks of sector specific investment and who are interested in exposure to the health care sector.

5

Growth Investing Risk. Since growth stocks usually reinvest a large portion of earnings in their own businesses, they may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

Concentration Risk. The fund concentrates its investments in the industries of the health care sector. As a result, factors affecting that sector, For example, health care companies could be hurt by such as rapid product obsolescence and the unpredictability of winning government approvals, will have a significant impact on the fund’s performance.

Securities Lending Risk. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Other factors that could affect performance include:

•	the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters

•	foreign stocks may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty

•	derivatives could produce disproportionate losses due to a variety of factors, including the unwillingness or inability of the counterparty to meet its obligations or unexpected price or interest rate movements (see “Secondary risks” for more information)

6

The Fund’s Performance History

While a fund’s past performance (before and after taxes) isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance for the fund’s Class A shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower than those shown. The table on the following page shows how fund performance compares with a broad-based market index and one other relevant index (which, unlike the fund, do not have any fees or expenses). The table includes the effects of maximum sales loads. The performance of both the fund and the indexes varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The inception date for Class A, B and C shares was December 29, 2000. In the bar chart, the performance figures for Class A before that date are based on the historical performance of the fund’s original share class (Class S), adjusted to reflect the higher gross total annual operating expenses of Class A.

In the table, the performance figures for each share class prior to its inception are based on the historical performance of Class S, adjusted to reflect both the higher gross total annual operating expenses of Class A, B or C and the current applicable sales charges of Class A or B. Class S shares are offered in a different prospectus.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class A only and will vary for Classes B and C. After-tax returns are estimates, calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder Health Care Fund

Annual Total Returns (%) as of 12/31 each year	Class A

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1999	11.10
2000	59.35
2001	-10.88
2002	-24.62
2003	32.97

2004 Total Return as of June 30: 4.22%

For the periods included in the bar chart:

Best Quarter: 21.24%, Q2 2000	Worst Quarter: -21.47%, Q1 2001

7

Average Annual Total Returns (%) as of 12/31/2003

	1 Year	5 Years	Since Inception*
Class A
Return before Taxes	25.33	8.31	9.22
Return after Taxes on Distributions	25.33	8.12	8.44
Return after Taxes on Distributions and Sale of Fund Shares	14.45	6.99	7.32
Class B (Return before Taxes)	28.78	8.55	9.31
Class C (Return before Taxes)	31.82	8.72	9.45
Index 1 (reflects no deductions for fees, expenses or taxes)	28.68	-0.57	1.62
Index 2 (reflects no deductions for fees, expenses or taxes)	23.22	3.23	6.27

Index 1: Standard & Poor’s 500 Index (S&P 500) is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index 2: Goldman Sachs Healthcare Index is a market capitalization-weighted index of 114 stocks designed to measure the performance of companies in the health care sector.

*	Since 3/2/1998. Index comparison begins 3/31/1998.

Total returns from inception through 2000 would have been lower if operating expenses hadn’t been reduced.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or (800) 621-1048 or visit our Web site at www.scudder.com.

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund’s taxable distributions, not a shareholder’s gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund’s taxable distributions and a shareholder’s gain or loss from selling fund shares.

8

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold fund shares.

Fee Table	Class A	Class B	Class C
Shareholder Fees, paid directly from your investment
Maximum Sales Charge (Load) Imposed on Purchases (as % of offering price)	5.75%	None	None
Maximum Contingent Deferred Sales Charge (Load) (as % of redemption proceeds)	None *	4.00%	1.00%

Annual Operating Expenses, deducted from fund assets
Management Fee	0.85%	0.85%	0.85%
Distribution/Service (12b-1) Fee	0.20	1.00	1.00
Other Expenses**	0.56	0.65	0.62
Total Annual Operating Expenses	1.61	2.50	2.47
Less Expense Reimbursements***	0.01	0.08	0.05
Net Annual Fund Operating Expenses (after waiver)	1.60	2.42	2.42

*	The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see “Policies You Should Know About — Policies about transactions”) may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of purchase and 0.50% if redeemed within 12 to 18 months following purchase.
**	Restated and estimated to reflect the termination of the fixed rate administrative fee.
***	Through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s total operating expenses at 1.39%, 1.41% and 1.41% for Class A, Class B and Class C shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or services fees, and trustee and trustee counsel fees.

Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Expenses, assuming you sold your shares at the end of each period
Class A shares	$728	$1,053	$1,400	$2,375
Class B shares	645	1,071	1,523	2,410
Class C shares	345	765	1,311	2,802

Expenses, assuming you kept your shares
Class A shares	$728	$1,053	$1,400	$2,375
Class B shares	245	771	1,323	2,410
Class C shares	245	765	1,311	2,802

9

	Class A	Class B	Class C
ticker symbol	DBBTX	DBBBX	DBBCX
fund number	475	675	775

Scudder Global Biotechnology Fund

The Fund’s Main Investment Strategy

The fund invests to maximize total return.

The fund seeks to maximize total return by investing primarily in equity securities of companies that the Advisors expect will benefit from their involvement in the biotechnology industry. Under normal market conditions, the fund intends to invest at least 80% of its assets, determined at the time of purchase, in equity or equity-related securities of biotechnology companies. Equity or equity-related securities include common stocks, preferred stocks, American Depository Receipts and Global Depository Receipts.

Biotechnology companies engage in the research, development, provision and/or manufacture of biotechnological products, services and processes. Such companies generally employ genetic engineering to develop new products and apply new and innovative processes. For example, such processes could be used to discover and develop diagnostic and therapeutic products and services. The biotechnology industry currently includes pharmaceutical, biochemical, medical/surgical, human healthcare, and agricultural- and industrial-oriented companies. Because of the rapid developments in the biotechnology industry, companies with new and different products and strategies will likely be included in the industry over time.

These companies may be located in the US and abroad and may have operations in more than one country. Substantially all of the fund’s investments abroad will be in developed countries. The fund considers a company or issuer to be of a particular country if it is headquartered or has its primary operations in that country.

OTHER INVESTMENTS The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). In particular, the fund may use futures, options and foreign currency transactions. The fund may use derivatives in circumstances where the Advisors believe they offer an economical means of gaining exposure to a particular asset class or to help meet shareholder redemptions or other needs while maintaining exposure to the market.

10

The fund may invest in companies of varying market capitalizations. The fund generally expects that its holdings will include securities of 40-60 companies, but the fund is not limited in the number of its holdings.

The fund uses both fundamental research and due diligence in looking for attractive investment opportunities in the global biotechnology sector. The fund’s fundamental research seeks to identify attractive companies for investment by considering a variety of factors, including whether such companies appear to be poised to develop and exploit new technologies or participate in growth markets, or have a clear strategy, a focus on profitability, or an established brand name. The fund will also assess factors such as company management, market position, and quality of scientific research and clinical trials underlying the company’s products or services. No one characteristic or factor is determinative, and the analysis may differ by company and region. The fund’s due diligence includes reviewing publicly available scientific and clinical data underlying the company’s products or services and interviewing physicians and scientific experts on such subjects.

The fund seeks to identify and invest early in promising opportunities within the biotechnology sector. For example, the fund may invest in a company even before its product has been approved by applicable regulators, such as the US Food and Drug Administration, or is available for sale.

Generally, the fund pursues a “buy and hold” investment strategy. However, the fund will consider selling all or part of a security holding if under the circumstances the Advisors deem a sale is appropriate including:

•	the stock has reached an intermediate-term price objective, its outlook no longer seems sufficiently promising and a relatively more attractive stock emerges;

•	the issuer is experiencing deteriorating fundamentals or its fundamentals have changed substantially;

•	the company has experienced a fundamental shift in its core business processes and objectives; or

•	the fund’s portfolio needs to be rebalanced.

11

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments.

Stock Market Risk. As with most stock funds, the most important factor with this fund is how stock markets perform — in this case, the biotechnology sector. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes and the fund may not be able to get attractive prices for them.

Foreign Investment Risk. To the extent that the fund holds the securities of companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund’s investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than the US markets. Finally, the currency of the country in which the fund has invested could decline relative to the value of the US dollar, which would decrease the value of the investment to US investors.

Non-Diversification Risk. The fund is classified as “non-diversified.” This means that it may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the fund invested in a larger number of issuers.

Concentration Risk. The fund concentrates its investments in biotechnology companies. As a result, market price movements, regulatory or technological changes, or economic conditions affecting companies in this field will have a significant impact on the fund’s performance.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for investors who can accept the above-average risks of sector specific investment and who are interested in exposure to the biotechnology sector.

12

Other factors that could affect performance include:

•	the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters

•	growth stocks may be out of favor for certain periods

•	derivatives could produce disproportionate losses due to a variety of factors, including the unwillingness or inability of the counterparty to meet its obligations or unexpected price or interest rate movements (see “Secondary risks” for more information)

13

The Fund’s Performance History

While a fund’s past performance (before and after taxes) isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance for the fund’s Class A shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower than those shown. The table on the following page shows how fund performance compares with a broad-based market index and one other relevant index (which, unlike the fund, do not have any fees or expenses). The table includes the effects of maximum sales loads. The performance of both the fund and the indexes varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class A only and will vary for Classes B and C. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder Global Biotechnology Fund

Annual Total Returns (%) as of 12/31	Class A

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

2002	-45.14

2003 Total Return as of September 30: 51.60%

For the periods included in the bar chart:

Best Quarter: 4.68%, Q4 2002	Worst Quarter: -29.59%, Q2 2002

14

Average Annual Total Returns (%) as of 12/31/2002

	1 Year	Since Inception*
Class A
Return before Taxes	-48.29	-25.97
Return after Taxes on Distributions	-48.29	-25.97
Return after Taxes on Distributions and Sale of Fund Shares	-29.65	-20.27
Class B (Return before Taxes)	-47.18	-25.29
Class C (Return before Taxes)	-46.10	-24.42
Index 1 (Reflects no deductions for fees, expenses or taxes)	-21.06	-15.34
Index 2 (Reflects no deductions for fees, expenses or taxes)	-45.33	-21.88

Index 1: MSCI World Index is an unmanaged, capitalization-weighted measure of stock markets around the world, including North America, Europe, Australia and Asia.

Index 2: NASDAQ Biotechnology Index is a modified capitalization-weighted index designed to measure the performance of all NASDAQ stocks in the biotechnology sector.

*	Since 3/30/2001. Index comparison begins 3/31/2001.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or (800) 621-1048 or visit our Web site at www.scudder.com.

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund’s taxable distributions, not a shareholder’s gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund’s taxable distributions and a shareholder’s gain or loss from selling fund shares.

15

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold fund shares.

Fee Table	Class A	Class B	Class C
Shareholder Fees, paid directly from your investment
Maximum Sales Charge (Load) Imposed on Purchases (as % of offering price)	5.75%	None	None
Maximum Contingent Deferred Sales Charge (Load) (as % of redemption proceeds)	None *	4.00%	1.00%

Annual Operating Expenses, deducted from fund assets
Management Fee	0.85%	0.85%	0.85%
Distribution/Service (12b-1) Fee	0.25	0.75	0.75
Other Expenses**	4.67	4.92	4.92
Total Annual Operating Expenses***	5.77	6.52	6.52
Less Fee Waiver/Expense Reimbursements	4.27	4.27	4.27
Net Annual Operating Expenses***	1.50	2.25	2.25

*	Purchases of $1 million or more of Class A shares are not subject to an initial sales charge but may be subject to a contingent deferred sales charge of 1.00% if you redeem your shares within one year, and 0.50% if you redeem your shares during the second year after purchase. (See the section entitled “Choosing a Share Class — Class A shares.”)
**	Includes a 0.25% shareholder servicing fee for Class B and C shares.
***	Investment Company Capital Corporation, in its capacity as Advisor and Administrator, has contractually agreed to waive its fees and/or expenses of the fund through December 31, 2004 to the extent necessary to maintain the fund’s expense ratio at the level indicated as “Net Annual Operating Expenses.”

Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Expenses, assuming you sold your shares at the end of each period
Class A shares	$719	$1,836	$2,936	$5,612
Class B shares	628	1,848	3,027	5,616
Class C shares	328	1,548	2,827	5,860

Expenses, assuming you kept your shares
Class A shares	$719	$1,836	$2,936	$5,612
Class B shares	228	1,548	2,827	5,616
Class C shares	228	1,548	2,827	5,860

16

	Class A	Class B	Class C
ticker symbol	KTCAX	KTCBX	KTCCX
fund number	001	201	301

Scudder Technology Fund

The Fund’s Main Investment Strategy

The fund seeks growth of capital.

Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of US companies in the technology sector. For purposes of the fund’s 80% investment policy, companies in the technology sector must commit at least half of their assets to the technology sector or derive at least half of their revenues or net income from that sector. Examples of industries within the technology sector are semi-conductors, software, telecom equipment and computer/hardware. The fund may invest in companies of any size.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, innovative products and services, sound financial strength and effective management, among other factors.

Growth orientation. The managers generally look for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

OTHER INVESTMENTS While the fund invests mainly in US stocks, it could invest up to 20% of net assets in foreign securities.

The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). In particular, the fund may use futures and options, including sales of covered put and call options. The fund may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to help meet shareholder redemptions or other needs while maintaining exposure to the market.

17

Top-down analysis. The managers consider the economic outlooks for various industries within the technology sector while looking for those that may benefit from changes in the overall business environment.

In addition, the managers use the support of a quantitative analytic group and its tools to attempt to actively manage the forecasted volatility risk of the portfolio as a whole as compared to funds with a similar investment goal, as well as appropriate benchmarks and peer groups. The managers may favor securities from different industries and companies within the technology sector at different times.

The managers will normally sell a stock when they believe its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities, or in the course of adjusting their emphasis on a given technology industry.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments.

Stock Market Risk. As with most stock funds, the most important factor with this fund is how stock markets perform — in this case, the technology sector of the US stock market. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes and the fund may not be able to get attractive prices for them.

Non-Diversification Risk. The fund is classified as “non-diversified.” This means that it may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the fund invested in a larger number of issuers.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for investors who can accept above-average risks and are interested in exposure to a sector that offers attractive long-term growth potential.

18

Concentration Risk. The fund concentrates its investments in the group of industries constituting the technology sector. As a result, factors affecting this sector, such as market price movements, market saturation and rapid product obsolescence will have a significant impact on the fund’s performance. Additionally, many technology companies are smaller companies that may have limited business lines and financial resources, making them highly vulnerable to business and economic risks.

Other factors that could affect performance include:

•	the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters

•	growth stocks may be out of favor for certain periods

•	foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty

•	derivatives could produce disproportionate losses due to a variety of factors, including the unwillingness or inability of the counterparty to meet its obligations or unexpected price or interest rate movements (see “Secondary risks” for more information)

19

The Fund’s Performance History

While a fund’s past performance (before and after taxes) isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance of Class A shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower than those shown. The table on the following page shows how fund performance compares with a broad-based market index and one other relevant index (which, unlike the fund, do not have any fees or expenses). The table includes the effects of maximum sales loads. The performance of both the fund and the indexes varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The inception date for Classes B and C shares was May 31, 1994. The performance figures before that date are based on the historical performance of the fund’s original share class (Class A), adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charges of Classes B or C.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class A only and will vary for Classes B and C. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder Technology Fund

Annual Total Returns (%) as of 12/31 each year	Class A

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1993	11.69
1994	11.35
1995	42.77
1996	20.60
1997	7.11
1998	43.59
1999	114.28
2000	-24.31
2001	-34.44
2002	-38.97

2003 Total Return as of September 30: 30.52%

For the periods included in the bar chart:

Best Quarter: 57.79%, Q4 1999	Worst Quarter: -34.76%, Q3 2001

20

Average Annual Total Returns (%) as of 12/31/2002

	1 Year	5 Years	10 Years
Class A
Return before Taxes	-42.48	-2.56	7.25
Return after Taxes on Distributions	-42.48	-3.66	4.64
Return after Taxes on Distributions and Sale of Fund Shares	-26.08	-0.92	6.08
Class B (Return before Taxes)	-41.26	-2.50	6.83
Class C (Return before Taxes)	-39.95	-2.38	6.88
Index 1 (reflects no deductions for fees, expenses, or taxes)	-22.10	-0.59	9.34
Index 2 (reflects no deductions for fees, expenses, or taxes)	-40.29	-3.27	N/A

Index 1: Standard & Poor’s 500 Index (S&P 500) is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index 2: Goldman Sachs Technology Index, an unmanaged capitalization-weighted index based on a universe of technology-related stocks.

In the past, the technology sector has experienced above-average volatility that produced significant fluctuations in the fund’s performance. Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or (800) 621-1048 or visit our Web site at www.scudder.com.

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund’s taxable distributions, not a shareholder’s gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund’s taxable distributions and a shareholder’s gain or loss from selling fund shares.

21

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold fund shares.

Fee Table	Class A	Class B	Class C
Shareholder Fees, paid directly from your investment
Maximum Sales Charge (Load) Imposed on Purchases (as % of offering price)	5.75%	None	None
Maximum Contingent Deferred Sales Charge (Load) (as % of redemption proceeds)	None *	4.00%	1.00%

Annual Operating Expenses, deducted from fund assets
Management Fee	0.55%	0.55%	0.55%
Distribution/Service (12b-1) Fee	0.23	1.00	1.00
Other Expenses**	0.33	0.67	0.60
Total Annual Operating Expenses***	1.11	2.22	2.15

*	The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see “Policies You Should Know About — Policies about transactions”) may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.
**	Restated and estimated to reflect the termination of the fixed rate administrative fee on September 30, 2003.
***	Through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s total operating expenses at 0.990%, 1.310% and 1.275% for Class A, Class B and Class C shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, trustee and trustee counsel fees and organizational and offering expenses.

Based on the costs above, this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Expenses, assuming you sold your shares at the end of each period
Class A shares	$682	$908	$1,151	$1,849
Class B shares	625	994	1,390	2,013
Class C shares	318	673	1,154	2,483

Expenses, assuming you kept your shares
Class A shares	$682	$908	$1,151	$1,849
Class B shares	225	694	1,190	2,013
Class C shares	218	673	1,154	2,483

22

Other Policies and Secondary Risks

While the sections on the previous pages describe the main points of each fund’s strategy and risks, there are a few other issues to know about:

•	Although major changes tend to be infrequent, the Boards of Scudder Health Care Fund and Scudder Technology Fund could change that fund’s investment goal without seeking shareholder approval. The Board of Scudder Global Biotechnology Fund cannot change the fund’s goal without shareholder approval. In addition, the applicable Board will provide shareholders with at least 60 days’ notice prior to making any changes to each fund’s 80% investment policy.

•	Certain funds may trade securities actively. This could raise transaction costs (thus lowering return) and could mean higher taxable distributions.

•	As a temporary defensive measure, each fund could shift up to 100% of assets into investments such as money market securities. This could prevent losses, but, while engaged in a temporary defensive position, a fund will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

•	Each fund’s equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible securities.

23

Secondary risks

Derivatives Risk. Although not one of its principal investment strategies, each fund may invest in certain types of derivatives. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that a fund will be unable to sell the derivative because of an illiquid secondary market; and the risk that the derivatives transaction could expose a fund to the effects of leverage, which could increase a fund’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the fund.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if a fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into a fund. If a fund underestimates its price, you may not receive the full market value for your fund shares when you sell.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify a fund’s performance if it has a small asset base. A fund is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that a fund will be able to obtain proportionately larger IPO allocations.

For more information

This prospectus doesn’t tell you about every policy or risk of investing in the funds.

If you want more information on a fund’s allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

24

Who Manages and Oversees the Funds

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. (“DeIM”), Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Scudder Health Care Fund and Scudder Technology Fund

Deutsche Investment Management Americas Inc. (“DeIM”), which is part of Deutsche Asset Management, is the investment advisor for these funds. Under the supervision of a Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, makes each fund’s investment decisions, buys and sells securities for each fund and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Scudder Global Biotechnology Fund

Investment Company Capital Corporation (“ICCC”) is the fund’s investment advisor. The address for ICCC is One South Street, Baltimore, Maryland 21202. ICCC is also the investment advisor to other mutual funds in the Scudder family of funds.

25

Investment Sub-Advisor (Scudder Global Biotechnology Fund)

Deutsche Asset Management International GmbH (“DeAMi” or “Sub-Advisor”) is the sub-advisor to the fund. The address for DeAMi is Mainzer Landstrasse 16, 60325 Frankfurt am Main, Germany. Prior to September 1, 2003, DWS International Portfolio Management GmbH was the fund’s sub-advisor.

ICCC is responsible for supervising and managing all of the fund’s operations, including overseeing the performance of DeAMi. DeAMi is responsible for decisions to buy and sell securities for the fund, for broker-dealer selection, and for negotiation of commission rates. ICCC compensates DeAMi out of its advisory fee.

DeIM, ICCC and DeAMi are indirect, wholly owned subsidiaries of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisors receive a management fee from each applicable fund. Below are the actual rates paid by each fund for the most recent fiscal year, as a percentage of each fund’s average daily net assets:

Fund Name	Fee Paid
Scudder Health Care Fund	0.85%
Scudder Global Biotechnology Fund	0.00%*
Scudder Technology Fund	0.55%

*	Reflecting the effect of expense limitations and/or fee waivers then in effect.

26

The portfolio managers

The following people handle the day-to-day management of each fund.

Scudder Health Care Fund

James Fenger

Managing Director of Deutsche Asset Management and Co-Manager of the fund.

•	Joined Deutsche Asset Management in 1983 and the fund in 1998.

•	Over 20 years of investment industry experience.

•	MBA, University of Wisconsin.

Leefin Lai

Managing Director of Deutsche Asset Management and Co-Manager of the fund.

•	Joined Deutsche Asset Management and the fund in 2001, previously serving as an analyst for Salomon Smith Barney and Paine Webber and as Vice President/analyst for Citigroup Global Asset Management and Scudder Kemper Investments.

•	Over 11 years of investment industry experience.

•	MBA, University of Illinois.

Thomas E. Bucher

CFA, Director of Deutsche Asset Management and Consultant of the fund.

•	Head of global equity research team for Health Care sector and portfolio manager for European Equity: Frankfurt.

•	Joined Deutsche Asset Management in 1995, previously serving as analyst for European Chemical, Oil, Steel and Engineering sectors and analyst/portfolio manager for Eastern European equity.

•	MA, University of Tuegingen, Germany.

•	Joined the fund in 2002.

Scudder Global Biotechnology Fund

Dr. Noushin Irani

Lead Manager of the fund.

•	Joined Deutsche Asset Management International GmbH in 2003 and DWS Investment in 2003 and DWS Investment

•	Over 7 years of biotechnology experience.

•	Ph.D in cell culture and molecular biology, Technical University Braunschweig & German Federal Research Institute for Biotechnology (Germany).

Thomas E. Bucher

CFA, Director of Deutsche Asset Management and Co-Manager of the fund.

•	Head of global equity research team for Health Care sector and portfolio manager for European Equity: Frankfurt.

•	Joined Deutsche Asset Management in 1995, previously serving as analyst for European Chemical, Oil, Steel and Engineering sectors and analyst/portfolio manager for Eastern European equity.

•	MA, University of Tuegingen, Germany.

•	Joined the fund in 2002.

27

Scudder Technology Fund

Ian Link

CFA, Managing Director of Deutsche Asset Management and Lead Manager of the fund.

•	Joined Deutsche Asset Management and the fund in 2004.

•	Head of Technology Global Sector Team.

•	Prior to joining Deutsche Asset Management, had 14 years of experience as senior vice president, fund manager, head of communications and technology teams and equity analyst for Franklin Templeton Investments.

•	MBA, University of California, Berkeley.

Anne Meisner

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

•	Joined Deutsche Asset Management in 2001, after 9 years of experience at Goldman Sachs as vice president, both in the fixed income technology division, as well as in equity research as the lead Infrastructure Software analyst, previously serving as member of technical staff at Bell Communications Research (formerly Bell Labs).

•	Analyst for global equity, Hardware and Software sector: New York.

•	Joined the fund in 2003.

•	MBA, Columbia University Business School.

•	MS, Computer Science, Michigan State University.

28

Regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. We are unable to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industrywide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, Deutsche Asset Management (“DeAM”) and its affiliates, certain individuals, including in some cases fund Trustees/Directors, and other parties. DeAM has undertaken to bear all liabilities and expenses incurred by the Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding fund valuation, market timing, revenue sharing or other subjects of the pending inquiries. Based on currently available information, DeAM believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect its ability to perform under its investment management agreements with the Scudder funds.

29

Financial Highlights

These tables are designed to help you understand each fund’s financial performance in recent years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a particular fund would have earned (or lost), assuming all dividends and distributions were reinvested. The information for Scudder Technology Fund has been audited by Ernst & Young LLP, independent auditors, and the information for Scudder Global Biotechnology Fund and Scudder Health Care Fund has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose reports, along with each fund’s financial statements, are included in that fund’s annual report (see “Shareholder reports” on the back cover).

Scudder Health Care Fund — Class A

Years Ended May 31,	2004	2003	2002	2001^a
Selected Per Share Data
Net asset value, beginning of period	$17.97	$17.91	$20.41	$23.34
Income (loss) from investment operations:
Net investment income (loss)^b	(.18)	(.15)	(.19)	(.07)
Net realized and unrealized gain (loss) on investment transactions	3.98	.21	(2.32)	(2.86)
Total from investment operations	3.80	.06	(2.51)	(2.93)
Redemption fees	— ***	— ***	.01	—
Net asset value, end of period	$21.77	$17.97	$17.91	$20.41
Total Return (%)^c	21.15	.34	(12.25)	(12.55	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	40	24	17	7
Ratio of expenses (%)	1.59	1.53	1.48	1.40	*
Ratio of net investment income (loss) (%)	(.91)	(.94)	(.98)	(.74	)*
Portfolio turnover rate (%)	62	53	62	65

^a	For the period December 29, 2000 (commencement of operations of Class A shares) to May 31, 2001.
^b	Based on average shares outstanding during the period.
^c	Total return does not reflect the effect of any sales charges.
*	Annualized
**	Not annualized
***	Amount is less than $.005.

30

Scudder Health Care Fund — Class B

Years Ended May 31,	2004		2003	2002	2001^a
Selected Per Share Data
Net asset value, beginning of period	$17.60		$17.69	$20.33	$23.34
Income (loss) from investment operations:
Net investment income (loss)^b	(.34)		(.27)	(.34)	(.13)
Net realized and unrealized gain (loss) on investment transactions	3.89		.18	(2.31)	(2.88)
Total from investment operations	3.55		(.09)	(2.65)	(3.01)
Redemption fees	—	***	— ***	.01	—
Net asset value, end of period	$21.15		$17.60	$17.69	$20.33
Total Return (%)^c	20.17	^d	(.51)	(12.99)	(12.90	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	16		12	12	4
Ratio of expenses before expense reductions (%)	2.43		2.32	2.28	2.19	*
Ratio of expenses after expense reductions (%)	2.42		2.32	2.28	2.19	*
Ratio of net investment income (loss) (%)	(1.74)		(1.73)	(1.78)	(1.53	)*
Portfolio turnover rate (%)	62		53	62	65

^a	For the period December 29, 2000 (commencement of operations of Class B shares) to May 31, 2001.
^b	Based on average shares outstanding during the period.
^c	Total return does not reflect the effect of any sales charges.
^d	Total return would have been lower had certain expenses not been reduced.
*	Annualized
**	Not annualized
***	Amount is less than $.005.

31

Scudder Health Care Fund — Class C

Years Ended May 31,	2004	2003	2002	2001^a
Selected Per Share Data
Net asset value, beginning of period	$17.62	$17.70	$20.33	$23.34
Income (loss) from investment operations:
Net investment income (loss)^b	(.34)	(.27)	(.34)	(.13)
Net realized and unrealized gain (loss) on investment transactions	3.89	.19	(2.30)	(2.88)
Total from investment operations	3.55	(.08)	(2.64)	(3.01)
Redemption fees	— ***	— ***	.01	—
Net asset value, end of period	$21.17	$17.62	$17.70	$20.33
Total Return (%)^c	20.15	(.45)	(12.94)	(12.90	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7	4	4	1
Ratio of expenses (%)	2.41	2.31	2.25	2.16	*
Ratio of net investment income (loss) (%)	(1.73)	(1.72)	(1.75)	(1.50	)*
Portfolio turnover rate (%)	62	53	62	65

^a	For the period December 29, 2000 (commencement of operations of Class C shares) to May 31, 2001.
^b	Based on average shares outstanding during the period.
^c	Total return does not reflect the effect of any sales charges.
*	Annualized
**	Not annualized
***	Amount is less than $.005.

32

Scudder Global Biotechnology Fund — Class A

Years Ended August 31,	2003		2002		2001^a
Selected Per Share Data
Net asset value, beginning of period	$6.39		$10.61		$10.00
Income (loss) from investment operations:
Net investment income (loss)	(.11	)^b	(.13	)^b	(.03)
Net realized and unrealized gain (loss) on investment transactions	2.79		(4.09)		.64
Total from investment operations	2.68		(4.22)		.61
Net asset value, end of period	$9.07		$6.39		$10.61
Total Return (%)^c	41.94		(39.77)		6.10	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	7,348		3,147		5,021
Ratio of expenses before expense reductions (%)	5.77		5.81		6.39	*
Ratio of expenses after expense reductions (%)	1.50		1.50		1.50	*
Ratio of net investment income (loss) (%)	(1.47)		(1.42)		(.62	)*
Portfolio turnover rate (%)	104		91		53

^a	For the period March 30, 2001 (commencement of sales of Class A shares) to August 31, 2001.
^b	Based on average shares outstanding during the period.
^c	Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.
*	Annualized
**	Not annualized

33

Scudder Global Biotechnology Fund — Class B

Years Ended August 31,	2003		2002		2001^a
Selected Per Share Data
Net asset value, beginning of period	$6.32		$10.58		$10.00
Income (loss) from investment operations:
Net investment income (loss)	(.16	)^b	(.19	)^b	(.06)
Net realized and unrealized gain (loss) on investment transactions	2.75		(4.07)		.64
Total from investment operations	2.59		(4.26)		.58
Net asset value, end of period	$8.91		$6.32		$10.58
Total Return (%)^c	40.98		(40.26)		5.80	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	1,379		273		382
Ratio of expenses before expense reductions (%)	6.52		6.56		7.14	*
Ratio of expenses after expense reductions (%)	2.25		2.25		2.25	*
Ratio of net investment income (loss) (%)	(2.22)		(2.17)		(1.45	)*
Portfolio turnover rate (%)	104		91		53

^a	For the period March 30, 2001 (commencement of sales of Class B shares) to August 31, 2001.
^b	Based on average shares outstanding during the period.
^c	Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.
*	Annualized
**	Not annualized

34

Scudder Global Biotechnology Fund — Class C

Years Ended August 31,	2003		2002		2001^a
Selected Per Share Data
Net asset value, beginning of period	$6.32		$10.58		$10.00
Income (loss) from investment operations:
Net investment income (loss)	(.16	)^b	(.19	)^b	(.06)
Net realized and unrealized gain (loss) on investment transactions	2.74		(4.07)		.64
Total from investment operations	2.58		(4.26)		.58
Net asset value, end of period	$8.90		$6.32		$10.58
Total Return (%)^c	40.82		(40.26)		5.80	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	897		226		279
Ratio of expenses before expense reductions (%)	6.52		6.56		7.14	*
Ratio of expenses after expense reductions (%)	2.25		2.25		2.25	*
Ratio of net investment income (loss) (%)	(2.22)		(2.17)		(1.37	)*
Portfolio turnover rate (%)	104		91		53

^a	For the period March 30, 2001 (commencement of sales of Class C shares) to August 31, 2001.
^b	Based on average shares outstanding during the period.
^c	Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.
*	Annualized
**	Not annualized

35

Scudder Technology Fund — Class A

Years Ended October 31,	2003	2002		2001		2000	1999
Selected Per Share Data
Net asset value, beginning of period	$7.38	$10.80		$29.18		$21.29	$11.77
Income (loss) from investment operations:
Net investment income (loss)^a	(.07)	(.07)		(.06)		(.09)	(.06)
Net realized and unrealized gain (loss) on investment transactions	3.40	(3.35)		(15.74)		9.92	10.65
Total from investment operations	3.33	(3.42)		(15.80)		9.83	10.59
Less distributions from:
Net realized gains on investment transactions	—	—		(2.58)		(1.94)	(1.07)
Net asset value, end of period	$10.71	$7.38		$10.80		$29.18	$21.29
Total Return (%)^b	45.12	(31.67	)^d	(57.51)		47.06	94.71

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,231	885		1,521		3,711	2,233
Ratio of expenses before expense reductions (%)	1.17	.97		1.04	^c	1.00	.93
Ratio of expenses after expense reductions (%)	1.17	.97		1.03	^c	.99	.93
Ratio of net investment income (loss) (%)	(.82)	(.66)		(.40)		(.30)	(.38)
Portfolio turnover rate (%)	51	60		96		59	59

^a	Based on average shares outstanding during the period.
^b	Total return does not reflect the effect of any sales charges.
^c	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.02% and 1.02%, respectively.
^d	In 2002, the Advisor fully reimbursed the Fund for a net loss incurred on transactions which did not meet the Fund’s investment guidelines. The amount of the loss was less than 0.01% of the Fund’s average net assets thus having no impact on the Fund’s total return.

36

Scudder Technology Fund — Class B

Years Ended October 31,	2003	2002		2001		2000	1999
Selected Per Share Data
Net asset value, beginning of period	$6.46	$9.55		$26.46		$19.62	$11.03
Income (loss) from investment operations:
Net investment income (loss)^a	(.14)	(.14)		(.19)		(.36)	(.22)
Net realized and unrealized gain (loss) on investment transactions	2.96	(2.95)		(14.14)		9.14	9.88
Total from investment operations	2.82	(3.09)		(14.33)		8.78	9.66
Less distributions from:
Net realized gains on investment transactions	—	—		(2.58)		(1.94)	(1.07)
Net asset value, end of period	$9.28	$6.46		$9.55		$26.46	$19.62
Total Return (%)^b	43.65	(32.36	)^d	(57.90)		45.49	92.59

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	306	264		494		1,307	465
Ratio of expenses before expense reductions (%)	2.24	1.94		2.01	^c	1.87	1.92
Ratio of expenses after expense reductions (%)	2.24	1.94		1.96	^c	1.86	1.92
Ratio of net investment income (loss) (%)	(1.89)	(1.63)		(1.33)		(1.30)	(1.37)
Portfolio turnover rate (%)	51	60		96		59	59

^a	Based on average shares outstanding during the period.
^b	Total return does not reflect the effect of any sales charges.
^c	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.96% and 1.96%, respectively.
^d	In 2002, the Advisor fully reimbursed the Fund for a net loss incurred on transactions which did not meet the Fund’s investment guidelines. The amount of the loss was less than 0.01% of the Fund’s average net assets thus having no impact on the Fund’s total return.

37

Scudder Technology Fund — Class C

Years Ended October 31,	2003	2002		2001		2000	1999
Selected Per Share Data
Net asset value, beginning of period	$6.60	$9.75		$26.91		$19.91	$11.17
Income (loss) from investment operations:
Net investment income (loss)^a	(.14)	(.13)		(.18)		(.35)	(.21)
Net realized and unrealized gain (loss) on investment transactions	3.03	(3.02)		(14.40)		9.29	10.02
Total from investment operations	2.89	(3.15)		(14.58)		8.94	9.81
Less distributions from:
Net realized gains on investment transactions	—	—		(2.58)		(1.94)	(1.07)
Net asset value, end of period	$9.49	$6.60		$9.75		$26.91	$19.91
Total Return (%)^b	43.79	(32.31	)^d	(57.85)		45.72	92.68

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	90	65		111		255	73
Ratio of expenses before expense reductions (%)	2.19	1.84		1.94	^c	1.76	1.82
Ratio of expenses after expense reductions (%)	2.19	1.84		1.89	^c	1.75	1.82
Ratio of net investment income (loss) (%)	(1.84)	(1.53)		(1.26)		(1.22)	(1.27)
Portfolio turnover rate (%)	51	60		96		59	59

^a	Based on average shares outstanding during the period.
^b	Total return does not reflect the effect of any sales charges.
^c	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.89% and 1.89%, respectively.
^d	In 2002, the Advisor fully reimbursed the Fund for a net loss incurred on transactions which did not meet the Fund’s investment guidelines. The amount of the loss was less than 0.01% of the Fund’s average net assets thus having no impact on the Fund’s total return.

38

How to Invest in the Funds

The following pages tell you about many of the services, choices and benefits of being a shareholder. You’ll also find information on how to check the status of your account using the method that’s most convenient for you.

You can find out more about the topics covered here by speaking with your financial advisor or a representative of your workplace retirement plan or other investment provider.

39

Choosing a Share Class

This prospectus offers three share classes for each fund. Each class has its own fees and expenses, offering you a choice of cost structures. Certain funds offer other classes of shares separately. Class A, Class B and Class C shares are intended for investors seeking the advice and assistance of a financial advisor, who will typically receive compensation for those services.

Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that’s right for you. You may want to ask your financial advisor to help you with this decision.

We describe each share class in detail on the following pages. But first, you may want to look at the table below, which gives you a brief comparison of the main features of each class.

Classes and features	Points to help you compare
Class A

• Sales charges of up to 5.75%, charged when you buy shares	• Some investors may be able to reduce or eliminate their sales charges; see next page
• In most cases, no charges when you sell shares	• Total annual operating expenses are lower than those for Class B or Class C
• Up to 0.25% annual shareholder servicing fee or distribution fee, as applicable

Class B

• No charges when you buy shares	• The deferred sales charge rate falls to zero after six years
• Deferred sales charge declining from 4.00%, charged when you sell shares you bought within the last six years	• Shares automatically convert to Class A after six years, which means lower annual expenses going forward
• 0.75% annual distribution fee and 0.25% annual shareholder servicing fee

Class C

• Deferred sales charge of 1.00%, charged when you sell shares you bought within the last year	• The deferred sales charge rate is lower than Class B shares, but your shares never convert to Class A, so annual expenses remain higher
• 0.75% annual distribution fee and 0.25% annual shareholder servicing fee

Your financial advisor will typically be paid a fee when you buy shares and may receive different levels of compensation depending upon which class of shares you buy. In addition to these payments, a fund’s advisor or its affiliates may provide compensation to your financial advisor for distribution, administrative and promotional services.

40

Class A shares

Class A shares of Scudder Health Care Fund and Scudder Technology Fund have a 12b-1 plan, under which a service fee of up to 0.25% is deducted from class assets each year. Class A shares of Scudder Global Biotechnology Fund have a 12b-1 plan, under which a distribution fee of up to 0.25% is deducted from class assets each year.

Class A shares have a sales charge that varies with the amount you invest:

Your investment	Front-end Sales Charge as a % of offering price*	Front-end Sales Charge as a % of your net investment
Up to $50,000	5.75	6.10
$50,000-$99,999	4.50	4.71
$100,000-$249,999	3.50	3.63
$250,000-$499,999	2.60	2.67
$500,000-$999,999	2.00	2.04
$1 million or more	See below and next page

*	The offering price includes the sales charge.

You may be able to lower your Class A sales charges if:

•	you plan to invest at least $50,000 in Class A shares (including Class A shares in other retail Scudder funds) over the next 24 months (“Letter of Intent”)

•	the amount of Class A shares you already own (including Class A shares in other retail Scudder funds) plus the amount you’re investing now in Class A shares is at least $50,000 (“Cumulative Discount”)

•	you are investing a total of $50,000 or more in Class A shares of several funds on the same day (“Combined Purchases”)

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class A shares may make sense for long-term investors, especially those who are eligible for reduced or eliminated sales charges.

41

The point of these three features is to let you count investments made at other times or in certain other funds for purposes of calculating your present sales charge. Any time you can use the privileges to “move” your investment into a lower sales charge category, it’s generally beneficial for you to do so.

For purposes of determining whether you are eligible for a reduced Class A sales charge, you and your immediate family (your spouse or life partner and your children or stepchildren age 21 or younger) may aggregate your investments in the Scudder family of funds. This includes, for example, investments held in a retirement account, an employee benefit plan, or at a financial advisor other than the one handling your current purchase. These combined investments will be valued at their current offering price to determine whether your current investment qualifies for a reduced sales charge.

To receive a reduction in your Class A initial sales charge, you must let your financial advisor or Shareholder Services know at the time you purchase shares that you qualify for such a reduction. You may be asked by your financial advisor or Shareholder Services to provide account statements or other information regarding related accounts of you or your immediate family in order to verify your eligibility for a reduced sales charge.

For more information about sales charge discounts, please visit www.scudder.com (click on the link entitled “Fund Sales Charge and Breakpoint Schedule”), consult with your financial advisor or refer to the section entitled “Purchase or Redemption of Shares” in the fund’s Statement of Additional Information.

42

You may be able to buy Class A shares without sales charges when you are:

•	reinvesting dividends or distributions

•	participating in an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services

•	exchanging an investment in Class A shares of another fund in the Scudder family of funds for an investment in the fund

•	a current or former director or trustee of the Deutsche or Scudder mutual funds

•	an employee (including the employee’s spouse or life partner and children or stepchildren age 21 or younger) of Deutsche Bank or its affiliates or of a subadvisor to any fund in the Scudder family of funds or of a broker-dealer authorized to sell shares of such funds

There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. Each fund may waive the sales charges for investors in other situations as well. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.

If you’re investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described above, you may be eligible to buy Class A shares without sales charges (“Large Order NAV Purchase Privilege”). However, you may be charged a contingent deferred sales charge (CDSC) of 1.00% on any shares you sell within 12 months of owning them and a similar charge of 0.50% on shares you sell within the next six months of owning them. This CDSC is waived under certain circumstances (see “Policies You Should Know About”). Your financial advisor or Shareholder Services can answer your questions and help you determine if you’re eligible.

43

Class B shares

With Class B shares, you pay no up-front sales charges. Class B shares of Scudder Health Care Fund and Scudder Technology Fund have a 12b-1 plan, under which a distribution fee of 0.75% and a service fee of up to 0.25% are deducted from class assets each year. Class B shares of Scudder Global Biotechnology Fund have a 12b-1 plan, under which a distribution fee of up to 0.75% is deducted from class assets each year. Class B shares of Scudder Global Biotechnology Fund also deduct a 0.25% shareholder servicing fee from class assets each year. This means the annual expenses for Class B shares are somewhat higher (and their performance correspondingly lower) compared to Class A shares. After six years, Class B shares automatically convert to Class A shares, which has the net effect of lowering the annual expenses from the seventh year on. However, unlike Class A shares, your entire investment goes to work immediately.

Class B shares have a CDSC. This charge declines over the years you own shares and disappears completely after six years of ownership. But for any shares you sell within those six years, you may be charged as follows:

Year after you bought shares	CDSC on shares you sell
First year	4.00%
Second or third year	3.00
Fourth or fifth year	2.00
Sixth year	1.00
Seventh year and later	None (automatic conversion to Class A)

This CDSC is waived under certain circumstances (see “Policies You Should Know About”). Your financial advisor or Shareholder Services can answer your questions and help you determine if you’re eligible.

While Class B shares don’t have any front-end sales charges, their higher annual expenses mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class B shares may make sense for long-term investors who prefer to see all of their investment go to work right away and can accept somewhat higher annual expenses.

44

If you are thinking of making a large purchase in Class B shares or if you already own a large amount of Class A shares in this fund or other Scudder funds, it may be more cost efficient to purchase Class A shares instead. You should consult with your financial advisor to determine which class of shares is appropriate for you.

Class C shares

Class C shares of Scudder Health Care Fund and Scudder Technology Fund have a 12b-1 plan under which a distribution fee of 0.75% and a shareholder servicing fee of up to 0.25% are deducted from class assets each year. Class C shares of Scudder Biotechnology Fund have a 12b-1 plan, under which a distribution fee of 0.75% is deducted from class assets each year. Class C shares of Scudder Global Biotechnology Fund also deduct a 0.25% shareholder servicing fee from class assets each year. Because of these fees, the annual expenses for Class C shares are similar to those of Class B shares, but higher than those for Class A shares (and the performance of Class C shares is correspondingly lower than that of Class A shares).

Unlike Class B shares, Class C shares do NOT automatically convert to Class A shares, so they continue to have higher annual expenses.

Class C shares have a CDSC, but only on shares you sell within one year of buying them:

Year after you bought shares	CDSC on shares you sell
First year	1.00%
Second year and later	None

This CDSC is waived under certain circumstances (see “Policies You Should Know About”). Your financial advisor or Shareholder Services can answer your questions and help you determine if you’re eligible.

While Class C shares don’t have any up-front sales charge, their higher annual expenses mean that over the years, you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class C shares may appeal to investors who plan to sell some or all shares within six years of buying them or who aren’t certain of their investment time horizon.

45

How to Buy Shares

Once you’ve chosen a share class, use these instructions to make investments.

First investment	Additional investments
$1,000 or more for regular accounts	$50 or more for regular accounts and IRA accounts
$500 or more for IRAs	$50 or more with an Automatic Investment Plan

Through a financial advisor
• Contact your advisor using the method that’s most convenient for you	• Contact your advisor using the method that’s most convenient for you

By mail or express mail (see below)
• Fill out and sign an application	• Send a check made out to “Scudder Funds” and a Scudder investment slip to us at the appropriate address below
• Send it to us at the appropriate address, along with an investment check	• If you don’t have an investment slip, simply include a letter with your name, account number, the full name of the fund and the share class and your investment instructions

By wire
• Call (800) 621-1048 for instructions	• Call (800) 621-1048 for instructions

By phone
Not available	• Call (800) 621-1048 for instructions

With an automatic investment plan
Not available	• To set up regular investments from a bank checking account, call (800) 621-1048

On the Internet
Not available	• Call (800) 621-1048 to establish Internet access
• Go to www.scudder.com and log in
• Follow the instructions for buying shares with money from your bank account

Regular mail:

First Investment: Scudder Investments, PO Box 219356, Kansas City, MO 64121-9356

Additional Investments: Scudder Investments, PO Box 219154, Kansas City, MO 64121-9154

Express, registered or certified mail:

Scudder Investments, 811 Main Street, Kansas City, MO 64105-2005

Fax number: (800) 821-6234 (for exchanging and selling only)

46

How to Exchange or Sell Shares

Use these instructions to exchange or sell shares in your account.

Exchanging into another fund	Selling shares
$1,000 or more to open a new account ($500 for IRAs)	Some transactions, including most for over $100,000, can only be ordered in writing with a signature guarantee; if you’re in doubt, see page 51
$50 or more for exchanges between existing accounts

Through a financial advisor
• Contact your advisor by the method that’s most convenient for you	• Contact your advisor by the method that’s most convenient for you

By phone or wire
• Call (800) 621-1048 for instructions	• Call (800) 621-1048 for instructions

By mail, express mail or fax (see previous page)

Write a letter that includes:	Write a letter that includes:
• the fund, class and account number you’re exchanging out of	• the fund, class and account number from which you want to sell shares
• the dollar amount or number of shares you want to exchange	• the dollar amount or number of shares you want to sell
• the name and class of the fund you want to exchange into	• your name(s), signature(s) and address, as they appear on your account
• your name(s), signature(s) and address, as they appear on your account	• a daytime telephone number
• a daytime telephone number

With an automatic exchange plan
• To set up regular exchanges from a fund account, call (800) 621-1048	Not available

With an automatic withdrawal plan
Not available	• To set up regular cash payments from a fund account, call (800) 621-1048

On the Internet
• Call (800) 621-1048 to establish Internet access	• Call (800) 621-1048 to establish Internet access
• Go to www.scudder.com and log in	• Go to www.scudder.com and log in
• Follow the instructions for making on-line exchanges	• Follow the instructions for making on-line redemptions

47

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through investment advisors.

If you are investing through an investment advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that an investment provider may charge fees separate from those charged by a fund.

Keep in mind that the information in this prospectus applies only to each fund’s Class A, Class B and Class C shares. Certain funds have other share classes, which are described in a separate prospectus and have different fees, requirements and services.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800) 621-1048.

Policies about transactions

Each fund is open for business each day the New York Stock Exchange is open. Each fund calculates its share price for each class every business day, as of the close of regular trading on the Exchange (typically 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The Scudder Web site can be a valuable resource for shareholders with Internet access. Go to www.scudder.com to get up-to-date information, review balances or even place orders for exchanges.

48

We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your financial intermediary. If we are unable to obtain this information within the time frames established by each fund then we may reject your application and order.

Each fund will not invest your purchase until all required and requested identification has been provided and your application has been submitted in “good order.” After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated (less any applicable sales charges).

If we are unable to verify your identity within time frames established by each fund, after a reasonable effort to do so, you will receive written notification.

The funds generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

Because orders placed through investment providers must be forwarded to the transfer agent before they can be processed, you’ll need to allow extra time. A representative of your investment provider should be able to tell you when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

49

ScudderACCESS, the Scudder Automated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use ScudderACCESS to get information on Scudder funds generally and on accounts held directly at Scudder. You can also use it to make exchanges and sell shares.

QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You’ll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 621-1048.

Telephone and electronic transactions. You are automatically entitled to telephone transaction privileges, but you may elect not to have them when you open your account or by contacting Shareholder Services at a later date.

Since many transactions may be initiated by telephone or electronically, it’s important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

Exchanges are a shareholder privilege, not a right: we may reject any exchange order or require a shareholder to own shares of a fund for 15 days before we process the order for the other fund, particularly when there appears to be a pattern of “market timing” or other frequent purchases and sales. We may also reject or limit purchase orders for these or other reasons. However, there is no assurance that these policies will be effective in limiting the practice of market timing in all cases.

50

Each fund accepts payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept cash, traveler’s checks, starter checks, money orders, third party checks, checks drawn on foreign banks, or checks issued by credit card companies or Internet-based companies.

When you ask us to send or receive a wire, please note that while we don’t charge a fee to send or receive wires, it’s possible that your bank may do so. Wire transactions are generally completed within 24 hours. The funds can only send wires of $1,000 or more and accept wires of $50 or more.

We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you’ll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don’t need a signature guarantee. Also, you don’t generally need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature — a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can’t get a signature guarantee from a notary public and we must be provided the original guarantee.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor for more information.

51

When you sell shares that have a CDSC, we calculate the CDSC as a percentage of what you paid for the shares or what you are selling them for — whichever results in the lower charge to you. In processing orders to sell shares, we turn to the shares with the lowest CDSC first. Exchanges from one fund into another fund don’t affect CDSCs. For each investment you make, the date you first bought shares is the date we use to calculate a CDSC on that particular investment.

There are certain cases in which you may be exempt from a CDSC. These include:

•	the death or disability of an account owner (including a joint owner). This waiver applies only under certain conditions. Please contact your financial advisor or Shareholder Services to determine if these conditions exist.

•	withdrawals made through an automatic withdrawal plan. Such withdrawals may be made at a maximum of 12% per year of the net asset value of the account

•	withdrawals related to certain retirement or benefit plans

•	redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans

•	for Class A shares purchased through the Large Order NAV Purchase Privilege, redemption of shares whose dealer of record at the time of the investment notifies Scudder Distributors Inc., the funds’ distributor, that the dealer waives the applicable commission

•	for Class C shares, redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system, provided the dealer of record has waived the advance of the first year distribution and service fees applicable to such shares and has agreed to receive such fees quarterly

In each of these cases, there are a number of additional provisions that may apply in order to be eligible for a CDSC waiver. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.

52

If you sell shares in a Scudder fund and then decide to invest with Scudder again within six months, you can take advantage of the “reinstatement feature.” With this feature, you can put your money back into the same class of a Scudder fund at its current NAV and for purposes of sales charges it will be treated as if it had never left Scudder. You’ll be reimbursed (in the form of fund shares) for any CDSC you paid when you sold. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date. There is also an option that lets investors who sold Class B shares buy Class A shares with no sales charge, although they won’t be reimbursed for any CDSC they paid. You can only use the reinstatement feature once for any given group of shares. To take advantage of this feature, contact Shareholder Services or your financial advisor.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn’t cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares. You may obtain additional information about other ways to sell your shares by contacting your investment provider.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

53

How the funds calculate share price

To calculate net asset value per share or NAV, each share class uses the following equation:

TOTAL ASSETS - TOTAL LIABILITIES	= NAV
TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy shares is the NAV, although for Class A it will be adjusted to allow for any applicable sales charges (see “Choosing a Share Class”).

The price at which you sell shares is also the NAV, although for Class B and Class C investors a CDSC may be taken out of the proceeds (see “Choosing a Share Class”).

We typically value securities using market quotations or information furnished by a pricing service. However, we may use methods approved by a fund’s Board that are intended to reflect fair value when market quotations or pricing service information are not readily available or when a security’s value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, a fund’s value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.

To the extent that a fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren’t able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the funds don’t price their shares.

54

Other rights we reserve

You should be aware that we may do any of the following:

•	withdraw or suspend the offering of shares at any time

•	withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

•	reject a new account application if you don’t provide any required or requested identifying information, or for other reasons

•	refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services;

•	and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund’s best interest or when the fund is requested or compelled to do so by governmental authority or by applicable law

•	close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable sales charges or redemption fees); you may be subject to gain or loss on the redemption of your fund shares and you may incur tax liability

•	close your account and send you the proceeds if your balance falls below $1,000; we will give you 60 days’ notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don’t apply to most retirement accounts, if you have an automatic investment plan, to investors with $100,000 or more in Scudder fund shares or, in any case, where a fall in share price created the low balance)

55

•	pay you for shares you sell by “redeeming in kind,” that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; a fund generally won’t make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of a fund’s net assets, whichever is less

•	change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust a fund’s investment minimums at any time)

•	suspend or postpone redemptions during periods when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the fund from disposing of its portfolio securities or pricing its shares

56

Understanding Distributions and Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (A fund’s earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) A fund may not always pay a distribution for a given period.

Each fund intends to pay dividends and distributions to its shareholders annually in December and, if necessary, may do so at other times as well.

For federal income tax purposes, income and capital gains distributions are generally taxable. However, distributions by a fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Similarly, there will be no tax consequences when a qualified retirement plan buys or sells fund shares.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don’t indicate a preference, your dividends and distributions will all be reinvested without applicable sales charges. Distributions are taxable whether you receive them in cash or reinvest them in additional shares. For retirement plans, reinvestment (at NAV) is the only option.

Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sale of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Because each shareholder’s tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

57

The tax status of fund earnings you receive and your own fund transactions generally depends on their type:

Generally taxed at capital gain rates:	Generally taxed at ordinary income rates:
Distributions from a fund
• gains from the sale of securities held by the fund for more than one year	• gains from the sale of securities held by the fund for one year or less
• qualified dividend income	• all other taxable income

Transactions involving fund shares
• gains from selling fund shares held for more than one year less	• gains from selling fund shares held for one year or

Any investments in foreign securities may be subject to foreign withholding or other taxes. In that case, each fund’s yield on those securities would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, any investments in foreign securities or foreign currencies may increase or accelerate each fund’s recognition of ordinary income and may affect the timing or amount of each fund’s distributions.

For taxable years beginning on or before December 31, 2008, distributions of investment income designated by each fund as derived from qualified dividend income are eligible for taxation in the hands of individuals at long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. In addition, each fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to each fund’s shares for the lower rates to apply.

58

For taxable years beginning on or before December 31, 2008, long- term capital gain rates applicable to individuals have been reduced to 15%. For more information, see the Statement of Additional Information, under “Taxes.”

Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

If you invest right before a fund declares a dividend, you’ll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund declares the dividend. In tax-advantaged retirement accounts you don’t need to worry about this.

Corporations may be able to take a dividends-received deduction for a portion of income dividends they receive.

59

Notes

Notes

Notes

Notes

To Get More Information

Shareholder reports — These include commentary from each fund’s management team about recent market conditions and the effects of a fund’s strategies on its performance. They also have detailed performance figures, a list of everything each fund owns, and each fund’s financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) — This tells you more about each fund’s features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it’s legally part of this prospectus).

For a free copy of any of these documents or to request other information about a fund, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about each fund are available from the EDGAR Database on the SEC’s Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each fund, including each fund’s SAI, at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (202) 942-8090.

Scudder Investments	SEC
222 South Riverside Plaza	Public Reference Section
Chicago, IL 60606-5808	Washington, D.C. 20549-0102
www.scudder.com	www.sec.gov
(800) 621-1048	(202) 942-8090

Distributor

Scudder Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606-5808

SEC File Numbers:

SCUDDER INVESTMENTS	Scudder Health Care Fund	811-2021

	Scudder Global Biotechnology Fund	811-8227

A Member of Deutsche Asset Management [LOGO]	Scudder Technology Fund	811-0547

64

SCUDDER

INVESTMENTS

Class AARP and Class S Shares

Prospectus

August 31, 2004

| |	Scudder Technology Fund

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Contents

How the Fund Works		How to Invest in the Fund

4	The Fund’s Main Investment Strategy	17	How to Buy, Sell and Exchange Class AARP Shares

5	The Main Risks of Investing in the Fund	19	How to Buy, Sell and Exchange Class S Shares

7	The Fund’s Performance History	21	Policies You Should Know About

9	How Much Investors Pay	28	Understanding Distributions and Taxes

10	Other Policies and Secondary Risks

12	Who Manages and Oversees the Fund

15	Financial Highlights

How the Fund Works

On the next few pages, you’ll find information about the fund’s investment goal, the main strategies it uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in the fund or are already a shareholder, you’ll want to look this information over carefully. You may want to keep it on hand for reference as well.

Remember that mutual funds are investments, not bank deposits. They’re not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

This prospectus offers two classes of shares. Class AARP shares have been created especially for AARP members. Class S shares are generally not available to new investors. Unless otherwise noted, all information in this prospectus applies to both classes.

You can find Scudder prospectuses on the Internet for Class AARP shares at aarp.scudder.com and for Class S shares at myScudder.com.

Scudder Technology Fund

The Fund’s Main Investment Strategy

The fund seeks growth of capital.

Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of US companies in the technology sector. For purposes of the fund’s 80% investment policy, companies in the technology sector must commit at least half of their assets to the technology sector or derive at least half of their revenues or net income from that sector. Examples of industries within the technology sector are semi-conductors, software, telecom equipment and computer/hardware. The fund may invest in companies of any size.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, innovative products and services, sound financial strength and effective management, among other factors.

Growth orientation. The managers generally look for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

OTHER INVESTMENTS While the fund invests mainly in US stocks, it could invest up to 20% of net assets in foreign securities.

The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). In particular, the fund may use futures and options, including sales of covered put and call options. The fund may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to help meet shareholder redemptions or other needs while maintaining exposure to the market.

4

Top-down analysis. The managers consider the economic outlooks for various industries within the technology sector while looking for those that may benefit from changes in the overall business environment.

In addition, the managers use the support of a quantitative analytic group and its tools to attempt to actively manage the forecasted volatility risk of the portfolio as a whole as compared to funds with a similar investment goal, as well as appropriate benchmarks and peer groups. The managers may favor securities from different industries and companies within the technology sector at different times.

The managers will normally sell a stock when they believe its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities, or in the course of adjusting their emphasis on a given technology industry.

The fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments.

Stock Market Risk. As with most stock funds, the most important factor with this fund is how stock markets perform — in this case, the technology sector of the US stock market. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes and the fund may not be able to get attractive prices for them.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for investors who can accept above-average risks and are interested in exposure to a sector that offers attractive long-term growth potential.

5

Non-Diversification Risk. The fund is classified as “non-diversified.” This means that it may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the fund invested in a larger number of issuers.

Concentration Risk. The fund concentrates its investments in the group of industries constituting the technology sector. As a result, factors affecting this sector, such as market price movements, market saturation and rapid product obsolescence, will have a significant impact on the fund’s performance. Additionally, many technology companies are smaller companies that may have limited business lines and financial resources, making them highly vulnerable to business and economic risks.

Securities Lending Risk. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Other factors that could affect performance include:

•	the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters

•	growth stocks may be out of favor for certain periods

•	foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty

•	derivatives could produce disproportionate losses due to a variety of factors, including the unwillingness or inability of the counterparty to meet its obligations or unexpected price or interest rate movements (see “Secondary risks” for more information)

6

The Fund’s Performance History

While a fund’s past performance (before and after taxes) isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance for the fund has varied from year to year, which may give some idea of risk. The table on the following page shows how fund performance compares with a broad-based market index and one other relevant index (which, unlike the fund, do not have any fees or expenses). The performance of both the fund and the indexes varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

Class AARP and Class S shares are expected to commence operations after completion of the reorganization of Scudder Technology Innovation Fund into Scudder Technology Fund in December 2004 and therefore do not have a full calendar year of performance available. In the bar chart and the table, the performance figures reflect the historical performance of the fund’s Class A shares, except that the effect of the Class A shares maximum sales load is not shown because the Class AARP and Class S shares do not impose a sales load.

The table shows returns on a before-tax and after-tax basis. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder Technology Fund

Annual Total Returns (%) as of 12/31 each year	Class A

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1994	11.35
1995	42.77
1996	20.60
1997	7.11
1998	43.59
1999	114.29
2000	-24.31
2001	-34.44
2002	-38.97
2003	48.19

2004 Total Return as of June 30: -0.09%

For the periods included in the bar chart:

Best Quarter: 57.79%, Q4 1999	Worst Quarter: -34.76%, Q3 2001

7

Average Annual Total Returns (%) as of 12/31/2003

	1 Year	5 Years	10 Years
Class A (unadjusted for sales charge)
Return before Taxes	48.19	-0.78	10.99
Return after Taxes on Distributions	48.19	-1.61	8.48
Return after Taxes on Distributions and Sale of Fund Shares	31.33	-0.49	8.74
Index 1 (reflects no deductions for fees, expenses, or taxes)	28.68	-0.57	11.07
Index 2 (reflects no deductions for fees, expenses, or taxes)	54.18	-5.04	n/a

Index 1: Standard & Poor’s 500 Index (S&P 500) is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index 2: Goldman Sachs Technology Composite Index, an unmanaged capitalization-weighted index based on a universe of technology-related stocks.

Class AARP and Class S shares do not have a full calendar year of performance and past performance data is not provided. Although Class A shares are not offered in this prospectus, they are invested in the same portfolio. Class AARP and Class S shares’ annual total returns differ only to the extent that the classes have different fees and expenses.

In the past, the technology sector has experienced above-average volatility that produced significant fluctuations in the fund’s performance. Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S) or visit our Web site at aarp.scudder.com (Class AARP) or myScudder.com (Class S).

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund’s taxable distributions, not a shareholder’s gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund’s taxable distributions and a shareholder’s gain or loss from selling fund shares.

8

How Much Investors Pay

The fund’s Class AARP and Class S shares have no sales charges or other shareholder fees. The fund does have annual operating expenses, and as a shareholder of either Class AARP or Class S shares you pay them indirectly.

Fee Table	Class AARP	Class S
Shareholder Fees, paid directly from your investment	None	None
Annual Operating Expenses, deducted from fund assets
Management Fee	0.55%	0.55%
Distribution/Service (12b-1) Fee	None	None
Other Expenses*	0.67	0.52
Total Annual Operating Expenses*	1.22	1.07

*	Estimated since no Class AARP and Class S shares were issued as of the fund’s fiscal year end.

Based on the costs above, this example helps you compare this fund’s expenses to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class AARP	$124	$387	$670	$1,477
Class S	109	340	590	1,306

9

Other Policies and Secondary Risks

While the sections on the previous pages describe the main points of the fund’s strategy and risks, there are a few other issues to know about:

•	Although major changes tend to be infrequent, the fund’s Board could change the fund’s investment goal without seeking shareholder approval. The Board will provide shareholders with at least 60 days’ notice prior to making any changes to the fund’s 80% investment policy as described herein.

•	As a temporary defensive measure, the fund could shift up to 100% of its assets into investments such as money market securities. This could prevent losses, but, while engaged in a temporary defensive position, the fund would not be pursuing its goal. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

•	The fund’s equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible securities.

Secondary risks

Derivatives Risk. Although not one of its principal investment strategies, the fund may invest in certain types of derivatives. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; and the risk that the derivatives transaction could expose the fund to the effects of leverage, which could increase the fund’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the fund.

10

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates its price, you may not receive the full market value for your fund shares when you sell.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the fund’s performance if it has a small asset base. The fund is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the fund will be able to obtain proportionately larger IPO allocations.

For more information

This prospectus doesn’t tell you about every policy or risk of investing in the fund.

If you want more information on the fund’s allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

11

Who Manages and Oversees the Fund

The investment advisor

Deutsche Investment Management Americas Inc. (“DeIM”) is the investment advisor for the fund. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, makes the fund’s investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

DeIM receives a management fee from the fund. For the most recent fiscal year end, the actual amount the fund paid in management fees was 0.55% of its average daily net assets.

12

AARP shares

AARP, through its affiliate, AARP Services, Inc., monitors and oversees the AARP Investment Program from Scudder Investments, but does not act as an investment advisor or recommend specific mutual funds. DeIM has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of the fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP Classes of all funds managed by DeIM. The fee rates, which decrease as the aggregate net assets of the AARP Classes become larger, are as follows: 0.07% for the first $6 billion in net assets, 0.06% for the next $10 billion and 0.05% thereafter. These amounts are used for the general purposes of AARP and its members.

Regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. We are unable to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, Deutsche Asset Management (“DeAM”) and its affiliates, certain individuals, including in some cases fund Trustees/Directors, and other parties. DeAM has undertaken to bear all liabilities and expenses incurred by the Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding fund valuation, market timing, revenue sharing or other subjects of the pending inquiries. Based on currently available information, DeAM believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect its ability to perform under its investment management agreements with the Scudder funds.

13

The portfolio managers

The following people handle the day-to-day management of the fund.

Ian Link	Anne Meisner

CFA, Managing Director of Deutsche Asset Management and Lead Manager of the fund.	Director of Deutsche Asset Management and Portfolio Manager of the fund.

•      Joined Deutsche Asset Management and the fund in 2004.

•      Head of Technology Global Sector Team.

•      Prior to joining Deutsche Asset Management, had 14 years of experience as senior vice president, fund manager, head of communications and technology teams and equity analyst for Franklin Templeton Investments.

•      MBA, University of California, Berkeley.

•      Joined Deutsche Asset Management in 2001, after nine years of experience at Goldman Sachs as vice president, both in the fixed income technology division, as well as in equity research as the lead Infrastructure Software analyst, previously serving as member of technical staff at Bell Communications Research (formerly Bell Labs).

•      Analyst for global equity, Hardware and Software sector: New York.

•      Joined the fund in 2003.

•      MBA, Columbia University Business School.

•      MS, Computer Science, Michigan State University.

14

Financial Highlights

Because Class AARP and Class S shares of the fund are newly offered, there is no financial data available for these shares as of the date of this prospectus.

15

How to Invest in the Fund

The following pages tell you how to invest in the fund and what to expect as a shareholder. If you’re investing directly with Scudder, all of this information applies to you.

If you’re investing through a “third party provider” — for example, a workplace retirement plan, financial supermarket or financial advisor — your provider may have its own policies or instructions and you should follow those.

As noted earlier, there are two classes of shares of the fund available through this prospectus. The instructions for buying and selling each class are slightly different.

Instructions for buying and selling Class AARP shares, which have been created especially for AARP members, are found on the next two pages. These are followed by instructions for buying and selling Class S shares, which are generally not available to new investors. Be sure to use the appropriate table when placing any orders to buy, exchange or sell shares in your account.

16

How to Buy, Sell and Exchange Class AARP Shares

Buying Shares: Use these instructions to invest directly. Make out your check to “The AARP Investment Program.”

First investment	Additional investments
$1,000 or more for regular accounts	$50 minimum for regular accounts and IRA accounts

$500 or more for IRAs	$50 minimum with an Automatic Investment Plan, Payroll Deduction or Direct Deposit

By mail or express mail (see below)

• For enrollment forms, call 1-800-253-2277	Send a personalized investment slip or short note that includes:

• Fill out and sign an enrollment form	• fund and class name

• Send it to us at the appropriate address, along with an investment check	• account number

• check payable to “The AARP Investment Program”

By wire

• Call 1-800-253-2277 for instructions	• Call 1-800-253-2277 for instructions

By phone

Not available	• Call 1-800-253-2277 for instructions

With an automatic investment plan

• Fill in the information required on your enrollment form and include a voided check	• To set up regular investments from a bank checking account, call 1-800-253-2277

Payroll Deduction or Direct Deposit

• Select either of these options on your enrollment form and submit it. You will receive further instructions by mail.	• Once you specify a dollar amount (minimum $50), investments are automatic.

Using QuickBuy

Not available	• Call 1-800-253-2277 to speak to a representative

• or, to use QuickBuy on the Easy-Access Line, call 1-800-631-4636 and follow the instructions on how to purchase shares

On the Internet

• Go to “services and forms — How to open an account” at aarp.scudder.com	• Call 1-800-253-2277 to ensure you have electronic services

• Print out a prospectus and an enrollment form	• Register at aarp.scudder.com

• Complete and return the enrollment form with your check	• Follow the instructions for buying shares with money from your bank account

Regular mail: The AARP Investment Program,

First Investment: PO Box 219735, Kansas City, MO 64121-9735

Additional Investments: PO Box 219743, Kansas City, MO 64121-9743

Express, registered or certified mail:

The AARP Investment Program, 811 Main Street, Kansas City, MO 64105-2005

Fax number: 1-800-821-6234 (for exchanging and selling only)

17

Exchanging or Selling Shares: Use these instructions to exchange or sell shares in an account opened directly with Scudder.

Exchanging into another fund	Selling shares
$1,000 or more to open a new account ($500 or more for IRAs)	Some transactions, including most for over $100,000, can only be ordered in writing; if you’re in doubt, see page 24
$50 or more for exchanges between existing accounts

By phone

• Call 1-800-253-2277 for instructions	• Call 1-800-253-2277 for instructions

Using Easy-Access Line

• Call 1-800- 631-4636 and follow the instructions	• Call 1-800-631-4636 and follow the instructions

By mail, express mail or fax (see previous page)

Your instructions should include:	Your instructions should include:

• your account number	• your account number

• names of the funds, and the class and number of shares or dollar amount you want to exchange	• names of the funds, and the class and number of shares or dollar amount you want to redeem

With an automatic withdrawal plan

Not available	• To set up regular cash payments from an account, call 1-800-253-2277

Using QuickSell

Not available	• Call 1-800-253-2277

On the Internet

• Register at aarp.scudder.com	Not available

• Go to “services and forms”

• Follow the instructions for making on-line exchanges

To reach us:	• Web site aarp.scudder.com

• Program representatives 1-800-253-2277, M-F, 8 a.m. - 7 p.m. EST

• Confidential fax line 1-800-821-6234, always open

• TDD line 1-800-634-9454, M-F, 9 a.m. - 5 p.m. EST

Class AARP Services	• AARP Lump Sum Service for planning and setting up a lump sum distribution

• AARP Legacy Service for organizing financial documents and planning the orderly transfer of assets to heirs

• AARP Goal Setting and Asset Allocation Service for allocating assets and measuring investment progress

• For more information, please call 1-800-253-2277.

18

How to Buy, Sell and Exchange Class S Shares

Buying Shares: Use these instructions to invest directly. Make out your check to “The Scudder Funds.”

First investment	Additional investments
$2,500 or more for regular accounts	$50 or more for regular accounts and IRA accounts

$1,000 or more for IRAs	$50 or more with an Automatic Investment Plan

By mail or express mail (see below)

• Fill out and sign an application	Send a Scudder investment slip or short note that includes:

• Send it to us at the appropriate address, along with an investment check	• fund and class name

• account number

• check payable to “The Scudder Funds”

By wire

• Call 1-800-SCUDDER for instructions	• Call 1-800-SCUDDER for instructions

By phone

Not available	• Call 1-800-SCUDDER for instructions

With an automatic investment plan

• Fill in the information on your application and include a voided check	• To set up regular investments from a bank checking account, call 1-800-SCUDDER

Using QuickBuy

Not available	• Call 1-800-SCUDDER to speak to a representative

• or, to use QuickBuy on SAIL™, call 1-800-343-2890 and follow the instructions on how to purchase shares

On the Internet

• Go to “funds and prices” at myScudder.com	• Call 1-800-SCUDDER to ensure you have electronic services

• Print out a prospectus and a new account application	• Register at myScudder.com

• Complete and return the application with your check	• Follow the instructions for buying shares with money from your bank account

Regular mail:

First Investment: Scudder Investments, PO Box 219669, Kansas City, MO 64121-9669

Additional Investments: Scudder Investments, PO Box 219664, Kansas City, MO 64121-9664

Express, registered or certified mail:

Scudder Investments, 811 Main Street, Kansas City, MO 64105-2005

Fax number: 1-800-821-6234 (for exchanging and selling only)

19

Exchanging or Selling Shares: Use these instructions to exchange or sell shares in an account opened directly with Scudder.

Exchanging into another fund	Selling shares
$2,500 or more to open a new account ($1,000 or more for IRAs)	Some transactions, including most for over $100,000, can only be ordered in writing, if you’re in doubt, see page 24

$50 or more for exchanges between existing accounts

By phone or wire

• Call 1-800-SCUDDER for instructions	• Call 1-800-SCUDDER for instructions

Using SAIL™

• Call 1-800-343-2890 and follow the instructions	• Call 1-800-343-2890 and follow the instructions

By mail, express mail or fax (see previous page)

Your instructions should include:	Your instructions should include:

• the fund, class and account number you’re exchanging out of	• the fund, class and account number from which you want to sell shares

• the dollar amount or number of shares you want to exchange	• the dollar amount or number of shares you want to sell

• the name and class of the fund you want to exchange into	• your name(s), signature(s) and address, as they appear on your account

• your name(s), signature(s) and address, as they appear on your account	• a daytime telephone number

• a daytime telephone number

With an automatic withdrawal plan

Not available	• To set up regular cash payments from a Scudder account, call 1-800-SCUDDER

Using QuickSell

Not available	• Call 1-800-SCUDDER

On the Internet

• Register at myScudder.com	• Register at myScudder.com

• Follow the instructions for making on-line exchanges	• Follow the instructions for making on-line redemptions

20

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through investment providers.

If you are investing through an investment provider, check the materials you received from them about how to buy and sell shares. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that an investment provider may charge fees separate from those charged by the fund.

In either case, keep in mind that the information in this prospectus applies only to the fund’s Class AARP and S shares. The fund has other share classes, which are described in a separate prospectus and have different fees, requirements and services.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S) or your financial advisor.

Policies about transactions

The fund is open for business each day the New York Stock Exchange is open. The fund calculates the share price for each class every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Questions? You can speak to a Scudder representative between 8 a.m. and 7 p.m. Eastern time on any fund business day by calling 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S).

21

We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your financial intermediary. If we are unable to obtain this information within the time frames established by the fund, then we may reject your application and order.

The fund will not invest your purchase until all required and requested identification has been provided and your application has been submitted in “good order.” After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.

If we are unable to verify your identity within time frames established by the fund, after a reasonable effort to do so, you will receive written notification.

The fund generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

Because orders placed through financial advisors must be forwarded to the transfer agent before they can be processed, you’ll need to allow extra time. A representative of your financial advisor should be able to tell you when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The Scudder Web site can be a valuable resource for shareholders with Internet access. To get up-to-date information, review balances or even place orders for exchanges, go to aarp.scudder.com (Class AARP) or myScudder.com (Class S).

22

Automated phone information is available 24 hours a day. You can use your automated phone services to get information on Scudder funds generally and on accounts held directly at Scudder. If you signed up for telephone services, you can also use this service to make exchanges and sell shares.

For Class AARP shares

Call Easy-Access Line, the AARP Program Automated Information Line, at 1-800-631-4636

For Class S shares

Call SAIL™, the Scudder Automated Information Line, at 1-800-343-2890

QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You’ll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S).

Telephone and Electronic Transactions. You are automatically entitled to telephone transaction privileges but you may elect not to have them when you open your account or by contacting Shareholder Services at a later date.

Since many transactions may be initiated by telephone or electronically, it’s important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

23

The fund accepts payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept cash, traveler’s checks, money orders, starter checks, third party checks, checks drawn on foreign banks, or checks issued by credit card companies or Internet-based companies.

When you ask us to send or receive a wire, please note that while we don’t charge a fee to send or receive wires, it’s possible that your bank may do so. Wire transactions are generally completed within 24 hours. The fund can only send wires of $1,000 or more and accept wires of $50 or more.

We do not issue share certificates.

When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you’ll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don’t need a signature guarantee. Also, you don’t need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature — a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can’t get a signature guarantee from a notary public, and we must be provided with the original guarantee.

Exchanges are a shareholder privilege, not a right: we may reject any exchange order or require a shareholder to own shares of a fund for 15 days before we process the purchase order for the other fund, particularly when there appears to be a pattern of “market timing” or other frequent purchases and sales. We may also reject or limit purchase orders, for these or other reasons. However, there is no assurance that these policies will be effective in limiting the practice of market timing in all cases.

24

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please call 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S) or contact your financial advisor for more information.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn’t cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.

You may obtain additional information about other ways to sell your shares by contacting your financial advisor firm.

How the fund calculates share price

To calculate net asset value per share or NAV, each share class uses the following equation:

TOTAL ASSETS - TOTAL LIABILITIES	= NAV
TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares is the NAV.

We typically value securities using market quotations or information furnished by a pricing service. However, we may use methods approved by the fund’s Board which are intended to reflect fair value when a market quotation or pricing service information is not readily available or when a security’s value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, the fund’s value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.

25

To the extent that the fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren’t able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the fund doesn’t price its shares.

Other rights we reserve

You should be aware that we may do any of the following:

•	withdraw or suspend the offering of shares at any time

•	withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

•	refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund’s best interest or when the fund is requested or compelled to do so by governmental authority or by applicable law

•	close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account; you may be subject to gain or loss on the redemption of your fund shares and you may incur tax liability

•	close your account and send you the proceeds if your balance falls below $1,000 for Class AARP shareholders, $2,500 for Class S shareholders or $250 for Class S retirement accounts; we will give you 60 days’ notice (90 days for retirement accounts) so you can either increase your balance or close your account (although these policies don’t apply to investors with $100,000 or more in Scudder fund shares or in any case where a fall in share price created the low balance)

26

•	reject a new account application if you don’t provide any required or requested identifying information, or for other reasons

•	pay you for shares you sell by “redeeming in kind,” that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the fund generally won’t make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of a fund’s net assets, whichever is less

•	change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust the fund’s investment minimums at any time)

•	suspend or postpone redemptions during periods when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the fund from disposing of its portfolio securities or pricing its shares

27

Understanding Distributions and Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. The fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (A fund’s earnings are separate from any gains or losses stemming from your own purchase and sale of fund shares.) The fund may not always pay a distribution for a given period.

The fund intends to pay dividends and distributions to shareholders annually in December, and if necessary may do so at other times as well.

For federal income tax purposes, income and capital gains distributions are generally taxable. However, distributions by the fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Similarly, there will be no tax consequences when a qualified retirement plan buys or sells fund shares.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don’t indicate a preference, your dividends and distributions will all be reinvested. Dividends and distributions are taxable whether you receive them in cash or reinvest them in additional shares. For retirement plans, reinvestment (at NAV) is the only option.

Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sales of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Because each shareholder’s tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

28

The tax status of the fund earnings you receive and your own fund transactions, generally depends on their type:

Generally taxed at capital gain rates:	Generally taxed at ordinary income rates:

Distributions from the fund

• gains from the sale of securities held by the fund for more than one year	• gains from the sale of securities held by the fund for one year or less

• qualified dividend income	• all other taxable income

Transactions involving fund shares

• gains from selling fund shares held for more than one year	• gains from selling fund shares held for one year or less

Any investments in foreign securities may be subject to foreign withholding or other taxes. In that case, the fund’s yield on those securities would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, any investments in foreign securities or foreign currencies may increase or accelerate the fund’s recognition of ordinary income and may affect the timing or amount of the fund’s distributions.

For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the fund as derived from qualified dividend income are eligible for taxation in the hands of individuals at long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. In addition, the fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the fund’s shares for lower rates to apply.

For taxable years beginning on or before December 31, 2008, long-term capital gain rates applicable to individuals have been reduced to 15%. For more information, see the Statement of Additional Information, under “Taxes.”

29

The fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also contain certain details on your purchases and sales of shares. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

If you invest right before the fund pays a dividend, you may be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund pays the dividend. In tax-advantaged retirement accounts you don’t need to worry about this.

Corporations may be able to take a dividends-received deduction for a portion of income dividends they receive.

30

Notes

To Get More Information

Shareholder reports — These include commentary from the fund’s management team about recent market conditions and the effects of the fund’s strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and the fund’s financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) — This tells you more about the fund’s features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it’s legally part of this prospectus).

For a free copy of any of these documents or to request other information about the fund, call 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S), or contact Scudder Investments at the address listed below. These documents and other information about the fund are available from the EDGAR Database on the SEC’s Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the fund, including the fund’s SAI, at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-202-942-8090.

AARP Investment Program from Scudder Investments (Class AARP)	Scudder Investments (Class S)	SEC
PO Box 219735	PO Box 219669	Public Reference Section
Kansas City, MO	Kansas City, MO	Washington, D.C.
64121-9735	64121-9669	20549-0102
aarp.scudder.com	myScudder.com	www.sec.gov
1-800-253-2277	1-800-SCUDDER	1-202-942-8090

Distributor

Scudder Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606-5808

SCUDDER

INVESTMENTS

SEC File Number:
A Member of Deutsche Asset Management [LOGO]	Scudder Technology Fund	811-0547

SCUDDER
INVESTMENTS

Classes A, B and C

Prospectus

October 1, 2004
Scudder Technology Innovation Fund

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

How the Fund Works

On the next few pages, you’ll find information about this fund’s investment goal, the main strategies it uses to pursue that goal and the main risks that could affect its performance.

Whether you are considering investing in the fund or are already a shareholder, you’ll want to look this information over carefully. You may want to keep it on hand for reference as well.

Remember that mutual funds are investments, not bank deposits. They’re not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

	Class A	Class B	Class C
ticker symbol	SRIAX	SRIBX	SRICX

fund number	451	651	751

Scudder Technology Innovation Fund

The Fund’s Main Investment Strategy

The fund seeks long-term growth of capital by investing, under normal circumstances, at least 80% of total assets, plus the amount of any borrowings for investment purposes, in common stocks of companies in the technology sector. For purposes of the fund’s 80% investment policy, to be considered part of the technology sector, companies must commit at least half of their assets to, or derive at least half of their revenues or net income from, that sector. The industries in the technology sector include computers (including software, hardware and Internet-related businesses), computer services, telecommunications and semi-conductors. The companies may be of any size. The fund will invest primarily in securities of US companies, but may invest in foreign companies as well.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

Growth orientation. The managers generally look for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

OTHER INVESTMENTS While the fund invests mainly in common stocks, it may also invest up to 20% of total assets in US Treasury and agency debt securities.

The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). In particular, the fund may use futures and options, including sales of covered put and call options. The fund may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to help meet shareholder redemptions or other needs while maintaining exposure to the market.

4

Top-down analysis. The managers consider the economic outlooks for various industries within the technology sector while looking for those that may benefit from changes in the overall business environment.

The managers may favor securities from different industries and companies within the technology sector at different times.

The managers will normally sell a stock when they believe its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities, or in the course of adjusting their emphasis on a given technology industry.

The fund may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments.

Stock Market Risk. As with most stock funds, the most important factor with this fund is how stock markets perform — in this case, technology stocks. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes, and the fund may not be able to get attractive prices for them.

Growth Investing Risk. Since growth stocks usually reinvest a large portion of earnings in their own businesses, they may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for investors who understand the risks of investing in a single sector that has shown above-average volatility and are interested in gaining exposure to the technology sector.

5

Concentration Risk. The fund concentrates its investments in the group of industries constituting the technology sector. As a result, market price movements, market saturation and rapid product obsolescence affecting companies in this sector will have a significant impact on the fund’s performance. Additionally, many technology companies are smaller companies that may have limited business lines and financial resources, making them highly vulnerable to business and economic risks.

Foreign Investment Risk. To the extent that the fund holds the securities of companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund’s investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign markets generally are smaller and less liquid than the US markets. Finally, the currency of the country in which the fund has invested could decline relative to the value of the US dollar, which would decrease the value of the investment to US investors.

Non-Diversification Risk. The fund is classified as “non-diversified.” This means that it may invest in the securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the fund invested in a larger number of issuers.

Securities Lending Risk. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Other factors that could affect performance include:

•	the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters

•	derivatives could produce disproportionate losses due to a variety of factors, including the unwillingness or inability of the counterparty to meet its obligations or unexpected price or interest rate movements (see “Secondary risks” for more information)

6

The Fund’s Performance History

While a fund’s past performance (before and after taxes) isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance for the fund’s Class A shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower than those shown. The table on the following page shows how fund performance compares with a broad-based market index and one other relevant index (which, unlike the fund, do not have any fees or expenses). The table includes the effects of maximum sales loads. The performance of both the fund and the indexes varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The inception date for Class A, B and C shares was December 29, 2000. In the bar chart, the performance figures for Class A before that date are based on the historical performance of the fund’s original share class (Class S), adjusted to reflect the higher gross total annual operating expenses of Class A.

In the table, the performance figures for each share class prior to its inception are based on the historical performance of Class S, adjusted to reflect both the higher gross total annual operating expenses of Class A, B or C and the current applicable sales charges of Class A or B. Class S shares are offered in a different prospectus.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class A only and will vary for Classes B and C. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder Technology Innovation Fund

Annual Total Returns (%) as of 12/31 each year	Class A

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1999	166.33
2000	-23.05
2001	-46.11
2002	-39.59
2003	48.68

2004 Total Return as of June 30: -0.99%

For the periods included in the bar chart:

Best Quarter: 71.49%, Q4 1999	Worst Quarter:-39.38%, Q3 2001

7

Average Annual Total Returns (%) as of 12/31/2003

	1 Year	5 Years	Since Inception*
Class A
Return before Taxes	40.13	-1.34	3.63
Return after Taxes on Distributions	40.13	-1.89	2.15
Return after Taxes on Distributions and Sale of Fund Shares	24.07	-1.54	1.93
Class B (Return before Taxes)	44.58	-1.19	3.66
Class C (Return before Taxes)	47.58	-1.00	3.82
Index 1 (reflects no deductions for fees, expenses or taxes)	47.25	7.13	3.95
Index 2 (reflects no deductions for fees, expenses or taxes)	54.18	-5.04	1.73

Index 1: Russell 2000 Index, an unmanaged, capitalization-weighted measure of approximately 2,000 small US stocks. Index 2: Goldman Sachs Technology Composite

Index, an unmanaged capitalization-weighted index based on a universe of technology related stocks.

*	Since 3/2/1998. Index comparison begins 3/31/1998.

Total returns from inception through 1999 would have been lower if operating expenses hadn’t been reduced.

In the past, the technology sector has experienced above-average volatility that produced significant fluctuations in the fund’s performance. Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or (800) 621-1048 or visit our Web site at www.scudder.com.

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund’s taxable distributions, not a shareholder’s gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund’s taxable distributions and a shareholder’s gain or loss from selling fund shares.

8

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold fund shares.

Fee Table	Class A	Class B	Class C
Shareholder Fees, paid directly from your investment
Maximum Sales Charge (Load) Imposed on Purchases (as % of offering price)	5.75%	None	None
Maximum Contingent Deferred Sales Charge (Load) (as % of redemption proceeds)	None *	4.00%	1.00%

Annual Operating Expenses, deducted from fund assets
Management Fee	0.85%	0.85%	0.85%
Distribution/Service (12b-1) Fee	0.21	0.96	0.96
Other Expenses**	0.66	0.78	0.64
Total Annual Operating Expenses	1.72	2.59	2.45
Less Expense Reimbursements***	0.00	0.05	0.00
Net Annual Fund Operating Expenses (after waiver)	1.72	2.54	2.45

*	The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see “Policies You Should Know About — Policies about transactions”) may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of purchase and 0.50% if redeemed within 12 to 18 months following purchase.
**	Restated and estimated to reflect the termination of the fixed rate administrative fee.
***	Through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s total operating expenses at 1.52%, 1.58% and 1.57% for Class A, Class B and Class C shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or services fees, and trustee and trustee counsel fees.

Based on the costs above (including, for Class B shares, one year of capped expenses in each period), this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Expenses, assuming you sold your shares at the end of each period
Class A shares	$740	$1,086	$1,455	$2,488
Class B shares	657	1,101	1,571	2,514
Class C shares	348	764	1,306	2,786

Expenses, assuming you kept your shares
Class A shares	$740	$1,086	$1,455	$2,488
Class B shares	257	801	1,371	2,514
Class C shares	248	764	1,306	2,786

9

Other Policies and Secondary Risks

While the sections on the previous pages describe the main points of the fund’s strategy and risks, there are a few other issues to know about:

•	Although major changes tend to be infrequent, the Board of the fund could change the fund’s investment goal without seeking shareholder approval. In addition, the Board will provide shareholders with at least 60 days’ notice prior to making any changes to the fund’s 80% investment policy.

•	The fund may trade securities actively. This could raise transaction costs (thus lowering return) and could mean higher taxable distributions.

•	As a temporary defensive measure, the fund could shift up to 100% of assets into investments such as money market securities. This could prevent losses, but, while engaged in a temporary defensive position, the fund will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

•	The fund’s equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible securities.

Secondary risks

Derivatives Risk. Although not one of its principal investment strategies, the fund may invest in certain types of derivatives. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; and the risk that the derivatives transaction could expose the fund to the effects of leverage, which could increase the fund’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the fund.

10

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates its price, you may not receive the full market value for your fund shares when you sell.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify a fund’s performance if it has a small asset base. A fund is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that a fund will be able to obtain proportionately larger IPO allocations.

For more information

This prospectus doesn’t tell you about every policy or risk of investing in the fund.

If you want more information on the fund’s allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

11

Who Manages and Oversees the Fund

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. (“DeIM”), Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

The investment advisor

DeIM is the investment advisor for the fund. Under the supervision of a Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY, makes the fund’s investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeIM receives a management fee from the fund. For the most recent fiscal year end, the actual amount the fund paid in management fees was 0.85% of its average daily net assets.

12

The portfolio managers

The following people handle the day-to-day management of the fund.

Ian Link	Anne Meisner
CFA, Managing Director of Deutsche Asset Management and Lead Manager of the fund.	Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.
• Joined Deutsche Asset Management and the fund in 2004.

•      Joined Deutsche Asset Management in 2001, after 9 years of experience at Goldman Sachs as vice president, both in the fixed income technology division, as well as in equity research as the lead Infrastructure Software analyst, previously serving as member of technical staff at Bell Communications Research (formerly Bell Labs).

• Head of Technology Global Sector Team.	• Analyst for global equity, Hardware and Software sector: New York.

•      Prior to joining Deutsche Asset Management, had 14 years of experience as senior vice president, fund manager, head of communications and technology teams and equity analyst for Franklin Templeton Investments.

• Joined the fund in 2003.
• MBA, University of California, Berkeley.	• MBA, Columbia University Business School.
• MS, Computer Science, Michigan State University

13

Regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. We are unable to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, Deutsche Asset Management (“DeAM”) and its affiliates, certain individuals, including in some cases fund Trustees/Directors, and other parties. DeAM has undertaken to bear all liabilities and expenses incurred by the Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding fund valuation, market timing, revenue sharing or other subjects of the pending inquiries. Based on currently available information, DeAM believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect its ability to perform under its investment management agreements with the Scudder funds.

14

Financial Highlights

These tables are designed to help you understand the fund’s financial performance in recent years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose reports, along with the fund’s financial statements, are included in the fund’s annual report (see “Shareholder reports” on the back cover).

Scudder Technology Innovation Fund — Class A

Years Ended May 31,	2004		2003	2002	2001^a
Selected Per Share Data
Net asset value, beginning of period	$11.30		$11.66	$20.73	$29.15
Income (loss) from investment operations:
Net investment income (loss)^b	(.20)		(.12)	(.15)	(.07)
Net realized and unrealized gain (loss) on investment transactions	2.57		(.24)	(8.93)	(8.35)
Total from investment operations	2.37		(.36)	(9.08)	(8.42)
Redemption fees	—	***	— ***	.01	—
Net asset value, end of period	$13.67		$11.30	$11.66	$20.73
Total Return (%)^c	20.97	^d	(3.09)	(43.75)	(28.89	)*

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4		3	2	.8
Ratio of expenses (%)	1.76		1.61	1.48	1.64	*
Ratio of net investment income (loss) (%)	(1.53)		(1.25)	(1.04)	(.74	)*
Portfolio turnover rate (%)	145		68	131	165

^a	For the period December 29, 2000 (commencement of sales of Class A shares) to May 31, 2001.
^b	Based on average shares outstanding during the period.
^c	Total return does not reflect the effect of any sales charge.
^d	During the period, the Advisor agreed to reimburse the Fund for uninvested cash associated with a settled derivative transaction. Excluding this reimbursement, the total return would have been 20.71%.
*	Annualized
**	Not annualized
***	Amount is less than $.005.

15

Scudder Technology Innovation Fund — Class B

Years Ended May 31,	2004		2003	2002	2001^a
Selected Per Share Data
Net asset value, beginning of period	$11.06		$11.49	$20.67	$29.15
Income (loss) from investment operations:
Net investment income (loss)^b	(.30)		(.19)	(.26)	(.13)
Net realized and unrealized gain (loss) on investment transactions	2.50		(.24)	(8.93)	(8.35)
Total from investment operations	2.20		(.43)	(9.19)	(8.48)
Redemption fees	—	***	— ***	.01	—
Net asset value, end of period	$13.26		$11.06	$11.49	$20.67
Total Return (%)^c	19.89	^d,^e	(3.74)	(44.41)	(29.09	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.9		.8	.7	.1
Ratio of expenses before expense reductions (%)	2.58		2.40	2.28	2.49	*
Ratio of expenses after expense reductions (%)	2.57		2.40	2.28	2.49	*
Ratio of net investment income (loss) (%)	(2.34)		(2.04)	(1.84)	(1.59	)*
Portfolio turnover rate (%)	145		68	131	165

^a	For the period December 29, 2000 (commencement of sales of Class B shares) to May 31, 2001.
^b	Based on average shares outstanding during the period.
^c	Total return does not reflect the effect of any sales charge.
^d	During the period, the Advisor agreed to reimburse the Fund for uninvested cash associated with a settled derivative transaction. Excluding this reimbursement, the total return would have been 19.62%.
^e	Total return would have been lower had certain expenses not been reduced.
*	Annualized
**	Not annualized
***	Amount is less than $.005.

16

Scudder Technology Innovation Fund — Class C

Years Ended May 31,	2004		2003	2002	2001^a
Selected Per Share Data
Net asset value, beginning of period	$11.06		$11.49	$20.67	$29.15
Income (loss) from investment operations:
Net investment income (loss)^b	(.28)		(.19)	(.26)	(.13)
Net realized and unrealized gain (loss) on investment transactions	2.49		(.24)	(8.93)	(8.35)
Total from investment operations	2.21		(.43)	(9.19)	(8.48)
Redemption fees	—	***	— ***	.01	—
Net asset value, end of period	$13.27		$11.06	$11.49	$20.67
Total Return (%)^c	19.98	^d,^e	(3.74)	(44.41)	(29.09	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4		.6	.5	.3
Ratio of expenses before expense reductions (%)	2.43		2.38	2.26	2.46	*
Ratio of expenses after expense reductions (%)	2.42		2.38	2.26	2.46	*
Ratio of net investment income (loss) (%)	(2.19)		(2.02)	(1.82)	(1.56	)*
Portfolio turnover rate (%)	145		68	131	165

^a	For the period December 29, 2000 (commencement of sales of Class C shares) to May 31, 2001.
^b	Based on average shares outstanding during the period.
^c	Total return does not reflect the effect of any sales charge.
^d	During the period, the Advisor agreed to reimburse the Fund for uninvested cash associated with a settled derivative transaction. Excluding this reimbursement, the total return would have been 19.71%.
^e	Total return would have been lower had certain expenses not been reduced.
*	Annualized
**	Not annualized
***	Amount is less than $.005.

17

How to Invest in the Fund

The following pages tell you about many of the services, choices and benefits of being a shareholder. You’ll also find information on how to check the status of your account using the method that’s most convenient for you.

You can find out more about the topics covered here by speaking with your financial advisor or a representative of your workplace retirement plan or other investment provider.

18

Choosing a Share Class

This prospectus offers three share classes for the fund. Each class has its own fees and expenses, offering you a choice of cost structures. Class A, Class B and Class C shares are intended for investors seeking the advice and assistance of a financial advisor, who will typically receive compensation for those services.

Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that’s right for you. You may want to ask your financial advisor to help you with this decision.

We describe each share class in detail on the following pages. But first, you may want to look at the table below, which gives you a brief comparison of the main features of each class.

Classes and features	Points to help you compare
Class A
• Sales charges of up to 5.75%, charged when you buy shares	• Some investors may be able to reduce or eliminate their sales charges; see next page
• In most cases, no charges when you sell shares	• Total annual operating expenses are lower than those for Class B or Class C
• Up to 0.25% annual shareholder servicing fee or distribution fee, as applicable
Class B
• No charges when you buy shares	• The deferred sales charge rate falls to zero after six years
• Deferred sales charge declining from 4.00%, charged when you sell shares you bought within the last six years	• Shares automatically convert to Class A after six years, which means lower annual expenses going forward
• 0.75% annual distribution fee and 0.25% annual shareholder servicing fee
Class C
• Deferred sales charge of 1.00%, charged when you sell shares you bought within the last year	• The deferred sales charge rate is lower than Class B shares, but your shares never convert to Class A, so annual expenses remain higher
• 0.75% annual distribution fee and 0.25% annual shareholder servicing fee

Your financial advisor will typically be paid a fee when you buy shares and may receive different levels of compensation depending upon which class of shares you buy. In addition to these payments, the fund’s advisor or its affiliates may provide compensation to your financial advisor for distribution, administrative and promotional services.

19

Class A shares

Class A shares have a 12b-1 plan, under which a service fee of up to 0.25% is deducted from class assets each year.

Class A shares have a sales charge that varies with the amount you invest:

Your investment	Front-end Sales Charge as a % of offering price*	Front-end Sales Charge as a % of your net investment
Up to $50,000	5.75	6.10
$50,000-$99,999	4.50	4.71
$100,000-$249,999	3.50	3.63
$250,000-$499,999	2.60	2.67
$500,000-$999,999	2.00	2.04
$1 million or more	See below and next page

*	The offering price includes the sales charge.

You may be able to lower your Class A sales charges if:

•	you plan to invest at least $50,000 in Class A shares (including Class A shares in other retail Scudder funds) over the next 24 months (“Letter of Intent”)

•	the amount of Class A shares you already own (including Class A shares in other retail Scudder funds) plus the amount you’re investing now in Class A shares is at least $50,000 (“Cumulative Discount”)

•	you are investing a total of $50,000 or more in Class A shares of several funds on the same day (“Combined Purchases”)

The point of these three features is to let you count investments made at other times or in certain other funds for purposes of calculating your present sales charge. Any time you can use the privileges to “move” your investment into a lower sales charge category, it’s generally beneficial for you to do so.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class A shares may make sense for long-term investors, especially those who are eligible for reduced or eliminated sales charges.

20

For purposes of determining whether you are eligible for a reduced Class A sales charge, you and your immediate family (your spouse or life partner and your children or stepchildren age 21 or younger) may aggregate your investments in the Scudder family of funds. This includes, for example, investments held in a retirement account, an employee benefit plan, or at a financial advisor other than the one handling your current purchase. These combined investments will be valued at their current offering price to determine whether your current investment qualifies for a reduced sales charge.

To receive a reduction in your Class A initial sales charge, you must let your financial advisor or Shareholder Services know at the time you purchase shares that you qualify for such a reduction. You may be asked by your financial advisor or Shareholder Services to provide account statements or other information regarding related accounts of you or your immediate family in order to verify your eligibility for a reduced sales charge.

For more information about sales charge discounts, please visit www.scudder.com (click on the link entitled “Fund Sales Charge and Breakpoint Schedule”), consult with your financial advisor or refer to the section entitled “Purchase or Redemption of Shares” in the fund’s Statement of Additional Information.

You may be able to buy Class A shares without sales charges when you are:

•	reinvesting dividends or distributions

•	participating in an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services

•	exchanging an investment in Class A shares of another fund in the Scudder family of funds for an investment in the fund

•	a current or former director or trustee of the Deutsche or Scudder mutual funds

•	an employee (including the employee’s spouse or life partner and children or stepchildren age 21 or younger) of Deutsche Bank or its affiliates or of a subadvisor to any fund in the Scudder family of funds or of a broker-dealer authorized to sell shares of such funds

21

There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. Each fund may waive the sales charges for investors in other situations as well. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.

If you’re investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described above, you may be eligible to buy Class A shares without sales charges (“Large Order NAV Purchase Privilege”). However, you may be charged a contingent deferred sales charge (CDSC) of 1.00% on any shares you sell within 12 months of owning them and a similar charge of 0.50% on shares you sell within the next six months of owning them. This CDSC is waived under certain circumstances (see “Policies You Should Know About”). Your financial advisor or Shareholder Services can answer your questions and help you determine if you’re eligible.

22

Class B shares

With Class B shares, you pay no up-front sales charges. Class B shares have a 12b-1 plan, under which a distribution fee of 0.75% and a service fee of up to 0.25% are deducted from class assets each year. This means the annual expenses for Class B shares are somewhat higher (and their performance correspondingly lower) compared to Class A shares. After six years, Class B shares automatically convert to Class A shares, which has the net effect of lowering the annual expenses from the seventh year on. However, unlike Class A shares, your entire investment goes to work immediately.

Class B shares have a CDSC. This charge declines over the years you own shares and disappears completely after six years of ownership. But for any shares you sell within those six years, you may be charged as follows:

Year after you bought shares	CDSC on shares you sell
First year	4.00%
Second or third year	3.00
Fourth or fifth year	2.00
Sixth year	1.00
Seventh year and later	None (automatic conversion to Class A	)

This CDSC is waived under certain circumstances (see “Policies You Should Know About”). Your financial advisor or Shareholder Services can answer your questions and help you determine if you’re eligible.

While Class B shares don’t have any front-end sales charges, their higher annual expenses mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

If you are thinking of making a large purchase in Class B shares or if you already own a large amount of Class A shares in this fund or other Scudder funds, it may be more cost efficient to purchase Class A shares instead. You should consult with your financial advisor to determine which class of shares is appropriate for you.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class B shares may make sense for long-term investors who prefer to see all of their investment go to work right away and can accept somewhat higher annual expenses.

23

Class C shares

Class C shares have a 12b-1 plan under which a distribution fee of 0.75% and a shareholder servicing fee of up to 0.25% are deducted from class assets each year. Because of these fees, the annual expenses for Class C shares are similar to those of Class B shares, but higher than those for Class A shares (and the performance of Class C shares is correspondingly lower than that of Class A shares).

Unlike Class B shares, Class C shares do NOT automatically convert to Class A shares, so they continue to have higher annual expenses.

Class C shares have a CDSC, but only on shares you sell within one year of buying them:

Year after you bought shares	CDSC on shares you sell
First year	1.00%
Second year and later	None

This CDSC is waived under certain circumstances (see “Policies You Should Know About”). Your financial advisor or Shareholder Services can answer your questions and help you determine if you’re eligible.

While Class C shares don’t have any up-front sales charge, their higher annual expenses mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class C shares may appeal to investors who plan to sell some or all shares within six years of buying them or who aren’t certain of their investment time horizon.

24

How to Buy Shares

Once you’ve chosen a share class, use these instructions to make investments.

First investment	Additional investments
$1,000 or more for regular accounts	$50 or more for regular accounts and IRA accounts
$500 or more for IRAs	$50 or more with an Automatic
Investment Plan
Through a financial advisor
• Contact your advisor using the method that’s most convenient for you	• Contact your advisor using the method that’s most convenient for you
By mail or express mail (see below)
• Fill out and sign an application	• Send a check made out to “Scudder Funds” and a Scudder investment slip to us at the appropriate address below
• Send it to us at the appropriate address, along with an investment check
• If you don’t have an investment slip, simply include a letter with your name, account number, the full name of the fund and the share class and your investment instructions
By wire

• Call (800) 621-1048 for instructions	• Call (800) 621-1048 for instructions
By phone

Not available	• Call (800) 621-1048 for instructions
With an automatic investment plan

Not available	• To set up regular investments from a bank checking account, call(800) 621-1048
On the Internet

Not available	• Call (800) 621-1048 to establish Internet access
• Go to www.scudder.com and log in
• Follow the instructions for buying shares with money from your bank account

Regular mail:

First Investment: Scudder Investments, PO Box 219356, Kansas City, MO 64121-9356 Additional Investments: Scudder Investments, PO Box 219154, Kansas City, MO 64121-9154

Express, registered or certified mail: Scudder Investments, 811 Main Street, Kansas City, MO 64105-2005

Fax number: (800) 821-6234 (for exchanging and selling only)

25

How to Exchange or Sell Shares

Use these instructions to exchange or sell shares in your account.

Exchanging into another fund	Selling shares
$1,000 or more to open a new account ($500 for IRAs)	Some transactions, including most for over $100,000, can only be ordered in writing with a signature guarantee; if you’re in doubt, see page 30
$50 or more for exchanges between existing accounts
Through a financial advisor

• Contact your advisor by the method that’s most convenient for you	• Contact your advisor by the method that’s most convenient for you
By phone or wire

• Call (800) 621-1048 for instructions	• Call (800) 621-1048 for instructions
By mail, express mail or fax (see previous page)

Write a letter that includes:	Write a letter that includes:

• the fund, class and account number you’re exchanging out of	• the fund, class and account number from which you want to sell shares
• the dollar amount or number of shares you want to exchange	• the dollar amount or number of shares you want to sell
• the name and class of the fund you want to exchange into	• your name(s), signature(s) and address, as they appear on your account
• your name(s), signature(s) and address, as they appear on your account	• a daytime telephone number
• a daytime telephone number
• With an automatic exchange plan

• To set up regular exchanges from a fund account, call (800) 621-1048	Not available
With an automatic withdrawal plan

Not available	• To set up regular cash payments from a fund account, call (800) 621-1048
On the Internet

• Call (800) 621-1048 to establish Internet access	• Call (800) 621-1048 to establish Internet access
• Go to www.scudder.com and log in	• Go to www.scudder.com and log in
• Follow the instructions for making on-line exchanges	• Follow the instructions for making on-line redemptions

26

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through investment advisors.

If you are investing through an investment advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that an investment provider may charge fees separate from those charged by the fund.

In either case, keep in mind that the information in this prospectus applies only to the fund’s Class A, Class B and Class C shares. The fund has other share classes, which are described in a separate prospectus and have different fees, requirements and services.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800) 621-1048.

Policies about transactions

The fund is open for business each day the New York Stock Exchange is open. The fund calculates its share price for each class every business day, as of the close of regular trading on the Exchange (typically 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The Scudder Web site can be a valuable resource for shareholders with Internet access. Go to www.scudder.com to get up-to-date information, review balances or even place orders for exchanges.

27

We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your financial intermediary. If we are unable to obtain this information within the time frames established by the fund then we may reject your application and order.

The fund will not invest your purchase until all required and requested identification has been provided and your application has been submitted in “good order.” After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated (less any applicable sales charges).

If we are unable to verify your identity within time frames established by the fund, after a reasonable effort to do so, you will receive written notification.

The fund generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

Because orders placed through investment providers must be forwarded to the transfer agent before they can be processed, you’ll need to allow extra time. A representative of your investment provider should be able to tell you when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

ScudderACCESS, the Scudder Automated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use ScudderACCESS to get information on Scudder funds generally and on accounts held directly at Scudder. You can also use it to make exchanges and sell shares.

28

QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You’ll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 621-1048.

Telephone and electronic transactions. You are automatically entitled to telephone transaction privileges, but you may elect not to have them when you open your account or by contacting Shareholder Services at a later date.

Since many transactions may be initiated by telephone or electronically, it’s important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

Exchanges are a shareholder privilege, not a right: we may reject any exchange order or require a shareholder to own shares of a fund for 15 days before we process the order for the other fund, particularly when there appears to be a pattern of “market timing” or other frequent purchases and sales. We may also reject or limit purchase orders for these or other reasons. However, there is no assurance that these policies will be effective in limiting the practice of market timing in all cases.

The fund accepts payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept cash, traveler’s checks, starter checks, money orders, third party checks, checks drawn on foreign banks, or checks issued by credit card companies or Internet-based companies.

When you ask us to send or receive a wire, please note that while we don’t charge a fee to send or receive wires, it’s possible that your bank may do so. Wire transactions are generally completed within 24 hours. The fund can only send wires of $1,000 or more and accept wires of $50 or more.

29

We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you’ll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don’t need a signature guarantee. Also, you don’t generally need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature — a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can’t get a signature guarantee from a notary public and we must be provided the original guarantee.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor for more information.

When you sell shares that have a CDSC, we calculate the CDSC as a percentage of what you paid for the shares or what you are selling them for — whichever results in the lower charge to you. In processing orders to sell shares, we turn to the shares with the lowest CDSC first. Exchanges from one fund into another fund don’t affect CDSCs. For each investment you make, the date you first bought shares is the date we use to calculate a CDSC on that particular investment.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

30

There are certain cases in which you may be exempt from a CDSC. These include:

•	the death or disability of an account owner (including a joint owner). This waiver applies only under certain conditions. Please contact your financial advisor or Shareholder Services to determine if these conditions exist.

•	withdrawals made through an automatic withdrawal plan. Such withdrawals may be made at a maximum of 12% per year of the net asset value of the account

•	withdrawals related to certain retirement or benefit plans

•	redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans

•	for Class A shares purchased through the Large Order NAV Purchase Privilege, redemption of shares whose dealer of record at the time of the investment notifies Scudder Distributors Inc., the fund’s distributor, that the dealer waives the applicable commission

•	for Class C shares, redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system, provided the dealer of record has waived the advance of the first year distribution and service fees applicable to such shares and has agreed to receive such fees quarterly

In each of these cases, there are a number of additional provisions that may apply in order to be eligible for a CDSC waiver. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.

If you sell shares in a Scudder fund and then decide to invest with Scudder again within six months, you can take advantage of the “reinstatement feature.” With this feature, you can put your money back into the same class of a Scudder fund at its current NAV and for purposes of sales charges it will be treated as if it had never left Scudder. You’ll be reimbursed (in the form of fund shares) for any CDSC you paid when you sold. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date. There is also an option that lets investors who sold Class B shares buy Class A shares with no sales charge, although they won’t be reimbursed for any CDSC they paid. You can only use the reinstatement feature once for any given group of shares. To take advantage of this feature, contact Shareholder Services or your financial advisor.

31

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn’t cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares. You may obtain additional information about other ways to sell your shares by contacting your investment provider.

How the fund calculates share price

To calculate net asset value per share or NAV, each share class uses the following equation:

TOTAL ASSETS – TOTAL LIABILITIES	=	NAV
TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy shares is the NAV, although for Class A it will be adjusted to allow for any applicable sales charges (see “Choosing a Share Class”).

The price at which you sell shares is also the NAV, although for Class B and Class C investors a CDSC may be taken out of the proceeds (see “Choosing a Share Class”).

We typically value securities using market quotations or information furnished by a pricing service. However, we may use methods approved by the fund’s Board that are intended to reflect fair value when market quotations or pricing service information are not readily available or when a security’s value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, the fund’s value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.

32

To the extent that the fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren’t able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the fund doesn’t price its shares.

Other rights we reserve

You should be aware that we may do any of the following:

•	withdraw or suspend the offering of shares at any time

•	withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

•	reject a new account application if you don’t provide any required or requested identifying information, or for other reasons

•	refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund’s best interest or when the fund is requested or compelled to do so by governmental authority or by applicable law

•	close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable sales charges or redemption fees); you may be subject to gain or loss on the redemption of your fund shares and you may incur tax liability

•	close your account and send you the proceeds if your balance falls below $1,000; we will give you 60 days’ notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don’t apply to most retirement accounts, if you have an automatic investment plan, to investors with $100,000 or more in Scudder fund shares or, in any case, where a fall in share price created the low balance)

33

•	pay you for shares you sell by “redeeming in kind,” that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the fund generally won’t make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund’s net assets, whichever is less

•	change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust the fund’s investment minimums at any time)

•	suspend or postpone redemptions during periods when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the fund from disposing of its portfolio securities or pricing its shares

34

Understanding Distributions and Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (A fund’s earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) A fund may not always pay a distribution for a given period.

The fund intends to pay dividends and distributions to its shareholders annually in December and, if necessary, may do so at other times as well.

For federal income tax purposes, income and capital gains distributions are generally taxable. However, distributions by the fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Similarly, there will be no tax consequences when a qualified retirement plan buys or sells fund shares.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don’t indicate a preference, your dividends and distributions will all be reinvested without applicable sales charges. Distributions are taxable whether you receive them in cash or reinvest them in additional shares. For retirement plans, reinvestment (at NAV) is the only option.

Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sale of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Because each shareholder’s tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

35

The tax status of fund earnings you receive and your own fund transactions generally depends on their type:

Generally taxed at capital gain rates:	Generally taxed at ordinary income rates:
Distributions from a fund

• gains from the sale of securities held by the fund for more than one year	• gains from the sale of securities held by the fund for one year or less

• qualified dividend income Transactions involving fund shares	• all other taxable income

• gains from selling fund shares held for more than one year	• gains from selling fund shares held for one year or less

Any investments in foreign securities may be subject to foreign withholding or other taxes. In that case, the fund’s yield on those securities would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, any investments in foreign securities or foreign currencies may increase or accelerate the fund’s recognition of ordinary income and may affect the timing or amount of the fund’s distributions.

For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the fund as derived from qualified dividend income are eligible for taxation in the hands of individuals at long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. In addition, the fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the fund’s shares for the lower rates to apply.

36

For taxable years beginning on or before December 31, 2008, long- term capital gain rates applicable to individuals have been reduced to 15%. For more information, see the Statement of Additional Information, under “Taxes.”

The fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

If you invest right before the fund declares a dividend, you’ll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund declares the dividend. In tax-advantaged retirement accounts you don’t need to worry about this.

Corporations may be able to take a dividends-received deduction for a portion of income dividends they receive.

37

Notes

38

Notes

39

To Get More Information

Shareholder reports — These include commentary from the fund’s management team about recent market conditions and the effects of the fund’s strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and the fund’s financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) — This tells you more about the fund’s features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it’s legally part of this prospectus).

For a free copy of any of these documents or to request other information about the fund, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about the fund are available from the EDGAR Database on the SEC’s Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the fund, including the fund’s SAI, at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (202) 942-8090.

Scudder Investments	SEC
222 South Riverside Plaza	Public Reference Section
Chicago, IL 60606-5808	Washington, D.C. 20549-0102
www.scudder.com	www.sec.gov

(800) 621-1048	(202) 942-8090

Distributor

Scudder Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606-5808

SCUDDER
INVESTMENTS	SEC File Number:

A Member of Deutsche Asset Management [LOGO]	Scudder Technology Innovation Fund 811-2021

40

SCUDDER INVESTMENTS
Class AARP and Class S Shares

Prospectus

October 1, 2004

Scudder Technology Innovation Fund

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

How the Fund Works

On the next few pages, you’ll find information about this fund’s investment goal, the main strategies it uses to pursue that goal and the main risks that could affect its performance.

Whether you are considering investing in the fund or are already a shareholder, you’ll want to look this information over carefully. You may want to keep it on hand for reference as well.

Remember that mutual funds are investments, not bank deposits. They’re not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

This prospectus offers two classes of shares for the fund. Class AARP shares have been created especially for AARP members. Class S shares are generally not available to new investors. Unless otherwise noted, all information in this prospectus applies to both classes.

You can find Scudder prospectuses on the Internet for Class AARP shares at aarp.scudder.com and for Class S shares at myScudder.com.

	Class AARP	Class S
ticker symbol	STCHX	SCUTX
fund number	151	351
Scudder Technology Innovation Fund

The Fund’s Main Investment Strategy

The fund seeks long-term growth of capital by investing, under normal circumstances, at least 80% of total assets, plus the amount of any borrowings for investment purposes, in common stocks of companies in the technology sector. For purposes of the fund’s 80% investment policy, to be considered part of the technology sector, companies must commit at least half of their assets to, or derive at least half of their revenues or net income from, that sector. The industries in the technology sector include computers (including software, hardware and Internet-related businesses), computer services, telecommunications and semi-conductors. The companies may be of any size. The fund will invest primarily in securities of US companies, but may invest in foreign companies as well.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

Growth orientation. The managers generally look for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

OTHER INVESTMENTS While the fund invests mainly in common stocks, it may also invest up to 20% of total assets in US Treasury and agency debt securities.

The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). In particular, the fund may use futures and options, including sales of covered put and call options. The fund may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to help meet shareholder redemptions or other needs while maintaining exposure to the market.

4

Top-down analysis. The managers consider the economic outlooks for various industries within the technology sector while looking for those that may benefit from changes in the overall business environment.

The managers may favor securities from different industries and companies within the technology sector at different times.

The managers will normally sell a stock when they believe its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities, or in the course of adjusting their emphasis on a given technology industry.

The fund may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments.

Stock Market Risk. As with most stock funds, the most important factor with this fund is how stock markets perform — in this case, technology stocks. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes, and the fund may not be able to get attractive prices for them.

Growth Investing Risk. Since growth stocks usually reinvest a large portion of earnings in their own businesses, they may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for investors who understand the risks of investing in a single sector that has shown above-average volatility and are interested in gaining exposure to the technology sector.

5

Concentration Risk. The fund concentrates its investments in the group of industries constituting the technology sector. As a result, market price movements, market saturation and rapid product obsolescence affecting companies in this sector will have a significant impact on the fund’s performance. Additionally, many technology companies are smaller companies that may have limited business lines and financial resources, making them highly vulnerable to business and economic risks.

Foreign Investment Risk. To the extent that the fund holds the securities of companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund’s investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign markets generally are smaller and less liquid than the US markets. Finally, the currency of the country in which the fund has invested could decline relative to the value of the US dollar, which would decrease the value of the investment to US investors.

Non-Diversification Risk. The fund is classified as “non-diversified.” This means that it may invest in the securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the fund invested in a larger number of issuers.

Securities Lending Risk. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Other factors that could affect performance include:

•	the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters

•	derivatives could produce disproportionate losses due to a variety of factors, including the unwillingness or inability of the counterparty to meet its obligations or unexpected price or interest rate movements (see “Secondary risks” for more information)

6

The Fund’s Performance History

While a fund’s past performance (before and after taxes) isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance for the fund’s Class S shares has varied from year to year, which may give some idea of risk. The table on the following page shows how fund performance compares with a broad-based market index and one other relevant index (which, unlike the fund, do not have any fees or expenses). The performance of both the fund and the indexes varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The inception date for Class AARP shares is October 2, 2000. Performance figures before that date reflect the historical performance of the fund’s original share class (Class S).

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class S only and will vary for Class AARP. After-tax returns are estimates, calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder Technology Innovation Fund

Annual Total Returns (%) as of 12/31 each year	Class S

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1999	167.06
2000	-22.83
2001	-45.90
2002	-39.44
2003	48.90

2004 Total Return as of June 30: -0.77%

For the periods included in the bar chart:

Best Quarter: 71.61%, Q4 1999	Worst Quarter: -39.30%, Q3 2001

7

Average Annual Total Returns (%) as of 12/31/2003

	1 Year	5 Years		Since Inception*
Class S
Return before Taxes	48.90	0.11		4.97
Return after Taxes on Distributions	48.90	-0.46		4.47
Return after Taxes on Distributions and Sale of Fund Shares	31.79	0.19	**	4.39
Class AARP (Return before Taxes)	48.95	0.14		5.00
Index 1 (reflects no deductions for fees, expenses or taxes)	47.25	7.13		3.95
Index 2 (reflects no deductions for fees, expenses or taxes)	54.18	-5.04		1.73

Index	1: Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2,000 small US stocks.
Index	2: Goldman Sachs Technology Composite Index is an unmanaged capitalization-weighted index based on a universe of technology-related stocks.
*	Since 3/2/1998. Index comparison begins 3/31/1998.
**	Return after Taxes on Distributions and Sale of Fund Shares is higher than other return figures for Class S for the same period due to a capital loss occurring upon redemption resulting in an assumed tax deduction for the shareholder.

Total returns from inception through 1999 would have been lower if operating expenses hadn’t been reduced.

In the past, the technology sector has experienced above-average volatility that produced significant fluctuations in the fund’s performance. Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S) or visit our Web site at aarp.scudder.com (Class AARP) or myScudder.com (Class S).

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund’s taxable distributions, not a shareholder’s gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund’s taxable distributions and a shareholder’s gain or loss from selling fund shares.

8

How Much Investors Pay

This fund’s Class AARP and Class S shares have no sales charges or other shareholder fees, other than a short-term redemption/exchange fee. The fund does have annual operating expenses, and as a shareholder of either Class AARP or Class S shares, you pay them indirectly.

Fee Table	Class AARP	Class S
Shareholder Fees, paid directly from your investment
Redemption/Exchange Fee, on shares owned less than a year (as a % of amount redeemed)	1.00%	1.00%
Annual Operating Expenses, deducted from fund assets
Management Fee	0.85%	0.85%
Distribution (12b-1) Fee	None	None
Other Expenses*	0.90	0.75
Total Annual Operating Expenses	1.75	1.60
Less Expense Waiver**	0.20	0.05
Net Annual Fund Operating Expenses (after waiver)	1.55	1.55

*	Restated and estimated to reflect the termination of the fixed rate administrative fee.
**	Through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s total operating expenses at 1.55% for Class AARP and Class S shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, and trustee and trustee counsel fees.

Based on the costs above (including one year of capped expenses in each period), this example helps you compare this fund’s expenses to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class AARP	$158	$511	$911	$2,028
Class S	158	495	861	1,892

9

Other Policies and Secondary Risks

While the sections on the previous pages describe the main points of the fund’s strategy and risks, there are a few other issues to know about:

•	Although major changes tend to be infrequent, the fund’s Board could change the fund’s investment goal without seeking shareholder approval. The Board will provide shareholders with at least 60 days’ notice prior to making any changes to the fund’s 80% investment policy.

•	As a temporary defensive measure, the fund could shift up to 100% of its assets into investments such as money market securities. This could prevent losses, but, while engaged in a temporary defensive position, the fund will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

•	The fund’s equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible securities.

Secondary risks

Derivatives Risk. Although not one of its principal investment strategies, the fund may invest in certain types of derivatives. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; and the risk that the derivatives transaction could expose the fund to the effects of leverage, which could increase the fund’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the fund.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates its price, you may not receive the full market value for your fund shares when you sell.

10

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify a fund’s performance if it has a small asset base. A fund is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that a fund will be able to obtain proportionately larger IPO allocations.

For more information

This prospectus doesn’t tell you about every policy or risk of investing in the fund.

If you want more information on the fund’s allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

11

Who Manages and Oversees the Fund

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. (“DeIM”), Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

The investment advisor

DeIM is the investment advisor for the fund. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, makes the fund’s investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeIM receives a management fee from the fund. For the most recent fiscal year end, the actual amount the fund paid in management fees was 0.85% of its average daily net assets.

12

AARP Shares

AARP, through its affiliate AARP Services, Inc., monitors and oversees the AARP Investment Program from Scudder Investments, but does not act as an investment advisor or recommend specific mutual funds. The advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of each fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP Classes of all funds managed by the advisor. The fee rates, which decrease as the aggregate net assets of the AARP Classes become larger, are as follows: 0.07% for the first $6 billion in net assets, 0.06% for the next $10 billion and 0.05% thereafter. These amounts are used for the general purposes of AARP and its members.

The portfolio managers

The following people handle the day-to-day management of the fund.

Ian Link CFA, Managing Director of Deutsche Asset Management and Lead Manager of the fund.		Anne Meisner Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

•	Joined Deutsche Asset Management and the fund in 2004.	•	Joined Deutsche Asset Management in 2001, after 9 years of experience at Goldman Sachs as vice president, both in the fixed income technology division, as well as in equity research as the lead Infrastructure Software analyst, previously serving as member of technical staff at Bell Communications Research (formerly Bell Labs).
•	Head of Technology Global Sector Team.
•	Prior to joining Deutsche Asset Management, had 14 years of experience as senior vice president, fund manager, head of communications and technology teams and equity analyst for Franklin Templeton Investments.

•	MBA, University of California, Berkeley.	•	Analyst for global equity, Hardware and Software sector: New York.

		•	Joined the fund in 2003.

		•	MBA, Columbia University Business School.

		•	MS, Computer Science, Michigan State University.

13

Regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. We are unable to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, Deutsche Asset Management (“DeAM”) and its affiliates, certain individuals, including in some cases fund Trustees/Directors, and other parties. DeAM has undertaken to bear all liabilities and expenses incurred by the Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding fund valuation, market timing, revenue sharing or other subjects of the pending inquiries. Based on currently available information, DeAM believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect its ability to perform under its investment management agreements with the Scudder funds.

14

Financial Highlights

These tables are designed to help you understand the fund’s financial performance. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the fund’s annual report (see “Shareholder reports” on the back cover).

Scudder Technology Innovation Fund — Class AARP

Years Ended May 31,	2004		2003	2002	2001^a
Selected Per Share Data
Net asset value, beginning of period	$11.39		$11.72	$20.77	$49.10
Income (loss) from investment operations:
Net investment income (loss^)b	(.18)		(.10)	(.12)	(.07)
Net realized and unrealized gain (loss) on investment transactions	2.60		(.23)	(8.94)	(25.80)
Total from investment operations	2.42		(.33)	(9.06)	(25.87)
Less distributions from:
Net realized gains on investment transactions	—		—	—	(2.52)
Redemption fees	—	***	— ***	.01	.06
Net asset value, end of period	$13.81		$11.39	$11.72	$20.77
Total Return (%)	21.25	^d,^e	(2.82)	(43.57)	(54.17	)^c**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	11		7	7	12
Ratio of expenses before expense reductions (%)	1.57		1.35	1.21	1.28	*
Ratio of expenses after expense reductions	1.56		1.35	1.21	1.28	*
Ratio of net investment income (%)	(1.33)		(.99)	(.77)	(.38	)*
Portfolio turnover rate (%)	145		68	131	165

^a	For the period from October 2, 2000 (commencement of sales of Class AARP shares) to May 31, 2001.
^b	Based on average shares outstanding during the period.
^c	Shareholders redeeming shares held less than one year will have a lower total return due to the effect of the 1% redemption fee.
^d	During the period, the Advisor agreed to reimburse the Fund for uninvested cash associated with a settled derivative transaction. Excluding this reimbursement, the total return would have been 20.98%.
^e	Total return would have been lower had certain expenses not been reduced.
*	Annualized
**	Not annualized
***	Amount is less than $.005.

15

Scudder Technology Innovation Fund — Class S

Years Ended May 31,	2004		2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$11.38		$11.71	$20.76	$39.55	$19.31
Income (loss) from investment operations:
Net investment income (loss)^a	(.18)		(.10)	(.12)	(.15)	(.34)
Net realized and unrealized gain (loss) on investment transactions	2.60		(.23)	(8.94)	(16.15)	21.81
Total from investment operations	2.42		(.33)	(9.06)	(16.30)	21.47
Less distributions from:
Net realized gains on investment transactions	—		—	—	(2.52)	(1.32)
Redemption fees	—	*	— *	.01	.03	.09
Net asset value, end of period	$13.80		$11.38	$11.71	$20.76	$39.55
Total Return (%)	21.27	^b	(2.82)	(43.59)	(43.13)	111.79

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	196		174	202	399	668
Ratio of expenses before expense reductions (%)	1.56		1.35	1.21	1.41	1.31	^c
Ratio of expenses after expense reductions (%)	1.56		1.35	1.21	1.41	1.30	^c
Ratio of net investment income (loss) (%)	(1.33)		(.99)	(.77)	(.48)	(.91)
Portfolio turnover rate (%)	145		68	131	165	83

^a	Based on average shares outstanding during the period.
^b	During the period, the Advisor agreed to reimburse the Fund for uninvested cash associated with a settled derivative transaction. Excluding this reimbursement, the total return would have been 21.00%.
^c	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.30% and 1.30%, respectively.
*	Amount is less than $.005.

16

How to Invest in the Fund

The following pages tell you how to invest in the fund and what to expect as a shareholder. If you’re investing directly with Scudder, all of this information applies to you.

If you’re investing through a “third party provider” — for example, a workplace retirement plan, financial supermarket or financial advisor — your provider may have its own policies or instructions and you should follow those.

As noted earlier, there are two classes of shares of the fund available through this prospectus. The instructions for buying and selling each class are slightly different.

Instructions for buying and selling Class AARP shares, which have been created especially for AARP members, are found on the next two pages. These are followed by instructions for buying and selling Class S shares, which are generally not available to new investors. Be sure to use the appropriate table when placing any orders to buy, exchange or sell shares in your account.

17

How to Buy, Sell and Exchange Class AARP Shares

Buying Shares Use these instructions to invest directly. Make out your check to “The AARP Investment Program.”

First investment		Additional investments

$1,000 or more for regular accounts		$50 minimum for regular accounts and IRA accounts

$500 or more for IRAs		$50 minimum with an Automatic Investment Plan, Payroll Deduction or Direct Deposit

By mail or express mail (see below)

•	For enrollment forms, call 1-800-253-2277	Send a personalized investment slip or short note that includes:

•	Fill out and sign an enrollment form	•	fund and class name

•	Send it to us at the appropriate address, along with an investment check	•	account number

		•	check payable to “The AARP Investment Program”

By wire

•	Call 1-800-253-2277 for instructions	•	Call 1-800-253-2277 for instructions

By phone

Not available		•	Call 1-800-253-2277 for instructions

With an automatic investment plan

•	Fill in the information required on your enrollment form and include a voided check	•	To set up regular investments from a bank checking account, call 1-800-253-2277

Payroll Deduction or Direct Deposit

•	Select either of these options on your enrollment form and submit it. You will receive further instructions by mail.	•	Once you specify a dollar amount (minimum $50), investments are automatic.

Using QuickBuy

Not available		•	Call 1-800-253-2277 to speak to a representative

		•	or, to use QuickBuy on the Easy-Access Line, call 1-800-631-4636 and follow the instructions on how to purchase shares

On the Internet

•	Go to “services and forms — How to open an account” at aarp.scudder.com	•	Call 1-800-253-2277 to ensure you have electronic services

•	Print out a prospectus and an enrollment form	•	Register at aarp.scudder.com

•	Complete and return the enrollment form with your check	•	Follow the instructions for buying shares with money from your bank account

Regular mail: The AARP Investment Program

First Investment: PO Box 219735, Kansas City, MO 64121-9735

Additional Investments: PO Box 219743, Kansas City, MO 64121-9743

Express, registered or certified mail:

The AARP Investment Program, 811 Main Street, Kansas City, MO 64105-2005

Fax number: 1-800-821-6234 (for exchanging and selling only)

18

Exchanging or Selling Shares Use these instructions to exchange or sell shares in an account opened directly with Scudder.

Exchanging into another fund	Selling shares

$1,000 or more to open a new account ($500 or more for IRAs)	Some transactions, including most for over $100,000, can only be ordered in writing with a signature guarantee; if you’re in doubt, see page 25

$50 or more for exchanges between existing accounts

By phone

• Call 1-800-253-2277 for instructions	•	Call 1-800-253-2277 for instructions

Using Easy-Access Line

• Call 1-800-631-4636 and follow the instructions	•	Call 1-800-631-4636 and follow the instructions

By mail, express mail or fax (see previous page)

Your instructions should include:	Your instructions should include:

• your account number	•	your account number

• name of the fund, class and number of shares or dollar amount you want to exchange	•	names of the funds, class and number of shares or dollar amount you want to redeem

With an automatic withdrawal plan

Not available	•	To set up regular cash payments from an account, call 1-800-253-2277

Using QuickSell

Not available	•	Call 1-800-253-2277

On the Internet

• Register at aarp.scudder.com		Not available

• Go to “services and forms”

• Follow the instructions for making on-line exchanges

To reach us:	•	Web site aarp.scudder.com

	•	Program representatives 1-800-253-2277, M-F, 8 a.m. - 7 p.m. EST

	•	Confidential fax line 1-800-821-6234, always open

	•	TDD line 1-800-634-9454, M-F, 9 a.m. - 5 p.m. EST

Class AARP Services	•	AARP Lump Sum Service For planning and setting up a lump sum distribution

	•	AARP Legacy Service For organizing financial documents and planning the orderly transfer of assets to heirs

	•	AARP Goal Setting and Asset Allocation Service For allocating assets and measuring investment progress

	•	For more information, please call 1-800-253-2277

19

How to Buy, Sell and Exchange Class S Shares

Buying Shares Use these instructions to invest directly. Make out your check to “The Scudder Funds.”

First investment	Additional investments

$2,500 or more for regular accounts	$50 or more for regular accounts and IRA accounts

$1,000 or more for IRAs	$50 or more with an Automatic Investment Plan

By mail or express mail (see below)

• Fill out and sign an application	Send a Scudder investment slip or short note that includes:

• Send it to us at the appropriate address, along with an investment check	•	fund and class name

	•	account number

	•	check payable to “The Scudder Funds”

By wire

• Call 1-800-SCUDDER for instructions	•	Call 1-800-SCUDDER for instructions

By phone

Not available	•	Call 1-800-SCUDDER for instructions

With an automatic investment plan

• Fill in the information on your application and include a voided check	•	To set up regular investments from a bank checking account, call1-800-SCUDDER

Using QuickBuy

Not available	•	Call 1-800-SCUDDER to speak to a representative

	•	or, to use QuickBuy on SAIL(TM), call 1-800-343-2890 and follow the instructions on how to purchase shares

On the Internet

• Go to “funds and prices” at myScudder.com	•	Call 1-800-SCUDDER to ensure you have electronic services

• Print out a prospectus and a new account application	•	Register at myScudder.com

• Complete and return the application with your check	•	Follow the instructions for buying shares with money from your bank account

Regular mail:

First Investment: Scudder Investments, PO Box 219669, Kansas City, MO 64121-9669

Additional Investments: Scudder Investments, PO Box 219664, Kansas City, MO 64121-9664

Express, registered or certified mail:

Scudder Investments, 811 Main Street, Kansas City, MO 64105-2005

Fax number: 1-800-821-6234 (for exchanging and selling only)

20

Exchanging or Selling Shares Use these instructions to exchange or sell shares in an account opened directly with Scudder.

Exchanging into another fund	Selling shares

$2,500 or more to open a new account ($1,000 or more for IRAs)	Some transactions, including most for over $100,000, can only be ordered in writing with a signature guarantee; if you’re in doubt, see page 25

$50 or more for exchanges between existing accounts

By phone or wire

• Call 1-800-SCUDDER for instructions	•	Call 1-800-SCUDDER for instructions

Using SAIL(TM)

• Call 1-800-343-2890 and follow the instructions	•	Call 1-800-343-2890 and follow the instructions

By mail, express mail or fax (see previous page)

Your instructions should include:

Your instructions should include:

• the fund, class, and account number you’re exchanging out of	•	the fund, class and account number from which you want to sell shares

• the dollar amount or number of shares you want to exchange	•	the dollar amount or number of shares you want to sell

• the name and class of the fund you want to exchange into	•	your name(s), signature(s) and address, as they appear on your account

• your name(s), signature(s), and address, as they appear on your account	•	a daytime telephone number

• a daytime telephone number

With an automatic withdrawal plan

Not available	•	To set up regular cash payments from a Scudder account, call 1-800-SCUDDER

Using QuickSell

Not available	•	Call 1-800-SCUDDER

On the Internet

• Register at myScudder.com	•	Register at myScudder.com

• Follow the instructions for making on-line exchanges	•	Follow the instructions for making on-line redemptions

21

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through investment providers.

If you are investing through an investment provider or through a retirement plan, check the materials you received from them about how to buy and sell shares. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that an investment provider may charge its own fees separate from those charged by the fund.

In either case, keep in mind that the information in this prospectus applies only to the fund’s Class S and Class AARP shares. The fund has other share classes, which are described in a separate prospectus and have different fees, requirements and services.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S).

Policies about transactions

The fund is open for business each day the New York Stock Exchange is open. The fund calculates its share price for each class every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. Some or all of this information will be to used verify the identity of all persons opening an account.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Questions? You can speak to a Scudder representative between 8 a.m. and 7 p.m. Eastern time on any fund business day by calling 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S).

22

We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your financial intermediary. If we are unable to obtain this information within the time frames established by the fund then we may reject your application and order.

The fund will not invest your purchase until all required and requested identification has been provided and your application has been submitted in “good order.” After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated (less any applicable sales charges).

If we are unable to verify your identity within time frames established by the fund, after a reasonable effort to do so, you will receive written notification.

Because orders placed through investment providers must be forwarded to the transfer agent before they can be processed, you’ll need to allow extra time. A representative of your investment provider should be able to tell you when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

The funds generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The Scudder Web site can be a valuable resource for shareholders with Internet access. To get up-to-date information, review balances or even place orders for exchanges, go to aarp.scudder.com (Class AARP) or myScudder.com (Class S).

23

Automated phone information is available 24 hours a day. You can use your automated phone services to get information on Scudder funds generally and on accounts held directly at Scudder. If you signed up for telephone services, you can also use this service to make exchanges and sell shares.

For Class AARP shares

Call Easy-Access Line, the AARP Program Automated Information Line,

at 1-800-631-4636

For Class S shares

Call SAIL(TM), the Scudder Automated Information Line, at

1-800-343-2890

Telephone and electronic transactions. Since many transactions may be initiated by telephone or electronically, it’s important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You’ll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S).

The fund accepts payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept cash, traveler’s checks, starter checks, money orders, third party checks, checks drawn on foreign banks, or checks issued by credit card companies or Internet-based companies.

When you ask us to send or receive a wire, please note that while we don’t charge a fee to send or receive wires, it’s possible your bank may do so. Wire transactions are completed within 24 hours. The fund can only send wires of $1,000 or more and accept wires of $50 or more.

24

Exchanges are a shareholder privilege, not a right: we may reject any exchange order or require a shareholder to own shares of a fund for 15 days before we process the order for the other fund, particularly when there appears to be a pattern of “market timing” or other frequent purchases and sales. We may also reject or limit purchase orders for these or other reasons. However, there is no assurance that these policies will be effective in limiting the practice of market timing in all cases.

We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you’ll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don’t need a signature guarantee. Also, you don’t need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature — a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can’t get a signature guarantee from a notary public, and we must be provided the original guarantee.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn’t cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

25

You may obtain additional information about other ways to sell your shares by contacting your investment provider.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor for more information.

How the fund calculates share price

To calculate net asset value per share or NAV, each share class uses the following equation:

TOTAL ASSETS - TOTAL LIABILITIES	= NAV
TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you sell shares of the fund is also the fund’s NAV, minus a 1.00% redemption/exchange fee on shares owned less than one year. You won’t be charged this fee if you’re investing in an employer-sponsored retirement plan that is set up directly with Scudder. Certain other types of accounts may also be eligible for this waiver. If your employer-sponsored retirement plan is through a third-party investment provider, or if you are investing through an IRA or other individual retirement account, the fee will apply.

We typically value securities using market quotations or information furnished by a pricing service. However, we may use methods approved by the fund’s Board which are intended to reflect fair value when market quotations or pricing service information are not readily available or when a security’s value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, the fund’s value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.

26

To the extent that the fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren’t able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the fund doesn’t price its shares.

Other rights we reserve

You should be aware that we may do any of the following:

•	withdraw or suspend the offering of shares at any time

•	withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

•	reject a new account application if you don’t provide any required or requested identifying information, or for other reasons

•	refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund’s best interest or when the fund is requested or compelled to do so by governmental authority or by applicable law

•	close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable sales charges); you may be subject to gain or loss on the redemption of your fund shares and you may incur tax liability

27

•	close your account and send you the proceeds if your balance falls below $1,000 for Class AARP shareholders, $2,500 for Class S shareholders and $250 for Class S retirement accounts; we will give you 60 days’ notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don’t apply to investors with $100,000 or more in Scudder fund shares or in any case where a fall in share price created the low balance)

•	pay you for shares you sell by “redeeming in kind,” that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the fund generally won’t make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund’s net assets, whichever is less

•	change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust the fund’s investment minimums at any time)

•	suspend or postpone redemptions during periods when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the fund from disposing of its portfolio securities or pricing its shares

28

Understanding Distributions and Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (A fund’s earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) A fund may not always pay a distribution for a given period.

The fund intends to pay dividends and distributions to their shareholders annually in December, and if necessary may do so at other times as well.

For federal income tax purposes, income and capital gains distributions are generally taxable. However, distributions by the fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Similarly, there will be no tax consequences when a qualified retirement plan buys or sells fund shares.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don’t indicate a preference, your dividends and distributions will all be reinvested without sales charges. Distributions are taxable whether you receive them in cash or reinvest them in additional shares. For retirement plans, reinvestment (at NAV) is the only option.

Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sale of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Because each shareholder’s tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

29

The tax status of the fund earnings you receive and your own fund transactions generally depends on their type:

Generally taxed at capital gain rates:		Generally taxed at ordinary income rates:

Distributions from the fund

•	gains from the sale of securities held by the fund for more than one year	•	gains from the sale of securities held by the fund for one year or less

•	qualified dividend income	•	all other taxable income

Transactions involving fund shares

•	gains from selling fund shares held for more than one year	•	gains from selling fund shares held for one year or less

Any investments in foreign securities may be subject to foreign withholding taxes. In that case, the fund’s yield on those securities would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, any investments in foreign securities or foreign currencies may increase or accelerate the fund’s recognition of ordinary income and may affect the timing or amount of the fund’s distributions.

For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the fund as derived from qualified dividend income will be taxed in the hands of individuals at long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. In addition, the fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the fund’s shares for lower rates to apply.

For taxable years beginning on or before December 31, 2008, long-term capital gain rates applicable to individuals have been reduced to 15%. For more information, see the Statement of Additional Information, under “Taxes.”

30

The fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

If you invest right before the fund pays a dividend, you’ll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund pays the dividend. In tax-advantaged retirement accounts you don’t need to worry about this.

Corporations may be able to take a dividends-received deduction for a portion of the income dividends they receive.

31

To Get More Information

Shareholder reports — These include commentary from the fund’s management team about recent market conditions and the effects of the fund’s strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and the fund’s financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) — This tells you more about the fund’s features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it’s legally part of this prospectus).

For a free copy of any of these documents or to request other information about the fund, call 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S), or contact Scudder Investments at the address listed below. These documents and other information about the fund are available from the EDGAR Database on the SEC’s Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the fund, including the fund’s SAI, at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-202-942-8090.

AARP Investment Program from Scudder Investments (Class AARP)	Scudder Investments (Class S)	SEC
PO Box 219735	PO Box 219669	Public Reference Section
Kansas City, MO	Kansas City, MO	Washington, D.C.
64121-9735	64121-9669	20549-0102
aarp.scudder.com	myScudder.com	www.sec.gov
1-800-253-2277	1-800-SCUDDER	1-202-942-8090

Distributor

Scudder Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606-5808

SCUDDER
INVESTMENTS	SEC File Number:

A Member of Deutsche Asset Management [LOGO]	Scudder Technology Innovation Fund 811-2021

32

STATEMENT OF ADDITIONAL INFORMATION

SCUDDER TECHNOLOGY FUND

222 South Riverside Plaza

Chicago, Illinois 60606

This statement of additional information is not a prospectus, but should be read in conjunction with the Proxy Statement/Prospectus dated October [    ], 2004 for the Special Meeting of Shareholders of Scudder Technology Innovation Fund (“Technology Innovation Fund”), a series of Scudder Securities Trust, to be held on December 10, 2004, into which this statement of additional information is hereby incorporated by reference. Copies of the Proxy Statement/Prospectus may be obtained at no charge by contacting Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-621-1048, or from the firm from which this statement of additional information was obtained and are available along with other materials on the Securities and Exchange Commission’s Internet website (http://www.sec.gov). Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus.

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Scudder funds, DeIM has agreed to indemnify and hold harmless the Scudder funds against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Scudder funds or DeIM (“Enforcement Actions”) or that are the basis for private actions brought by shareholders of the Scudder funds against the Scudder funds, their directors and officers, DeIM and/or certain other parties (“Private Litigation”), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the Scudder funds and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, DeIM has also agreed to indemnify the Independent Trustees against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement Actions or Private Litigation. DeIM is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action which each fund’s respective Board determines that the Independent Trustee ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustee to the funds or their shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee’s duties as a Trustee of the funds as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. This agreement by DeIM will survive the termination of the investment management agreements between DeIM and the funds.

Further information about Scudder Technology Fund (“Technology Fund”) is contained in Technology Fund’s statements of additional information (“SAIs”) dated January 8, 2004 as supplemented from time to time for Class A, B and C shares, and dated August 31, 2004, as supplemented from time to time, for Class S and Class AARP shares, all of which are attached to this statement of additional information. The audited financial statements and related independent accountant’s report for the Technology Fund contained in the Annual Report for the fiscal year ended October 31, 2003, and the unaudited financial statements contained in the Semiannual Report are incorporated herein by reference insofar as they relate to the Fund’s participation in the merger. No other parts of the Annual or Semiannual Reports are incorporated by reference herein.

The unaudited pro forma financial statements, attached hereto, are intended to present the financial condition and related results of operations of the Technology Fund and Technology Innovation Fund as if the merger had been consummated on April 30, 2004.

Further information about the Technology Innovation Fund is contained in its statements of additional information dated October 1, 2004, as supplemented from time to time, for Class A, B and C shares, and dated October 1, 2004 for Class S and AARP shares, as supplemented from time to time.

The date of this statement of additional information is October [    ], 2004.

PRO FORMA FINANCIAL STATEMENTS

Pro Forma

Portfolio of Investments

as of April 30, 2004

(Unaudited)

	Technology Fund Par/Share Amount	Technology Innovation Fund Par/Share Amount	Pro Forma Combined Par/Share Amount	Technology Fund Market Value ($)	Technology Innovation Fund Market Value ($)	Pro Forma Combined Market Value ($)
Common Stocks 96.9%
Consumer Discretionary 5.8%
Internet & Catalog Retail 5.8%
eBay, Inc.	750,900	105,200	856,100	59,936,838	8,397,064	68,333,902
InterActiveCorp.	785,000	148,300	933,300	25,017,950	4,726,321	29,744,271

				84,954,788	13,123,385	98,078,173
Information Technology 90.0%
Communications Equipment 14.4%
Avaya, Inc.	977,500	173,100	1,150,600	13,372,200	2,368,008	15,740,208
CiDRA Corp.	—	241,793	241,793	—	85,111	85,111
Cisco Systems, Inc.	3,146,589	445,500	3,592,089	65,669,312	9,297,585	74,966,897
Corning, Inc.	1,975,000	233,100	2,208,100	21,784,250	2,571,093	24,355,343
JDS Uniphase Corp.	1,667,800	354,400	2,022,200	5,070,112	1,077,376	6,147,488
Juniper Networks, Inc.	645,600	137,200	782,800	14,125,728	3,001,936	17,127,664
Motorola, Inc.	2,948,507	380,000	3,328,507	53,810,253	6,935,000	60,745,253
Nortel Networks Corp.	60,012	—	60,012	224,445	—	224,445
QUALCOMM, Inc.	589,452	65,900	655,352	36,817,172	4,116,114	40,933,286
Tom Online, Inc. (ADR)	—	91,200	91,200	—	998,640	998,640

				210,873,472	30,450,863	241,324,335
Computers & Peripherals 14.6%
ATI Technologies, Inc.	491,800	101,700	593,500	7,155,690	1,479,735	8,635,425
Dell, Inc.	1,362,300	157,900	1,520,200	47,285,433	5,480,709	52,766,142
EMC Corp.	4,536,900	599,900	5,136,800	50,631,804	6,694,884	57,326,688
Hewlett-Packard Co.	3,785,341	459,700	4,245,041	74,571,218	9,056,090	83,627,308
Lexmark International, Inc.	304,468	36,000	340,468	27,542,175	3,256,560	30,798,735
Network Appliance, Inc.	533,100	131,200	664,300	9,926,322	2,442,944	12,369,266

				217,112,642	28,410,922	245,523,564
Electronic Equipment & Instruments 4.0%
Agilent Technologies, Inc.	1,079,013	149,300	1,228,313	29,144,141	4,032,593	33,176,734
Flextronics International Ltd.	1,228,200	136,500	1,364,700	19,774,020	2,197,650	21,971,670
Sanmina-SCI Corp.	1,012,300	260,800	1,273,100	10,143,246	2,613,216	12,756,462

				59,061,407	8,843,459	67,904,866
Internet Software & Services 1.5%
Check Point Software Technologies Ltd.	924,700	139,500	1,064,200	21,665,721	3,268,485	24,934,206

IT Consulting & Services 10.1%
Accenture Ltd. “A”	620,600	86,500	707,100	14,751,662	2,056,105	16,807,767
Affiliated Computer Services, Inc. “A”	523,500	70,900	594,400	25,389,750	3,438,650	28,828,400
BearingPoint, Inc.	2,465,400	349,300	2,814,700	24,703,308	3,499,986	28,203,294
First Data Corp.	799,843	51,800	851,643	36,304,874	2,351,202	38,656,076
Paychex, Inc.	735,875	104,300	840,175	27,433,420	3,888,304	31,321,724
Unisys Corp.	1,777,900	230,300	2,008,200	23,166,037	3,000,809	26,166,846

				151,749,051	18,235,056	169,984,107
Semiconductors & Semiconductor Equipment 22.2%
Analog Devices, Inc.	662,901	72,200	735,101	28,239,583	3,075,720	31,315,303
ASML Holding NV	823,828	204,300	1,028,128	12,810,525	3,176,865	15,987,390
Atmel Corp.	592,500	83,700	676,200	3,460,200	488,808	3,949,008
Broadcom Corp. “A”	808,908	113,600	922,508	30,544,366	4,289,536	34,833,902
Infineon Technologies AG (ADR)	826,200	115,200	941,400	10,426,644	1,453,824	11,880,468
Intel Corp.	2,941,000	391,400	3,332,400	75,671,930	10,070,722	85,742,652
Linear Technology Corp.	599,266	84,900	684,166	21,351,848	3,024,987	24,376,835
LSI Logic Corp.		232,900	232,900		1,732,776	1,732,776

	Technology Fund Par/Share Amount	Technology Innovation Fund Par/Share Amount	Pro Forma Combined Par/Share Amount	Technology Fund Market Value ($)	Technology Innovation Fund Market Value ($)	Pro Forma Combined Market Value ($)
Maxim Integrated Products, Inc.	557,473	33,800	591,273	25,638,183	1,554,462	27,192,645
Microchip Technology, Inc.	590,700	82,100	672,800	16,551,414	2,300,442	18,851,856
National Semiconductor Corp.	454,700	63,700	518,400	18,547,213	2,598,323	21,145,536
Novellus Systems, Inc.	507,500	70,700	578,200	14,697,200	2,047,472	16,744,672
Stakek Holdings, Inc.	—	88,100	88,100	—	792,900	792,900
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	745,900	103,900	849,800	7,108,427	990,167	8,098,594
Texas Instruments, Inc.	2,082,800	285,200	2,368,000	52,278,280	7,158,520	59,436,800
Xilinx, Inc.	288,976	55,400	344,376	9,718,263	1,863,102	11,581,365

				327,044,076	46,618,626	373,662,702
Software 23.2%
BEA Systems, Inc.	2,207,809	271,100	2,478,909	25,191,101	3,093,251	28,284,352
Electronic Arts, Inc.	545,164	—	545,164	27,596,202	—	27,596,202
Intuit, Inc.	416,178	69,700	485,878	17,675,080	2,960,159	20,635,239
Microsoft Corp.	5,441,356	753,000	6,194,356	141,312,015	19,555,410	160,867,425
Oracle Corp.	4,739,300	673,900	5,413,200	53,174,946	7,561,158	60,736,104
SAP AG (ADR)	296,100	42,000	338,100	11,038,608	1,565,760	12,604,368
Symantec Corp.	531,086	74,000	605,086	23,925,424	3,333,700	27,259,124
THQ, Inc.	—	86,700	86,700	—	1,607,418	1,607,418
TIBCO Software, Inc.	1,745,400	252,000	1,997,400	13,090,500	1,890,000	14,980,500
VERITAS Software Corp.	1,149,050	185,900	1,334,950	30,645,163	4,957,953	35,603,116

				343,649,039	46,524,809	390,173,848
Telecommunication Services 1.1%
Wireless Telecommunication Services 1.1%
Telefonaktiebolaget LM Ericsson (ADR)	603,100	65,100	668,200	16,084,677	1,736,217	17,820,894

Total Common Stocks (Cost $1,329,788,985, $190,451,488 and $1,520,240,473 respectively)				1,432,194,873	197,211,822	1,629,406,695

Convertible Bond 0.0%
Information Technology 0.0%
Software 0.0%
Kestrel Solutions 144A, 5.5%, 7/15/2005	—	5,402,917	5,402,917	0	0	0

Total Convertible Bond (Cost $0, $5,402,917 and $5,402,917 respectively)				0	0	0

Preferred Stocks 0.1%
Information Technology 0.1%
Communications Equipment 0.1%
Chorum Technologies, Inc. “F”	7,879,747	981,012	8,860,759	1,891,139	235,443	2,126,582
Chorum Technologies, Inc. “E”	—	580,046	580,046		139,211	139,211
CiDRA Corp. “D”	—	7,133	7,133

				1,891,139	374,654	2,265,793
Electronic Equipment & Instruments 0.0%
Axsun “C”	—	642,674	642,674	0	160,669	160,669

Miscellaneous 0.0%
CyVera	—	85,472	85,472	0	0	0

Software 0.0%
Planetweb, Inc. “E”	1,838,235	—	1,838,235	0	0	0

Total Preferred Stock (Cost $22,449,999, $19,049,998 and $41,499,997 respectively)				1,891,139	535,323	2,426,462

Convertible Preferred Stocks 0.0%
Information Technology 0.0%
Electronic Equipment & Instruments 0.0%
CiDRA Corp.	—	42,509	42,509		89,779	89,779

Total Convertible Preferred Stocks (Cost $0, $5,503,124 and $5,503,124 respectively)				0	89,779	89,779

Other Investments 0.7%
Adams Capital Management III LP (1.2% limited partnership interest)	2,375,000	—	2,375,000	1,550,163	—	1,550,163

	Technology Fund Par/Share Amount	Technology Innovation Fund Par/Share Amount	Pro Forma Combined Par/Share Amount	Technology Fund Market Value ($)	Technology Innovation Fund Market Value ($)	Pro Forma Combined Market Value ($)
Adams Capital Management LP (3.6% limited partnership interest)	2,000,000		2,000,000	434,000		434,000
Alloy Ventures 2000 LP (3.0% limited partnership interest)	4,250,000		4,250,000	3,002,625		3,002,625
Asset Management Association 1996 LP (2.5% limited partnership interest)	2,000,000		2,000,000	1,439,000		1,439,000
Asset Management Association 1998 LP (3.5% limited partnership interest)	3,000,000		3,000,000	981,900		981,900
Crosspoint Venture Partners 1993 LP (2.9% limited partnership interest)	2,000,000		2,000,000	58,600		58,600
GeoCapital III LP ( 5.0% limited partnership interest)	2,000,000		2,000,000	265,200		265,200
GeoCapital IV LP ( 2.9% limited partnership interest)	3,000,000		3,000,000	1,196,400		1,196,400
Hambrecht & Quist Group Venture Partners	140,000	140,000	280,000	7,000	7,000	14,000
Med Venture Associates II LP (6.1% limited partnership interest)	2,000,000		2,000,000	179,600		179,600
Med Venture Associates III LP (2.7% limited partnership interest)	1,800,000		1,800,000	1,931,040		1,931,040
Sevin Rosen Fund V (2.8% limited partnership interest)	3,000,000		3,000,000	551,400		551,400

Total Other Investments (Cost $28,515,976, $7,000,000 and $35,515,976 respectively)				11,596,928	7,000	11,603,928

Cash Equivalents 2.3%
Scudder Cash Management QP Trust 1.08%	29,417,080	8,304,568	37,721,648	29,417,080	8,304,568	37,721,648

Total Cash Equivalents (Cost $29,417,080, $8,304,568 and $37,721,648 respectively)				29,417,080	8,304,568	37,721,648

Total Investment Portfolio (Cost $1,410,172,040, $235,712,095 and $1,645,884,135 respectively)				1,475,100,020	206,148,492	1,681,248,512

PRO FORMA CAPITALIZATION (UNAUDITED)

The following table sets forth the unaudited capitalization of Scudder Technology Fund and Scudder Technology Innovation Fund as of April 30, 2004 as adjusted giving effect to the Reorganization discussed herein(1).

	Acquiring Fund	Acquired Fund
	Technology Fund	Technology Innovation Fund	Pro Forma Adjustments	Pro Forma Combined
Net Assets
Class A Shares	$1,141,640,248	$3,774,820	—	$1,145,415,068
Class B Shares	248,442,052	891,710	—	249,333,762
Class C Shares	77,280,504	3,481,074	—	80,761,578
Class I Shares(2)	601,452	—	(601,452)	—
Institutional Class	543,030		601,452	1,144,482
Class S Shares	—	187,636,644	—	187,636,644
Class AARP Shares	—	10,679,902	—	10,679,902

Total Net assets	$1,468,507,286	$206,464,150		$1,674,971,436

Shares outstanding
Class A Shares	110,454,829	290,148	74,922	110,819,899
Class B Shares	27,904,120	70,633	29,559	28,004,312
Class C Shares	8,477,831	275,504	106,193	8,859,528
Class I Shares(2)	56,318	—	(56,318)	—
Institutional Class	51,983		57,555	109,538
Class S Shares	—	14,294,935	3,851,742	18,146,677
Class AARP Shares	—	812,668	220,205	1,032,873
Net Asset Value per share
Class A Shares	10.34	13.01		10.34
Class B Shares	8.90	12.62		8.90
Class C Shares	9.12	12.64		9.12
Class I Shares(2)	10.68			—
Institutional Class	10.45	—		10.45
Class S Shares	—	13.13		10.34
Class AARP Shares	—	13.14		10.34

(1)	Assumes the Reorganization had been consummated on April 30, 2004, and is for information purposes only. No assurance can be given as to how many shares of the Scudder Technology Fund will be received by the shareholders of the Scudder Technology Innovation Fund on the date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of the Scudder Technology Fund that actually will be received on or after such date.
(2)	The Scudder Technology Fund “I” Share Class was transfered into the “Institutional” Share Class as part of the Reorganization.

PRO FORMA COMBINED CONDENSED STATEMENT OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2004 (UNAUDITED)(1)

	Acquiring Fund	Acquired Fund
	Technology Fund	Innovation Fund	Pro Forma Adjustments	Pro Forma Combined
Investments, at value	$1,475,100,020	$206,148,492		$1,681,248,512
Cash	—	10,000		10,000
Other assets less liabilities	(6,592,734)	305,658	—	(6,287,076)

Total Net assets	$1,468,507,286	$206,464,150	$—	$1,674,971,436

Net Assets
Class A Shares	$1,141,640,248	$3,774,820	$—	$1,145,415,068
Class B Shares	248,442,052	891,710	—	249,333,762
Class C Shares	77,280,504	3,481,074	—	80,761,578
Class I Shares(6)	601,452	—	(601,452)	—
Institutional Class	543,030	—	601,452	1,144,482
Class S Shares	—	187,636,644	—	187,636,644
Class AARP Shares	—	10,679,902	—	10,679,902

Total Net assets	$1,468,507,286	$206,464,150	$—	$1,674,971,436

Shares Outstanding
Class A Shares	110,454,829	290,148	74,922	110,819,899
Class B Shares	27,904,120	70,633	29,559	28,004,312
Class C Shares	8,477,831	275,504	106,193	8,859,528
Class I Shares(6)	56,318	—	(56,318)	—
Institutional Class	51,983		57,555	109,538
Class S Shares	—	14,294,935	3,851,742	18,146,677
Class AARP Shares	—	812,668	220,265	1,032,873
Net Asset Value per Share
Class A Shares	10.34	13.01		10.34
Class B Shares	8.90	12.62		8.90
Class C Shares	9.12	12.64		9.12
Class I Shares(6)	10.68	—		—
Institutional Class	10.45	—		10.45
Class S Shares	—	13.13		10.34
Class AARP Shares	—	13.14		10.34

PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS

FOR THE TWELVE MONTH PERIOD ENDED APRIL 30, 2004 (UNAUDITED)(1)

	Acquiring Fund	Acquired Fund
	Technology Fund	Technology Innovation Fund	Pro Forma Adjustments		Pro Forma Combined
Investment Income:
Interest and dividend income	$6,393,068	$502,909	$—		$6,875,977

Total Investment Income	6,393,068	502,909	—		6,875,977
Expenses
Management fees	8,493,357	1,789,675	(674,374)[2]		9,608,658
Administrative Fee	3,128,072	1,360,685	(4,488,757)[3]		—
Services to Shareholders	2,814,439	104,130	3,289,953	[4]	6,208,522
Custodian Fee	25,261	5,430	42,806	[4]	73,497
Distribution Service Fees	6,205,548	25,933	—		6,231,481
Auditing	27,330	4,470	42,780	[4]	74,580
Legal	13,670	450	18,620	[4]	32,740
Trustees fees	65,051	8,168	—		73,219
Reports to Shareholders	121,358	9,900	230,258	[4]	361,516
Registration Fees	43,267	4,320	54,457	[4]	102,044
All other expenses	44,906	3,065	—		47,971

Total expenses before reductions	20,982,259	3,316,226	(1,484,257)		22,814,228
Expense reductions	(626)	(2,438)	(38,423)[5]		(41,487)

Expenses, net	20,981,633	3,313,788	(1,522,680)		22,772,741

Net investment income (loss)	(14,588,565)	(2,816,879)	1,522,680		(15,876,764)

Net Realized and Unrealized Gain (Loss)

Net realized gain (loss) on investments, written options and foreign currency related transactions	(85,282,546)	14,051,204	—		(71,231,342)

Net unrealized appreciation (depreciation) on investments, written options and foreign currency related transactions	432,493,666	32,075,219	—		464,568,885

Net increase in net assets from operations	$332,622,555	$43,315,544	$1,522,680		$377,460,779

(1)	These financial statements set forth the unaudited pro forma condensed Statement of Assets and Liabilities as of April 30, 2004, and the unaudited pro forma condensed Statement of Operations for the twelve month period ended April 30, 2004 for Scudder Technology Fund and Scudder Technology Innovation Fund as adjusted giving effect to the Reorganization as if it had occurred as of April 30, 2004. These statements have been derived from the books and records utilized in calculating daily net asset value for each fund and have been prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates.

Basis of Combination

Under the terms of the Plan of Reorganization, the combination will be accounted for by the method of accounting for tax-free mergers of investment companies. The acquisition will be accomplished by an acquisition of the net assets of Scudder Technology Innovation Fund in exchange for shares of Scudder Technology Fund at net asset value. Following the acquisition, Scudder Technology Fund will be the accounting survivor. In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the surviving fund and the results of operations for pre-combination periods of the surviving fund will not be restated.

Portfolio Valuation

Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market investments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Total Return

For Scudder Technology Innovation Fund, during the 12 month period ended May 31, 2004, the advisor agreed to reimburse the Fund for uninvested cash associated with a settled derivative transaction. Excluding this reimbursement, the total return would have been 20.71%, 19.62%, 19.71%, 20.98% and 21.00% for Class A, Class B, Class C, Class AARP and Class S, respectively.

Federal Income Taxes

It is each fund’s policy to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of their taxable income to shareholders. After the acquisition, Scudder Technology Fund intends to continue to qualify as a regulated investment company.

(2)	Represents reduction in management fees resulting from the utilization of Scudder Technology Fund’s management agreement for the pro-forma combined net assets.
(3)	Represents a reduction in expense as Scudder Technology Fund no longer has an Administrative Fee, effective September 30, 2003.
(4)	Represents estimated increase in expenses as a result of Technology Fund being responsible for certain expenses formerly covered under the Administrative Fee.
(5)	Represents increase in expense reductions as a result of the implementation of Technology Fund’s expense limitations.
(6)	The “Class I” shares will be exchanged for “Institutional Class” shares upon the completion of the Reorganization.

SCUDDER

INVESTMENTS

SEC File Number:
A Member of Deutsche Asset Management [LOGO]	Scudder Technology Innovation Fund 811-2021

SCUDDER SECURITIES TRUST

Scudder Health Care Fund (Class A, B, C and Institutional Shares)

Scudder Technology Innovation Fund (Class A, B and C Shares)

October 1, 2004

SCUDDER TECHNOLOGY FUND

(Class A, B, C and Institutional Shares)

January 8, 2004, as revised October 1, 2004

STATEMENT OF ADDITIONAL INFORMATION

This combined Statement of Additional Information is not a prospectus and should be read in conjunction with the Class A, B, C and, as applicable, the Institutional Class prospectuses dated January 8, 2004, as amended from time to time, for Scudder Technology Fund (a “Fund” and a “Trust”) and dated October 1, 2004, as amended from time to time, for Scudder Health Care Fund and Scudder Technology Innovation Fund, (each a “Fund” and, together with Scudder Technology Fund, the “Funds”) each a series of Scudder Securities Trust (a “Trust” and, together with Scudder Technology Fund, the “Trusts”), copies of which may be obtained without charge by contacting Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-621-1048, or from the firm from which this Statement of Additional Information was obtained and are available along with other materials on the Securities and Exchange Commission’s Internet Web site (http://www.sec.gov).

The Annual Reports to Shareholders of each Fund, dated May 31, 2004 for Scudder Health Care Fund and Scudder Technology Innovation Fund, and October 31, 2003 for Scudder Technology Fund accompany this Statement of Additional Information. They are incorporated herein by reference and are hereby deemed to be part of this Statement of Additional Information.

This Statement of Additional Information (“SAI”) is incorporated by reference into the applicable prospectuses.

INVESTMENT RESTRICTIONS

Except as otherwise indicated, each Fund’s investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance that a Fund’s objective will be met.

The Scudder Technology Fund and the Scudder Technology Innovation Fund have elected to be classified as non-diversified series of an open-end management investment company. A non-diversified fund may invest a greater proportion of its assets in the obligations of a small number of issuers, and may be subject to greater risk and substantial losses as a result of changes in the financial condition or the market’s assessment of the issuers. While not limited by the Investment Company Act of 1940, as amended (the “1940 Act”) as to the proportion of its assets that it may invest in obligations of a single issuer, each Fund will comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the “Code”) for qualification as a regulated investment company.

The Scudder Health Care Fund has elected to be classified as a diversified series of an open-end investment management company. A diversified fund may not, with respect to 75% of its total assets, invest more than 5% of total assets in securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer.

As a matter of fundamental policy, each Fund will not:

(1)	borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(2)	issue senior securities, except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(3)	engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(4)	purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities;

(5)	purchase physical commodities or contracts related to physical commodities;

(6)	make loans to other persons, except (i) loans of portfolio securities, and (ii) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund’s investment objective and policies may be deemed to be loans; or

(7)	(Scudder Technology Fund only): concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time, except that the Fund will concentrate its assets in the group of industries constituting the technology sector and may concentrate in one or more industries in the technology sector.

A fundamental policy may not be changed without the approval of a majority of the outstanding voting securities of a Fund which, under the 1940 Act and the rules thereunder and as used in this SAI, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a Fund.

As a matter of nonfundamental policy, each Fund currently may not:

(1)	borrow money in an amount greater than 5% of its total assets, except (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in the Fund’s registration statement which may be deemed to be borrowings;

(2)	enter into either of reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets;

(3)	purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions, (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that the Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

(4)	purchase options, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

(5)	enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of the Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of the Fund’s total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

(6)	purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of the Fund’s total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value);

(7)	lend portfolio securities in an amount greater than 33 1/3% of its total assets;

(8)	(Scudder Technology Fund only) invest more than 15% of net assets in illiquid securities; and

(9)	(Scudder Health Care Fund and Scudder Technology Innovation Fund only) acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

Each Fund will not purchase illiquid securities, including repurchase agreements maturing in more than seven days, if, as a result thereof, more than 15% of the Fund’s net assets, valued at the time of the transaction, would be invested in such securities.

Scudder Health Care Fund

Under normal circumstances, Scudder Health Care Fund will invest at least 80% of its total assets, plus the amount of any borrowings for investment purposes, in common stocks of US and foreign companies in the health care sector. A security will be considered appropriate for the Fund if at least 50% of its total assets, revenues, or net income is related to or derived from that sector. The industries in the health care sector are pharmaceuticals, biotechnology, medical products and supplies, and health care services. These include companies that operate hospitals and other health care facilities; companies that design, manufacture or sell medical supplies, equipment and support services; and pharmaceutical firms. Scudder Health Care Fund may also invest in companies engaged in medical, diagnostic, biochemical and biotechnological research and development.

Scudder Technology Innovation Fund

Under normal circumstances, Scudder Technology Innovation Fund will invest at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of companies in the technology sector. These may include companies of any size that commit at least half of their assets to the technology sector, or derive at least half of their revenues or net income from that sector. The Fund emphasizes companies whose processes, products or services, in the judgment of Deutsche Investment Management Americas Inc. (the “Advisor”), are or may be expected to be significantly benefited by scientific developments and the application of technical advances in industry, manufacturing and commerce resulting from improving technology in such fields as, for example, semi-conductors, aerospace, electronics, computers/software, telecom equipment and medicine/biotechnology. This investment policy permits the Advisor to seek stocks having superior potential in virtually any industry in which they are found.

Scudder Technology Fund

Under normal circumstances, Scudder Technology Fund will invest at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of US companies in the technology sector. For purposes of the Fund’s 80% investment policy, companies in the technology sector must commit at least half of their assets to the technology sector or derive at least half of their revenues or net income from that sector. The Fund invests primarily in securities of companies which the Advisor expects to benefit from technological advances and improvements (“technology companies”) with an emphasis on the securities of companies that the Advisor believes have potential for long-term capital growth. Technology companies include those whose processes, products or services, in the judgment of the Advisor, are or may be expected to be significantly benefited by scientific developments and the application of technical advances in industry, manufacturing and commerce resulting from improving technology in such fields as, for example, semi-conductors, software, telecom equipment and computers/hardware. This investment policy permits the Advisor to seek stocks having superior growth potential in virtually any industry in which they may be found.

The Fund may invest up to 10% of its total assets in entities, such as limited partnerships or trusts, that invest primarily in the securities of technology companies.

Concentration. Each Fund “concentrates,” for purposes of the 1940 Act, its assets in securities related to a particular industry which means that at least 25% of its net assets will be invested in these assets at all times. As a result, each Fund may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives.

Debt Securities. Each Fund may invest up to 20% of its total assets in debt securities, including bonds of private issuers, except that Scudder Health Care and Scudder Technology Innovation Fund may invest up to 20% of total assets in US Treasury and agency debt securities.

Temporary Defensive Policy. For temporary defensive purposes, each Fund may invest without limit in cash and cash equivalents (including foreign money market instruments, such as bankers’ acceptances, certificates of deposit, commercial paper, short-term government and corporate obligations, and repurchase agreements), obligations issued or guaranteed by the US government, its agencies or instrumentalities (“Government Securities”), domestic repurchase agreements, money market instruments and high quality debt securities without equity features. In such a case, a Fund would not be pursuing, and may not achieve, its investment objective.

Master/Feeder Fund Structure

The Board of Trustees has the discretion to retain the current distribution arrangement for each Fund while investing in a master fund in a master/feeder fund structure as described below.

A master/feeder fund structure is one in which a fund (a “feeder fund”), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the “master fund”) with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

INVESTMENT POLICIES AND TECHNIQUES

Descriptions in this SAI of a particular investment practice or technique in which a fund may engage are meant to describe the spectrum of investments that the Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”) in its discretion might, but is not required to, use in managing each fund’s portfolio assets. The Advisor may in its discretion at any time employ such practice, technique or instrument for one or more funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or instruments may not be principal activities of the funds, but, to the extent employed, could from time to time have a material impact on a fund’s performance.

It is possible that certain investment practices and techniques described below may not be permissible for a fund based on its investment restrictions, as described herein, and in the fund’s applicable prospectus.

Asset-Indexed Securities. A fund may purchase asset-indexed securities which are debt securities usually issued by companies in precious metals related businesses such as mining, the principal amount, redemption terms, or interest rates of which are related to the market price of a specified precious metal. A fund will only enter into transactions in publicly traded asset-indexed securities. Market prices of asset-indexed securities will relate primarily to changes in the market prices of the precious metals to which the securities are indexed rather than to changes in market rates of interest. However, there may not be a perfect correlation between the price movements of the asset-indexed securities and the underlying precious metals. Asset-indexed securities typically bear interest or pay dividends at below market rates (and in certain cases at nominal rates). A fund may purchase asset-indexed securities to the extent permitted by law.

Borrowing. As a matter of fundamental policy, a fund will not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. While each fund’s Board of Trustees does not currently intend to borrow for investment leveraging purposes, if such a strategy were implemented in the future it would increase the funds’ volatility and the risk of loss in a declining market. Borrowing by a fund will involve special risk considerations. Although the principal of a fund’s borrowings will be fixed, a fund’s assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.

Combined Transactions. A fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions (“component” transactions), instead of a single Strategic Transaction (as defined below), as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of a fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Common Stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, a fund participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic and financial market movements. Despite the risk of price volatility, however, common stocks have historically offered a greater potential for long-term gain on investment, compared to other classes of financial assets such as bonds or cash equivalents, although there can be no assurance that this will be true in the future.

Convertible Securities. A fund may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

The convertible securities in which a fund may invest are either fixed income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes (“LYONs”(TM)).

Depositary Receipts. A fund may invest in sponsored or unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), International Depositary Receipts (“IDRs”) and other types of Depositary Receipts (which, together with ADRs, GDRs and IDRs are hereinafter referred to as “Depositary Receipts”). Depositary receipts provide indirect investment in securities of foreign issuers. Prices of unsponsored Depositary Receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary Receipts which are bought and sold in the United States and are typically issued by a US bank or trust company, which evidence ownership of underlying securities by a foreign corporation. GDRs, IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they may also be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of a fund’s investment policies, a fund’s investments in ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities. Depositary Receipts, including those denominated in US dollars, will be subject to foreign currency exchange rate risk. However, by investing in US dollar-denominated ADRs rather than directly in foreign issuers’ stock, a fund avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. However, certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.

Dollar Roll Transactions. Dollar roll transactions consist of the sale by a fund to a bank or broker/dealer (the “counterparty”) of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a fund agrees to buy a security on a future date.

A fund will segregate cash, US Government securities or other liquid assets in an amount sufficient to meet their purchase obligations under the transactions. A fund will also maintain asset coverage of at least 300% for all outstanding firm commitments, dollar rolls and other borrowings.

Dollar rolls may be treated, for purposes of the 1940 Act, as borrowings of a fund because they involve the sale of a security coupled with an agreement to repurchase. A dollar roll involves costs to a fund. For example, while a fund receives a fee as consideration for agreeing to repurchase the security, a fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by a fund, thereby effectively charging a fund interest on its borrowing. Further, although a fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of a fund’s borrowing.

The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a fund’s right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before a fund is able to purchase them. Similarly, a fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to a fund, the security that a fund is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that a fund’s use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

Eurodollar Instruments. A fund may make investments in Eurodollar instruments. Eurodollar instruments are US dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate (“LIBOR”), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Eurodollar Obligations. Eurodollar bank obligations are US dollar-denominated certificates of deposit and time deposits issued outside the US capital markets by foreign branches of US banks and US branches of foreign banks. Eurodollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar obligations are subject to certain sovereign risks.

Foreign Currencies. Because investments in foreign securities usually will involve currencies of foreign countries, and because a fund may hold foreign currencies and forward contracts, futures contracts and options on foreign currencies and foreign currency futures contracts, the value of the assets of a fund as measured in US dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a fund may incur costs and experience conversion difficulties and uncertainties in connection with conversions between various currencies. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security.

The strength or weakness of the US dollar against these currencies is responsible for part of a fund’s investment performance. If the dollar falls in value relative to the Japanese yen, for example, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall. Many foreign currencies have experienced significant devaluation relative to the dollar.

Although a fund values its assets daily in terms of US dollars, it does not intend to convert its holdings of foreign currencies into US dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a fund at one rate, while offering a lesser rate of exchange should a fund desire to resell that currency to the dealer. A fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.

Foreign Fixed Income Securities. Since most foreign fixed income securities are not rated, a fund will invest in foreign fixed income securities based on the Advisor’s analysis without relying on published ratings. Since such investments will be based upon the Advisor’s analysis rather than upon published ratings, achievement of a fund’s goals may depend more upon the abilities of the Advisor than would otherwise be the case.

The value of the foreign fixed income securities held by a fund, and thus the net asset value of a fund’s shares, generally will fluctuate with (a) changes in the perceived creditworthiness of the issuers of those securities, (b) movements in interest rates, and (c) changes in the relative values of the currencies in which a fund’s investments in fixed income securities are denominated with respect to the US Dollar. The extent of the fluctuation will depend on various factors, such as the average maturity of a fund’s investments in foreign fixed income securities, and the extent to which a fund hedges its interest rate, credit and currency exchange rate risks. A longer average maturity generally is associated with a higher level of volatility in the market value of such securities in response to changes in market conditions.

Investments in sovereign debt, including Brady Bonds, involve special risks. Brady Bonds are debt securities issued under a plan implemented to allow debtor nations to restructure their outstanding commercial bank indebtedness. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity’s willingness to meet the terms of its fixed income securities, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted, and a fund may be unable to collect all or any part of its investment in a particular issue. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceed of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt or increase the costs and expenses of a fund. Sovereign debt may be issued as part of debt restructuring and such debt is to be considered speculative. There is a history of defaults with respect to commercial bank loans by public and private entities issuing Brady Bonds. All or a portion of the interest payments and/or principal repayment with respect to Brady Bonds may be uncollateralized.

Foreign Investment. While a fund investing in foreign securities offers the potential for substantial appreciation over time, it also involves above-average investment risk in comparison to a mutual fund investing in a broad range of US equity securities. Each fund is designed as a long-term investment and not for short-term trading purposes. A fund’s net asset value, or price, can fluctuate significantly with changes in stock market levels, political developments, movements in currencies, global investment flows and other factors.

Foreign Securities. Investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in US securities and which may favorably or unfavorably affect a fund’s performance. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign securities markets, while growing in volume of trading activity, have substantially less volume than the US market, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. Similarly, volume and liquidity in most foreign bond markets is less than in the US and, at times, volatility of price can be greater than in the US. Fixed commissions on some foreign securities exchanges and bid-to-asked spreads in foreign bond markets are generally higher than commissions or bid-to-asked spreads on US markets, although the Advisor will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less governmental supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the US. It may be more difficult for a fund’s agents to keep currently informed about corporate actions in foreign countries which may affect the prices of portfolio securities. Communications between the US and foreign countries may be less reliable than within the US, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities without delivery may be required in certain foreign markets. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect US investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The management of a fund seeks to mitigate the risks associated with the foregoing considerations through continuous professional management.

High Yield/High Risk Bonds. A fund may also purchase debt securities which are rated below investment grade (commonly referred to as “junk bonds”), that is, rated below Baa by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB by Standard & Poor’s Rating Services (“S&P”) or Fitch Investors Service and unrated securities judged to be of equivalent quality as determined by the Advisor. These securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. The lower the ratings of such debt securities, the more their risks render them like equity securities. Securities rated D may be in default with respect to payment of principal or interest. See the Appendix to this SAI for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

Issuers of such high yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a fund’s net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

A fund may have difficulty disposing of certain high yield/high risk securities because they may have a thin trading market. Because not all dealers maintain markets in all high yield securities, a fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and a fund’s ability to dispose of particular issues and may also make it more difficult for a fund to obtain accurate market quotations for purposes of valuing a fund’s assets. Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Credit quality in the high yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high yield security. For these reasons, it is generally the policy of the Advisor not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of a fund’s investment objective by investment in such securities may be more dependent on the Advisor’s credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Advisor will determine whether it is in the best interests of a fund to retain or dispose of such security.

Prices for below investment grade securities may be affected by legislative and regulatory developments. Also, Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest payments in these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.

Illiquid Securities and Restricted Securities. A fund may purchase securities that are subject to legal or contractual restrictions on resale (“restricted securities”). Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended (the “1933 Act”). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

Each Trust’s Board has approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirement that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, a fund may be required to bear all or part of the registration expenses. A fund may be deemed to be an “underwriter” for purposes of the 1933 Act, as amended when selling restricted securities to the public and, in such event, a fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

A fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

A fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between a fund’s decision to sell a restricted or illiquid security and the point at which a fund is permitted or able to sell such security, a fund might obtain a price less favorable than the price that prevailed when it decided to sell.

Interfund Borrowing and Lending Program. The funds have received exemptive relief from the Securities and Exchange Commission (the “SEC”) which permits the funds to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund-lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with a fund’s investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day’s notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent a fund is actually engaged in borrowing through the interfund lending program, the fund will comply with its non-fundamental policy on borrowing.

IPO Risk. Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. A fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a smaller component of a fund’s portfolio as a fund’s assets increase (and thus have a more limited effect on a fund’s performance).

Investment Company Securities. A fund may acquire securities of other investment companies to the extent consistent with its investment objective and subject to the limitations of the 1940 Act. A fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

For example, a fund may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Examples of index-based investments include:

SPDRs(R): SPDRs, an acronym for “Standard & Poor’s Depositary Receipts,” are based on the S&P 500 Composite Stock Price Index. They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

MidCap SPDRs(R): MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

Select Sector SPDRs(R): Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor’s Composite Stock Price Index. They are issued by The Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

DIAMONDS(SM): DIAMONDS are based on the Dow Jones Industrial Average(SM). They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq 100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.

WEBs(SM): WEBs, an acronym for “World Equity Benchmark Shares,” are based on 17 country-specific Morgan Stanley Capital International Indexes. They are issued by the WEBs Index Fund, Inc., an open-end management investment company that seeks to generally correspond to the price and yield performance of a specific Morgan Stanley Capital International Index.

Investment-Grade Bonds. A fund may purchase “investment-grade” bonds, which are those rated Aaa, Aa, A or Baa by Moody’s or AAA, AA, A or BBB by S&P or, if unrated, judged to be of equivalent quality as determined by the Advisor. Moody’s considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics. To the extent that a fund invests in higher-grade securities, a fund will not be able to avail itself of opportunities for higher income which may be available at lower grades.

Investing in Emerging Markets. A fund’s investments in foreign securities may be in developed countries or in countries considered by a fund’s Advisor to have developing or “emerging” markets, which involves exposure to economic structures that are generally less diverse and mature than in the United States, and to political systems that may be less stable. A developing or emerging market country can be considered to be a country that is in the initial stages of its industrialization cycle. Currently, emerging markets generally include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries. Currently, investing in many emerging markets may not be desirable or feasible because of the lack of adequate custody arrangements for a fund’s assets, overly burdensome repatriation and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or other reasons. As opportunities to invest in securities in emerging markets develop, a fund may expand and further broaden the group of emerging markets in which it invests. In the past, markets of developing or emerging market countries have been more volatile than the markets of developed countries; however, such markets often have provided higher rates of return to investors. The Advisor believes that these characteristics may be expected to continue in the future.

Most emerging securities markets have substantially less volume and are subject to less governmental supervision than US securities markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. In addition, there is less regulation of securities exchanges, securities dealers, and listed and unlisted companies in emerging markets than in the US.

Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have not kept pace with the volume of securities transactions. Delays in settlement could result in temporary periods when a portion of the assets of a fund is uninvested and no return is earned thereon. The inability of a fund to make intended security purchases due to settlement problems could cause a fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to a fund due to subsequent declines in value of the portfolio security or, if the fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities are generally higher than costs associated with transactions in US securities. Such transactions also involve additional costs for the purchase or sale of foreign currency.

Certain emerging markets require prior governmental approval of investments by foreign persons, limit the amount of investment by foreign persons in a particular company, limit the investment by foreign persons only to a specific class of securities of a company that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging markets may also restrict investment opportunities in issuers in industries deemed important to national interest.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market’s balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to a fund of any restrictions on investments.

In the course of investment in emerging markets, a fund will be exposed to the direct or indirect consequences of political, social and economic changes in one or more emerging markets. While a fund will manage its assets in a manner that will seek to minimize the exposure to such risks, there can be no assurance that adverse political, social or economic changes will not cause a fund to suffer a loss of value in respect of the securities in a fund’s portfolio.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a fund’s securities in such markets may not be readily available. A fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly if a fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from a fund’s identification of such condition until the date of the SEC action, a fund’s securities in the affected markets will be valued at fair value determined in good faith by or under the direction of a fund’s Board.

Volume and liquidity in most foreign markets are less than in the US, and securities of many foreign companies are less liquid and more volatile than securities of comparable US companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on US exchanges, although a fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of business and industry practices, securities exchanges, brokers, dealers and listed companies than in the US. Mail service between the US and foreign countries may be slower or less reliable than within the US, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for certificated portfolio securities. In addition, with respect to certain emerging markets, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect a fund’s investments in those countries. Moreover, individual emerging market economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

A fund may have limited legal recourse in the event of a default with respect to certain debt obligations it holds. If the issuer of a fixed-income security owned by a fund defaults, a fund may incur additional expenses to seek recovery. Debt obligations issued by emerging market country governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. A fund’s ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer’s willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.

Income from securities held by a fund could be reduced by a withholding tax at the source or other taxes imposed by the emerging market countries in which a fund makes its investments. A fund’s net asset value may also be affected by changes in the rates or methods of taxation applicable to a fund or to entities in which a fund has invested. The Advisor will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

Many emerging markets have experienced substantial, and, in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in a fund’s portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect the fund’s assets should these conditions recur.

The ability of emerging market country governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer’s balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market’s trading partners could also adversely affect the country’s exports and diminish its trade account surplus, if any. To the extent that emerging markets receive payment for its exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

Investment of Uninvested Cash Balances. A fund may have cash balances that have not been invested in portfolio securities (“Uninvested Cash”). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an Exemptive Order issued by the SEC, a fund may use Uninvested Cash to purchase shares of affiliated funds including money market funds, short-term bond funds and Scudder Cash Management Investment Trust, or one or more future entities for which the Advisor acts as trustee or investment advisor that operate as cash management investment vehicles and that are excluded from the definition of investment company pursuant to Section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the “Central Funds”) in excess of the limitations of Section 12(d)(1) of the 1940 Act. Investment by a fund in shares of the Central Funds will be in accordance with a fund’s investment policies and restrictions as set forth in its registration statement.

Certain of the Central Funds comply with rule 2a-7 under the 1940 Act. The other Central Funds are or will be short-term bond funds that invest in fixed-income securities and maintain a dollar weighted average maturity of three years or less. Each of the Central Funds will be managed specifically to maintain a highly liquid portfolio, and access to them will enhance a fund’s ability to manage Uninvested Cash.

A fund will invest Uninvested Cash in Central Funds only to the extent that a fund’s aggregate investment in the Central Funds does not exceed 25% of its total assets. Purchase and sales of shares of Central Funds are made at net asset value.

Lending of Portfolio Securities. A fund may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the fund. A fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower “marks to the market” on a daily basis), (c) the loan be made subject to termination by the fund at any time, and (d) the fund receives reasonable interest on the loan (which may include a fund’s investing any cash collateral in interest-bearing short-term investments), and distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers selected by a fund’s delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.

At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company’s Board of Trustees. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan will be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by a fund may be invested in a money market fund managed by the Advisor (or one of its affiliates).

Participation Interests. A fund may purchase from financial institutions participation interests in securities in which the fund may invest. A participation interest gives a fund an undivided interest in the security in the proportion that a fund’s participation interest bears to the principal amount of the security. These instruments may have fixed, floating or variable interest rates. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by a fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by US Government securities, or, in the case of unrated participation interest, determined by the Advisor to be of comparable quality to those instruments in which a fund may invest. For certain participation interests, a fund will have the right to demand payment, on not more than seven days’ notice, for all or any part of a fund’s participation interests in the security, plus accrued interest. As to these instruments, a fund generally intends to exercise its right to demand payment only upon a default under the terms of the security.

Privatized Enterprises. Investments in foreign securities may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. A fund’s investments in the securities of privatized enterprises may include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of foreign entities, such as a fund, to participate in privatizations may be limited by local law, or the price or terms on which a fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which a fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization or management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as an enterprise’s prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Prior to privatization, most of the state enterprises in which a fund may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering, these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to operate effectively in a competitive market and may suffer losses or experience bankruptcy due to such competition.

Real Estate Investment Trusts (“REITs”). REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. Investment in REITs may subject a fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of a fund’s investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.

Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and to maintain exemption from the registration requirements of the Investment Company Act of 1940, as amended. By investing in REITs indirectly through the fund, a shareholder will bear not only his or her proportionate share of the expenses of a fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Repurchase Agreements. A fund may invest in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, a fund acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.

A repurchase agreement provides a means for a fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., a fund) acquires a security (“Obligation”) and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and the value of such securities is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to a fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a fund together with the repurchase price upon repurchase. In either case, the income to a fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry System.

It is not clear whether a court would consider the Obligation purchased by a fund subject to a repurchase agreement as being owned by that fund or as being collateral for a loan by that fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a fund has not perfected a security interest in the Obligation, that fund may be required to return the Obligation to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt Obligation purchased for a fund, the Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a fund may incur a loss if the proceeds to that fund of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a fund will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

Reverse Repurchase Agreements. A fund may enter into “reverse repurchase agreements,” which are repurchase agreements in which a fund, as the seller of the securities, agrees to repurchase them at an agreed time and price. A fund maintains a segregated account in connection with outstanding reverse repurchase agreements. A fund will enter into reverse repurchase agreements only when the Advisor believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. Such transactions may increase fluctuations in the market value of a fund’s assets and may be viewed as a form of leverage.

Section 4(2) Paper. Subject to its investment objectives and policies, a fund may invest in commercial paper issued by major corporations under the 1933 Act in reliance on the exemption from registration afforded by Section 3(a)(3) thereof. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited. A fund also may invest in commercial paper issued in reliance on the so-called “private placement” exemption from registration afforded by Section 4(2) of the 1933 Act (“Section 4(2) paper”). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as a fund who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like a fund through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The Advisor considers the legally restricted but readily saleable Section 4(2) paper to be liquid; however, pursuant to procedures approved by a fund’s Board, if a particular investment in Section 4(2) paper is not determined to be liquid, that investment will be included within the limitation of a fund on illiquid securities. The Advisor monitors the liquidity of its investments in Section 4(2) paper on a continuing basis.

Short Sales Against the Box. A fund may make short sales of common stocks if, at all times when a short position is open, a fund owns the stock or owns preferred stocks or debt securities convertible or exchangeable, without payment of further consideration, into the shares of common stock sold short. Short sales of this kind are referred to as short sales “against the box.” The broker/dealer that executes a short sale generally invests cash proceeds of the sale until they are paid to a fund. Arrangements may be made with the broker/dealer to obtain a portion of the interest earned by the broker on the investment of short sale proceeds. A fund will segregate the common stock or convertible or exchangeable preferred stock or debt securities in a special account with the custodian. Uncertainty regarding the tax effects of short sales of appreciated investments may limit the extent to which a fund may enter into short sales against the box.

Small Company Risk. The Advisor believes that many small companies may have sales and earnings growth rates which exceed those of larger companies, and that such growth rates may in turn be reflected in more rapid share price appreciation over time. However, investing in smaller company stocks involves greater risk than is customarily associated with investing in larger, more established companies. For example, smaller companies can have limited product lines, markets, or financial and managerial resources. Smaller companies may also be dependent on one or a few key persons, and may be more susceptible to losses and risks of bankruptcy. Also, the securities of smaller companies may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time). Transaction costs in smaller company stocks may be higher than those of larger companies.

Warrants. A fund may invest in warrants up to 5% of the value of its total assets. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a fund were not exercised by the date of its expiration, the fund would lose the entire purchase price of the warrant.

Zero Coupon Securities. Zero coupon securities pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest (cash). Zero coupon securities which are convertible into common stock offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

Zero coupon securities include municipal securities, securities issued directly by the US Treasury, and US Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal (“coupons”) which have been separated by their holder, typically a custodian bank or investment brokerage firm, from the underlying principal (the “corpus”) of the US Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including “Treasury Income Growth Receipts” (TIGRS(TM)) and Certificate of Accrual on Treasuries (CATS(TM)). The underlying US Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the US Treasury securities have stated that, for federal tax and securities purposes, in their opinion purchasers of such certificates, such as a fund, most likely will be deemed the beneficial holder of the underlying US Government securities. A fund intends to adhere to the current SEC staff position that privately stripped obligations should not be considered US Government securities for the purpose of determining if a fund is “diversified” under the 1940 Act.

The US Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. The Federal Reserve program as established by the Treasury Department is known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities.” Under the STRIPS program, the fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying US Treasury securities.

When US Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.

Strategic Transactions and Derivatives. A fund may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of the fixed-income securities in a fund’s portfolio or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

In the course of pursuing these investment strategies, a fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called “Strategic Transactions”). In addition, Strategic Transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limits imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a fund’s portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of a fund’s portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of a fund’s assets will be committed to certain Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a fund to utilize these Strategic Transactions successfully will depend on the Advisor’s ability to predict pertinent market movements, which cannot be assured. A fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of a fund, and a fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of a fund.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor’s view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a fund can realize on its investments or cause a fund to hold a security it might otherwise sell. The use of currency transactions can result in a fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of a fund’s position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of fund assets in special accounts, as described below under “Use of Segregated and Other Special Accounts.”

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a fund’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving a fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A fund’s purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect a fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. A fund is authorized to purchase and sell exchange listed options and over-the-counter options (“OTC options”). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A fund’s ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the fund to require the Counterparty to sell the option back to a fund at a formula price within seven days. A fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a fund or fails to make a cash settlement payment due in accordance with the terms of that option, a fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied. A fund will engage in OTC option transactions only with US government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers” or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody’s or an equivalent rating from any nationally recognized statistical rating organization (“NRSRO”) or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor. The staff of the SEC currently takes the position that OTC options purchased by a fund, and portfolio securities “covering” the amount of a fund’s obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to a fund’s limitation on investing no more than 15% of its net assets in illiquid securities.

If a fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase a fund’s income. The sale of put options can also provide income.

A fund may purchase and sell call options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on US and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by a fund must be “covered” (i.e., a fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a fund will receive the option premium to help protect it against loss, a call sold by a fund exposes a fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require a fund to hold a security or instrument which it might otherwise have sold.

A fund may purchase and sell put options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. In selling put options, there is a risk that the fund may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. A fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

Each fund has claimed exclusion from the definition of the term “commodity pool operator” adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. Therefore, the fund is not subject to commodity pool operator registration and regulation under the Commodity Exchange Act. Futures and options on futures may be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes to the extent consistent with the exclusion from commodity pool operator registration. Typically, maintaining a futures contract or selling an option thereon requires a fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of a fund. If a fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

Currency Transactions. A fund may engage in currency transactions with counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody’s, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.

A fund’s dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

A fund generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

A fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a fund has or in which a fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a fund’s portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of the fund’s portfolio securities are or are expected to be denominated, in exchange for US dollars. The amount of the commitment or option would not exceed the value of a fund’s securities denominated in correlated currencies. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that a fund is engaging in proxy hedging. If a fund enters into a currency hedging transaction, a fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which a fund may enter are interest rate, currency, index and other swaps and the purchase or sale of related caps, floors and collars. A fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the funds anticipate purchasing at a later date. A fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream a fund may be obligated to pay. Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

A fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as a fund will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Advisor and a fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. A fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody’s or has an equivalent rating from another NRSRO or is determined to be of equivalent credit quality by the Advisor. If there is a default by the Counterparty, a fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that a fund segregate cash or liquid assets with its custodian to the extent fund obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a fund will require a fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a fund on an index will require a fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a fund requires a fund to segregate cash or liquid assets equal to the exercise price.

Except when a fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates a fund to buy or sell currency will generally require a fund to hold an amount of that currency or liquid assets denominated in that currency equal to a fund’s obligations or to segregate cash or liquid assets equal to the amount of a fund’s obligation.

OTC options entered into by a fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when a fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, a fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by a fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and a fund will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, a fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, a fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a fund’s net obligation, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. A fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, a fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by a fund. Moreover, instead of segregating cash or liquid assets if a fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

Risks of Strategic Transactions Outside the US. When conducted outside the US, Strategic Transactions may not be regulated as rigorously as in the US, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the US of data on which to make trading decisions, (iii) delays in a fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the US, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the US, and (v) lower trading volume and liquidity.

Options on Securities Indices and Other Financial Indices. A fund may also purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Supranational Entities. Supranational entities are international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, The Asian Development Bank and the InterAmerican Development Bank. Obligations of supranational entities are backed by the guarantee of one or more foreign governmental parties which sponsor the entity.

When-Issued Securities. A fund may from time to time purchase equity and debt securities on a “when-issued,” “delayed delivery” or “forward delivery” basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the securities takes place at a later date. During the period between purchase and settlement, no payment is made by a fund to the issuer and no interest accrues to the fund. When a fund purchases such securities, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure to deliver a security purchased on this basis may result in a loss or missed opportunity to make an alternative investment.

To the extent that assets of a fund are held in cash pending the settlement of a purchase of securities, a fund would earn no income. While such securities may be sold prior to the settlement date, a fund intends to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a fund makes the commitment to purchase a security on this basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the securities may be more or less than the purchase price. A fund will establish a segregated account in which it will maintain cash and liquid securities equal in value to commitments for such securities.

MANAGEMENT OF THE FUNDS

Investment Advisor

DeIM, which is part of Deutsche Asset Management (“DeAM”), is the investment advisor for each Fund. Under the supervision of the Board of Trustees of the applicable Funds, DeIM, with headquarters at 345 Park Avenue, New York, New York, makes the Funds’ investment decisions, buys and sells securities for the Funds and conducts research that leads to these purchase and sale decisions. DeIM together with its predecessors have more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The Advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeAM is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM, together with its predecessors are one of the most experienced investment counsel firms in the US. Scudder was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928, it introduced the first no-load mutual fund to the public. In 1953, Scudder introduced Scudder International Fund, Inc., the first mutual fund available in the US investing internationally in securities of issuers in several foreign countries. The predecessor firm reorganized from a partnership to a corporation on June 28, 1985. On December 31, 1997, Zurich Insurance Company (“Zurich”) acquired a majority interest in Scudder, and Zurich Kemper Investments, Inc., a Zurich subsidiary, became part of Scudder. Scudder’s name was changed to Scudder Kemper Investments, Inc. On January 1, 2001, Scudder changed its name from Scudder Kemper Investments, Inc. to Zurich Scudder Investments, Inc. On April 5, 2002, 100% of Scudder, not including certain U.K. operations (known as Threadneedle Investments), was acquired by Deutsche Bank AG.

The Advisor manages each Fund’s daily investment and business affairs subject to the policies established by each Trust’s Board of Trustees.

Pursuant to an investment management agreement with each Fund, the Advisor acts as each Fund’s investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits its officers and employees to serve without compensation as trustees or officers of one or more Funds if elected to such positions. To the extent permissible by law, the Advisor may appoint certain of its affiliates as sub-advisors to perform certain of the Advisor’s duties.

The principal source of the Advisor’s income is professional fees received from providing continuous investment advice, and the firm derives no income from brokerage or underwriting of securities. Today it provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

The Advisor maintains a large research department, which conducts continuous studies of the factors that affect the position of various industries, companies and individual securities. The Advisor receives published reports and statistical compilations from issuers and other sources, as well as analyses from brokers and dealers who may execute portfolio transactions for the Advisor’s clients. However, the Advisor regards this information and material as an adjunct to its own research activities. The Advisor’s international investment management team travels the world researching hundreds of companies. In selecting securities in which a Fund may invest, the conclusions and investment decisions of the Advisor with respect to a Fund are based primarily on the analyses of its own research department.

In certain cases, the investments for a Fund are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that a Fund is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of a Fund can be expected to vary from those of these other mutual funds.

Certain investments may be appropriate for a Fund and also for other clients advised by the Advisor. Investment decisions for a Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Fund. Purchase and sale orders for a Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a Fund.

The present investment management agreements (the “Agreements”) for Scudder Health Care Fund and Scudder Technology Innovation Fund, each dated April 5, 2002 were last approved by the Trustees of the Trust on August 10, 2004 and the Agreement for Scudder Technology Fund, dated April 5, 2002 was last approved by the Trustees of that Trust on September 26, 2003. Each Agreement continues in effect from year to year thereafter only if their continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreements or interested persons of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Trust’s Trustees or of a majority of the outstanding voting securities of the Fund.

The Agreements may be terminated at any time without payment of penalty by either party on sixty days’ written notice and automatically terminate in the event of their assignment.

Under each Agreement, the Advisor regularly provides each Fund with continuing investment management for each Fund’s portfolio consistent with each Fund’s investment objective, policies and restrictions and determines what securities shall be purchased, held or sold and what portion of a Fund’s assets shall be held uninvested, subject to the Trust’s Declaration of Trust, By-Laws, the 1940 Act, the Code and to each Fund’s investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Board of Trustees of the Trust may from time to time establish. The Advisor also advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of each Fund.

Under each Fund’s Agreement, the Advisor also renders administrative services (not otherwise provided by third parties) necessary for each Fund’s operations as an open-end investment company including, but not limited to, preparing reports and notices to the Trustees and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to a Fund (such as each Fund’s transfer agent, pricing agents, custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of each Fund’s federal, state and local tax returns; preparing and filing each Fund’s federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of each Fund under applicable federal and state securities laws; maintaining each Fund’s books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of each Fund; assisting in the resolution of accounting and legal issues; establishing and monitoring each Fund’s operating budget; processing the payment of each Fund’s bills; assisting each Fund in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting each Fund in the conduct of its business, subject to the direction and control of the Trustees.

Pursuant to a sub-administration agreement between the Advisor and State Street Bank and Trust Company (“SSB”), the Advisor has delegated certain administrative functions to SSB under the investment management agreement. The costs and expenses of such obligation are borne by the Advisor, not by the Funds.

The Advisor pays the compensation and expenses of all Trustees, officers and executive employees of a Fund affiliated with the Advisor and makes available, without expense to the Trust, the services of such Trustees, officers and employees of the Advisor as may duly be elected officers or Trustees of the Trust, subject to their individual consent to serve and to any limitations imposed by law, and provides a Fund’s office space and facilities.

Each Fund is managed by a team of investment professionals who each play an important role in a Fund’s management process. Team members work together to develop investment strategies and select securities for a Fund’s portfolio. This team works for the Advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The Advisor or its affiliates believe(s) its team approach benefits Fund investors by bringing together many disciplines and leveraging its extensive resources. Team members with primary responsibility for management of the Funds, as well as team members who have other ongoing management responsibilities for each Fund, are identified in each Fund’s prospectus, as of the date of the Fund’s prospectus. Composition of the team may change over time, and Fund shareholders and investors will be notified of changes affecting individuals with primary Fund management responsibility.

Scudder Health Care Fund pays the Advisor an advisory fee at the annual rate of 0.85% for the first $500 million of average daily net assets and 0.80% on net assets over $500 million. The fee is payable monthly, provided that the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.

Scudder Technology Innovation Fund pays the Advisor a fee equal to an annual rate of 0.85% of the first $500 million of the average daily net assets, 0.80% on the next $500 million, 0.75% on the next $500 million, 0.70% on the next $500 million and 0.65% of such net assets in excess of $2 billion. The fee is payable monthly, provided that the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.

Scudder Technology Fund

The current advisory fee rates are payable monthly at the annual rate shown below:

Average Daily Net Assets	Scudder Technology Fund
$0 - $250 million	0.58%
$250 million - $1 billion	0.55
$1 billion - $2.5 billion	0.53
$2.5 billion - $5 billion	0.51
$5 billion - $7.5 billion	0.48
$7.5 billion - $10 billion	0.46
$10 billion - $12.5 billion	0.44
over $12.5 billion	0.42

The fee is payable monthly, provided that the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.

The advisory fees paid by each Fund for its last three fiscal years are shown in the table below.

Fund	Fiscal Year 2004	Fiscal Year 2003	Fiscal Year 2002
Scudder Health Care Fund	$1,909,959	$1,460,499	$1,965,090
Scudder Technology Innovation Fund	$1,828,926	$1,401,382	$2,493,714

Fund	Fiscal Year 2003	Fiscal Year 2002	Fiscal Year 2001
Scudder Technology Fund	$7,501,804	$9,910,571	$17,186,344

Under its Agreement, a Fund is responsible for all of its other expenses including: organizational costs, fees and expenses incurred in connection with membership in investment company organizations; brokers’ commissions; legal, auditing and accounting expenses; insurance; taxes and governmental fees; the fees and expenses of the Transfer Agent; any other expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Trustees, officers and employees of the Fund who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. Each Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Fund. Each Fund is also responsible for its expenses of shareholders’ meetings, the cost of responding to shareholders’ inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees of the Fund with respect thereto.

Scudder Health Care Fund and Scudder Technology Innovation Fund: Each Agreement identifies the Advisor as the exclusive licensee of the rights to use and sublicense the names “Scudder,” “Scudder Investments” and “Scudder, Stevens and Clark, Inc.” (together, the “Scudder Marks”). Under this license, the Trust, with respect to a Fund, has the non-exclusive right to use and sublicense the Scudder name and marks as part of its name, and to use the Scudder Marks in the Trust’s investment products and services. The term “Scudder Investments” is the designation given to the services provided by Deutsche Investment Management Americas, Inc. and its affiliates to the Scudder Mutual Funds.

In reviewing the terms of each Agreement and in discussions with the Advisor concerning such Agreement, the Trustees of the Trust who are not “interested persons” of the Advisor are represented by independent counsel at the Funds’ expense.

Each Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreement.

Through September 30, 2005, the Advisor will contractually waive all or a portion of its management fee and reimburse or pay operating expenses of the Funds to the extent necessary to maintain each Fund’s total annual operating expenses at 1.39%, 1.41%, 1.41% and 1.30% for Class A, Class B, Class C and Institutional Class shares, respectively, of Scudder Health Care Fund, 0.99%, 1.31%, 1.275% and 0.88% of Class A, Class B, Class C and Institutional Class shares, respectively, of Scudder Technology Fund and 1.52%, 1.58% and 1.57% of Class A, Class B and Class C shares, respectively, of Scudder Technology Innovation Fund. These limitations exclude taxes, brokerage, interest expense, Rule 12b-1 and/or service fees, extraordinary expenses, the fees and expenses of Independent Trustees (including the fees and expenses of their independent counsel) and organizational and offering expenses.

Board Considerations in Connection with Annual Renewal of Investment Management Agreement for Scudder Technology Fund

The Board of Trustees approved the renewal of the Fund’s advisory contract on September 26, 2003. As part of the annual contract review process, commencing in July, 2003, the Board, as a whole, the Independent Trustees, separately, and the Fund’s Equity Oversight Committee met on several occasions to consider the renewal of the Fund’s investment management agreement. The Equity Oversight Committee initially analyzed and reviewed extensive materials, received responses from the Advisor and received advice from counsel. The Committee presented their findings and recommendations to the Independent Trustees as a group. The Independent Trustees then reviewed the Committee’s findings and recommendations and presented their recommendations to the full Board. At a meeting on September 26, 2003, the Board concluded that the terms of the investment management agreements for each Fund are fair and reasonable and the continuance of the agreement is in the best interest of each Fund.

In connection with their meetings, the Equity Oversight Committee and the Board received comprehensive materials from the Advisor and from independent sources relating to the management fees charged and services provided, including information about (i) the nature and quality of services provided by the Advisor under the investment management agreement; (ii) the management fees, expense ratios and asset size of the Fund relative to peer groups; (iii) the level of the Advisor’s profits with respect to the management of the Fund, including the methodology used to allocate costs among funds advised by the Advisor; (iv) the short-term and long-term performance of the Fund relative to appropriate peer groups and one or a combination of market indices; (v) fall-out benefits to the Advisor from its relationship to the Fund, including revenues derived from services provided to the Fund by affiliates of the Advisor; and (vi) the potential benefits to the Advisor, the Fund and its shareholders of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

Investment Performance. The Board reviewed the Fund’s investment performance as well as the performance of a peer group of funds, and the performance of an appropriate index or combination of indices. The Board considered short-term and long-term performance, as well as the factors contributing to underperformance of certain funds advised by the Advisor and steps taken by the Advisor to improve such underperformance. In particular, the Board has requested the Advisor to identify Scudder funds whose performance ranks in the lowest quartile of their peer group (“Focus Funds”) and to provide more frequent reports of steps to monitor and improve performance of the Focus Funds.

Fees and Expenses. The Board considered the Fund’s management fee rates, expense ratios and asset sizes relative to an appropriate peer group of funds, including information about the effect of the termination of the unitary fee structure under the administration agreement and subsequent expense limitation commitments from the Advisor.

Profitability. The Board considered the level of the Advisor’s profits with respect to the management of the Fund, including a review of the Advisor’s methodology in allocating its costs to the management of the Fund. The Board considered the profits realized by the Advisor in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund. The Board also considered the Advisor’s profit margins in comparison with available industry data.

Economies of Scale. The Board considered whether there have been economies of scale with respect to the management of the Fund and whether the Fund has appropriately benefited from any economies of scale. The Board considered whether the management fee rate is reasonable in relation to the asset size of the Fund.

Advisor Personnel and Methods. The Board considered the size, education and experience of the Advisor’s staff, its use of technology and its approach to recruiting, training and retaining portfolio managers and other research and management personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, cost and extent of administrative and shareholder services performed by the Advisor and its affiliated companies.

Other Benefits to the Advisor. The Board also considered the character and amount of other incidental benefits received by the Advisor and its affiliates, including the receipt of research through the use of soft dollars.

Board Considerations in Connection with Annual Renewal of Investment Management Agreements for Scudder Health Care Fund and Scudder Technology Innovation Fund

The Funds’ Trustees approved the continuation of the Funds’ current investment management agreements with Deutsche Investment Management (“DeIM”), your Fund’s adviser, in August 2004. The Trustees believe it is important and useful for Fund shareholders to understand some of the reasons why these contracts were approved for another year and how they go about considering it.

In terms of the process the Trustees followed prior to approving each contract, shareholders should know that:

•	At present time, all of your Fund’s Trustees — including the chairman of the board — are independent of DeIM and its affiliates.

•	The Trustees meet frequently to discuss fund matters. In 2003, the Trustees conducted 34 meetings (spanning 19 different days) to deal with fund issues (including regular and special board and committee meetings). Each year, the Trustees dedicate part or all of several meetings to contract review matters.

•	The Trustees regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters.

The Trustees do not believe that the investment management contracts for the Funds should be “put out to bid” or changed without a compelling reason. DeIM and its predecessors (Deutsche Bank acquired Scudder in 2002) have managed each Fund since its inception, and the Trustees believe that a long-term relationship with a capable, conscientious adviser is in the best interest of shareholders. As you may know, DeIM is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

In addition to DeIM’s research and investment capabilities, the Trustees considered other aspects of DeIM’s qualifications, including its services to Fund shareholders. DeIM and its affiliates have maintained an excellent service record, and have achieved many 5-star rankings by National Quality Review in important service categories. The investment performance for many Funds continues to be strong relative to other similar funds, and the Trustees are satisfied that DeIM is committed to addressing individual fund performance issues when they arise.

Shareholders may focus only on fund performance and fees, but the Funds’ Trustees consider these and many other factors, including the quality and integrity of DeIM’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures. DeIM has also implemented new, forward-looking policies and procedures in many important areas, such as those involving brokerage commissions and so-called “soft dollars”, even when not obligated to do so by law or regulation.

In determining to approve the continuation of each Fund’s investment management agreement, the Trustees considered this and other information and factors that they believed relevant to the interest of Fund shareholders, including: investment management fees, expense ratios and asset sizes of the Fund itself and relative to appropriate peer groups, including DeIM’s agreement to cap fund expenses at specified levels through September 30, 2005; advisory fee rates charged by DeIM to its institutional clients; the nature, quality and extent of services provided by DeIM to the Fund; investment performance, both of the Fund itself and relative to appropriate peer groups and market indices; DeIM’s profitability from managing the Fund and other mutual funds (before marketing expenses paid by DeIM); the extent to which economies of scale would be realized as the Fund grows; and possible financial and other benefits to DeIM from serving as investment adviser and from affiliates of DeIM providing various services to the Fund (including research services available to DeIM by reason of brokerage business generated by the Fund).

The Trustees requested and received extensive information from DeIM in connection with their review of these and other factors. At the conclusion of this process, the Trustees determined that continuing each Fund’s investment management agreement with DeIM was in the best interest of Fund shareholders.

AMA InvestmentLink(SM) Program

Scudder Health Care Fund and Scudder Technology Innovation Fund. Pursuant to an agreement between the Advisor and AMA Solutions, Inc., a subsidiary of the American Medical Association (the “AMA”), dated May 9, 1997, the Advisor has agreed, subject to applicable state regulations, to pay AMA Solutions, Inc. royalties in an amount equal to 5% of the management fee received by the Advisor with respect to assets invested by AMA members in Scudder funds in connection with the AMA InvestmentLink(SM) Program. The Advisor will also pay AMA Solutions, Inc. a general monthly fee, currently in the amount of $833. The AMA and AMA Solutions, Inc. are not engaged in the business of providing investment advice and neither is registered as an investment advisor or broker/dealer under federal securities laws. Any person who participates in the AMA InvestmentLink(SM) Program will be a customer of the Advisor (or of a subsidiary thereof) and not the AMA or AMA Solutions, Inc. AMA InvestmentLink(SM) is a service mark of AMA Solutions, Inc.

Code of Ethics

The Funds, the Advisor and the Funds’ principal underwriter have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Board members, officers of the Trusts and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Funds, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor’s Codes of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. Among other things, the Advisor’s Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor’s Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

Administrative Agreement

From July 31, 2000 until March 31, 2004 for Scudder Health Care Fund and Scudder Technology Innovation Fund, and from June 25, 2001, as amended August 19, 2002, until September 30, 2003 for Scudder Technology Fund, each Fund operated under an administrative services agreement with the Advisor (the “Administrative Agreement”) pursuant to which the Advisor provided or paid others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its investment management agreement with the Fund, as described above) in exchange for the payment by the Fund of an administrative services fee (the

“Administrative Fee”) of 0.69% for Scudder Technology Innovation Fund, 0.55% for Scudder Health Care Fund, and 0.225% for Scudder Technology Fund, Class A shares, 0.73% for Scudder Technology Innovation Fund, 0.57% for Scudder Health Care Fund, 0.425% for Scudder Technology Fund, Class B shares, 0.72% for Scudder Technology Innovation Fund, 0.56% for Scudder Health Care Fund, and 0.325% for Scudder Technology Fund for Class C shares, 0.100% for Scudder Technology Fund and 0.45% for Scudder Health Care Fund for Institutional Class shares and 0.325% for Institutional shares of Scudder Technology Fund, of the average daily net assets of the applicable class.

In accordance with the Administrative Agreement for Scudder Health Care, the Administrative Fees charged to Class A, Class B, Class C and Institutional Class were as follows:

Year	Class A	Class B	Class C	Institutional Class	Unpaid at Year End Class A	Unpaid at Year End Class B	Unpaid at Year End Class C	Unpaid at Year End Institutional Class
2004	$132,303	$66,172	$26,445	$192	N/A	N/A	N/A	N/A
2003	$86,106	$50,301	$16,350	$62	$10,566	$5,419	$1,874	$15
2002	$49,693	$37,045	$11,880	$9	$5,638	$4,454	$1,494	$1

In accordance with the Administrative Agreement for Scudder Technology Innovation Fund, the Administrative Fees charged to Class A, Class B and Class C were as follows:

Year	Class A	Class B	Class C	Unpaid at Year End Class A	Unpaid at Year End Class B	Unpaid at Year End Class C
2004	$21,559	$5,867	$5,042	N/A	N/A	N/A
2003	$9,847	$3,480	$2,641	$1,280	$423	$359
2002	$5,204	$2,587	$2,025	$603	$262	$200

In accordance with the Administrative Agreement for Scudder Technology Fund, the Administrative Fees charged to Class A, Class B, Class C, Class I and Institutional Class were as follows:

Year	Class A	Class B	Class C	Class I	Institutional Class
2003*	$3,640,123	$1,741,500	$436,547	$8,968	$2
2002**	$2,895,710	$1,755,198	$311,403	$22,287	—

*	For the period from November 1, 2002 to December 31, 2002, the fund paid 0.225%, 0.425%, 0.325%, 0.10% and 0.145% of the average daily net assets for Class A, B, C, I and Institutional Class shares, respectively. For the period from January 1, 2003 to September 30, 2003, the fund paid 0.44%, 0.76%, 0.725%, 0.145% and 0.33% of the average daily net assets for Class A, B, C, I and Institutional Class shares, respectively.
**	For the period June 25, 2001 (commencement of Administrative Agreement) through October 31, 2001, and the fiscal year ended October 31, 2002.

With the termination of the Administrative Agreement on March 31, 2004, certain expenses that were borne by the Advisor under the Administrative Agreement, such as the transfer agent and custodian fees, are now borne directly by shareholders.

Without the Administrative Agreement, fees paid by each class of shares for administrative services previously paid and provided pursuant to the Administrative Agreement may be higher. Through September 30, 2005, the Advisor will contractually waive all or a portion of its management fee and reimburse or pay operating expenses of the Funds to the extent necessary to maintain each Fund’s total operating expenses, excluding extraordinary expenses, taxes, brokerage, interest expense, Rule 12b-1 and/or service fees, trustee and trustee counsel fees and expenses, and organization and offering expenses at 0.99%, 1.31%, 1.275%, 0.70% and 0.88% for Class A, Class B, Class C,

Class I and Institutional Class shares, respectively, of Scudder Technology Fund, 1.39%, 1.41%, 1.41%, and 1.30% for Class A, Class B, Class C and Institutional Class shares, respectively, of Scudder Health Care Fund and 1.52%, 1.58% and 1.57% for Class A, Class B and Class C shares, respectively, of Scudder Technology Innovation Fund.

FUND SERVICE PROVIDERS

Principal Underwriter and Administrator. Pursuant to an Underwriting and Distribution Services Agreement (“Distribution Agreement”), Scudder Distributors, Inc. (“SDI”), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, is the principal underwriter, distributor and administrator for the Class A, Class B, Class C, Class I and Institutional Class shares, as applicable, of each Fund and acts as agent of each Fund in the continuous offering of its shares. The Distribution Agreement for Scudder Health Care Fund and Scudder Technology Innovation Fund, dated April 5, 2002 was last approved by the Trustees on August 10, 2004. The Distribution Agreement for Scudder Technology Fund, dated April 5, 2002, was last approved by the Trustees on September 26, 2003. Each Distribution Agreement continues in effect from year to year thereafter only if its continuance is approved for each class at least annually by a vote of the Board members of the applicable Fund, including the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the Distribution Agreement.

Each Distribution Agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by each Fund or by SDI upon 60 days’ written notice. Termination by each Fund with respect to a class may be by vote of (i) a majority of the Board members who are not interested persons of the Trust and who have no direct or indirect financial interest in the Distribution Agreement, or (ii) a “majority of the outstanding voting securities” of the class of each Fund, as defined under the 1940 Act. All material amendments must be approved by the Board of Trustees in the manner described above with respect to the continuation of the Agreement. The provisions concerning continuation, amendment and termination of a Distribution Agreement are on a series by series and class-by-class basis.

SDI bears all of its expenses of providing services pursuant to the Distribution Agreement, including the payment of any commissions. The Funds pay the cost for the prospectus and shareholder reports to be typeset and printed for existing shareholders, and SDI, as principal underwriter, pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. SDI also pays for supplementary sales literature and advertising costs. As indicated under “Purchase of Shares,” SDI retains the sales charge upon the purchase of shares and pays or allows concessions or discounts to firms for the sale of the Funds’ shares. SDI receives no compensation from the funds as principal underwriter for Class A shares. SDI receives compensation from the Funds as principal underwriter for Class A, Class B and Class C shares, as applicable.

Shareholder and administrative services are provided to each Fund on behalf of Class A, Class B and Class C shareholders under a Shareholder Services Agreement (the “Services Agreement”) with SDI. The Services Agreement continues in effect from year to year so long as such continuance is approved for the Fund at least annually by a vote of the Board of the applicable Fund, including the Board members who are not interested persons of the Fund and who have no direct or indirect financial interest in the Services Agreement. The Services Agreement automatically terminates in the event of its assignment and may be terminated at any time without penalty by the Fund or by SDI upon 60 days’ written notice. Termination with respect to the Class A, B or C shares of a Fund may be by a vote of (i) the majority of the Board members of the Fund who are not interested persons of the Trust and who have no direct or indirect financial interest in the Services Agreement, or (ii) a “majority of the outstanding voting securities” of the Class A, B or C shares, as defined under the 1940 Act. The Services Agreement may not be amended for a class to increase materially the fee to be paid by the Fund without approval of a majority of the outstanding voting securities of such class of the Fund, and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the Services Agreement.

Under the Services Agreement, SDI may provide or appoint various broker-dealer firms and other service or administrative firms (“firms”) to provide information and services to investors in a Fund. Typically, SDI appoints firms that provide services and facilities for their customers or clients who are investors in a Fund. Firms appointed by SDI provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to their clients. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding a Fund, providing assistance to clients in changing dividend and investment options, account designations and addresses and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation.

SDI bears all of its expenses of providing those services pursuant to the Services Agreement, including the payment of a service fee to firms (as defined below). As indicated under the Rule 12b-1 Plan, as defined below, SDI receives compensation from the Funds for its services under the Services Agreement.

Rule 12b-1 Plans

Each Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (each a “Rule 12b-1 Plan”) that provides for fees payable as an expense of the Class B shares and Class C shares that are used by SDI to pay for distribution services for those classes. Pursuant to each Rule 12b-1 Plan, shareholder and administrative services are provided to the applicable Fund on behalf of its Class A, B and C shareholders under each Fund’s Services Agreement with SDI. Because 12b-1 fees are paid out of Fund assets on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than other types of sales charges.

Expenses of the Funds paid in connection with the Rule 12b-1 Plans for each class of shares include advertising and literature, prospectus printing for prospective investors, marketing and sales expenses, miscellaneous expenses and interest expenses. A portion of the marketing and sales and operating expenses could be considered overhead expenses.

The Rule 12b-1 distribution plans for Class B and Class C shares provide alternative methods for paying sales charges and may help funds grow or maintain asset levels to provide operational efficiencies and economies of scale. Rule 12b-1 service plans provide compensation to SDI or intermediaries for post-sales servicing. Since each Distribution Agreement provides for fees payable as an expense of the Class B shares and the Class C shares that are used by SDI to pay for distribution and services for those classes, the agreement is approved and reviewed separately for the Class B shares and the Class C shares in accordance with Rule 12b-1 under the 1940 Act, which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares. The Distribution Agreement may not be amended to increase the fee to be paid by a Fund with respect to a class without approval by a majority of the outstanding voting securities of such class of the Fund. Similarly, the Services Agreement is approved and reviewed separately for the Class A shares, Class B shares and Class C shares in accordance with Rule 12b-1.

If a Rule 12b-1 Plan is terminated in accordance with its terms, the obligation of the applicable Fund to make payments to SDI pursuant to the Rule 12b-1 Plan will cease and the Fund will not be required to make any payments past the termination date. Thus, there is no legal obligation for a Fund to pay any expenses incurred by SDI other than fees payable under a Rule 12b-1 Plan, if for any reason the Rule 12b-1 Plan is terminated in accordance with its terms. Future fees under the Plan may or may not be sufficient to reimburse SDI for its expenses incurred.

Class B and Class C Shares

Distribution Services. For its services under the Distribution Agreement, SDI receives a fee from each Fund under its Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of the Fund attributable to its Class B shares. This fee is accrued daily as an expense of Class B shares. SDI also receives any contingent deferred sales charges paid with respect to Class B shares. SDI currently compensates firms for sales of Class B shares at a commission rate of 3.75%.

For its services under the Distribution Agreement, SDI receives a fee from each Fund under its Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of the Fund attributable to Class C shares. This fee is accrued daily as an expense of Class C shares. SDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of Class C shares. For periods after the first year, SDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. This fee continues until terminated by SDI or the applicable Fund. SDI also receives any contingent deferred sales charges paid with respect to Class C shares.

Class A, Class B and Class C Shares

Shareholder Services. For its services under the Services Agreement, SDI receives a shareholder services fee from each Fund under a Rule 12b-1 Plan, payable monthly, at an annual rate of up to 0.25% of the average daily net assets of Class A, B and C shares of that Fund.

With respect to Class A Shares of a Fund, SDI pays each firm a service fee, payable quarterly, at an annual rate of up to 0.25% of the net assets in Fund accounts that it maintains and services attributable to Class A Shares of a Fund, commencing with the month after investment. With respect to Class B and Class C Shares of a Fund, SDI currently advances to firms the first-year service fee at a rate of up to 0.25% of the purchase price of such shares. For periods after the first year, SDI currently intends to pay firms a service fee at a rate of up to 0.25% (calculated monthly and paid quarterly) of the net assets attributable to Class B and Class C shares of the Fund maintained and serviced by the firm. Firms to which service fees may be paid include affiliates of SDI. In addition SDI may, from time to time, pay certain firms from its own resources additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of a Fund.

SDI also may provide some of the above services and may retain any portion of the fee under the Services Agreement not paid to firms to compensate itself for shareholder or administrative functions performed for a Fund. Currently, the shareholder services fee payable to SDI is payable at an annual rate of up to 0.25% of net assets based upon Fund assets in accounts for which a firm provides administrative services and at the annual rate of 0.15% of net assets based upon Fund assets in accounts for which there is no firm of record (other than SDI) listed on a Fund’s records. The effective shareholder services fee rate to be charged against all assets of each Fund while this procedure is in effect will depend upon the proportion of Fund assets that is held in accounts for which a firm of record provides shareholder services. The Board of each Trust, in its discretion, may approve basing the fee to SDI at the annual rate of 0.25% on all Fund assets in the future.

Expenses of the Funds paid in connection with the Rule 12b-1 Plans for each class of shares are set forth below. A portion of the marketing and sales and operating expenses shown below could be considered overhead expenses.

Compensation to Underwriter and Firms

for Calendar Year 2003

	12b-1 Fees (Distribution Fee) Paid to SDI	12b-1 Fees (Shareholder Servicing Fee) Paid to SDI	Compensation Paid by SDI to Firms from Distribution Fee	Compensation Paid by SDI to Firms from Shareholder Servicing Fee
Scudder Health Care Fund
Class A	NA	$47,787	NA	$775
Class B	$90,000	22,277	$89,000	148
Class C	34,000	7,025	32,000	1,187

Scudder Technology Innovation Fund
Class A	NA	$6,834	NA	$389
Class B	$6,000	1,759	$2,000	29
Class C	5,000	6	4,000	3

Other Distribution Expenses Paid by

Underwriter for Calendar Year 2003

	Advertising, Sales, Literature and Promotional Materials	Prospectus Printing	Marketing and Sales Expenses	Postage and Mailing	Interest Expenses
Scudder Health Care Fund
Class A	NA	NA	NA	NA	NA
Class B	$16,000	$1,000	$7,000	$1,000	$18,000
Class C	11,000	1,000	5,000	NA	NA

Scudder Technology Innovation Fund
Class A	NA	NA	NA	NA	NA
Class B	$1,000	NA	NA	NA	1,000
Class C	1,000	NA	$1,000	NA	NA

Compensation to Underwriter and Firms

for Fiscal Year Ended 2003

	12b-1 Fees Paid to SDI	Contingent Deferred Sales Charge Paid to SDI
Scudder Technology Fund
Class A	$2,311,245	$13,416
Class B	$2,753,474	$545,482
Class C	$741,292	$2,931

Other Distribution Expenses Paid by

Underwriter for Fiscal Year Ended 2003

	Advertising, Sales, Literature and Promotional Materials	Prospectus Printing	Marketing and Sales Expenses	Postage and Mailing	Interest Expenses
Scudder Technology Fund
Class A	NA	NA	NA	NA	NA
Class B	$176,535	$5,761	$84,288	$6,144	$1,096,737
Class C	$77,725	$2,524	$37,250	$2,690	$0

The following table shows the aggregate amount of underwriting commissions paid to SDI, the amount in commissions it paid out to brokers and the amount of underwriting commissions retained by SDI.

Fund	Fiscal Year	Aggregate Sales Commissions		Aggregate Commissions Paid to Firms		Aggregate Commissions Paid to Affiliated Firms		Aggregate Commissions Retained by SDI
Scudder Health Care Fund	2004 2003 2002	$ $ $	62,000 55,000 105,000	$ $ $	45,000 45,000 60,000	$ $ $	4,000 2,000 21,000	$ $ $	13,000 8,000 24,000
Scudder Technology Innovation Fund	2004 2003 2002	$ $ $	5,000 3,000 14,000	$ $ $	4,000 2,000 8,000	$ $	0 $0 2,000	$ $ $	1,000 1,000 4,000
Scudder Technology Fund	2003 2002 2001	$ $ $	357,000 616,000 1,675,000	$ $ $	268,000 484,000 968,000	$ $ $	25,000 31,000 316,000	$ $ $	64,000 101,000 392,000

Certain trustees or officers of the Trusts are also directors or officers of the Advisor or SDI, as indicated under “Officers and Trustees.”

Portfolio Transactions

The Advisor is responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage.

The primary objective of the Advisor in placing orders for the purchase and sale of securities for a Fund is to obtain the most favorable net results, taking into account such factors, among others, as price, commission (where applicable), size of order, difficulty of execution and skill required of the executing broker-dealer. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions paid with commissions charged on comparable transactions, as well as by comparing commissions paid by a Fund to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

A Fund’s purchases and sales of fixed-income securities are generally placed by the Advisor with primary market makers for these securities on a net basis, without any brokerage commission being paid by a Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.

When it can be done consistently with the policy of obtaining the most favorable net results, the Advisor may place such orders with broker-dealers who supply research services to the Advisor or a Fund. The term “research services,” may include, but is not limited to, advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Advisor is authorized when placing portfolio transactions, if applicable, for a Fund to pay a brokerage commission in excess of that which another broker-dealer might charge for executing the same transaction on account of execution services and the receipt of research services. The Advisor has negotiated arrangements, which are not applicable to most fixed income transactions, with certain broker-dealers pursuant to which a broker-dealer will provide research services to the Advisor in exchange for the direction by the Advisor of brokerage transactions to the broker-dealer. These arrangements regarding receipt of research services generally apply to equity security transactions. Although certain research services from broker-dealers may be useful to a Fund and to the Advisor, it is the opinion of the Advisor that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Advisor’s staff. Such information may be useful to the Advisor in providing services to clients other than a Fund and not all such information is used by the Advisor in connection with a Fund. Conversely, such information provided to the Advisor by broker-dealers through whom other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to a Fund.

It is likely that the broker-dealers selected based on the foregoing considerations will include firms that also sell shares of the Scudder Funds to their customers. However, the Advisor does not consider sales of Fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Scudder Funds.

Scudder Health Care Fund: For the fiscal years ended May 31, 2002, May 31, 2003 and May 31, 2004, the Fund paid aggregate brokerage commissions of $268,130, $328,786 and $415,691. The Fund is required to identify any securities of its “regular broker or dealers” (as such term is defined in the 1940 Act) that the Fund has acquired during the most recent fiscal year. As of May 31, 2004, the Fund did not hold any securities of its regular brokers or dealers.

Scudder Technology Innovation Fund: For the fiscal years ended May 31, 2002, May 31, 2003 and May 31, 2004, the Fund paid aggregate brokerage commissions of $3,789,278, $609,822 and $1,024,945. The Fund is required to identify any securities of its “regular broker or dealers” (as such term is defined in the 1940 Act) that the Fund has acquired during the most recent fiscal year. As of May 31, 2004, the Fund did not hold any securities of its regular brokers or dealers.

Scudder Technology Fund: For the fiscal years ended October 31, 2001, October 31, 2002 and October 31, 2003, the Fund paid aggregate brokerage commissions of $1,382,581, $3,221,905 and $3,529,871, respectively. Up to 100% of the Fund’s brokerage transactions may be directed to brokers on account of research services provided. The Fund is required to identify any securities of its “regular broker or dealers” (as such term is defined in the 1940 Act) that the Fund has acquired during the most recent fiscal year. As of October 31, 2003, the Fund did not hold any securities of its regular brokers or dealers.

For the fiscal year ended May 31, 2004:

Name of Fund	Percentage of Commissions Paid to Affiliated Brokers	Percentage of Transactions Involving Commissions Paid to Affiliated Brokers	Dollar Amount of Commissions Paid to Brokers for Research Services
Scudder Health Care Fund	N/A	N/A	$349,729
Scudder Technology Innovation Fund	N/A	N/A	$779,366

Portfolio Turnover

Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of such securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less.

Portfolio turnover rates for the two most recent fiscal years for Scudder Technology Fund are as follows:

51% and 60% for the fiscal years ended October 31, 2003 and 2002.

Portfolio turnover rates for the two most recent fiscal years for Scudder Health Care Fund are as follows:

62% and 53% for the fiscal years ended May 31, 2004 and 2003.

Portfolio turnover rates for the two most recent fiscal years for Scudder Technology Innovation Fund are as follows:

145% and 68% for the fiscal years ended May 31, 2004 and 2003.

A higher rate involves greater brokerage and transaction expenses to a Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. Purchases and sales are made for a Fund’s portfolio whenever necessary, in management’s opinion, to meet a Fund’s objective.

Independent Registered Public Accounting Firm and Reports to Shareholders

The financial highlights of Scudder Health Care Fund and Scudder Technology Innovation Fund included in each Fund’s prospectus and the Financial Statements incorporated by reference in this SAI have been so included or incorporated by reference in reliance on the report of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, 125 High Street, Boston, MA 02116-2624, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers audits the financial statements of the Funds and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

The financial highlights of Scudder Technology Fund included in the Fund’s prospectuses and the Financial Statements incorporated by reference in this SAI have been so included or incorporated by reference in reliance on the report of Ernst & Young LLP, 200 Clarendon Street, Boston, MA, given on the authority of said firm as experts in auditing and accounting. Ernst & Young LLP audits the financial statements of the Funds and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

Legal Counsel

Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110, serves as legal counsel to Scudder Health Care Fund and Scudder Technology Innovation Fund and their Independent Trustees.

Vedder, Price, Kaufman and Kammolz P.C., 222 North LaSalle Street, Chicago, IL 60601, serves as legal counsel to Scudder Technology Fund.

Fund Accounting Agent

Scudder Fund Accounting Corporation (“SFAC”), Two International Place, Boston, Massachusetts, 02110, a subsidiary of the Advisor, is responsible for determining net asset value per share and maintaining the portfolio and general accounting records for Scudder Health Care Fund, Scudder Technology Fund and Scudder Technology Innovation Fund.

Pursuant to an agreement between SFAC and State Street Bank and Trust Company (“SSB” or the “Custodian”), SFAC has delegated certain fund accounting functions to SSB under the fund accounting agreement. The costs and expenses of such delegation are borne by SFAC, not by a Fund.

Scudder Health Care Fund and Scudder Technology Innovation Fund pay SFAC an annual fee equal to 0.025% of the first $150 million of average daily net assets, 0.0075% of such assets in excess of $150 million and 0.0045% of such assets in excess of $1 billion, plus holding and transaction charges for this service.

Currently, SFAC receives no fee for its services to the Scudder Technology Fund; however, subject to Board approval, some time in the future, SFAC may seek payment for its services under this agreement.

Custodian, Transfer Agent and Shareholder Service Agent

SSB, 225 Franklin Street, Boston, Massachusetts 02110, serves as the Custodian of the Funds.

Scudder Technology Fund

SSB is also the Fund’s transfer agent and dividend paying agent. Pursuant to an agreement with SSB, Scudder Investments Service Company (“SISC”), 811 Main Street, Kansas City, Missouri 64105-2005, an affiliate of the Advisor, serves as the Fund’s transfer, dividend-paying agent and shareholder service agent for the Fund’s Class A, B, C, I and Institutional shares. SISC receives as transfer agent an annual account fee of $10.00 per account ($18.00 for retirement accounts) plus account set up charges, annual fees associated with the contingent deferred sales charges (Class B shares only), an asset-based fee of 0.08% and out-of-pocket expense reimbursement. Effective June 25, 2001, these fees are paid by the Advisor pursuant to the Administrative Agreement. Prior to June 25, 2001, the amount charged to Class A, B, C and I shares by SISC aggregated $3,219,152, $1,548,283, $192,246 and $21,792, respectively.

These fees were paid by the Advisor under the Administrative Agreement but are borne directly by the Funds upon the termination of the Administrative Agreement on September 30, 2003.

From October 1, 2003 (the termination of the Administrative Agreement) through October 31, 2003 the custodian received $4,149.

Scudder Health Care Fund and Scudder Technology Innovation Fund

SSB is also each Fund’s transfer agent and dividend paying agent. Pursuant to an agreement with SSB, SISC, 811 Main Street, Kansas City, Missouri 64105-2005, an affiliate of the Advisor, serves as each Fund’s transfer, dividend-paying agent and shareholder service agent for the Fund’s Class A, B, C and Institutional Class shares for Health Care Fund. The Fund pays SISC an annual fee of $10.00 for each regular account (including Individual Retirement Accounts), $18.00 for each retirement account (excluding Individual Retirement Accounts), $5.00 in set-up charges for each new account (excluding Class A share accounts established in connection with a conversion from a Class B share account), $2.00 per account, as applicable, in connection with the contingent deferred sales charge (Class B and Class C shares only) and an annual asset-based fee of 0.08%.

Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. (“DST”), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the Funds.

Each Fund, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Fund shares whose interests are generally held in an omnibus account.

PURCHASE AND REDEMPTION OF SHARES

General Information

Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by a Fund’s agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of a Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to genuine.

A distribution will be reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value of a Fund (including any applicable sales charge) next determined after receipt in good order by SDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day (“trade date”).

Certificates. Share certificates will not be issued. Share certificates now in a shareholder’s possession may be sent to the transfer agent for cancellation and book-entry credit to such shareholder’s account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Fund’s shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold a Fund’s shares in nominee or street name as agent for and on behalf of their customers. In such instances, a Fund’s transfer agent, Scudder Investments Service Company (the “Transfer Agent”) will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients’ accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of SDI, may receive compensation from a Fund through the Shareholder Service Agent for these services.

Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. A Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges unless a Fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50, maximum $250,000) from or to a shareholder’s bank, savings and loan, or credit union account in connection with the purchase or redemption of Fund shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 days. QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans such as IRAs.

Tax-Sheltered Retirement Plans. The Shareholder Service Agent provides retirement plan services and documents and SDI can establish investor accounts in any of the following types of retirement plans:

•	Traditional, Roth and Education IRAs. This includes Savings Incentive Match Plan for Employees of Small Employers (“SIMPLE”), Simplified Employee Pension Plan (“SEP”) IRA accounts and prototype documents.

•	403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

•	Prototype money purchase pension and profit-sharing plans may be adopted by employers.

Brochures describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Additional fees and transaction policies and procedures may apply to such plans. Investors should consult with their own tax advisors before establishing a retirement plan.

Purchases

Each Fund reserves the right to withdraw all or any part of the offering made by its prospectus and to reject purchase orders for any reason. Also, from time to time, a Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

Each Fund reserves the right to reject new account applications without a correct certified Social Security or tax identification number. A Fund also reserves the right, following 30 days’ notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number.

Financial Services Firms’ Compensation. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of a Fund for their clients, and SDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers.

SDI may, from time to time, pay or allow to firms a 1% commission on the amount of shares of a Fund sold under the following conditions: (i) the purchased shares are held in a Scudder IRA account, (ii) the shares are purchased as a direct “roll over” of a distribution from a qualified retirement plan account maintained on a participant subaccount record keeping system provided by Scudder Investments Service Company, (iii) the registered representative placing the trade is a member of Executive Council, a group of persons designated by SDI in acknowledgment of their dedication to the employee benefit plan area; and (iv) the purchase is not otherwise subject to a commission.

In addition to the discounts or commissions described herein and the prospectus, SDI, the Advisor or its affiliates may pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of a Fund. In some instances, such amounts may be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of a Fund, or other Funds underwritten by SDI.

SDI may re-allow to dealers up to the full applicable Class A sales charge during periods and for transactions specified in such notice and such re-allowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is re-allowed, such dealers may be deemed to be underwriters as that term is defined in the 1933 Act. SDI may in its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of a Fund at net asset value in accordance with the Large Order NAV Purchase Privilege and one of the three following compensation schedules up to the following amounts:

Compensation Schedule #1(1)		Compensation Schedule #2(2)			Compensation Schedule #3(2)
Amount of Shares Sold	As a Percentage of Net Asset Value	Amount of Shares Sold		As a Percentage of Net Asset Value	Amount of Shares Sold		As a Percentage of Net Asset Value
$1 million to $5 million	1.00%	Under $	15 million	0.75%	Over $	15 million	0.25% - 0.50%
Over $5 million to $50 million	0.50%		—	—		—	—
Over $50 million	0.25%		—	—		—	—

(1)	The commission schedule will be reset on a calendar year basis for sales of shares pursuant to the Large Order NAV Purchase Privilege to employer-sponsored employee benefit plans using the proprietary subaccount record keeping system, made available through Scudder Investments Service Company. For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedule, SDI will consider the cumulative amount invested by the purchaser in a Fund and other Funds listed under “Combined Purchases,” including purchases pursuant to the “Combined Purchases,” “Letter of Intent” and “Cumulative Discount” features referred to above.
(2)	Compensation Schedules 2 and 3 apply to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system. The Compensation Schedule will be determined based on the value of the conversion assets. Conversion from “Compensation Schedule #2” to “Compensation Schedule #3” is not an automatic process. When a plan’s assets grow to exceed $15 million, the Plan Sponsor must contact their client relationship manager to discuss a conversion to Compensation Schedule #3.

The privilege of purchasing Class A shares of a Fund at net asset value under the Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege also applies.

SDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. SDI is compensated by a Fund for services as distributor and principal underwriter for Class B shares. SDI advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of such shares. For periods after the first year, SDI currently pays firms for sales of Class C shares of distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. SDI is compensated by a Fund for services as distributor and principal underwriter for Class C shares.

Class A Purchases. The sales charge scale is applicable to purchases made at one time by any “purchaser” which includes: an individual; or an individual, his or her spouse and children under the age of 21; or a trustee or other fiduciary of a single trust estate or single fiduciary account; or an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under Section 401 of the Code; or other organized group of persons whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.

	Sales Charge
Amount of Purchase	As a Percentage of Offering Price		As a Percentage of Net Asset Value*		Allowed to Dealers as a Percentage of Offering Price
Less than $50,000	5.75%		6.10%		5.20%
$50,000 but less than $100,000	4.50		4.71		4.00
$100,000 but less than $250,000	3.50		3.63		3.00
$250,000 but less than $500,000	2.60		2.67		2.25
$500,000 but less than $1 million	2.00		2.04		1.75
$1 million and over	.00	**	.00	**		***

*	Rounded to the nearest one-hundredth percent.
**	Redemption of shares may be subject to a contingent deferred sales charge as discussed below.
***	Commission is payable by SDI as discussed below.

Class A NAV Sales. Class A shares may be sold at net asset value to:

(a)	a current or former director or trustee of Deutsche or Scudder mutual funds;

(b)	an employee (including the employee’s spouse or life partner and children or stepchildren age 21 or younger) of Deutsche Bank or its affiliates or of a subadvisor to any fund in the Scudder family of funds or of a broker-dealer authorized to sell shares of the Fund or service agents of the Fund;

(c)	certain professionals who assist in the promotion of Scudder mutual funds pursuant to personal services contracts with SDI, for themselves or members of their families. SDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased;

(d)	any trust, pension, profit-sharing or other benefit plan for only such persons listed under the preceding paragraphs (a) and (b);

(e)	persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm;

(f)	persons who purchase shares of the Fund through SDI as part of an automated billing and wage deduction program administered by RewardsPlus of America for the benefit of employees of participating employer groups;

(g)	selected employees (including their spouses or life partners and children or stepchildren age 21 or younger) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients pursuant to an agreement with SDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares qualify;

(h)	unit investment trusts sponsored by Ranson & Associates, Inc. and unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors through reinvestment programs described in the prospectuses of such trusts that have such programs;

(i)	through certain investment advisors registered under the Investment Advisers Act of 1940 and other financial services firms acting solely as agent for their clients, that adhere to certain standards established by SDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment advisor or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Fund;

(j)	(1) employer sponsored employee benefit plans using the Flex subaccount recordkeeping system (“Flex Plans”), established prior to October 1, 2003, provided that the Flex Plan is a participant-directed plan that has not less than 200 eligible employees and (2) investors investing $1 million or more, either as a lump sum or through the “Combined Purchases,” “Letter of Intent” and “Cumulative Discount” features referred to above (collectively, the “Large Order NAV Purchase Privilege”). The Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege is available; and

(k)	in connection with the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends, and under other circumstances deemed appropriate by SDI and consistent with regulatory requirements.

Class A shares also may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D. IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten-year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the “Tabankin Class.” Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (i) Proposed Settlement with Defendants; and (ii) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares at net asset value pursuant to this privilege, SDI may in its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by SDI. The privilege of purchasing Class A shares of the Fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.

Class A Quantity Discounts. An investor or the investor’s dealer or other financial services firm must notify the Shareholder Service Agent or SDI whenever a quantity discount or reduced sales charge is applicable to a purchase. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

Letter of Intent. The reduced sales charges for Class A shares, as shown in the applicable prospectus, also apply to the aggregate amount of purchases of Class A shares of Scudder Funds that bear a sales charge made by any purchaser within a 24-month period under a written Letter of Intent (“Letter”) provided by SDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The Letter for an employer-sponsored employee benefit plan maintained on the subaccount record keeping system available through the Shareholder Service Agent may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price, which is determined by adding the maximum applicable sales load charged to the net asset value) of all Class A shares of such Scudder Funds held of record as of the initial purchase date under the Letter as an “accumulation credit” toward the completion of the Letter, but no price adjustment will be made on such shares.

Class A Cumulative Discount. Class A shares of the Fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares being purchased, the value of all Class A shares of Scudder Funds that bear a sales charge (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor or his or her immediate family member.

For purposes of the Combined Purchases, Letter of Intent and Cumulative Discount features described above, employer sponsored employee benefit plans using the Flex subaccount record keeping system may include: (a) Money Market Funds as “Scudder Funds”, (b) all classes of shares of any Scudder Fund and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.

Combined Purchases. The Fund’s Class A shares may be purchased at the rate applicable to the sales charge discount bracket attained by combining same day investments in Class A shares of any Scudder Funds that bear a sales charge.

Class C Purchases. Class C shares of a fund are offered at net asset value. No initial sales charge is imposed. Class C shares sold without an initial sales charge allow the full amount of the investor’s purchase payment to be invested in Class C shares for his or her account. Class C shares continue to be subject to a contingent deferred sales charge of 1.00% (for shares sold within one year of purchase) and Rule 12b-1 fees, as described in the Funds’ Prospectuses and SAI.

Multi-Class Suitability. SDI has established the following procedures regarding the purchase of Class A, Class B and Class C shares. Orders to purchase Class B shares of $100,000 or more and orders to purchase Class C shares of $500,000 or more will be declined with the exception of orders received from firms acting for clients whose shares will be held in an omnibus account and employer-sponsored employee benefit plans using the Flex subaccount record keeping system (“Flex System”) maintained by ADP under an alliance with SDI and its affiliates (“Scudder Flex Plans”).

The following provisions apply to Scudder Flex Plans.

a.	Class B Share Scudder Flex Plans. Class B shares have not been sold to Scudder Flex Plans that were established on the System after October 1, 2003. Orders to purchase Class B shares for a Scudder Flex Plan established on the System prior to October 1, 2003 that has regularly been purchasing Class B shares will be invested instead in Class A shares at net asset value when the combined subaccount value in Scudder Funds or other eligible assets held by the plan is $100,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $100,000 threshold. A later decline in assets below the $100,000 threshold will not affect the plan’s ability to continue to purchase Class A shares at net asset value.

b.	Class C Share Scudder Flex Plans. Orders to purchase Class C shares for a Scudder Flex Plan, regardless of when such plan was established on the System, will be invested instead in Class A shares at net asset value when the combined subaccount value in Scudder Funds or other eligible assets held by the plan is $1,000,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $1,000,000 threshold. A later decline in assets below the $1,000,000 threshold will not affect the plan’s ability to continue to purchase Class A shares at net asset value.

c.	Class C Share Scudder Choice Plans. Orders to purchase Class C shares for a Scudder Choice Plan that has been regularly purchasing Class C shares will be invested instead in Class A shares at net asset value when the combined subaccount value in Scudder Funds or other eligible assets held by the plan is $1,000,000 or more. This provision will be imposed for purchases made beginning in the month after eligible plan assets reach the $1,000,000 threshold. In addition, as a condition to being permitted to use the Choice Plan platform, plans must agree that, within one month after eligible plan assets reach the $1,000,000 threshold, all existing Class C shares held in the plan will be automatically converted to Class A shares.

The procedures described in (a), (b) and (c) above do not reflect in any way the suitability of a particular class of shares for a particular investor and should not be relied upon as such. A suitability determination must be made by investors with the assistance of their financial representative.

Purchase of Institutional Class Shares. Information on how to buy Institutional Class shares is set forth in the section entitled “Buying and Selling Shares” in the relevant Fund’s prospectuses. The following supplements that information. The minimum initial investment for Institutional Class shares is $1,000,000. There is no minimum subsequent investment requirement for the Institutional Class shares. The minimum amounts may be changed at any time in management’s discretion.

Investors may invest in Institutional Class shares by setting up an account directly with a Fund’s transfer agent or through an authorized service agent. Investors who establish shareholder accounts directly with the Fund’s transfer agent should submit purchase and redemption orders as described in the Prospectus. Additionally, the Fund has authorized brokers to accept purchase and redemption orders for Institutional Class shares, as well as Class A, B and C shares for each Fund. Brokers, including authorized brokers of service organizations, are, in turn, authorized to designate other intermediaries to accept purchase and redemption orders on a Fund’s behalf. Investors who invest through brokers, service organizations or their designated intermediaries may be subject to minimums established by their broker, service organization or designated intermediary.

Investors who invest through authorized brokers, service organizations or their designated intermediaries should submit purchase and redemption orders directly to their broker, service organization or designated intermediary. The broker or intermediary may charge you a transaction fee. A Fund will be deemed to have received a purchase or redemption order when an authorized broker, service organization or, if applicable, an authorized designee, accepts the order. Shares of a Fund may be purchased or redeemed on any Business Day at the net asset value next determined after receipt of the order, in good order, by Scudder Investments Service Company.

To sell shares in a retirement account, your request must be made in writing, except for exchanges to other eligible funds in the Scudder Investments family of funds, which can be requested by phone or in writing. For information on retirement distributions, contact your Service Agent or call Scudder Investments Service Company at 1-800-621-1048. To sell shares by bank wire you will need to sign up for these services in advance when completing your account application.

Automatic Investment Plan. A shareholder may purchase additional shares of a Fund through an automatic investment program. With the Direct Deposit Purchase Plan (“Direct Deposit”), investments are made automatically (minimum $50 and maximum $250,000) from the shareholder’s account at a bank, savings and loan or credit union into the shareholder’s Fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. A Fund may immediately terminate a shareholder’s Plan in the event that any item is unpaid by the shareholder’s financial institution.

Payroll Investment Plans. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder’s net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder’s employer or government agency, as appropriate. (A reasonable time to act is required.) The Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Redemptions

Each Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the Exchange is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of the Fund’s investments is not reasonably practicable, or (ii) it is not reasonably practicable for a Fund to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of a Fund’s shareholders.

A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to SDI, which firms must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder’s account has had an address change within 15 days of the redemption request.

Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by the Fund for up to seven days if a Fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved. A Fund is not responsible for the efficiency of the federal wire system or the account holder’s financial services firm or bank. The account holder is responsible for any charges imposed by the account holder’s firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to the Fund Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which Fund shares were purchased.

Automatic Withdrawal Plan. The owner of $5,000 or more of a class of a Fund’s shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner’s account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. The maximum annual rate at which shares, subject to CDSC may be redeemed is 12% of the net asset value of the account. Shares are redeemed so that the payee should receive payment approximately the first of the month. Investors using this Plan must reinvest Fund distributions.

Non-retirement plan shareholders may establish an Automatic Withdrawal Plan (the “Plan”) to receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $50 or more. Shareholders may designate which day they want the automatic withdrawal to be processed. The check amounts may be based on the redemption of a fixed dollar amount, fixed share amount, percent of account value or declining balance. The Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment and any reinvested dividends and capital gains distributions. Any such requests must be received by a Fund’s transfer agent ten days prior to the date of the first automatic withdrawal. An Automatic Withdrawal Plan may be terminated at any time by the shareholder, the Trust or its agent on written notice, and will be terminated when all shares of a Fund under the Plan have been liquidated or upon receipt by the Trust of notice of death of the shareholder.

The purchase of Class A shares while participating in a systematic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, a Fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals.

Contingent Deferred Sales Charge (CDSC). The following example will illustrate the operation of the CDSC. Assume that an investor makes a single purchase of $10,000 of a Fund’s Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the CDSC would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3.00% ($300) because it was in the second year after the purchase was made.

The rate of the CDSC is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in March 2001 will be eligible for the second year’s charge if redeemed on or after March 1, 2002. In the event no specific order is requested when redeeming shares subject to a CDSC, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. SDI receives any CDSC directly. The charge will not be imposed upon redemption of reinvested dividends or share appreciation.

The Class A CDSC will be waived in the event of:

(a)	redemptions by a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district;

(b)	redemptions by employer-sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent;

(c)	redemption of shares of a shareholder (including a registered joint owner) who has died;

(d)	redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration);

(e)	redemptions under a Fund’s Automatic Withdrawal Plan at a maximum of 12% per year of the net asset value of the account; and

(f)	redemptions of shares whose dealer of record at the time of the investment notifies SDI that the dealer waives the discretionary commission applicable to such Large Order NAV Purchase.

The Class B CDSC will be waived for the circumstances set forth in items (c), (d) and (e) for Class A shares. In addition, this CDSC will be waived:

(g)	for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder’s life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(2)(A)(iv) prior to age 59 1/2;

(h)	for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder’s Scudder IRA accounts); and

(i)	in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service Agent: (1) to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the CDSC and the conversion privilege), (2) in connection with retirement distributions (limited at any one time to 12% of the total value of plan assets invested in a Fund), (3) in connection with distributions qualifying under the hardship provisions of the Internal Revenue Code and (4) representing returns of excess contributions to such plans.

The Class C CDSC will be waived for the circumstances set forth in items (b), (c), (d) and (e) for Class A shares and for the circumstances set forth in items (g) and (h) for Class B shares. In addition, this CDSC will be waived for:

(j)	redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to Scudder Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly, and

(k)	redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record had waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.

In-kind Redemptions. A Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by the fund and valued as they are for purposes of computing the fund’s net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

Exchanges

Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other Scudder Funds without imposition of a sales charge, subject to the provisions below. For purposes of calculating any CDSC, amounts exchanged retain their original cost and purchase date.

Series of Scudder Target Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Management Fund Investment, Tax Free Money Fund Investment, New York Tax Free Money Fund Investment, Treasury Money Fund Investment, Money Market Fund Investment, Cash Management Fund Institutional, Cash Reserves Fund Institutional, Treasury Money Fund Institutional, Cash Reserve Fund, Inc. Prime Series, Cash Reserve Fund, Inc. — Treasury Series, Cash Reserve Fund, Inc. Tax-Free Series, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with SDI. All exchanges among money funds must meet applicable investor eligibility and investment requirements. Exchanges may only be made for funds that are available for sale in the shareholder’s state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and the portfolios of Investors Municipal Cash Fund are available for sale in certain states.

Shares of a Scudder Fund with a value in excess of $1,000,000 acquired by exchange through another Scudder Fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days (the “15-Day Hold Policy”). In addition, shares of a Scudder Fund with a value of $1,000,000 or less acquired by exchange from another Scudder Fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days, if, in the Advisor’s judgment, the exchange activity may have an adverse effect on the fund. In particular, a pattern of exchanges that coincides with a “market timing” strategy may be disruptive to the Scudder Fund and therefore may be subject to the 15-Day Hold Policy. For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, discretion or advice, including, without limitation, accounts administered by a financial services firm offering market timing, asset allocation or similar services. Money market funds are not subject to the 15-Day Hold Policy.

Shareholders must obtain prospectuses of the Funds they are exchanging into from dealers, other firms or SDI.

Automatic Exchange Plan. The owner of $1,000 or more of any class of shares of a Scudder Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such Scudder Fund. Exchanges will be made automatically until the shareholder or a Fund terminates the privilege. Exchanges are subject to the terms and conditions described above.

Multi-Class Conversions. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder’s Fund account will be converted to Class A shares on a pro rata basis.

DIVIDENDS

Each Fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term capital gains over net realized long-term capital losses. A Fund may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, each Fund may retain all or part of such gain for reinvestment, after paying the related federal taxes for which shareholders may then be able to claim a credit against their federal tax liability. If a Fund does not distribute the amount of capital gain and/or ordinary income required to be distributed by an excise tax provision of the Code, a Fund may be subject to that excise tax. In certain circumstances, a Fund may determine that it is in the interest of shareholders to distribute less than the required amount.

Scudder Health Care Fund, Scudder Technology Innovation Fund and Scudder Technology Fund each intend to distribute dividends from its net investment income excluding short-term capital gains annually in December. Each Fund intends to distribute net realized capital gains after utilization of capital loss carryforwards, if any, in December to prevent application of a federal excise tax. An additional distribution may be made, if necessary.

Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared.

The level of income dividends per share (as a percentage of net asset value) will be lower for Class B and Class C shares than for Class A shares primarily as a result of the distribution services fee applicable to Class B and Class C shares. Distributions of capital gains, if any, will be paid in the same amount for each class.

Income and capital gain dividends, if any, of a Fund will be credited to shareholder accounts in full and fractional shares of the same class of a Fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

1.	To receive income and short-term capital gain dividends in cash and long-term capital gain dividends in shares of the same class at net asset value; or

2.	To receive income and capital gain dividends in cash.

Dividends will be reinvested in shares of the same class of a Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other Scudder Funds with multiple classes of shares or Scudder Funds as provided in the prospectus. See “Combined Purchases” for a list of such other Funds. To use this privilege of investing dividends of a Fund in shares of another Scudder or Scudder Fund, shareholders must maintain a minimum account value of $1,000 in a Fund distributing the dividends. A Fund will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of a Fund in the aggregate amount of $10 or less are automatically reinvested in shares of a Fund unless the shareholder requests that such policy not be applied to the shareholder’s account.

If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder’s account.

If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of that Fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are taxable, whether made in shares or cash.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal tax purposes. In January of each year each Fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

Each Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as its Board determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, a Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Internal Revenue Code of 1986, as amended (the “Code”).

TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in the Funds. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in a Fund.

Federal Taxation. Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Code, and has qualified as such since its inception. Each Fund intends to continue to so qualify in each taxable year as required under the Code in order to avoid payment of federal income tax at the Fund level. In order to qualify as a regulated investment company, each Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. Each Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies. Each Fund must diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash and cash items, US government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the US Government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses. Each Fund is required to distribute to its shareholders at least 90% of its taxable and tax-exempt net investment income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually such net investment income and net realized capital gains in the manner required under the Code.

If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. Such distributions would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

Each Fund is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund’s taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. Although each Fund’s distribution policies should enable it to avoid excise tax liability, a Fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of such Fund.

Taxation of Distributions from the Funds. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Funds owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder’s investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through the reinvestment privilege. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the fair market value of the new shares issued to the shareholder. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains.

Long-term capital gain rates applicable to individuals have been temporarily reduced — in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets — for taxable years beginning on or before December 31, 2008. Capital gains realized before May 6, 2003 will not qualify for the reduced rate.

In order for some portion of the dividends received by a Fund shareholder to be “qualified dividend income,” the Fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to each Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 120-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 180-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a foreign personal holding company, foreign investment company, or passive foreign investment company.

Technical corrections legislation is pending that would change the preceding rule by substituting “121-day” for “120-day” and “181-day” for “180-day.” The Treasury Department and the Internal Revenue Service have indicated that taxpayers may apply the qualified dividend income rules as if these technical corrections have already been enacted.

In general, distributions of investment income designated by each Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. Only qualified dividend income received by the Fund after December 31, 2002 is eligible for pass-through treatment. If the aggregate dividends received by the Fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than dividends properly designated as capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss.

Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of a fund as an investment through such plans and the precise effect of and investment on their particular tax situation.

Dividends from domestic corporations may comprise a substantial part of each Fund’s gross income. If any such dividends constitute a portion of a Fund’s gross income, a portion of the income distributions of such fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares of a Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of a fund are deemed to have been held by the Fund or the shareholder, as the case may be, for less than 46 days during the 90-day period beginning 45 days before the shares become ex-dividend.

Transactions in Fund Shares. Any loss realized upon the redemption of shares held for six months or less at the time of redemption will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period. Furthermore, any loss from the sale or redemption of shares held six months or less generally will be disallowed to the extent that tax-exempt interest dividends were paid on such shares.

Foreign Taxation. Foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) on certain foreign securities may occur. These taxes may be reduced or eliminated under the terms of an applicable US income tax treaty. As it is not expected that more than 50% of the value of each Fund’s total assets will consist of securities issued by foreign corporations, the Funds will not be eligible to pass through to shareholders its proportionate share of any foreign taxes paid, with the result that shareholders will not be able to include in income, and will not be entitled to take any credits or deductions for such foreign taxes.

Passive Foreign Investment Companies. Equity investments by a Fund in certain “passive foreign investment companies” (“PFICs”) could potentially subject the Fund to a US federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, such Fund may elect to avoid the imposition of that tax. For example, the Fund may elect to treat a PFIC as a “qualified electing fund” (a “QEF election”), in which case the Fund would be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company. Such Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require such Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

Other Tax Considerations. A Fund’s use of options, futures contracts, forward contracts (to the extent permitted) and certain other Strategic Transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate the Fund’s income, defer losses, cause adjustments in the holding periods of portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors.

The Fund’s investment in zero coupon bonds and other debt obligations having original issue discount may cause the Fund to recognize taxable income in excess of any cash received from the investment.

Under the backup withholding provisions of the Code, redemption proceeds as well as distributions may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish a Fund with their taxpayer identification numbers and certifications as to their tax status.

Shareholders of a Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of a Fund’s shares. Any shareholder who is not a US Person (as such term is defined in the Code) should consider the US and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a flat US withholding tax rate of 30% (or a potentially lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from US sources under the Code.

Capital gains distributions may be reduced if Fund capital loss carryforwards are available. Any capital loss carryforwards to which a Fund is entitled are disclosed in a Fund’s annual and semi-annual reports to shareholders.

All distributions by a Fund result in a reduction in the net asset value of that Fund’s shares. Should a distribution reduce the net asset value below a shareholder’s cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

NET ASSET VALUE

The net asset value of shares of each Fund is computed as of the close of regular trading on the New York Stock Exchange (the “Exchange”) on each day the Exchange is open for trading (the “Value Time”). The Exchange is scheduled to be closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the

preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of the Fund because of higher expenses borne by these classes.

An equity security is valued at its most recent sale price on the security’s primary exchange or OTC market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the “Calculated Mean”) on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the “official close” or the “official closing price” or other similar term) will be considered the most recent sale price.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker-dealers. Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued on the Value Date at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the New York Stock Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 Eastern time. If no settlement price is available, the last traded price on such exchange will be used.

Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed (“Local Currency”), the value of these portfolio assets in terms of US dollars is calculated by converting the Local Currency into US dollars at the prevailing currency exchange rate on the valuation date.

If market quotations for portfolio assets are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Fund’s Pricing Committee (or, in some cases, the Board’s Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund’s Board and overseen primarily by the Fund’s Pricing Committee.

OFFICERS AND TRUSTEES

Scudder Securities Trust

The following table presents certain information regarding the Trustees and Officers of the Trust as of October 1, 2004. Each Trustee’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Trustee has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910. Unless otherwise indicated, the address of each Officer is Two International Place, Boston, MA 02110. The term of office for each Trustee is until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns, retires or is removed as provided in the governing documents of the Trust. Because the Fund does not hold an annual meeting of shareholders, each Trustee will hold office for an indeterminate period. The Trustees of the Trust may also serve in similar capacities with other funds in the fund complex.

Independent Trustees

Name, Year of Birth, Position(s) Held with the Trust and Length of Time Served^1	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) chairman since 2004 and Trustee, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene’s (1978-1988). Directorships: CRS Technology (technology service company); Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; former Chairman, ICI Directors Services Committee	48

Henry P. Becton, Jr. (1943) Trustee, 1990-present	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); The A.H. Belo Company (media company); Concord Academy; Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	48

Keith R. Fox (1954) Trustee, 1996-present	Managing Partner, Exeter Capital Partners (private equity funds). Directorships: Facts on File (school and library publisher); Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); K-Media, Inc. (broadcasting); Natural History, Inc. (magazine publisher); National Association of Small Business Investment Companies (trade association)	48

Name, Year of Birth, Position(s) Held with the Trust and Length of Time Served^1	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Louis E. Levy (1932) Trustee, 2002-present	Retired. Formerly, Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants (1992-1998); Partner, KPMG LLP (1958-1990). Directorships: Household International (banking and finance); ISI Family of Funds (registered investment companies; 4 funds overseen)	48

Jean Gleason Stromberg (1943) Trustee, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, US General Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.	48

Jean C. Tempel (1943) Trustee, 1994-present	Managing Partner, First Light Capital (venture capital group) (2000-present); formerly, Special Limited Partner, TL Ventures (venture capital fund) (1996-1998); General Partner, TL Ventures (1994-1996); President and Chief Operating Officer, Safeguard Scientifics, Inc. (public technology business incubator company) (1991-1993). Directorships: Sonesta International Hotels, Inc.; Aberdeen Group (technology research); United Way of Mass. Bay; The Commonwealth Institute (supports women entrepreneurs). Trusteeships: Connecticut College, Vice Chair of Board, Chair, Finance Committee; Northeastern University, Vice Chair of Finance Committee, Chair, Funds and Endowment Committee	48

Carl W. Vogt (1936) Trustee, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies; 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	48

Name, Year of Birth, Position(s) Held with the Trust and Length of Time Served^1	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Julian F. Sluyters^3 (1960) President and Chief Executive Officer, 2004-present	Managing Director, Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Germany Fund, Inc., The New Germany Fund, Inc., The Central Europe and Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991 to 1998) UBS Global Asset Management	n/a

John Millette (1962) Vice President and Secretary, 1999-present	Director, Deutsche Asset Management	n/a

Kenneth Murphy (1963) Vice President, 2002-present	Deutsche Asset Management (2000-present); formerly, Director, John Hancock Signature Services (1992-2000)	n/a

Paul Schubert^3 (1963) Chief Financial Officer, 2004-present	Managing Director, Deutsche Asset Management (2004-present); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds at UBS Global Asset Management (1994-2004)	n/a

Charles A. Rizzo (1957) Treasurer, 2002-present	Managing Director, Deutsche Asset Management (April 2004-present); formerly, Director, Deutsche Asset Management (April 2000-March 2004); Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)	n/a

Lisa Hertz^3 (1970) Assistant Secretary, 2003-present	Assistant Vice President, Deutsche Asset Management	n/a

Daniel O. Hirsch^^4 (1954) Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)	n/a

Caroline Pearson (1962) Assistant Secretary, 1997-present	Managing Director, Deutsche Asset Management	n/a

Kevin M. Gay (1959) Assistant Treasurer, 2004-present	Vice President, Deutsche Asset Management	n/a

Salvatore Schiavone (1965) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a

Kathleen Sullivan D’Eramo (1957) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a

^1	Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the Trust, the length of time served represents the date that each Officer was first elected to serve as an Officer of any fund overseen by the aforementioned common board of Trustees.

^2	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Funds.

^3	Address: 345 Park Avenue, New York, New York

^4	Address: One South Street, Baltimore, Maryland

Officer’s Role with Principal Underwriter: Scudder Distributors, Inc.

Caroline Pearson:	Secretary

Trustees’ Responsibilities. The primary responsibility of the Board of Trustees is to represent the interests of the Fund’s shareholders and to provide oversight of the management of the Fund. Currently, seven of the Board’s members are “Independent Trustees;” that is, they are not “interested persons” (as defined in the 1940 Act) of the Trust or the Advisor.

The Trustees meet multiple times during the year to review the investment performance of the Fund and other operational matters, including policies and procedures designed to assure compliance with regulatory and other requirements. In 2003, the Trustees conducted 34 meetings to deal with fund issues (including regular and special board and committee meetings). These meetings were held over the course of 19 different days. In addition, various Trustees participated as members of the Board’s Valuation Committee throughout the year. Furthermore, the Independent Trustees review the fees paid to the Advisor and its affiliates for investment advisory services and other administrative and shareholder services. The Trustees have adopted specific policies and guidelines that, among other things, seek to further enhance the effectiveness of the Independent Trustees in performing their duties. Many of these are similar to those suggested in the Investment Company Institute’s 1999 Report of the Advisory Group on Best Practices for Fund Directors. For example, the Independent Trustees select independent legal counsel to work with them in reviewing fees, advisory and other contracts and overseeing fund matters. The Trustees are also assisted in this regard by the Fund’s independent public accountants and other independent experts retained from time to time for this purpose. The Independent Trustees regularly meet privately with their counsel and other advisors. In addition, the Independent Trustees from time to time have appointed task forces and subcommittees from their members to focus on particular matters such as investment, accounting and shareholders servicing issues.

For a discussion of the factors considered by the Board in connection with its most recent approval of the continuation of the Fund’s management contracts, please refer to “Management of the Funds — Board Considerations in Connection with Annual Renewal of Investment Management Agreements.”

Board Committees. The Board has the following standing committees:

Audit Committee: The Audit Committee makes recommendations regarding the selection of independent registered public accounting firms for the Fund, reviews the independence of such firm, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to the Fund’s accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent accountants as to their independence. The members of the Audit Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Keith R. Fox, Louis E. Levy (Chair), Jean Gleason Stromberg, Jean C. Tempel and Carl W. Vogt. The Audit Committee held six meetings during the calendar year 2003.

Committee on Independent Trustees: The Committee on Independent Trustees selects and nominates Independent Trustees*; establishes Trustee compensation, retirement, fund ownership and other corporate governance policies and conducts periodic reviews of independent legal counsel. The members of the Committee on Independent Trustees are Henry P. Becton, Jr., Dawn-Marie Driscoll (Chair), Keith R. Fox, Louis E. Levy, Jean Gleason Stromberg, Jean C. Tempel and Carl W. Vogt. The Committee on Independent Trustees held five meetings during the calendar year 2003.

Valuation Committee: The Valuation Committee oversees fund valuation matters, reviews Valuation Procedures adopted by the Board, determines fair value of the Fund’s securities as needed in accordance with the Valuation Procedures when actual market values are unavailable and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are Keith R. Fox and Jean C. Tempel. The Alternate Valuation Committee members are Henry P. Becton, Jr. and Jean Gleason Stromberg. The Valuation Committee of the Scudder Technology Innovation Fund held six meetings during the calendar year 2003. The Valuation Committee of the Scudder Health Care Fund held one meeting during the calendar year 2003.

Investment Oversight Committee: The Board has established two Investment Oversight Committees, one focusing on funds primarily investing in equity securities (the “Equity Oversight Committee”) and one focusing on funds primarily investing in fixed income securities (the “Fixed Income Oversight Committee”). These Committees meet regularly with fund portfolio managers and other investment personnel to review the relevant funds’ investment strategies and investment performance. The members of the Equity Oversight Committee are Henry P. Becton, Jr. (Chair), Jean C. Tempel and Carl W. Vogt. The members of the Fixed Income Oversight Committee are Dawn-Marie Driscoll, Keith R. Fox, Louis E. Levy and Jean Gleason Stromberg (Chair). Each Investment Oversight Committee held four meetings during the calendar year 2003.

Shareholder Servicing and Distribution Committee: The Shareholder Servicing and Distribution Committee oversees (i) the quality, type and level of shareholder services provided to the Fund and its shareholders, and (ii) the distribution related services provided to the Fund and its shareholders. The members of the Shareholder Servicing and Distribution Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Keith R. Fox (Co-Chair), Louis E. Levy, Jean Gleason Stromberg, Jean C. Tempel (Co-Chair) and Carl W. Vogt. The Shareholder Servicing and Distribution Committee held four meetings during the calendar year 2003.

*	Fund Shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

Remuneration. Each Independent Trustee receives compensation from the Fund for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Independent Trustee for travel time to meetings, attendance at directors’ educational seminars or conferences, service on industry or association committees, participation as speakers at directors’ conferences or service on special director task forces or subcommittees. Independent Trustees do not receive any employee benefits such as pension or retirement benefits or health insurance.

Members of the Board of Trustees who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The following table shows compensation received by each Trustee from the Fund and aggregate compensation from all of the funds in the fund complex during the calendar year 2003.

Name of Trustee	Compensation from Scudder Health Care Fund	Compensation from Scudder Technology Innovation Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation Paid to Trustee from the Fund Complex (3)(4)
Henry P. Becton, Jr.	$1,009	$982	$0	$163,000
Dawn-Marie Driscoll(1)	$1,076	$1,046	$0	$179,780
Keith R. Fox	$1,037	$1,009	$0	$169,780

Name of Trustee	Compensation from Scudder Health Care Fund	Compensation from Scudder Technology Innovation Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation Paid to Trustee from the Fund Complex (3)(4)
Louis E. Levy(2)	$1,016	$986	$0	$163,000
Jean Gleason Stromberg	$1,015	$982	$0	$163,000
Jean C. Tempel	$1,008	$945	$0	$158,000
Carl W. Vogt	$1,013	$986	$0	$162,000

(1)	Includes $10,000 in annual retainer fees in Ms. Driscoll’s role as Lead Trustee.
(2)	In addition to these payments, Mr. Levy received payments in the amount of $2,569 (representing amounts earned in prior years and gain or interest thereon) from funds existing prior to the Deutsche Bank purchase of Scudder Investments.
(3)	For each Trustee, total compensation includes compensation for service on the boards of 18 trusts/corporations comprised of 47 funds/portfolios. Each Trustee currently serves on the boards of 19 DeAM trusts/corporations comprised of 48 funds/portfolios.
(4)	Aggregate compensation reflects amounts paid to the Trustees for special meetings in connection with amending the administrative services agreement and the transfer agency agreement and the delegation of certain fund accounting functions to State Street Bank and Trust Company. Such amounts totaled $8,000 for each Trustee, except Mr. Vogt who was paid $7,000. These meeting fees were borne by the Advisor.

Trustee Fund Ownership of Independent and Interested Trustees

The following sets forth ranges of Trustee beneficial share ownership as of December 31, 2003.

Name of Trustee	Dollar Range of Securities Owned in Scudder Health Care Fund	Dollar Range of Securities Owned in Scudder Technology Innovation	Aggregate Dollar Range of Securities Owned in All Funds in the Fund Complex Overseen by Trustee
Henry P. Becton, Jr.	$1 - $10,000	$1 - $10,000	Over $100,000
Dawn-Marie Driscoll	$1 - $10,000	$1 - $10,000	Over $100,000
Keith R. Fox	None	None	Over $100,000
Louis E. Levy	None	None	Over $100,000
Jean Gleason Stromberg	None	None	Over $100,000
Jean C. Tempel	None	None	Over $100,000
Carl W. Vogt	None	None	Over $100,000

Securities Beneficially Owned

Scudder Health Care Fund

As of December 31, 2003 all Trustees and Officers of the Fund as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of each class of the Fund.

To the best of the Fund’s knowledge, as of September 8, 2004, no person owned of record or beneficially 5% or more of any class of the Fund’s outstanding shares, except as noted below.

As of September 8, 2004, 222,072 shares in the aggregate, or 13.13% of the outstanding shares of Scudder Health Care Fund, Class A were held in the name of MCB Trust Services, for the benefit of Torchmark Corporation, 700 17th Street, Denver, Colorado, who may be deemed to be beneficial owner of such shares.

As of September 8, 2004, 680 shares in the aggregate, or 38.17% of the outstanding shares of Scudder Health Care Fund, Institutional Class were held in the name of Scudder Trust Company, for the benefit of Wendalyn Baxter, 2945 Park Avenue, Kansas City, MO 64109-2164, who may be deemed to be beneficial owner of such shares.

As of September 8, 2004, 298 shares in the aggregate, or 16.73% of the outstanding shares of Scudder Health Care Fund, Institutional Class were held in the name of Scudder Trust Company, for the benefit of Michael Phillips, 15 Riley Road, Northborough, MA 01532-1822, who may be deemed to be beneficial owner of such shares.

As of September 8, 2004, 245 shares in the aggregate, or 13.74% of the outstanding shares of Scudder Health Care Fund, Institutional Class were held in the name of Wells Fargo Investments LLC, A/C 4060-7683, 608 Second Avenue, Minneapolis, MN 55402-1916, who may be deemed to be beneficial owner of such shares.

As of September 8, 2004, 147 shares in the aggregate, or 8.23% of the outstanding shares of Scudder Health Care Fund, Institutional Class were held in the name of Scudder Trust Company, for the benefit of Billi A. Draskovich, 6710 North Charleston Drive, Kansas City, MO 64119-5401, who may be deemed to be beneficial owner of such shares.

As of September 8, 2004, 99 shares in the aggregate, or 5.56% of the outstanding shares of Scudder Health Care Fund, Institutional Class were held in the name of Scudder Trust Company, for the benefit of Maureen Trombly, 131 Woodland Street, Lawrence, MA 01841-2153, who may be deemed to be beneficial owner of such shares.

As of September 8, 2004, 95 shares in the aggregate, or 5.35% of the outstanding shares of Scudder Health Care Fund, Institutional Class were held in the name of Scudder Trust Company, for the benefit of Karen Shone, 64 Pleasant Hill Drive, Scituate, MA, 02066-3213, who may be deemed to be beneficial owner of such shares.

Scudder Technology Innovation Fund

As of December 31, 2003 all Trustees and Officers of the Fund as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of each class of the Fund.

To the best of the Fund’s knowledge, as of September 8, 2004, no person owned of record or beneficially 5% or more of any class of the Fund’s outstanding shares, except as noted below.

As of September 8, 2004, 30,735 shares in the aggregate, or 10.79% of the outstanding shares of Scudder Technology Innovation Fund, Class A were held in the name of Scudder Trust Co., for the benefit of Identix Retirement Savings Plan, PO Box 1757, Salem, NH 03079-1143, who may be deemed to be beneficial owner of such shares.

As of September 8, 2004, 30,311 shares in the aggregate, or 10.65% of the outstanding shares of Scudder Technology Innovation Fund, Class A were held in the name of Scudder Trust Co., for the benefit of Lampert Hitch 401(k) Plan, PO Box 1757, Salem, NH 03079-1143, who may be deemed to be beneficial owner of such shares.

As of September 8, 2004, 4,501 shares in the aggregate, or 6.67% of the outstanding shares of Scudder Technology Innovation Fund, Class B were held in the name of O’Rourke Employer PS Plan, for the benefit of Christopher Andrew O’Rourke, 11226 W Point Drive, Knoxville, TN 37922-2837, who may be deemed to be beneficial owner of such shares.

As of September 8, 2004, 5,326 shares in the aggregate, or 7.85% of the outstanding shares of Scudder Technology Innovation Fund, Class C were held in the name of LPL Financial Services, 9785 Towne Center Drive, San Diego, CA 92121-1968, who may be deemed to be beneficial owner of such shares.

As of September 8, 2004, 5,050 shares in the aggregate, or 7.44% of the outstanding shares of Scudder Technology Innovation Fund, Class C were held in the name of Jeffrey H. Schumacer & Deborah M. Schumacher, 62 Braeburn Drive, New Canaan, CT 06840-5105, who may be deemed to be beneficial owner of such shares.

As of September 8, 2004, 827,855 shares in the aggregate, or 6.11% of the outstanding shares of Scudder Technology Innovation Fund, Class S were held in the name of Charles Schwab & Co., Inc., Reinvest Account, 101 Montgomery Street, San Francisco, CA 94104-4122, who may be deemed to be beneficial owner of such shares.

Ownership in Securities of the Advisor and Related Companies

As reported to the Fund, the information in the following table reflects ownership by the Independent Trustees and their immediate family members of certain securities as of December 31, 2003. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund (including Deutsche Bank AG).

Independent Trustee	Owner and Relationship to Trustee	Company	Title of Class	Value of Securities on an Aggregate Basis	Percent of Class on an Aggregate Basis
Henry P. Becton, Jr.	n/a	None	n/a	n/a	n/a
Dawn-Marie Driscoll	n/a	None	n/a	n/a	n/a
Keith R. Fox	n/a	None	n/a	n/a	n/a
Louis E. Levy	n/a	None	n/a	n/a	n/a
Jean Gleason Stromberg	n/a	None	n/a	n/a	n/a
Jean C. Tempel	n/a	None	n/a	n/a	n/a
Carl W. Vogt	n/a	None	n/a	n/a	n/a

Scudder Technology Fund

The following table presents certain information regarding the Independent Trustees and Executive Officers for the Fund as of January 1, 2004. Each individual’s age as of January 1, 2004 is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Trustee has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. The term of office for each Trustee is until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns or is removed as provided in the Declaration of Trust or the Bylaws. Because the Fund does not hold an annual meeting of shareholders, each Trustee will hold office for an indeterminate period. The Trustees of the Trust may also serve in similar capacities with other funds in the fund complex.

Independent Trustees

Name, Age, Position(s) Held with the Trust and Length of Time Served^1	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Scudder Fund Complex Overseen
John W. Ballantine (57) Trustee, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Enron Corporation (energy trading firm) (effective May 30, 2002); First Oak Brook Bancshares, Inc.; Oak Brook Bank; American Healthways, Inc. (provider of disease and care management services); F.N.B. Corporation (bank holding company); Prisma Energy International (owner and operator of Enron’s international energy infrastructure business).	82

Lewis A. Burnham (70) Trustee, 1977-present	Retired; formerly, Director of Management Consulting, McNulty & Company (1990-1998); prior thereto, Executive Vice President, Anchor Glass Container Corporation.	82

Donald L. Dunaway (66) Trustee, 1980-present	Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer) (1963-1994).	82

James R. Edgar (57) Trustee, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty-care products).	82

Paul K. Freeman (53) Trustee, 2002-present	President, Cook Street Holdings (consulting); Adjunct Professor, University of Denver; Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998).	82

Robert B. Hoffman (67) Trustee, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999).	82

Shirley D. Peterson (62) Trustee, 1995-present	Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Trustee, Bryn Mawr College.	82

Name, Age, Position(s) Held with the Trust and Length of Time Served^1	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Scudder Fund Complex Overseen
Fred B. Renwick (73) Trustee, 1988-present	Retired; Professor Emeritus of Finance, New York University, Stern School of Business (2001-present); formerly, Professor, New York University Stern School of Business (1965-2001). Directorships: The Wartburg Foundation; Chairman, Finance Committee of Morehouse College Board of Trustees; formerly, Director of Board of Pensions, Evangelical Lutheran Church in America; member of the Investment Committee of Atlanta University Board of Trustees; Chair of the Investment Committee, American Bible Society Board of Trustees.	82

John G. Weithers (70) Trustee, 1993-present	Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange. Directorships: Federal Life Insurance Company; Chairman of the Members of the Corporation and Trustee, DePaul University; formerly, International Federation of Stock Exchanges; Records Management Systems.	82

Interested Trustee and Officers^2

Name, Age, Position(s) Held with the Trust and Length of Time Served^1	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Scudder Fund Complex Overseen
William N. Shiebler^3 (1942) Trustee, 2004-present	Chief Executive Officer in the Americas for Deutsche Asset Management (“DeAM”) and a member of the DeAM Global Executive Committee (since 2002); Vice Chairman of Putnam Investments, Inc. (1999); Director and Senior Managing Director of Putnam Investments, Inc. and President, Chief Executive Officer, and Director of Putnam Mutual Funds Inc. (1990-1999)	147

Name, Age, Position(s) Held with the Trust and Length of Time Served^1	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Scudder Fund Complex Overseen
Julian F. Sluyters^4 (1960) President and Chief Executive Officer, 2004-present	Managing Director, Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Germany Fund, Inc., The New Germany Fund, Inc., The Central Europe and Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991 to 1998) UBS Global Asset Management	n/a

Philip J. Collora (1945) Vice President and Assistant Secretary, 1986-present	Director, Deutsche Asset Management	n/a

Kenneth Murphy^5 (1963) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); formerly, Director, John Hancock Signature Services (1992-2000)	n/a

Paul Schubert^4 (1963) Chief Financial Officer, 2004-present	Managing Director, Deutsche Asset Management (2004-present); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Global Asset Management’s Family of Funds (1994-2004)	n/a

Charles A. Rizzo^5 (1957) Treasurer, 2002-present	Managing Director, Deutsche Asset Management (April 2000 to present); formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)	n/a

John Millette^5 (1962) Secretary, 2001-present	Director, Deutsche Asset Management	n/a

Name, Age, Position(s) Held with the Trust and Length of Time Served^1	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Scudder Fund Complex Overseen
Lisa Hertz^4 (1970) Assistant Secretary, 2003-present	Assistant Vice President, Deutsche Asset Management	n/a

Daniel O. Hirsch^6 (1954) Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)	n/a

Caroline Pearson^5 (1962) Assistant Secretary, 1998-present	Managing Director, Deutsche Asset Management	n/a

Kevin M. Gay^5 (1959) Assistant Treasurer, 2004-present	Vice President, Deutsche Asset Management	n/a

Salvatore Schiavone^4 (1965) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a

Kathleen Sullivan D’Eramo^5 (1957) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a

^1	Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the Fund, managed by the Advisor. For the Officers of the Fund, length of time served represents the date that each Officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Trustees.
^2	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act, as amended. Interested persons receive no compensation from the Fund.
^3	Address: One South Street, Baltimore, Maryland
^4	Address: 345 Park Avenue, New York, New York
^5	Address: Two International Place, Boston, Massachusetts

Officers’ Roles with Principal Underwriter: Scudder Distributors, Inc.

Caroline Pearson:	Secretary
Philip J. Collora:	Assistant Secretary

Trustees’ Responsibilities. The officers of the Trust manage the Fund’s day-to-day operations under the direction of the Trust’s Board of Trustees. The primary responsibility of the Board is to represent the interests of the shareholders of the Fund and to provide oversight of the management of the Fund. A majority of the Trust’s Board members are not affiliated with the Advisor.

The Fund’s Board has adopted its own Governance Procedures and Guidelines and has established a number of committees, as described below. For each of the following Committees, the Board has adopted a written charter setting forth the Committees’ responsibilities.

Board Committees: The Fund’s Board has the following committees:

Audit Committee: The Audit Committee makes recommendations regarding the selection of independent auditors for the Fund, confers with the independent auditors regarding the Fund’s financial statements, the results of audits and related matters, and performs such other tasks as the full Board deems necessary or appropriate. The Trust’s Audit Committee receives annual representations from the auditors as to their independence. The members of the Audit Committee are Donald L. Dunaway (Chairman), Robert B. Hoffman and Lewis A. Burnham. The Audit Committee held eight meetings during calendar year 2002.

Nominating and Governance Committee: The Nominating and Governance Committee, consisting entirely of Independent Trustees, seeks and reviews candidates for consideration as nominees for membership on the Board and oversees the administration of the Fund’s Governance Procedures and Guidelines. The members of the Nominating and Governance Committee are Lewis A. Burnham (Chairman), James R. Edgar and Shirley D. Peterson. The Nominating and Governance Committee held five meetings during calendar year 2002. Shareholders wishing to submit the name of a candidate for consideration as a Board member by the Committee should submit their recommendation(s) to the Secretary of the Trust.

Valuation Committee: The Valuation Committee reviews Valuation Procedures adopted by the Board, determines fair value of the Fund’s securities as needed in accordance with the Valuation Procedures and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are John W. Ballantine (Chairman) and Richard T. Hale. Alternate members are Donald L. Dunaway and John G. Weithers. The Valuation Committee held seven meetings during calendar year 2002.

Equity Oversight Committee: The Equity Oversight Committee oversees investment activities of the Fund, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Equity Oversight Committee are Robert B. Hoffman (Chairman), Lewis A. Burnham and John G. Weithers. The Equity Oversight Committee held four meetings during the calendar year 2002.

Operations Committee: The Operations Committee oversees the operations of the Fund, such as reviewing the Fund’s administrative fees and expenses, distribution arrangements, portfolio transaction policies, custody and transfer agency arrangements and shareholder services. Currently, the members of the Operations Committee are John W. Ballantine (Chairman), Paul K. Freeman, Fred B. Renwick and John G. Weithers. The Trust’s Operations Committee held 10 meetings during calendar year 2002.

Remuneration. Each Independent Trustee receives from the Fund a monthly retainer, paid on a quarterly basis, and an attendance fee, plus expenses, for each Board meeting and Committee meeting attended. The Trustees serve as board members of various other funds advised by DeAM. The Advisor supervises the Fund’s investments, pays the compensation and expenses of its personnel who serve as Trustees and officers on behalf of the Fund and receives a management fee for its services.

The Board of Trustees of the Trust established a deferred compensation plan for the Independent Trustees (“Deferred Compensation Plan”). Under the Deferred Compensation Plan, the Non-Interested Trustees may defer receipt of all, or a portion, of the compensation they earn for their services to the Trust, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by the Advisor (“Shadow Shares”). Governor Edgar currently has elected to defer at least a portion of his fees. In addition, previously, Mr. Dunaway elected to defer fees that were payable, which are now included under the Deferred Compensation Plan. The equivalent Shadow Shares are reflected below in the table describing the Trustee’s share ownership.

Members of the Board of Trustees who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by each Fund. The Independent Trustees are not entitled to benefits under any fund pension or retirement plan. The following table shows compensation received by each Trustee from the Trust and aggregate compensation from the fund complex during the calendar year 2002.

Name of Trustee	Compensation from Scudder Technology Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation Paid to Trustees from Fund Complex(4)(5)
John W. Ballantine	$6,078	$0	$225,470
Lewis A. Burnham	$5,260	$0	$196,060
Donald L. Dunaway(1)	$6,274	$0	$225,370
James R. Edgar (2)	$4,990	$0	$183,770
Paul K. Freeman*	$3,446	$0	$124,198
Robert B. Hoffman	$5,054	$0	$187,210
Shirley D. Peterson (3)	$5,359	$0	$206,010
Fred B. Renwick	$5,467	$0	$199,280
John G. Weithers	$5,640	$0	$211,230

*	Newly elected Trustee effective May 15, 2002.
(1)	Pursuant to a Deferred Compensation Plan, as discussed above, Mr. Dunaway previously elected, in prior years, to defer fees. Deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from the Fund to Mr. Dunaway are $16,999.
(2)	Includes deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor in which compensation may be deferred by Governor Edgar. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from the Trust to Governor Edgar are $6,664.
(3)	Includes $19,020 in annual retainer fees received by Ms. Peterson as Lead Trustee.
(4)	For each Trustee (except for Mr. Freeman), total compensation includes compensation for service on the boards of 33 trusts/corporations comprised of 85 funds/portfolios. For Mr. Freeman, the total includes compensation for service for partial periods, on the boards of 34 DeAM trusts/corporations comprised of 97 funds/portfolios. Each Trustee, including Mr. Freeman, currently serves on the boards of 33 DeAM trusts/corporations comprised of 82 funds/portfolios.

(5)	Aggregate compensation reflects amounts paid to the Trustees for numerous special meetings of the Chicago Board in connection with the sale of the Advisor to Deutsche Bank AG. Such amounts totaled $36,190 for Messrs. Ballantine and Dunaway, $25,850 for Mr. Burnham, $24,070 for Governor Edgar, $10,170 for Mr. Freeman, $20,680 for Messrs. Hoffman and Sommers, $34,070 for Ms. Peterson, $25,680 for Mr. Renwick and $30,850 for Mr. Weithers. These meeting fees were borne by the Advisor.

(6)	Paul Freeman, prior to his service as independent trustee of the Funds, served as a board member of certain funds in the Deutsche Bank complex (“DB Funds”). In connection with his resignation and the resignation of certain other board members as trustees of the DB Funds on July 30, 2002 (the “Effective Date”), which was part of a restructuring of the boards overseeing the DB Funds, Deutsche Asset Management, Inc. (“DeAM”) agreed to recommend, and, if necessary obtain, directors and officers (“D&O”) liability insurance coverage for the prior board members, including Mr. Freeman, that is at least as equivalent in scope and amount to the D&O coverage provided to the prior board members for the six-year period following the Effective Date. In the event that D&O insurance coverage is not available in the commercial marketplace on commercially reasonable terms from a conventional third party insurer, DeAM reserved the right to provide substantially equivalent protection in the form of an indemnity or financial guarantee from an affiliate of DeAM. The D&O policy in effect prior to the Effective Date provided aggregate coverage of $25,000,000, subject to a $250,000 per claim deductible.

Trustee Fund Ownership. Under the Fund’s Governance Procedures and Guidelines, the Independent Trustees have established the expectation that within three years an Independent Trustee will have invested an amount in those funds he or she oversees (which shall include amounts held under a deferred fee agreement that are valued based on “shadow investments” in such funds) in the aggregate equal to at least one times the amount of the annual retainer received from such funds, with investments allocated to at least one money market, fixed-income and equity fund portfolio, where such an investment is suitable for the particular Independent Trustee’s personal investment needs. Each Independent Trustee is also encouraged to own an amount of shares (based upon their own individual judgment) of those funds that he oversees that is suitable for his own appropriate investment needs. The following table sets forth each Trustee’s share ownership of the Fund and all funds in the fund complex overseen by the Trustee as of December 31, 2002.

Scudder Technology Fund

Name of Trustee	Dollar Range of Securities Owned in Scudder Technology Fund	Aggregate Dollar Range of Securities Owned in All Funds in the Fund Complex Overseen by the Trustees
John W. Ballantine	None	Over $100,000
Lewis A. Burnham	None	Over $100,000
Donald L. Dunaway*	None	Over $100,000
James R. Edgar*	None	$50,001-$100,000
Paul K. Freeman**	None	Over $100,000
Richard T. Hale	None	Over $100,000
Robert B. Hoffman	None	Over $100,000
Shirley D. Peterson	$10,001-$50,000	Over $100,000
Fred B. Renwick	None	Over $100,000
John G. Weithers	$1-$10,000	Over $100,000

*	The dollar range of shares shown includes share equivalents of certain Scudder Funds in which Mr. Dunaway and Governor Edgar are deemed to be invested pursuant to the Funds’ Deferred Compensation Plan as more fully described above under “Remuneration.”
**	Mr. Freeman joined the Board of Trustees May 15, 2002; Mr. Freeman’s share ownership is shown as of December 5, 2003.

As of December 2, 2003, all Trustees and Officers of the Trust as a group owned beneficially (as that term is defined in section 13(d) of the Securities Exchange Act of 1934) less than 1% of the Fund.

To the best of the Fund’s knowledge, as of December 2, 2003, no person owned beneficially more than 5% of each class of the Fund’s outstanding shares, except as noted below.

As of December 2, 2003, 7,604 shares in the aggregate, or 8.56% of the outstanding shares of Scudder Technology Fund, Class I were held in the name of Scudder Trust Company Cust., IRA R/O Wayne F. Venckus, 13901 West 55th Ter., Shawnee, KS 66216-5003 who may be deemed to be beneficial owner of such shares.

As of December 2, 2003, 4,581 shares in the aggregate, or 5.16% of the outstanding shares of Scudder Technology Fund, Class I were held in the name of Scudder Trust Company Cust., IRA R/O Randy Watson, 932 Redwood Circle, Liberty, MO 64068 who may be deemed to be beneficial owner of such shares.

As of December 2, 2003, 10,237 shares in the aggregate, or 11.52% of the outstanding shares of Scudder Technology Fund, Class I were held in the name of ZKS Real Estate Partners LLC, Frederick Stephens/Kris Kaiser Ttee., FBO Charles J. Roloff, 1494 Pleasant Hill Road, Lafayette, CA 94549-2613 who may be deemed to be beneficial owner of such shares.

As of December 2, 2003, 124 shares in the aggregate, or 100.00% of the outstanding shares of Scudder Technology Fund, Institutional Class were held in the name of SSC Investment Corp., Attn: Bob Dicarlo, 222 S. Riverside Plz., Chicago, IL 60606-5808 who may be deemed to be beneficial owner of such shares.

Ownership in Securities of the Advisors and Related Companies

As reported to the Fund, the information in the following table reflects ownership by the Independent Trustees and their immediate family members of certain securities as of December 31, 2002. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Funds and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Funds (including Deutsche Bank AG).

Independent Trustees	Owner and Relationship to Trustees	Company	Title of Class	Value of Securities on an Aggregate Basis	Percent of Class on an Aggregate Basis
John W. Ballantine	n/a	None	n/a	n/a	n/a
Lewis A. Burnham	n/a	None	n/a	n/a	n/a
Donald L. Dunaway	n/a	None	n/a	n/a	n/a
James R. Edgar	n/a	None	n/a	n/a	n/a
Paul K. Freeman	n/a	None	n/a	n/a	n/a
Robert B. Hoffman	n/a	None	n/a	n/a	n/a
Shirley D. Peterson	n/a	None	n/a	n/a	n/a
Fred B. Renwick	n/a	None	n/a	n/a	n/a
John G. Weithers	n/a	None	n/a	n/a	n/a

TRUST ORGANIZATION

Deutsche Investment Management Americas Inc., the advisor of the Funds (the “Advisor”), is proposing the following fund merger as part of the Advisor’s initiative to restructure and streamline the family of Scudder funds: Scudder Technology Innovation Fund (the “Acquired Fund”) into Scudder Technology Fund (the “Acquiring Fund”). Completion of the merger is subject to a number of conditions, including final approval by each participating Fund’s Board and approval by shareholders of the Acquired Fund at a shareholder meeting expected to be held within approximately the next four months. Prior to the shareholder meeting, shareholders of the Acquired

Fund will receive (i) a Proxy Statement/Prospectus describing in detail the proposed merger and the Board’s considerations in recommending that shareholders approve the merger, and (ii) a Prospectus for the Acquiring Fund.

Organizational Description

Scudder Technology Fund, classified as a non-diversified fund, is a registered open-end management investment company organized as a Massachusetts business trust under a Declaration of Trust dated October 24, 1985.

Scudder Health Care Fund is classified as a diversified series and Scudder Technology Innovation Fund, is classified as non-diversified series of Scudder Securities Trust (formerly Scudder Development Fund), each is registered as an open-end management investment company organized as a Massachusetts business trust established under a Declaration of Trust dated October 16, 1985. The Trust’s predecessor was organized as a Delaware corporation in 1970.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a Fund. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of a Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a Fund or a Fund’s trustees. Moreover, the Declaration of Trust provides for indemnification out of Fund property for all losses and expenses of any shareholder held personally liable for the obligations of a Fund and a Fund will be covered by insurance which a Trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and a Fund itself is unable to meet its obligations.

The Trustees have the authority to create additional funds and to designate the relative rights and preferences as between the different funds. The Trustees also may authorize the division of shares of a Fund into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights and are redeemable as described in the SAI and in the Fund’s prospectus. Each share has equal rights with each other share of the same class of the Fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Trustees may also terminate any Fund or class by notice to the shareholders without shareholder approval. Currently, Class A, Class B, Class C Shares are offered to each Fund. Class S and Class AARP Shares are offered only by Scudder Health Care Fund and Scudder Technology Innovation Fund. Institutional Class Shares are only offered by Scudder Technology Fund and Scudder Health Care Fund.

Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of a successor or until such trustee sooner dies, resigns, retires or is removed.

Scudder Health Care Fund and Scudder Technology Innovation Fund. Any of the Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) with cause, by the action of two-thirds of the remaining Trustees. Any Trustee may be removed at any meeting of shareholders by vote of two-thirds of the outstanding shares. The Trustees shall promptly call a meeting of the shareholders for the purpose of voting upon the question of removal of any such Trustee or Trustees when requested in writing to do so by the holders of not less than ten percent of the outstanding shares, and in that connection, the Trustees will assist shareholder communications to the extent provided for in Section 16(c) under the 1940 Act.

Scudder Technology Fund. Any Trustee may be removed for cause at any time by written instrument, signed by at least a majority of the number of Trustees prior to such removal, specifying the date upon which such removal shall become effective. Any Trustee may be removed with or without cause (i) by the vote of the shareholders entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the mater voting together without regard to series or class at any meeting called for such purpose, or (ii) by a written consent filed with the custodian of the Trust’s portfolio securities and executed by the shareholder entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter voting together without regard to series or class. Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate shares constituting at least one percent of the outstanding shares of the Trust, shall apply to the

Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting to consider removal of a Trustee and accompanied by a form of communication and request that they wish to transmit, the Trustees will assist shareholder communications to the extent provided for in Section 16(c) under the 1940 Act.

PROXY VOTING GUIDELINES

The Funds have delegated proxy voting responsibilities to their investment advisor, subject to the Board’s general oversight. The Funds have delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the Funds’ best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures (“Policies”), and Proxy Voting Guidelines (“Guidelines”) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Funds, and the interests of the Advisor and its affiliates, including the Funds’ principal underwriter. The Guidelines set forth the Advisor’s general position on various proposals, such as:

•	Shareholder Rights — The Advisor generally votes against proposals that restrict shareholder rights.

•	Corporate Governance — The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.

•	Anti-Takeover Matters — The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

•	Compensation Matters — The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor’s criteria.

•	Routine Matters — The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter (“affiliated investment companies”). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company’s other shareholders (sometimes called “mirror” or “echo” voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the 1940 Act.

Although the Guidelines set forth the Advisor’s general voting positions on various proposals, the Advisor may, consistent with the Funds’ best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company’s management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management’s views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor’s conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

You may obtain information about how a Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the Securities and Exchange Commission’s Web site at www.sec.gov or by visiting our Web site at: aarp.scudder.com for Class AARP shares, myscudder.com for Class S shares, or scudder.com for all other classes (type “proxy voting” in the search field).

FINANCIAL STATEMENTS

Scudder Technology Fund

The financial statements, including the portfolio of investments of Scudder Technology Fund, together with the Report of Independent Auditors, Financial Highlights and notes to financial statements in the Annual Report to Shareholders of the Fund dated October 31, 2003 are incorporated herein by reference and are hereby deemed to be a part of this combined SAI.

Scudder Health Care Fund

The financial statements, including the portfolio of investments of Scudder Health Care Fund, together with the Report of Registered Independent Public Accounting Firm, Financial Highlights and notes to financial statements in the Annual Report to Shareholders of the Fund dated May 31, 2004 are incorporated herein by reference and are hereby deemed to be a part of this combined SAI.

Scudder Technology Innovation Fund

The financial statements, including the portfolio of investments of Scudder Technology Innovation Fund, together with the Report of Independent Registered Independent Public Accounting Firm, Financial Highlights and notes to financial statements in the Annual Report to Shareholders of the Fund dated May 31, 2004 are incorporated herein by reference and are hereby deemed to be a part of this combined SAI.

Information concerning portfolio holdings of a Scudder Fund as of a month end is available upon request no earlier than the 16th day after month end. Please call Scudder Investments at the number appearing on the front cover of this SAI to make such a request.

ADDITIONAL INFORMATION

The CUSIP numbers for each class of Scudder Technology Fund are:

Class A: 81123F-108

Class B: 81123F-207

Class C: 81123F-306

Class I: 81123F-405

Institutional Class: 81123F-504

Scudder Technology Fund has a fiscal year ending October 31.

The CUSIP numbers for each class of Scudder Health Care Fund are:

Class A: 811196-815

Class B: 811196-799

Class C: 811196-781

Institutional Class : 811196-773

Scudder Health Care Fund has a fiscal year ending May 31.

The CUSIP numbers for each class of Scudder Technology Innovation Fund are:

Class A: 811196-765

Class B: 811196-757

Class C: 811196-740

Scudder Technology Innovation Fund has a fiscal year ending May 31.

Many of the investment changes in a Fund will be made at prices different from those prevailing at the time they may be reflected in a regular report to shareholders of a Fund. These transactions will reflect investment decisions made by the Advisor in light of a Fund’s investment objectives and policies, its other portfolio holdings and tax considerations, and should not be construed as recommendations for similar action by other investors.

This Statement of Additional Information contains information about Scudder Technology Fund, Scudder Health Care Fund and Scudder Technology Innovation Fund. Each Fund, through its combined prospectus, offers only its own share classes, yet it is possible that one Fund might become liable for a misstatement regarding another Fund.

A Fund’s prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement and its amendments which each Fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to a Fund and the securities offered hereby. The Registration Statement and its amendments are available for inspection by the public at the offices of the SEC in Washington, D.C.

APPENDIX

BOND AND COMMERCIAL PAPER RATINGS

Set forth below are descriptions of ratings which represent opinions as to the quality of the securities. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

MOODY’S INVESTORS SERVICE, INC. — CORPORATE BOND RATINGS

Aaa: Bonds which are rated Aaa are judged to be of the highest quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper -medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B are considered speculative and generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are highly speculative. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, typically are in default and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

MOODY’S INVESTORS SERVICE, INC. — SHORT-TERM RATINGS

Moody’s short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. Issuers rated Prime-1 or P-1 (or supporting institutions) have a superior ability for repayment of short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics:

•	Leading market positions in well established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 or P-2 (or supporting institutions) have a strong ability for repayment of short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD & POOR’S RATINGS SERVICES — CORPORATE BOND RATINGS

INVESTMENT GRADE

AAA: Debt rated AAA has the highest rating assigned by S&P’s to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Debt rated BBB has an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated BB, B, CCC, CC, and C has significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: Debt rated CCC has a current vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: Debt rated CC has a current high vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal.

The rating CC is also applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

R: Debt rated `R’ is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

N.R.: Bonds may lack a S&P’s rating because no public rating has been requested, because there is insufficient information on which to base a rating, or because S&P’s does not rate a particular type of obligation as a matter of policy.

STANDARD & POOR’S RATINGS SERVICES — SHORT-TERM RATINGS

S&P’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the issuer to meet its financial commitments.

FITCH INVESTORS SERVICE, INC. — BOND RATINGS

INVESTMENT GRADE

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable events.

A: Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of good credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

SPECULATIVE GRADE

BB: Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business or financial alternatives may be available which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantages business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) or Minus (-): The ratings from AA to CC may be appended by the addition of a plus or minus sign to denote the relative status within the rating category.

NR: Indicates that Fitch Rating does not publicly rate the specific issue.

FITCH INVESTORS SERVICE, INC. — SHORT-TERM RATINGS

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest capacity for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect a capacity for timely payment only slightly less than issues rated F-1+.

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory capacity for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the capacity for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

SCUDDER SECURITIES TRUST (a “Trust”)

Scudder Technology Innovation Fund

Scudder Health Care Fund

October 1, 2004

SCUDDER TECHNOLOGY FUND (a “Trust” and collectively with

Scudder Securities Trust, the “Trusts”)

August 31, 2004, as revised October 1, 2004

STATEMENT OF ADDITIONAL INFORMATION

Class AARP and Class S Shares

This combined Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectuses for the Funds dated October 1, 2004 as amended from time to time for Scudder Technology Innovation Fund and Scudder Health Care Fund and dated October 1, 2004, as amended from time to time, for Scudder Technology Fund (each a “Fund” and together the “Funds”), copies of which may be obtained without charge by contacting Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-SCUDDER, or from the firm from which this Statement of Additional Information was obtained and is available along with other related materials on the Securities and Exchange Commission’s Internet Web site (http://www.sec.gov).

The Annual Reports to Shareholders dated May 31, 2004 for Scudder Technology Innovation Fund and Scudder Health Care Fund and the Annual Report to Shareholders dated October 30, 2003 and the Semiannual Report to Shareholders dated April 30, 2004 for Scudder Technology Fund accompany this Statement of Additional Information. They are incorporated by reference herein and are hereby deemed to be part of this Statement of Additional Information.

This Statement of Additional Information (“SAI”) is incorporated by reference into the applicable prospectus.

INVESTMENT RESTRICTIONS

Unless specified to the contrary, the following fundamental policies may not be changed without the approval of a majority of the outstanding voting securities of a Fund which, under the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules thereunder and as used in this SAI, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a Fund.

Except as otherwise indicated, each Fund’s investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance that a Fund’s objective will be met.

Scudder Health Care Fund has elected to be classified as a diversified series of an open-end investment management company. A diversified fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer.

Scudder Technology Innovation Fund and Scudder Technology Fund have each elected to be classified as a non-diversified series of an open-end investment company. A non-diversified fund may invest a greater proportion of its assets in the obligations of a small number of issuers, and may be subject to greater risk and substantial losses as a result of changes in the financial condition or the market’s assessment of the issuers. While not limited by the 1940 Act as to the proportion of its assets that it may invest in obligations of a single issuer, each Fund will comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the “Code”) for qualification as a regulated investment company.

As a matter of fundamental policy, each Fund will not:

(1)	borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(2)	issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(3)	engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(4)	purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities;

(5)	purchase physical commodities or contracts related to physical commodities;

(6)	make loans to other persons, except (i) loans of portfolio securities, and (ii) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund’s investment objective and policies may be deemed to be loans; or

(7)	(Scudder Technology Fund only): concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time, except that the Fund will concentrate its assets in the group of industries constituting the technology sector and may concentrate in one or more industries in the technology sector.

As a matter of nonfundamental policy, each Fund currently may not:

(1)	borrow money in an amount greater than 5% of its total assets, except (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in the Fund’s registration statement which may be deemed to be borrowings;

(2)	enter into either of reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets;

(3)	purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions, (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that the Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

(4)	purchase options, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

(5)	enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of the Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of the Fund’s total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

(6)	purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of the Fund’s total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value);

(7)	lend portfolio securities in an amount greater than 33 1/3% of its total assets;

(8)	invest more than 15% of net assets in illiquid securities; and

(9)	Scudder Health Care Fund and Scudder Technology Innovation Fund each will not acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the Investment Company Act of 1940, as amended.

Scudder Health Care Fund

Under normal circumstances, Scudder Health Care Fund will invest at least 80% of its total assets, plus the amount of any borrowings for investment purposes, in common stocks of US and foreign companies in the health care sector. A security will be considered appropriate for the Fund if at least 50% of its total assets, revenues, or net income is related to or derived from that sector. The industries in the health care sector are pharmaceuticals, biotechnology, medical products and supplies, and health care services. These include companies that operate hospitals and other health care facilities; companies that design, manufacture or sell medical supplies, equipment and support services; and pharmaceutical firms. Scudder Health Care Fund may also invest in companies engaged in medical, diagnostic, biochemical and biotechnological research and development.

Scudder Technology Innovation Fund

Under normal circumstances, Scudder Technology Innovation Fund will invest at least 80% of its total assets, plus the amount of any borrowings for investment purposes, in common stocks of companies in the technology sector. A security will be considered appropriate for the Fund if at least 50% of its total assets, revenues, or net income is related to or derived from that sector. The industries in the technology sector are computers (including software, hardware and internet-related businesses), computer services, telecommunications and semi-conductors. These types of products and services currently include computer hardware and software, semi-conductors, office equipment and automation, and Internet-related products and services.

Scudder Technology Fund

Under normal circumstances, Scudder Technology Fund will invest at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of US companies in the technology sector. For purposes of the Fund’s 80% investment policy, companies in the technology sector must commit at least half of their assets to the technology sector or derive at least half of their revenues or net income from that sector. The Fund invests primarily in securities of companies which the Advisor expects to benefit from technological advances and improvements (“technology companies”) with an emphasis on the securities of companies that the Advisor believes have potential for long-term capital growth. Technology companies include those whose processes, products or services, in the judgment of the Advisor, are or may be expected to be significantly benefited by scientific developments and the application of technical advances in industry, manufacturing and commerce resulting from improving technology in such fields as, for example, semi-conductors, software, telecom equipment and computers/hardware. This investment policy permits the Advisor to seek stocks having superior growth potential in virtually any industry in which they may be found.

The Fund may invest up to 10% of its total assets in entities, such as limited partnerships or trusts, that invest primarily in the securities of technology companies.

Concentration. Each Fund “concentrates,” for purposes of the 1940 Act, its assets in securities related to a particular industry sector which means that at least 25% of its net assets will be invested in these assets at all times. As a result, each Fund may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives.

Debt Securities. Each Fund may invest up to 20% of its total assets in debt securities, including bonds of private issuers, except that Scudder Health Care and Scudder Technology Innovation Fund may invest up to 20% of total assets in US Treasury and agency debt securities only.

Temporary Defensive Policy. For temporary defensive purposes, each Fund may invest, without limit, in cash and cash equivalents (including foreign money market instruments, such as bankers’ acceptances, certificates of deposit, commercial paper, short-term government and corporate obligations, and repurchase agreements), obligations issued or guaranteed by the US government, its agencies or instrumentalities (“Government Securities”), domestic repurchase agreements, money market instruments and high quality debt securities without equity features. In such a case, a Fund would not be pursuing, and may not achieve, its investment objective.

Master/feeder Fund Structure

The Boards of Trustees have the discretion to retain the current distribution arrangement for each fund while investing in a master fund in a master/feeder fund structure as described below.

A master/feeder fund structure is one in which a fund (a “feeder fund”), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the “master fund”) with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

INVESTMENT POLICIES AND TECHNIQUES

General Investment Objective and Policies

Descriptions in this SAI of a particular investment practice or technique in which a Fund may engage are meant to describe the spectrum of investments that Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”) in its discretion might, but is not required to, use in managing each Fund’s portfolio assets. The Advisor, may in its discretion at any time employ such practice, technique or instrument for one or more funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or instruments may not be principal activities of the Funds, but, to the extent employed, could from time to time have a material impact on a Fund’s performance.

It is possible that certain investment practices and techniques described below may not be permissible for a fund based on its investment restrictions, as described herein, and in the fund’s applicable prospectus.

Asset-Indexed Securities. A fund may purchase asset-indexed securities which are debt securities usually issued by companies in precious metals related businesses such as mining, the principal amount, redemption terms, or interest rates of which are related to the market price of a specified precious metal. A fund will only enter into transactions in publicly traded asset-indexed securities. Market prices of asset-indexed securities will relate primarily to changes in the market prices of the precious metals to which the securities are indexed rather than to changes in market rates of interest. However, there may not be a perfect correlation between the price movements of the asset-indexed securities and the underlying precious metals. Asset-indexed securities typically bear interest or pay dividends at below market rates (and in certain cases at nominal rates). A fund may purchase asset-indexed securities to the extent permitted by law.

Borrowing. As a matter of fundamental policy, a Fund will not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. While each Fund’s Board of Trustees does not currently intend to borrow for investment leveraging purposes, if such a strategy were implemented in the future it would increase the Funds’ volatility and the risk of loss in a declining market. Borrowing by a fund will involve special risk considerations. Although the principal of a Fund’s borrowings will be fixed, a Fund’s assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.

Combined Transactions. A fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions (“component” transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of the fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Common Stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, a fund participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic and financial market movements. Despite the risk of price volatility, however, common stocks have historically offered a greater potential for long-term gain on investment, compared to other classes of financial assets such as bonds or cash equivalents, although there can be no assurance that this will be true in the future.

Convertible Securities. A fund may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

The convertible securities in which a fund may invest are either fixed income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes (“LYONs”(TM)).

Depositary Receipts. A fund may invest in sponsored or unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), International Depositary Receipts (“IDRs”) and other types of Depositary Receipts (which, together with ADRs, EDRs, GDRs and IDRs are hereinafter referred to as “Depositary Receipts”). Depositary receipts provide indirect investment in securities of foreign issuers. Prices of unsponsored Depositary Receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary Receipts which are bought and sold in the United States and are typically issued by a US bank or trust company which evidence ownership of underlying securities by a foreign corporation. GDRs, IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they may also be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of a fund’s investment policies, a fund’s investments in ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities. Depositary Receipts, including those denominated in US dollars will be subject to foreign currency exchange rate risk. However, by investing in US dollar-denominated ADRs rather than directly in foreign issuers’ stock, a fund avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. However, certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.

Dollar Roll Transactions. Dollar roll transactions consist of the sale by a fund to a bank or broker/dealer (the “counterparty”) of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a fund agrees to buy a security on a future date.

A fund will segregate cash, US Government securities or other liquid assets in an amount sufficient to meet their purchase obligations under the transactions. A fund will also maintain asset coverage of at least 300% for all outstanding firm commitments, dollar rolls and other borrowings.

Dollar rolls may be treated, for purposes of the 1940 Act, as borrowings of a fund because they involve the sale of a security coupled with an agreement to repurchase. A dollar roll involves costs to a fund. For example, while a fund receives a fee as consideration for agreeing to repurchase the security, a fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by a fund, thereby effectively charging a fund interest on its borrowing. Further, although a fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of a fund’s borrowing.

The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a fund’s right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before a fund is able to purchase them. Similarly, a fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to a fund, the security that a fund is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that a fund’s use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

Eurodollar Instruments. A fund may make investments in Eurodollar instruments. Eurodollar instruments are US dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate (“LIBOR”), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Eurodollar Obligations. Eurodollar bank obligations are US dollar-denominated certificates of deposit and time deposits issued outside the US capital markets by foreign branches of US banks and US branches of foreign banks. Eurodollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar obligations are subject to certain sovereign risks.

Foreign Currencies. Because investments in foreign securities usually will involve currencies of foreign countries, and because the Fund may hold foreign currencies and forward contracts, futures contracts and options on foreign currencies and foreign currency futures contracts, the value of the assets of a fund as measured in US dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a fund may incur costs and experience conversion difficulties and uncertainties in connection with conversions between various currencies. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security.

The strength or weakness of the US dollar against these currencies is responsible for part of a fund’s investment performance. If the dollar falls in value relative to the Japanese yen, for example, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall. Many foreign currencies have experienced significant devaluation relative to the dollar.

Although a fund values its assets daily in terms of US dollars, it does not intend to convert its holdings of foreign currencies into US dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. A fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.

Foreign Fixed Income Securities. Since most foreign fixed income securities are not rated, a fund will invest in foreign fixed income securities based on the Advisor’s analysis without relying on published ratings. Since such investments will be based upon the Advisor’s analysis rather than upon published ratings, achievement of a fund’s goals may depend more upon the abilities of the Advisor than would otherwise be the case.

The value of the foreign fixed income securities held by the Fund, and thus the net asset value of a fund’s shares, generally will fluctuate with (a) changes in the perceived creditworthiness of the issuers of those securities, (b) movements in interest rates, and (c) changes in the relative values of the currencies in which a fund’s investments in fixed income securities are denominated with respect to the US Dollar. The extent of the fluctuation will depend on various factors, such as the average maturity of a fund’s investments in foreign fixed income securities, and the extent to which a fund hedges its interest rate, credit and currency exchange rate risks. A longer average maturity generally is associated with a higher level of volatility in the market value of such securities in response to changes in market conditions.

Investments in sovereign debt, including Brady Bonds, involve special risks. Brady Bonds are debt securities issued under a plan implemented to allow debtor nations to restructure their outstanding commercial bank indebtedness. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity’s willingness to meet the terms of its fixed income securities, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted, and a fund may be unable to collect all or any part of its investment in a particular issue. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceed of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt or increase the costs and expenses of a fund. Sovereign debt may be issued as part of debt restructuring and such debt is to be considered speculative. There is a history of defaults with respect to commercial bank loans by public and private entities issuing Brady Bonds. All or a portion of the interest payments and/or principal repayment with respect to Brady Bonds may be uncollateralized.

Foreign Investment. While a fund offers the potential for substantial appreciation over time, it also involves above-average investment risk in comparison to a mutual fund investing in a broad range of US equity securities. A fund is designed as a long-term investment and not for short-term trading purposes. A fund should not be considered a complete investment program, although it could serve as a core international holding for an individual’s portfolio. A fund’s net asset value, or price, can fluctuate significantly with changes in stock market levels, political developments, movements in currencies, global investment flows and other factors.

Foreign Securities. Investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in US securities and which may favorably or unfavorably affect a fund’s performance. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign securities markets, while growing in volume of trading activity, have substantially less volume than the US market, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. Similarly, volume and liquidity in most foreign bond markets is less than in the US and, at times, volatility of price can be greater than in the US. Fixed commissions on some foreign securities exchanges and bid to asked spreads in foreign bond markets are generally higher than commissions or bid to asked spreads on US markets, although the Advisor will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less governmental supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the US. It may be more difficult for the Fund’s agents to keep currently informed about corporate actions in foreign countries which may affect the prices of portfolio securities. Communications between the US and foreign countries may be less reliable than within the US, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities without delivery may be required in certain foreign markets. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect US investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The management of a fund seeks to mitigate the risks associated with the foregoing considerations through continuous professional management.

High Yield/High Risk Bonds. A fund may also purchase debt securities which are rated below investment-grade (commonly referred to as “junk bonds”), that is, rated below Baa by Moody’s or below BBB by S&P and unrated securities judged to be of equivalent quality as determined by the Advisor. These securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. The lower the ratings of such debt securities, the more their risks render them like equity securities. Securities rated D may be in default with respect to payment of principal or interest. See the Appendix to this SAI for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

Issuers of such high yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a fund’s net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

A fund may have difficulty disposing of certain high yield (high risk) securities because they may have a thin trading market. Because not all dealers maintain markets in all high yield securities, a fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and a fund’s ability to dispose of particular issues and may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing a fund’s assets. Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is generally the policy of the Advisor not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of a fund’s investment objective by investment in such securities may be more dependent on the Advisor’s credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Advisor will determine whether it is in the best interests of a fund to retain or dispose of such security.

Prices for below investment-grade securities may be affected by legislative and regulatory developments. Also, Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest payments in these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.

Illiquid Securities and Restricted Securities. A fund may purchase securities that are subject to legal or contractual restrictions on resale (“restricted securities”). Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended (the “1933 Act”). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

Each fund’s Board has approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirement that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, a fund may be required to bear all or part of the registration expenses. A fund may be deemed to be an “underwriter” for purposes of the 1933 Act when selling restricted securities to the public and, in such event, a fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

A fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

A fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between a fund’s decision to sell a restricted or illiquid security and the point at which a fund is permitted or able to sell such security, a fund might obtain a price less favorable than the price that prevailed when it decided to sell.

Interfund Borrowing and Lending Program. The Funds have received exemptive relief from the Securities and Exchange Commission (the “SEC”) which permits a fund to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, the fund may participate in the program only if and to the extent that such participation is consistent with the fund’s investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day’s notice. The fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent a fund is actually engaged in borrowing through the interfund lending program, the Fund will comply with its non-fundamental policy on borrowing.

IPO Risk. Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. A fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a smaller component of a fund’s portfolio as a fund’s assets increase (and thus have a more limited effect on a fund’s performance).

Investment Company Securities. A fund may acquire securities of other investment companies to the extent consistent with its investment objective and subject to the limitations of the 1940 Act. A fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

For example, a fund may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Examples of index-based investments include:

SPDRs(R): SPDRs, an acronym for “Standard & Poor’s Depositary Receipts,” are based on the S&P 500 Composite Stock Price Index. They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

MidCap SPDRs(R): MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

Select Sector SPDRs(R): Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor’s Composite Stock Price Index. They are issued by The Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

DIAMONDS(SM): DIAMONDS are based on the Dow Jones Industrial Average(SM). They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq 100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.

WEBs(SM): WEBs, an acronym for “World Equity Benchmark Shares,” are based on 17 country-specific Morgan Stanley Capital International Indexes. They are issued by the WEBs Index Fund, Inc., an open-end management investment company that seeks to generally correspond to the price and yield performance of a specific Morgan Stanley Capital International Index.

Investment-Grade Bonds. A fund may purchase “investment-grade” bonds, which are those rated Aaa, Aa, A or Baa by Moody’s or AAA, AA, A or BBB by S&P or, if unrated, judged to be of equivalent quality as determined by the Advisor. Moody’s considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics. To the extent that a fund invests in higher-grade securities, a fund will not be able to avail itself of opportunities for higher income which may be available at lower grades.

Investing in Emerging Markets. A fund’s investments in foreign securities may be in developed countries or in countries considered by a fund’s Advisor to have developing or “emerging” markets, which involves exposure to economic structures that are generally less diverse and mature than in the United States, and to political systems that may be less stable. A developing or emerging market country can be considered to be a country that is in the initial stages of its industrialization cycle. Currently, emerging markets generally include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries. Currently, investing in many emerging markets may not be desirable or feasible because of the lack of adequate custody arrangements for a fund’s assets, overly burdensome repatriation and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or other reasons. As opportunities to invest in securities in emerging markets develop, a fund may expand and further broaden the group of emerging markets in which it invests. In the past, markets of developing or emerging market countries have been more volatile than the markets of developed countries; however, such markets often have provided higher rates of return to investors. The Advisor believes that these characteristics may be expected to continue in the future.

Most emerging securities markets have substantially less volume and are subject to less governmental supervision than US securities markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. In addition, there is less regulation of securities exchanges, securities dealers, and listed and unlisted companies in emerging markets than in the US.

Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have not kept pace with the volume of securities transactions. Delays in settlement could result in temporary periods when a portion of the assets of a fund is uninvested and no return is earned thereon. The inability of a fund to make intended security purchases due to settlement problems could cause a fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to a fund due to subsequent declines in value of the portfolio security or, if the fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities are generally higher than costs associated with transactions in US securities. Such transactions also involve additional costs for the purchase or sale of foreign currency.

Certain emerging markets require prior governmental approval of investments by foreign persons, limit the amount of investment by foreign persons in a particular company, limit the investment by foreign persons only to a specific class of securities of a company that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging markets may also restrict investment opportunities in issuers in industries deemed important to national interest.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market’s balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to a fund of any restrictions on investments.

In the course of investment in emerging markets, a fund will be exposed to the direct or indirect consequences of political, social and economic changes in one or more emerging markets. While a fund will manage its assets in a manner that will seek to minimize the exposure to such risks, there can be no assurance that adverse political, social or economic changes will not cause a Fund to suffer a loss of value in respect of the securities in a fund’s portfolio.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a fund’s securities in such markets may not be readily available. A fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly if a fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from a fund’s identification of such condition until the date of the SEC action, a fund’s securities in the affected markets will be valued at fair value determined in good faith by or under the direction of a fund’s Board.

Volume and liquidity in most foreign markets are less than in the US, and securities of many foreign companies are less liquid and more volatile than securities of comparable US companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on US exchanges, although a fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of business and industry practices, securities exchanges, brokers, dealers and listed companies than in the US. Mail service between the US and foreign countries may be slower or less reliable than within the US, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for certificated portfolio securities. In addition, with respect to certain emerging markets, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect a fund’s investments in those countries. Moreover, individual emerging market economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

A fund may have limited legal recourse in the event of a default with respect to certain debt obligations it holds. If the issuer of a fixed-income security owned by a fund defaults, a fund may incur additional expenses to seek recovery. Debt obligations issued by emerging market country governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. A fund’s ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer’s willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.

Income from securities held by a fund could be reduced by a withholding tax at the source or other taxes imposed by the emerging market countries in which a fund makes its investments. A fund’s net asset value may also be affected by changes in the rates or methods of taxation applicable to a fund or to entities in which a fund has invested. The Advisor will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

Many emerging markets have experienced substantial, and, in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in a fund’s portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect the Fund’s assets should these conditions recur.

The ability of emerging market country governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer’s balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market’s trading partners could also adversely affect the country’s exports and diminish its trade account surplus, if any. To the extent that emerging markets receive payment for its exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

Investment of Uninvested Cash Balances. A fund may have cash balances that have not been invested in portfolio securities (“Uninvested Cash”). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an Exemptive Order issued by the SEC, a Fund may use Uninvested Cash to purchase shares of affiliated funds including money market funds, short-term bond funds and Scudder Cash Management Investment Trust, or one or more future entities for which the Advisor acts as trustee or investment advisor that operate as cash management investment vehicles and that are excluded from the definition of investment company pursuant to section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the “Central Funds”) in excess of the limitations of Section 12(d)(1) of the 1940 Act. Investment by a Fund in shares of the Central Funds will be in accordance with a Fund’s investment policies and restrictions as set forth in its registration statement.

Certain of the Central Funds comply with rule 2a-7 under the 1940 Act. The other Central Funds are or will be short-term bond funds that invest in fixed-income securities and maintain a dollar weighted average maturity of three years or less. Each of the Central Funds will be managed specifically to maintain a highly liquid portfolio, and access to them will enhance a Fund’s ability to manage Uninvested Cash.

A Fund will invest Uninvested Cash in Central Funds only to the extent that a Fund’s aggregate investment in the Central Funds does not exceed 25% of its total assets. Purchase and sales of shares of Central Funds are made at net asset value.

Lending of Portfolio Securities. Each fund may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the fund. Each fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower “marks to the market” on a daily basis), (c) the loan be made subject to termination by the fund at any time, and (d) the fund receives reasonable interest on the loan (which may include the fund investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers selected by the fund’s delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.

At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company’s Board of Trustees. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by the fund may be invested in a money market fund managed by the Advisor (or one of its affiliates).

Participation Interests. A fund may purchase from financial institutions participation interests in securities in which a fund may invest. A participation interest gives a fund an undivided interest in the security in the proportion that a fund’s participation interest bears to the principal amount of the security. These instruments may have fixed, floating or variable interest rates. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by US Government securities, or, in the case of unrated participation interest, determined by the Advisor to be of comparable quality to those instruments in which the Fund may invest. For certain participation interests, a fund will have the right to demand payment, on not more than seven days’ notice, for all or any part of a fund’s participation interests in the security, plus accrued interest. As to these instruments, a fund generally intends to exercise its right to demand payment only upon a default under the terms of the security.

Privatized Enterprises. Investments in foreign securities may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. A fund’s investments in the securities of privatized enterprises may include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of foreign entities, such as a fund, to participate in privatizations may be limited by local law, or the price or terms on which the Fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which a fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization or management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as an enterprise’s prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Prior to privatization, most of the state enterprises in which the Fund may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering, these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to operate effectively in a competitive market and may suffer losses or experience bankruptcy due to such competition.

Real Estate Investment Trusts (“REITs”). REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. Investment in REITs may subject the Fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of the Fund’s investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.

Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, (the “Code”) and to maintain exemption from the registration requirements of the Investment Company Act of 1940, as amended. By investing in REITs indirectly through a fund, a shareholder will bear not only his or her proportionate share of the expenses of a fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Repurchase Agreements. A fund may invest in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, a fund acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.

A repurchase agreement provides a means for a fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., a fund) acquires a security (“Obligation”) and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and the value of such securities is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to a fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a fund together with the repurchase price upon repurchase. In either case, the income to a Fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry System.

It is not clear whether a court would consider the Obligation purchased by a fund subject to a repurchase agreement as being owned by that fund or as being collateral for a loan by that fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a fund has not perfected a security interest in the Obligation, that fund may be required to return the Obligation to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt Obligation purchased for a fund, the Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a fund may incur a loss if the proceeds to that fund of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a fund will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

Reverse Repurchase Agreements. A fund may enter into “reverse repurchase agreements,” which are repurchase agreements in which a fund, as the seller of the securities, agrees to repurchase them at an agreed time and price. A fund maintains a segregated account in connection with outstanding reverse repurchase agreements. A fund will enter into reverse repurchase agreements only when the Advisor believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. Such transactions may increase fluctuations in the market value of a fund’s assets and may be viewed as a form of leverage.

Section 4(2) Paper. Subject to its investment objectives and policies, a fund may invest in commercial paper issued by major corporations under the 1933 Act in reliance on the exemption from registration afforded by Section 3(a)(3) thereof. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited. A fund also may invest in commercial paper issued in reliance on the so-called “private placement” exemption from registration afforded by Section 4(2) of the 1933 Act (“Section 4(2) paper”). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as a fund who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like a fund through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The Advisor considers the legally restricted but readily saleable Section 4(2) paper to be liquid; however, pursuant to procedures approved by a fund’s Board, if a particular investment in Section 4(2) paper is not determined to be liquid, that investment will be included within the limitation of a fund on illiquid securities. The Advisor monitors the liquidity of its investments in Section 4(2) paper on a continuing basis.

Short Sales Against the Box. A fund may make short sales of common stocks if, at all times when a short position is open, a fund owns the stock or owns preferred stocks or debt securities convertible or exchangeable, without payment of further consideration, into the shares of common stock sold short. Short sales of this kind are referred to as short sales “against the box.” The broker/dealer that executes a short sale generally invests cash proceeds of the sale until they are paid to a fund. Arrangements may be made with the broker/dealer to obtain a portion of the interest earned by the broker on the investment of short sale proceeds. A fund will segregate the common stock or convertible or exchangeable preferred stock or debt securities in a special account with the custodian. Uncertainty regarding the tax effects of short sales of appreciated investments may limit the extent to which a fund may enter into short sales against the box.

Small Company Risk. The Advisor believes that many small companies may have sales and earnings growth rates which exceed those of larger companies, and that such growth rates may in turn be reflected in more rapid share price appreciation over time. However, investing in smaller company stocks involves greater risk than is customarily associated with investing in larger, more established companies. For example, smaller companies can have limited product lines, markets, or financial and managerial resources. Smaller companies may also be dependent on one or a few key persons, and may be more susceptible to losses and risks of bankruptcy. Also, the securities of smaller companies may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time). Transaction costs in smaller company stocks may be higher than those of larger companies.

Warrants. A fund may invest in warrants up to 5% of the value of its total assets. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a fund were not exercised by the date of its expiration, the Fund would lose the entire purchase price of the warrant.

Zero Coupon Securities. Zero coupon securities pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest (cash). Zero coupon securities which are convertible into common stock offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

Zero coupon securities include municipal securities, securities issued directly by the US Treasury, and US Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal (“coupons”) which have been separated by their holder, typically a custodian bank or investment brokerage firm, from the underlying principal (the “corpus”) of the US Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including “Treasury Income Growth Receipts” (TIGRS(TM)) and Certificate of Accrual on Treasuries (CATS(TM)). The underlying US Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the US Treasury securities have stated that, for federal tax and securities purposes, in their opinion purchasers of such certificates, such as a fund, most likely will be deemed the beneficial holder of the underlying US Government securities. A fund understand that the staff of the SEC no longer considers such privately stripped obligations to be US Government securities, as defined in the 1940 Act; therefore, a fund intend to adhere to this staff position and will not treat such privately stripped obligations to be US Government securities for the purpose of determining if a fund is “diversified” under the 1940 Act.

The US Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. The Federal Reserve program as established by the Treasury Department is known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities.” Under the STRIPS program, the Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying US Treasury securities.

When US Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself (see “TAXES” herein).

Strategic Transactions and Derivatives. A fund may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of the fixed-income securities in a fund’s portfolio or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

In the course of pursuing these investment strategies, a fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called “Strategic Transactions”). In addition, Strategic Transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limits imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a fund’s portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of a fund’s portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of a fund’s assets will be committed to certain Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a fund to utilize these Strategic Transactions successfully will depend on the Advisor’s ability to predict pertinent market movements, which cannot be assured. A fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of a fund, and a fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of a fund.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor’s view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a fund can realize on its investments or cause a Fund to hold a security it might otherwise sell. The use of currency transactions can result in a fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of a fund’s position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of fund assets in special accounts, as described below under “Use of Segregated and Other Special Accounts.”

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Fund’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving a fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A fund’s purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect a fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. A fund is authorized to purchase and sell exchange listed options and over-the-counter options (“OTC options”). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A fund’s ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting a fund to require the Counterparty to sell the option back to a fund at a formula price within seven days. A fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a fund or fails to make a cash settlement payment due in accordance with the terms of that option, a fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied. A fund will engage in OTC option transactions only with US government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers” or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody’s or an equivalent rating from any nationally recognized statistical rating organization (“NRSRO”) or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor. The staff of the SEC currently takes the position that OTC options purchased by a fund, and portfolio securities “covering” the amount of the Fund’s obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to a fund’s limitation on investing no more than 15% of its net assets in illiquid securities.

If a fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase a fund’s income. The sale of put options can also provide income.

A fund may purchase and sell call options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on US and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by a fund must be “covered” (i.e., a fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a fund will receive the option premium to help protect it against loss, a call sold by a fund exposes a fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

A fund may purchase and sell put options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. In selling put options, there is a risk that a fund may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. A fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

Each fund has claimed exclusion from the definition of the term “commodity pool operator” adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. Therefore, each fund is not subject to commodity pool operator registration and regulation under the Commodity Exchange Act. Futures and options on futures may be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes to the extent consistent with the exclusion from commodity pool operator registration. Typically, maintaining a futures contract or selling an option thereon requires a fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of a fund. If a fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

Currency Transactions. A fund may engage in currency transactions with counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody’s, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.

A fund’s dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

A fund generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

A fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a fund has or in which a fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a fund’s portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a fund’s portfolio securities are or are expected to be denominated, in exchange for US dollars. The amount of the commitment or option would not exceed the value of a fund’s securities denominated in correlated currencies. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that a fund is engaging in proxy hedging. If a fund enters into a currency hedging transaction, a fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which a fund may enter are interest rate, currency, index and other swaps and the purchase or sale of related caps, floors and collars. A fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Funds anticipate purchasing at a later date. A fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream a fund may be obligated to pay. Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

A fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as a fund will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Advisor and a fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. A fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody’s or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Advisor. If there is a default by the Counterparty, a fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that a fund segregate cash or liquid assets with its custodian to the extent fund obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a fund will require a fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a fund on an index will require a fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a fund requires a fund to segregate cash or liquid assets equal to the exercise price.

Except when a fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates a fund to buy or sell currency will generally require a fund to hold an amount of that currency or liquid assets denominated in that currency equal to a fund’s obligations or to segregate cash or liquid assets equal to the amount of a fund’s obligation.

OTC options entered into by a funds, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when a fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a fund sell a call option on an index at a time when the in-the-money amount exceeds the exercise price, a fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by a fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and a fund will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, a fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, a fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a fund’s net obligation, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. A fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, a fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by a fund. Moreover, instead of segregating cash or liquid assets if a fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

Risks of Strategic Transactions Outside the US. When conducted outside the US, Strategic Transactions may not be regulated as rigorously as in the US, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the US of data on which to make trading decisions, (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the US, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the US, and (v) lower trading volume and liquidity.

Options on Securities Indices and Other Financial Indices. A fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Supranational Entities. Supranational entities are international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, The Asian Development Bank and the InterAmerican

Development Bank. Obligations of supranational entities are backed by the guarantee of one or more foreign governmental parties which sponsor the entity.

When-Issued Securities. A fund may from time to time purchase equity and debt securities on a “when-issued,” “delayed delivery” or “forward delivery” basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the securities takes place at a later date. During the period between purchase and settlement, no payment is made by a fund to the issuer and no interest accrues to the fund. When a fund purchases such securities, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure to deliver a security purchased on this basis may result in a loss or missed opportunity to make an alternative investment.

To the extent that assets of a fund are held in cash pending the settlement of a purchase of securities, a fund would earn no income. While such securities may be sold prior to the settlement date, a fund intends to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a fund makes the commitment to purchase a security on this basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the securities may be more or less than the purchase price. A fund will establish a segregated account in which it will maintain cash and liquid securities equal in value to commitments for such securities.

MANAGEMENT OF THE FUNDS

Investment Advisor

DeIM, which is part of Deutsche Asset Management, is the investment advisor for each Fund. Under the supervision of the Boards of Trustees of the applicable Funds, DeIM, with headquarters at 345 Park Avenue, New York, New York, makes the Funds’ investment decisions, buys and sells securities for the Funds and conducts research that leads to these purchase and sale decisions. DeIM, together with its predecessors have more than 80 years of experience managing mutual funds and provide a full range of investment advisory services to institutional and retail clients. The Advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeAM is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM, together with its predecessors, is one of the most experienced investment counsel firms in the US. It was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928 it introduced the first no-load mutual fund to the public. In 1953 Scudder introduced Scudder International Fund, Inc., the first mutual fund available in the US investing internationally in securities of issuers in several foreign countries. The predecessor firm reorganized from a partnership to a corporation on June 28, 1985. On December 31, 1997, Zurich Insurance Company (“Zurich”) acquired a majority interest in Scudder, and Zurich Kemper Investments, Inc., a Zurich subsidiary, became part of Scudder. Scudder’s name was changed to Scudder Kemper Investments, Inc. On January 1, 2001, Scudder changed its name from Scudder Kemper Investments, Inc. to Zurich Scudder Investments, Inc. On April 5, 2002, 100% of Scudder, not including certain U.K. operations (known as Threadneedle Investments), was acquired by Deutsche Bank AG.

The Advisor manages each Fund’s daily investment and business affairs subject to the policies established by each Trust’s Board of Trustees.

Pursuant to an investment management agreement with each Fund, the Advisor acts as each Fund’s investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits its officers and employees to serve without compensation as trustees or officers of one or more Funds if elected to such positions. To the extent permissible by law, the Advisor may appoint certain of its affiliates as sub-advisors to perform certain of the Advisor’s duties.

The principal source of the Advisor’s income is professional fees received from providing continuous investment advice, and the firm derives no income from brokerage or underwriting of securities. Today it provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

The Advisor maintains a large research department, which conducts continuous studies of the factors that affect the position of various industries, companies and individual securities. The Advisor receives published reports and statistical compilations from issuers and other sources, as well as analyses from brokers and dealers who may execute portfolio transactions for the Advisor’s clients. However, the Advisor regards this information and material as an adjunct to its own research activities. The Advisor’s international investment management team travels the world researching hundreds of companies. In selecting securities in which a Fund may invest, the conclusions and investment decisions of the Advisor with respect to a Fund are based primarily on the analyses of its own research department.

In certain cases, the investments for a Fund are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that a Fund is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of a Fund can be expected to vary from those of these other mutual funds.

Certain investments may be appropriate for a Fund and also for other clients advised by the Advisor. Investment decisions for a Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Fund. Purchase and sale orders for a Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a Fund.

The present investment management agreements (the “Agreements”) each dated April 5, 2002 were last approved by the Trustees of Scudder Technology Innovation Fund and Scudder Health Care Fund on August 10, 2004 and by the Trustees of Scudder Technology Fund on September 26, 2003. Each Agreement will continue in effect from year to year thereafter only if their continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreements or interested persons of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Trust’s Trustees or of a majority of the outstanding voting securities of the Fund.

The Agreements may be terminated at any time without payment of penalty by either party on sixty days’ written notice and automatically terminate in the event of their assignment.

Under each Fund’s Agreement, the Advisor regularly provides each Fund with continuing investment management for each Fund’s portfolio consistent with each Fund’s investment objective, policies and restrictions and determines what securities shall be purchased, held or sold and what portion of a Fund’s assets shall be held uninvested, subject to each Trust’s Declaration of Trust, By-Laws, the 1940 Act, the Code and to each Fund’s investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Boards of Trustees of the Trusts may from time to time establish. The Advisor also advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of each Fund.

Under each Fund’s Agreement, the Advisor also renders administrative services (not otherwise provided by third parties) necessary for each Fund’s operations as an open-end investment company including, but not limited to, preparing reports and notices to the Trustees and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to a Fund (such as each Fund’s transfer agent, pricing agents, Custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of each Fund’s federal, state and local tax returns; preparing and filing each Fund’s federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of each Fund under applicable federal and state securities laws; maintaining each Fund’s books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of each Fund; assisting in the resolution of accounting and legal issues; establishing and monitoring each Fund’s operating budget; processing the payment of each Fund’s bills; assisting each Fund in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting each Fund in the conduct of its business, subject to the direction and control of the Trustees.

Pursuant to a sub-administration agreement among the Advisor and State Street Bank and Trust Company (“SSB”), the Advisor has delegated certain administrative functions to SSB under the investment management agreement. The costs and expenses of such delegation are borne by the Advisor, not by a Fund.

The Advisor pays the compensation and expenses of all Trustees, officers and executive employees of a Fund affiliated with the Advisor and makes available, without expense to the Trusts, the services of such Trustees, officers and employees of the Advisor as may duly be elected officers or Trustees of the Trusts, subject to their individual consent to serve and to any limitations imposed by law, and provides a Fund’s office space and facilities.

Each Fund is managed by a team of investment professionals who each play an important role in a Fund’s management process. Team members work together to develop investment strategies and select securities for a Fund’s portfolio. This team works for the Advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The Advisor or its affiliates believe(s) its team approach benefits Fund investors by bringing together many disciplines and leveraging its extensive resources. Team members with primary responsibility for management of the Funds, as well as team members who have other ongoing management responsibilities for each Fund, are identified in each Fund’s prospectus, as of the date of the Fund’s prospectus. Composition of the team may change over time, and Fund shareholders and investors will be notified of changes affecting individuals with primary Fund management responsibility.

Scudder Health Care Fund

Scudder Health Care Fund pays the Advisor an advisory fee at the annual rate of 0.85% for the first $500 million of average daily net assets and 0.80% on net assets over $500 million. The fee is payable monthly, provided that the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.

Scudder Technology Innovation Fund

Scudder Technology Innovation Fund pays the Advisor a fee equal to an annual rate of 0.85% of the first $500 million of the average daily net assets, 0.80% on the next $500 million, 0.75% on the next $500 million, 0.70% on the next $500 million and 0.65% of such net assets in excess of $2 billion. The fee is payable monthly, provided that the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.

Scudder Technology Fund

The current advisory fee rates are payable monthly at the annual rate shown below:

Average Daily Net Assets	Scudder Technology Fund
$0 - $250 million	0.58%
$250 million - $1 billion	0.55
$1 billion - $2.5 billion	0.53
$2.5 billion - $5 billion	0.51
$5 billion - $7.5 billion	0.48
$7.5 billion - $10 billion	0.46
$10 billion - $12.5 billion	0.44
over $12.5 billion	0.42

The fee is payable monthly, provided that the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.

The advisory fees paid by each Fund for its last three fiscal years ending May 31 for Scudder Health Care Fund and Scudder Technology Innovation Fund and October 31 for Scudder Technology Fund are shown in the table below.

Fund	2004	2003	2002
Scudder Health Care Fund	$1,909,959	$1,460,499	$1,965,090
Scudder Technology Innovation Fund	$1,828,926	$1,401,382	$2,493,714
Fund	2003	2002	2001
Scudder Technology Fund	$7,501,804	$9,910,571	$17,186,344

Under its Agreement, a Fund is responsible for all of its other expenses including: organizational costs, fees and expenses incurred in connection with membership in investment company organizations; brokers’ commissions; legal, auditing and accounting expenses; insurance; taxes and governmental fees; the fees and expenses of the Transfer Agent; any other expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Trustees, officers and employees of the Fund who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. Each Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Fund. Each Fund is also responsible for its expenses of shareholders’ meetings, the cost of responding to shareholders’ inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees of the applicable Fund with respect thereto.

Scudder Technology Innovation Fund and Scudder Health Care Fund. Each Agreement identifies the Advisor as the exclusive licensee of the rights to use and sublicense the names “Scudder,” “Scudder Investments” and “Scudder, Stevens and Clark, Inc.” (together, the “Scudder Marks”). Under this license, the Trust, with respect to a Fund, has the non-exclusive right to use and sublicense the Scudder name and marks as part of its name, and to use the Scudder Marks in the Trusts’ investment products and services. The term “Scudder Investments” is the designation given to the services provided by Deutsche Investment Management Americas Inc. and its affiliates to the Scudder Mutual Funds.

All Funds. In reviewing the terms of each Agreement and in discussions with the Advisor concerning such Agreements, the Trustees of the Trusts who are not “interested persons” of the Advisor are represented by independent counsel at the Funds’ expense.

Each Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreement.

Officers and employees of the Advisor from time to time may have transactions with various banks, including the Funds’ custodian bank. It is the Advisor’s opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Fund relationships.

AARP through its affiliates monitors and approves the AARP Investment Program from Scudder Investments, but does not recommend specific mutual funds. The advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of each fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP Classes of all funds managed by the advisor. The fee rates, which decrease as the aggregate net assets of the AARP Classes become larger, are as follows: 0.07% for the first $6 billion in net assets, 0.06% for the next $10 billion and 0.05% thereafter. These amounts are used for the general purposes of AARP and its members.

Scudder Health Care Fund and Scudder Technology Innovation Fund. Effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of each class at 1.39% of average daily net assets for Class AARP and S shares of Scudder Health Care Fund and 1.55% of average daily net assets for Class AARP and S shares of Scudder Technology Innovation Fund. These limitations exclude organization expenses, taxes, brokerage, interest expense, Rule 12b-1 and/or service fees, extraordinary expenses and the fees and expenses of Independent Trustees (including the fees and expenses of their independent counsel).

Scudder Technology Fund. Through December 31, 2007, DeIM has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Fund to the extent necessary to maintain the Fund’s total operating expenses at 1.05% and 1.14% for Class S and Class AARP shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, if any, trustee and trustee counsel fees, and organizational and offering expenses.

Board Considerations in Connection with the Annual Renewal of Investment Agreement for Scudder Healthcare Fund and Scudder Technology Innovation Fund

The Funds’ Trustees approved the continuation of the Funds’ current investment management agreements with Deutsche Investment Management (“DeIM”), your Fund’s adviser, in August 2004. The Trustees believe it is important and useful for Fund shareholders to understand some of the reasons why these contracts were approved for another year and how they go about considering it.

In terms of the process the Trustees followed prior to approving each contract, shareholders should know that:

•	At present time, all of your Fund’s Trustees — including the chairman of the board — are independent of DeIM and its affiliates.

•	The Trustees meet frequently to discuss fund matters. In 2003, the Trustees conducted 34 meetings (spanning 19 different days) to deal with fund issues (including regular and special board and committee meetings). Each year, the Trustees dedicate part or all of several meetings to contract review matters.

•	The Trustees regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters.

The Trustees do not believe that the investment management contracts for the Funds should be “put out to bid” or changed without a compelling reason. DeIM and its predecessors (Deutsche Bank acquired Scudder in 2002) have managed each Fund since its inception, and the Trustees believe that a long-term relationship with a capable, conscientious adviser is in the best interest of shareholders. As you may know, DeIM is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

In addition to DeIM’s research and investment capabilities, the Trustees considered other aspects of DeIM’s qualifications, including its services to Fund shareholders. DeIM and its affiliates have maintained an excellent service record, and have achieved many 5-star rankings by National Quality Review in important service categories. The investment performance for many Funds continues to be strong relative to other similar funds, and the Trustees are satisfied that DeIM is committed to addressing individual fund performance issues when they arise.

Shareholders may focus only on fund performance and fees, but the Funds’ Trustees consider these and many other factors, including the quality and integrity of DeIM’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures. DeIM has also implemented new, forward-looking policies and procedures in many important areas, such as those involving brokerage commissions and so-called “soft dollars”, even when not obligated to do so by law or regulation.

In determining to approve the continuation of each Fund’s investment management agreement, the Trustees considered this and other information and factors that they believed relevant to the interest of Fund shareholders, including: investment management fees, expense ratios and asset sizes of the Fund itself and relative to appropriate peer groups, including DeIM’s agreement to cap fund expenses at specified levels through September 30, 2005; advisory fee rates charged by DeIM to its institutional clients; the nature, quality and extent of services provided by DeIM to the Fund; investment performance, both of the Fund itself and relative to appropriate peer groups and market indices; DeIM’s profitability from managing the Fund and other mutual funds (before marketing expenses paid by DeIM); the extent to which economies of scale would be realized as the Fund grows; and possible financial and other benefits to DeIM from serving as investment adviser and from affiliates of DeIM providing various services to the Fund (including research services available to DeIM by reason of brokerage business generated by the Fund).

The Trustees requested and received extensive information from DeIM in connection with their review of these and other factors. At the conclusion of this process, the Trustees determined that continuing each Fund’s investment management agreement with DeIM was in the best interest of Fund shareholders.

Board Considerations in Connection with Annual Renewal of Investment Management Agreement for Scudder Technology Fund

The Board of Trustees approved the renewal of the Fund’s advisory contract on September 26, 2003. As part of the annual contract review process, commencing in July, 2003, the Board, as a whole, the Independent Trustees, separately, and the Fund’s Equity Oversight Committee met on several occasions to consider the renewal of the Fund’s investment management agreement. The Equity Oversight Committee initially analyzed and reviewed extensive materials, received responses from the Advisor and received advice from counsel. The Committee presented their findings and recommendations to the Independent Trustees as a group. The Independent Trustees then reviewed the Committee’s findings and recommendations and presented their recommendations to the full Board. At a meeting on September 26, 2003, the Board concluded that the terms of the investment management agreements for each Fund are fair and reasonable and the continuance of the agreement is in the best interest of each Fund.

In connection with their meetings, the Equity Oversight Committee and the Board received comprehensive materials from the Advisor and from independent sources relating to the management fees charged and services provided, including information about (i) the nature and quality of services provided by the Advisor under the investment management agreement; (ii) the management fees, expense ratios and asset size of the Fund relative to peer groups; (iii) the level of the Advisor’s profits with respect to the management of the Fund, including the methodology used to allocate costs among funds advised by the Advisor; (iv) the short-term and long-term performance of the Fund relative to appropriate peer groups and one or a combination of market indices; (v) fall-out benefits to the Advisor from its relationship to the Fund, including revenues derived from services provided to the Fund by affiliates of the Advisor; and (vi) the potential benefits to the Advisor, the Fund and its shareholders of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

Investment Performance. The Board reviewed the Fund’s investment performance as well as the performance of a peer group of funds, and the performance of an appropriate index or combination of indices. The Board considered short-term and long-term performance, as well as the factors contributing to underperformance of certain funds advised by the Advisor and steps taken by the Advisor to improve such underperformance. In particular, the Board has requested the Advisor to identify Scudder funds whose performance ranks in the lowest quartile of their peer group (“Focus Funds”) and to provide more frequent reports of steps to monitor and improve performance of the Focus Funds.

Fees and Expenses. The Board considered the Fund’s management fee rates, expense ratios and asset sizes relative to an appropriate peer group of funds, including information about the effect of the termination of the unitary fee structure under the administration agreement for other classes and subsequent expense limitation commitments from the Advisor.

Profitability. The Board considered the level of the Advisor’s profits with respect to the management of the Fund, including a review of the Advisor’s methodology in allocating its costs to the management of the Fund. The Board considered the profits realized by the Advisor in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund. The Board also considered the Advisor’s profit margins in comparison with available industry data.

Economies of Scale. The Board considered whether there have been economies of scale with respect to the management of the Fund and whether the Fund has appropriately benefited from any economies of scale. The Board considered whether the management fee rate is reasonable in relation to the asset size of the Fund.

Advisor Personnel and Methods. The Board considered the size, education and experience of the Advisor’s staff, its use of technology and its approach to recruiting, training and retaining portfolio managers and other research and management personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, cost and extent of administrative and shareholder services performed by the Advisor and its affiliated companies.

Other Benefits to the Advisor. The Board also considered the character and amount of other incidental benefits received by the Advisor and its affiliates, including the receipt of research through the use of soft dollars.

Administrative Agreement

From July 31, 2000 until March 31, 2004, Scudder Health Care Fund and Scudder Technology Innovation Fund operated under an administrative services agreement with the Advisor (the “Administrative Agreement”) pursuant to which the Advisor provided or paid others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its investment management agreement with the Fund, as described above) in exchange for the payment by the Fund of an administrative services fee (the “Administrative Fee”) of 0.70% for Scudder Technology Innovation Fund Class AARP and Class S shares and 0.54% for Scudder Health Care Fund Class AARP and Class S shares of the average daily net assets of the applicable class. One effect of these arrangements is to make each Fund’s future expense ratio more predictable.

In accordance with the Administrative Agreement, the Administrative Fees charged to Class AARP and Class S were as follows:

Fund Name	Year	Class AARP	Class S	Unpaid at Year End Class AARP	Unpaid at Year End Class S
Scudder Health Care Fund	2004	$146,855	$617,296	N/A	N/A
	2003	$99,552	$491,746	$10,837	$54,309
	2002	$122,668	$599,168	$9,424	$43,136

Scudder Technology Innovation Fund	2004	$55,783	$1,167,455	N/A	N/A
	2003	$27,904	$775,310	$3,558	$87,974
	2002	$32,641	$985,417	$2,206	$53,966

With the termination of the Administrative Agreement, certain expenses that were borne by the Advisor under the Administrative Agreement, such as the transfer agent and custodian fees, are now borne directly by shareholders.

Scudder Technology Fund, from June 25, 2001, as amended August 19, 2002, until September 30, 2003 also operated under an administrative services agreement, however this agreement was not in effect for Classes S and AARP.

AMA InvestmentLink(SM) Program (Scudder Health Care Fund and Scudder Technology Innovation Fund)

Pursuant to an agreement between the Advisor and AMA Solutions, Inc., a subsidiary of the American Medical Association (the “AMA”), dated May 9, 1997, the Advisor has agreed, subject to applicable state regulations, to pay AMA Solutions, Inc. royalties in an amount equal to 5% of the management fee received by the Advisor with respect to assets invested by AMA members in Scudder funds in connection with the AMA InvestmentLink(SM) Program. The Advisor will also pay AMA Solutions, Inc. a general monthly fee, currently in the amount of $833. The AMA and AMA Solutions, Inc. are not engaged in the business of providing investment advice and neither is registered as an investment advisor or broker/dealer under federal securities laws. Any person who participates in the AMA InvestmentLink(SM) Program will be a customer of the Advisor (or of a subsidiary thereof) and not the AMA or AMA Solutions, Inc. AMA InvestmentLink(SM) is a service mark of AMA Solutions, Inc.

Code of Ethics

The Funds, the Advisor and the Funds’ principal underwriter have each adopted codes of ethics under rule 17j-1 of the 1940 Act. Board members, officers of the Trusts and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Funds, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor’s Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. Among other things, the Advisor’s Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor’s Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

FUND SERVICE PROVIDERS

Underwriter

Each Trust, on behalf of the Funds has an underwriting agreement with Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606 (the “Distributor”), which is an affiliate of the Advisor. The Trusts’ underwriting agreement dated September 30, 2002 will remain in effect until September 30, 2003 and from year to year thereafter only if its continuance is approved annually by a majority of the members of each respective Board of Trustees who are not parties to such agreement or interested persons of any such party and either by vote of a majority of the Board of Trustees or a majority of the outstanding voting securities of each Fund. The underwriting agreements of Scudder Health Care Fund and Scudder Technology Innovation Fund were last approved by the Trustees on August 12, 2003 and for Scudder Technology Fund on September 26, 2003.

Under the underwriting agreement, each Fund is responsible for: the payment of all fees and expenses in connection with the preparation and filing with the SEC of its registration statement and prospectus and any amendments and supplements thereto; the registration and qualification of shares for sale in the various states, including registering each Fund as a broker or dealer in various states, as required; the fees and expenses of preparing, printing and mailing prospectuses annually to existing shareholders (see below for expenses relating to prospectuses paid by the Distributor); notices, proxy statements, reports or other communications to shareholders of each Fund; the cost of printing and mailing confirmations of purchases of shares and any prospectuses accompanying such confirmations; any issuance taxes and/or any initial transfer taxes; a portion of shareholder toll-free telephone charges and expenses of shareholder service representatives; the cost of wiring funds for share purchases and redemptions (unless paid by the shareholder who initiates the transaction); the cost of printing and postage of business reply envelopes; and a portion of the cost of computer terminals used by both the Funds and the Distributor.

The Distributor will pay for printing and distributing prospectuses or reports prepared for its use in connection with the offering of each Fund’s shares to the public and preparing, printing and mailing any other literature or advertising in connection with the offering of shares of each Fund to the public. The Distributor will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws, a portion of the cost of toll-free telephone service and expenses of shareholder service representatives, a portion of the cost of computer terminals, and expenses of any activity which is primarily intended to result in the sale of shares issued by each Fund, unless a Rule 12b-1 Plan is in effect which provides that a Fund shall bear some or all of such expenses.

Although neither Class AARP nor Class S of each Fund has a 12b-1 Plan, and the Trustees have no current intention of adopting one, each Fund will also pay those fees and expenses permitted to be paid or assumed by its respective Trust pursuant to a 12b-1 Plan, if any, adopted by the Trust, notwithstanding any other provision to the contrary in the underwriting agreement.

The Distributor currently offers shares of each Fund on a continuous basis to eligible investors in all states in which shares of each Fund may from time to time be registered or where permitted by applicable law. The underwriting agreement provides that the Distributor accepts orders for shares at net asset value as no sales commission or load is charged to the investor. The Distributor has made no firm commitment to acquire shares of each Fund.

PORTFOLIO TRANSACTIONS

Allocation to brokerage may be placed by the Advisor.

The primary objective of the Advisor in placing orders for the purchase and sale of securities for a Fund is to obtain the most favorable net results, taking into account such factors, among others, as price, commission (where applicable), size of order, difficulty of execution and skill required of the executing broker/dealer. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions paid with commissions charged on comparable transactions, as well as by comparing commissions paid by a Fund to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

A Fund’s purchases and sales of fixed-income securities are generally placed by the Advisor with primary market makers for these securities on a net basis, without any brokerage commission being paid by a Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.

When it can be done consistently with the policy of obtaining the most favorable net results, the Advisor may place such orders with broker/dealers who supply research services to the Advisor or a Fund. The term “research services,” may include, but is not limited to, advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Advisor is authorized when placing portfolio transactions, if applicable, for a Fund to pay a brokerage commission in excess of that which another broker might charge for executing the same transaction on account of execution services and the receipt of research services. The Advisor has negotiated arrangements, which are not applicable to most fixed-income transactions, with certain broker/dealers pursuant to which a broker/dealer will provide research services to the Advisor or a Fund in exchange for the direction by the Advisor of brokerage transactions to the broker/dealer. These arrangements regarding receipt of research services generally apply to equity security transactions. Although certain research services from broker/dealers may be useful to a Fund and to the Advisor, it is the opinion of the Advisor that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Advisor’s staff. Such information may be useful to the Advisor in providing services to clients other than a Fund and not all such information is used by the Advisor in connection with a Fund. Conversely, such information provided to the Advisor by broker/dealers through whom other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to a Fund.

It is likely that the broker-dealers selected based on the foregoing considerations will include firms that also sell shares of the Scudder Funds to their customers. However, the Advisor does not consider sales of Fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Scudder Funds.

Scudder Technology Fund: For the fiscal years ended October 31, 2001, October 31, 2002 and October 31, 2003, the Fund paid aggregate brokerage commissions of $1,382,581, $3,221,905 and $3,529,871, respectively. Up to 100% of the Fund’s brokerage transactions may be directed to brokers on account of research services provided. The Fund is required to identify any securities of its “regular broker or dealers” (as such term is defined in the 1940 Act) that the Fund has acquired during the most recent fiscal year. As of October 31, 2003, the Fund did not hold any securities of its regular brokers or dealers.

The table below shows total brokerage commissions paid by the Scudder Health Care Fund and Scudder Technology Innovation Fund for the last three fiscal years or periods, as applicable, and, for the most recent fiscal year, the dollar amount of transactions allocated to firms based upon research information provided.

Fund	Percentage of Commissions Paid to Affiliated Brokers	Amount of Brokerage Transactions Aggregated in Fiscal 2004	Allocated to Firms that Provided Research Services in Fiscal 2004
Scudder Health Care Fund	N/A	$297,091,183	$349,729
Scudder Technology Innovation Fund	N/A	$590,692,289	$779,366

Fund	Amount of Brokerage Commissions Paid in Fiscal 2004	Amount of Brokerage Commissions Paid in Fiscal 2003	Amount of Brokerage Commissions Paid in Fiscal 2002
Scudder Health Care Fund	$415,691	$328,786	$268,130
Scudder Technology Innovation Fund	$1,024,945	$609,822	$3,789,278

The Funds are required to identify any securities or its “regular broker or dealers” (as such term is defined in the 1940 Act) that the Funds have acquired during the most recent fiscal year. As of May 31, 2004, the Funds did not hold any securities of its regular brokers or dealers.

Portfolio Turnover

Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of such securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less.

Portfolio turnover rates for the two most recent fiscal years for Scudder Technology Fund are as follows:

51% and 60% for the fiscal years ended October 31, 2003 and 2002.

Portfolio turnover rates for the two most recent fiscal years for Scudder Health Care Fund are as follows:

62% and 53% for the fiscal years ended May 31, 2004 and 2003.

Portfolio turnover rates for the two most recent fiscal years for Scudder Technology Innovation Fund are as follows:

145% and 68% for the fiscal years ended May 31, 2004 and 2003.

A higher rate involves greater brokerage and transaction expenses to a Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. Purchases and sales are made for a Fund’s portfolio whenever necessary, in management’s opinion, to meet a Fund’s objective.

Independent Registered Public Accounting Firm and Reports to Shareholders

The financial highlights of Scudder Health Care Fund and Scudder Technology Innovation Fund included in each Fund’s prospectus and the Financial Statements incorporated by reference in this SAI have been so included or incorporated by reference in reliance on the report of PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110-2624, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers audits the financial statements of the Funds and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

The Financial Statements of the Fund are incorporated by reference in this SAI in reliance on the report of Ernst & Young LLP, 200 Clarendon Street, Boston, MA, given on the authority of said firm as experts in auditing and accounting. Ernst & Young LLP audits the financial statements of the Fund and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

Legal Counsel

Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110 serves as legal counsel to Scudder Health Care Fund and Scudder Technology Innovation Fund and its Independent Trustees. Vedder, Price, Kaufman & Kammolz P.C., 222 North LaSalle Street, Chicago, IL 60601, serves as legal counsel to Scudder Technology Fund and its Independent Trustees.

Vedder, Price, Kaufman & Kammolz P.C., 222 North LaSalle Street, Chicago, IL 60601, serves as legal counsel to Scudder Technology Fund and its Independent Trustees.

Fund Accounting Agent

Scudder Fund Accounting Corporation (“SFAC”), Two International Place, Boston, Massachusetts, 02110, a subsidiary of the Advisor, is responsible for determining net asset value per share and maintaining the portfolio and general accounting records for the Funds.

Pursuant to a sub-accounting agreement among SFAC and State Street Bank and Trust Company (“SSB”), SFAC has delegated certain fund accounting functions to SSB under the fund accounting agreement. The costs and expenses of such delegation are borne by SFAC, not by a Fund.

Scudder Health Care Fund and Scudder Technology Innovation Fund each pay SFAC an annual fee equal to 0.025% of the first $150 million of average daily net assets, 0.0075% of such assets in excess of $150 million and 0.0045% of such assets in excess of $1 billion, plus holding and transaction charges for this service. For the year ended May 31, 2000, SFAC imposed its fees for Scudder Health Care Fund and Scudder Technology Innovation Fund aggregating $43,815 and $73,522, respectively. Prior to October 2, 2002, SFAC imposed its fee aggregating $18,676 for Scudder Health Care Fund and $34,973 for Scudder Technology Innovation Fund, of which all is paid at May 31, 2001.

From July 1, 2000 through March 31, 2004 these fees were paid by the Advisor pursuant to the Administrative Agreement. In addition, prior to the implementation of the Administrative Agreement these fees were in place from June 1, 2000 through June 30, 2000.

Currently, SFAC receives no fee for its services to Scudder Technology Fund; however, subject to Board approval some time in the future, SFAC may seek payment for its services under this agreement.

Custodian, Transfer Agent and Shareholder Service Agent

State Street Bank and Trust Company, (“SSB” or the “Custodian”) 225 Franklin Street, Boston, MA 02110 serves as the Custodian to the Funds. The Custodian’s fee may be reduced by certain earnings credits in favor of each Fund.

Scudder Service Corporation (“Service Corporation”), P.O. Box 2291, Boston, Massachusetts 02107-2291, a subsidiary of the Advisor, is the transfer and dividend disbursing agent for each Fund. Service Corporation also serves as shareholder service agent for each Fund. Each Fund pays Service Corporation an annual fee of $26.00 for each regular account for a shareholder plus an additional charge of $2.00 for funds with a redemption fee.

The fees incurred and paid by Scudder Health Care Fund and Scudder Technology Innovation Fund to Service Corporation for the fiscal year ended May 31, 2000 were $333,505 for Scudder Health Care Fund and $1,304,080 For Scudder Technology Innovation Fund.

From July 1, 2000 through March 31, 2004 these fees were paid by the Advisor pursuant to the Administrative Agreement. In addition, prior to the implementation of the Administrative Agreement these fees were in place from June 1, 2000 through June 30, 2000.

Pursuant to a sub-transfer agency agreement between Service Corporation and DST Systems, Inc. (“DST”), Service Corporation had delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by Service Corporation, not by a Fund.

Each Fund, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Fund shares whose interests are generally held in an omnibus account.

Retirement Service Provider. Scudder Trust Company, an affiliate of the Advisor, provides subaccounting and recordkeeping services for shareholder accounts in certain retirement and employee benefit plans invested in the Funds. Annual service fees are paid by each Fund to Scudder Trust Company, 11 Northeastern Boulevard, Salem, NH 03079 for such accounts. Prior to the implementation of the Administrative Agreement, each Fund paid Scudder Trust Company an annual fee per shareholder account.

Prior to the implementation of the Administrative Agreement, the amount charged to Scudder Health Care Fund and Scudder Technology Innovation Fund by Scudder Trust Company aggregated $6,940 and $30,024, respectively for the fiscal year ended May 31, 2001.

PURCHASE AND REDEMPTION OF SHARES

General Information

Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by a Fund’s agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of a Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

A distribution will be reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value of a Fund next determined after receipt in good order by Scudder Distributors, Inc. (“SDI”) of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day (“trade date”).

The quarterly subminimum account policy applies to all accounts in a household. In addition, the fee will not apply to accounts enrolled in an automatic investment program, IRAs or employer-sponsored employee benefit plans using the subaccount record-keeping system made available through the Shareholder Service Agent.

Additional Minimum Balance Policies. For fiduciary accounts such as IRAs, and custodial accounts such as Uniform Gifts to Minor Act and Uniform Transfers to Minor Act accounts, the minimum balance is $1,000 for Class S and $500 for Class AARP. A shareholder may open an account with at least $1,000 ($500 for fiduciary/custodial accounts), if an automatic investment plan (AIP) of $50/month is established. Scudder group retirement plans and certain other accounts have similar or lower minimum share balance requirements.

Reductions in value that result solely from market activity will not trigger an annual fee or involuntary redemption. Shareholders with a combined household account balance in any of the Scudder Funds of $100,000 or more, as well as group retirement and certain other accounts, will not be subject to a fee or automatic redemption.

Fiduciary (e.g., IRA or Roth IRA) and custodial accounts (e.g., UGMA or UTMA) with balances below $100 are subject to automatic redemption following 60 days’ written notice to applicable shareholders.

Certificates. Share certificates will not be issued.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem a Fund’s shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold a Fund’s shares in nominee or street name as agent for and on behalf of their customers. In such instances, a Fund’s transfer agent, Scudder Service Corporation (the “Transfer Agent”) will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from a Fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients’ accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of SDI, may receive compensation from the Fund through the Shareholder Service Agent for these services.

Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. A Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges unless a Fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50 and maximum $250,000) from or to a shareholder’s bank, savings and loan, or credit union account in connection with the purchase or redemption of Fund shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 days. QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans such as IRAs.

Direct Distributions Program. Investors may have dividends and distributions automatically deposited to their predesignated bank account through Scudder’s Direct Distributions Program. Shareholders who elect to participate in the Direct Distributions Program, and whose predesignated checking account of record is with a member bank of Automated Clearing House Network (ACH) can have income and capital gain distributions automatically deposited to their personal bank account usually within three business days after a Fund pays its distribution. A Direct Distributions request form can be obtained by calling 1-800-SCUDDER for Class S and 1-800-253-2277 for Class AARP. Confirmation Statements will be mailed to shareholders as notification that distributions have been deposited.

Tax-Sheltered Retirement Plans. The Shareholder Service Agent provides retirement plan services and documents and SDI can establish investor accounts in any of the following types of retirement plans:

•	Traditional, Roth and Education IRAs. This includes Savings Incentive Match Plan for Employees of Small Employers (“SIMPLE”), Simplified Employee Pension Plan (“SEP”) IRA accounts and prototype documents.

•	403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

•	Prototype money purchase pension and profit-sharing plans may be adopted by employers.

Brochures describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Additional fees and transaction policies and procedures may apply to such plans. Investors should consult with their own tax advisors before establishing a retirement plan.

Purchases

A Fund reserves the right to withdraw all or any part of the offering made by its prospectus and to reject purchase orders for any reason. Also, from time to time, a Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

A Fund reserves the right to reject new account applications without a correct certified Social Security or tax identification number. A Fund also reserves the right, following 30 days’ notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number.

Eligible Class S Investors. The following investors may purchase Class S shares of Scudder Funds:

1.	Existing shareholders of Class S shares of any Scudder Fund as of December 29, 2000, and household members residing at the same address.

2.	Investors who owned Class S shares as of June 30, 2001 and household members residing at the same address may open new accounts in Class S of any Scudder Fund.

3.	Any retirement, employee stock, bonus pension or profit-sharing plans.

4.	Any participant who owns Class S shares of any Scudder Fund through an employer sponsored retirement, employee stock, bonus, pension or profit sharing plan as of December 29, 2000 may, at a later date, open a new individual account in Class S of any Scudder Fund.

5.	Any participant who owns Class S shares of any Scudder Fund through a retirement, employee stock, bonus, pension or profit sharing plan may complete a direct rollover to an IRA account that will hold Class S shares. This applies for individuals who begin their retirement plan investments with a Scudder Fund at any time, including after December 29, 2000.

6.	Officers, Fund Trustees and Directors, and full-time employees and their family members, of the Advisor and its affiliates.

7.	Class S shares are available to any accounts managed by the Advisor, any advisory products offered by the Advisor or Scudder Investor Services, Inc., and to the Portfolios of Scudder Pathway Series.

8.	Registered investment advisors (“RIAs”) may purchase Class S shares for any client that has an existing position in Class S shares of any Scudder Funds as of June 30, 2001.

9.	Broker dealers and RIAs may purchase Class S shares in comprehensive fee programs for any client that has an existing position in Class S shares of a Scudder Fund as of June 30, 2001. In addition, a broker dealer or RIA with a comprehensive fee program that at December 29, 2000 invested in Class S shares of Scudder Funds as a fixed component of the program’s asset allocation model will continue to be eligible to purchase Class S shares on behalf of any client who invests in the program after June 30, 2001.

10.	Broker dealers and RIAs may purchase Class S shares in mutual fund wrap fee programs for any client that has an existing position in Class S shares of a Scudder Fund as of June 30, 2001. In addition, a broker-dealer with a mutual fund wrap program that invests in one or more Scudder Funds as a fixed component of the program’s asset allocation model will be eligible to purchase Class S shares on behalf of any client who invests in such a program.

Scudder Distributors, Inc. may, at its discretion, require appropriate documentation that shows an investor is eligible to purchase Class S shares.

Clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and members of their immediate families, members of the National Association of Securities Dealers, Inc. (“NASD”) and banks may, if they prefer, subscribe initially for at least $2,500 for Class S and $1,000 for Class AARP through Scudder Distributors, Inc. by letter, fax, or telephone.

It is our policy to offer purchase privileges to current or former directors or trustees of the Deutsche or Scudder mutual funds, employees, their spouses or life partners and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-adviser to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares of the funds. Qualified individuals will generally be allowed to purchase shares in the class with the lowest expense ratio, usually the Institutional Class shares. If a fund does not offer Institutional Class shares, these individuals will be allowed to buy Class A shares at NAV. The funds also reserve the right to waive the minimum account balance requirement for employees and director accounts. Fees generally charged to IRA accounts will be charged to accounts of employees and directors.

Automatic Investment Plan. A shareholder may purchase additional shares of a Fund through an automatic investment program. With the Direct Deposit Purchase Plan (“Direct Deposit”), investments are made automatically (minimum $50 and maximum $250,000) from the shareholder’s account at a bank, savings and loan or credit union into the shareholder’s Fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. A Fund may immediately terminate a shareholder’s Plan in the event that any item is unpaid by the shareholder’s financial institution.

Payroll Investment Plans. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder’s net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder’s employer or government agency, as appropriate. (A reasonable time to act is required.) A Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Expedited Purchase Procedures for Existing Shareholders. Shareholders of other Scudder funds who have submitted an account application and have certified a tax identification number, clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and their immediate families, members of the NASD, and banks may open an account by wire by calling 1-800-SCUDDER for instructions. The investor must send a duly completed and signed application to the Fund promptly. A subsequent purchase order for $10,000 or more that is not greater than four times an account value may be placed by telephone, fax, etc. by established shareholders (except by Scudder Individual Retirement Account (IRA), Scudder Horizon Plan, Scudder Profit Sharing and Money Purchase Pension Plans, Scudder 401(k) and Scudder 403(b) Plan holders), members of the NASD, and banks.

Redemptions

A Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the Exchange is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of the Fund’s investments is not reasonably practicable, or (ii) it is not reasonably practicable for a Fund to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of a Fund’s shareholders.

A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to SDI, which firms must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder’s account has had an address change within 15 days of the redemption request.

Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by a Fund for up to seven days if a Fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved. A Fund is not responsible for the efficiency of the federal wire system or the account holder’s financial services firm or bank. The account holder is responsible for any charges imposed by the account holder’s firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to a Fund Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which Fund shares were purchased.

Automatic Withdrawal Plan. The owner of $5,000 or more of a class of a Fund’s shares at the offering price may provide for the payment from the owner’s account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. Shares are redeemed so that the payee should receive payment approximately the first of the month. Investors using this Plan must reinvest Fund distributions.

Non-retirement plan shareholders may establish an Automatic Withdrawal Plan (the “Plan”) to receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $50 or more. Shareholders may designate which day they want the automatic withdrawal to be processed. The check amounts may be based on the redemption of a fixed dollar amount, fixed share amount, percent of account value or declining balance. The Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment and any reinvested dividends and capital gains distributions. Any such requests must be received by a Fund’s transfer agent ten days prior to the date of the first automatic withdrawal. An Automatic Withdrawal Plan may be terminated at any time by the shareholder, a Trust or its agent on written notice, and will be terminated when all shares of a Fund under the Plan have been liquidated or upon receipt by a Trust of notice of death of the shareholder.

Redemption Fee (Scudder Health Care Fund and Scudder Technology Innovation Fund only). The redemption fee will not be applied to (a) a redemption of shares outstanding for one year or more; (b) shares purchased through certain Scudder retirement plans, including 401(k) plans, 403(b) plans, 457 plans, Keogh accounts, and Profit Sharing and Money Purchase Pension Plans provided, however, if such shares are purchased through a broker, financial institution or recordkeeper maintaining an omnibus account for the shares, such waiver may not apply (before purchasing shares, please check with your account representative concerning the availability of the fee waiver. In addition, this waiver does not apply to IRA and SEP-IRA accounts.); (c) shares purchased through certain wrap fee programs; (d) a redemption of reinvestment shares (i.e., shares purchased through the reinvestment of dividends or capital gains distributions paid by a Fund); (e) a redemption of shares by a Fund upon exercise of its right to liquidate accounts (i) falling below the minimum account size by reason of shareholder redemptions or (ii) when the shareholder has failed to provide tax identification information; or (f) a redemption of shares due to the death of the registered shareholder of a Fund account or due to the death of all registered shareholders of a Fund account with more than one registered shareholder (i.e., joint tenant account), upon receipt by Scudder Service Corporation of appropriate written instructions and documentation satisfactory to Scudder Service Corporation. For this purpose and without regard to the shares actually redeemed, shares will be treated as redeemed as follows: first, reinvestment shares; second, purchased shares held one year or more; and third, purchased shares held for less than one year.

In-kind Redemptions. A Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by the fund and valued as they are for purposes of computing the fund’s net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

Exchanges

Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other Scudder Funds subject to the provisions below

Series of Scudder Target Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Management Fund Investment, Tax Free Money Fund Investment, New York Tax Free Money Fund Investment, Treasury Money Fund Investment, Money Market Fund Investment, Cash Management Fund Institutional, Cash Reserves Fund Institutional, Treasury Money Fund Institutional, Cash Reserve Fund, Inc. Prime Series, Cash Reserve Fund, Inc. — Treasury Series, Cash Reserve Fund, Inc. Tax-Free Series, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with SDI. All exchanges among money funds must meet applicable investor eligibility and investment requirements. Exchanges may only be made for funds that are available for sale in the shareholder’s state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and the portfolios of Investors Municipal Cash Fund are available for sale in certain states.

Shares of a Scudder Fund with a value in excess of $1,000,000 acquired by exchange through another Scudder Fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days (the “15-Day Hold Policy”). In addition, shares of a Scudder Fund with a value of $1,000,000 or less acquired by exchange from another Scudder Fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days, if, in the Advisor’s judgment, the exchange activity may have an adverse effect on the fund. In particular, a pattern of exchanges that coincides with a “market timing” strategy may be disruptive to the Scudder Fund and therefore may be subject to the 15-Day Hold Policy. For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, discretion or advice, including, without limitation, accounts administered by a financial services firm offering market timing, asset allocation or similar services. Money market funds are not subject to the 15-Day Hold Policy.

Shareholders must obtain prospectuses of the Funds they are exchanging into from dealers, other firms or SDI.

Automatic Exchange Plan. The owner of $1,000 or more of any class of shares of a Scudder Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such Scudder Fund. Exchanges will be made automatically until the shareholder or a Fund terminates the privilege. Exchanges are subject to the terms and conditions described above.

DIVIDENDS

Each Fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term capital gains over net realized long-term capital losses. A Fund may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, each Fund may retain all or part of such gain for reinvestment, after paying the related federal taxes for which shareholders may then be able to claim a credit against their federal tax liability. If a Fund does not distribute the amount of capital gain and/or ordinary income required to be distributed by an excise tax provision of the Code, a Fund may be subject to that excise tax. In certain circumstances, a Fund may determine that it is in the interest of shareholders to distribute less than the required amount.

Each Fund intends to distribute dividends from its net investment income excluding short-term capital gains annually in December. Each Fund intends to distribute net realized capital gains after utilization of capital loss carryforwards, if any, in December to prevent application of a federal excise tax. An additional distribution may be made, if necessary.

Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared.

Income and capital gain dividends, if any, of a Fund will be credited to shareholder accounts in full and fractional shares of the same class of a Fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

1.	To receive income and short-term capital gain dividends in cash and long-term capital gain dividends in shares of the same class at net asset value; or

2.	To receive income and capital gain dividends in cash.

Dividends will be reinvested in Shares of the same class of a Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other Scudder Funds with multiple classes of shares or Scudder Funds as provided in the prospectus. To use this privilege of investing dividends of a Fund in shares of another Scudder Fund, shareholders must maintain a minimum account value of $1,000 in a Fund distributing the dividends. A Fund will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of a Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the Fund unless the shareholder requests that such policy not be applied to the shareholder’s account.

If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder’s account.

If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of that Fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are taxable, whether made in shares or cash.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal tax purposes. In January of each year each Fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

Each Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as its Board determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, a Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Internal Revenue Code of 1986, as amended (the “Code”).

TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in the Funds. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in a Fund.

Federal Taxation. Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Code and has qualified as such since its inception. Each Fund intends to continue to so qualify in each taxable year as required under the Code in order to avoid payment of federal income tax at the Fund level. In order to qualify as a regulated investment company, each Fund must meet certain requirements regarding the source of its income, the diversification of its assets, and the distribution of its income:

(a)	Each Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies.

(b)	Each Fund must diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash and cash items, US government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer of such other securities to a value not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the US Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses.

(c)	Each Fund is required to distribute to its shareholders at least 90% of its taxable and tax-exempt net investment income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually such net investment income and net realized capital gains in the manner required under the Code.

If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. Such distributions would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

Each Fund is subject to a 4% nondeductible excise tax on amounts required to be but that are not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of a Fund’s taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. Although each Fund’s distribution policies should enable it to avoid excise tax liability, a Fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of the Fund.

Taxation of Fund distributions. Distributions from a Fund generally will be taxable to shareholders as ordinary income to the extent derived from investment income and net short-term capital gains. Distributions of net capital gains (that is, the excess of net gains from the sale of capital assets held more than one year over net losses from the sale of capital assets held for not more than one year) properly designated as capital gain dividends will be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held the shares in the Fund.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder’s investment (and thus might have been included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through the reinvestment privilege. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the fair market value of the new shares issued to the shareholder.

Long-term capital gain rates applicable to individuals have been temporarily reduced—in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets—for taxable years beginning on or before December 31, 2008.

For taxable years beginning on or before December 31, 2008, distributions of investment income designated by a Fund as derived from “qualified dividend income” will be taxes in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. Qualified dividend income does not include interest from fixed-income securities. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to each Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 120-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 180-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest. In order for a dividend paid by a foreign corporation to constitute “qualified dividend income,” the foreign corporation must (1) be eligible for the benefits of a comprehensive income tax treaty with the United States (or the stock on which the dividend is paid must be readily tradable on an established securities market in the United States), and (2) not be treated as a foreign personal holding company, foreign investment company, or passive foreign investment company.

Technical corrections legislation is pending that would change the preceding rule by substituting “121-day” for “120-day” and “181-day” for “180-day.” The Treasury Department and the Internal Revenue Service have indicated that taxpayers may apply the qualified dividend income rules as if these technical corrections have already been enacted.

In general, distributions of investment income designated by a regulated investment company as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. Only qualified dividend income received by the Funds after December 31, 2002 is eligible for pass through treatment.

If the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss.

Capital gains distributions may be reduced if a Fund has capital loss carryforwards available. Any capital loss carryforwards and any post-October loss deferrals to which each Fund is entitled are disclosed in Funds’ annual and semi-annual reports to shareholders.

All distributions by a Fund result in a reduction in the net asset value of the Fund’s shares. Should a distribution reduce the net asset value below a shareholder’s cost basis, such distribution may nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time may include the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a partial return of capital upon the distribution, which may nevertheless be taxable to them.

Dividends received deduction. Dividends from domestic corporations may comprise a substantial part of each Fund’s gross income. If any such dividends constitute a portion of a Fund’s gross income, a portion of the income distributions of the Fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares of a Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of a Fund are deemed to have been held by the Fund or the shareholder, as the case may be, for less than 46 days during the 90-day period beginning 45 days before the shares become ex-dividend.

Transactions in Fund Shares. The sale, exchange or redemption of shares of a Fund may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of shares of a Fund will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares of a Fund will be disallowed if other substantially identical shares of a Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Foreign Taxation. Foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) on certain foreign securities may occur. These taxes may be reduced or eliminated under the terms of an applicable US income tax treaty. As it is not expected that more than 50% of the value of either Fund’s total assets will consist of securities issued by foreign corporations, the Funds will not be eligible to pass through to shareholders their proportionate share of any foreign taxes paid, with the result that shareholders will not be able to include in income, and will not be entitled to take any credits or deductions for such foreign taxes.

Passive Foreign Investment Companies. Equity investments by a Fund in certain “passive foreign investment companies” (“PFICs”) could potentially subject the Fund to a US federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may elect to avoid the imposition of that tax. For example, a Fund may elect to treat a PFIC as a “qualified electing fund” (a “QEF election”), in which case the Fund will be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company. A Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

Tax effects of certain transactions. A Fund’s use of options, futures contracts, forward contracts (to the extent permitted) and certain other Strategic Transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income, defer losses, cause adjustments in the holding periods of portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors.

Transactions in foreign currencies, foreign investment currency-denominated debt securities and certain foreign currency options, futures contracts, forward contracts and similar instruments (to the extent permitted) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

A Fund’s investment in zero coupon bonds and other debt obligations having original issue discount may cause the Fund to recognize taxable income in excess of any cash received from the investment.

Under current law, a Fund serves to block unrelated business taxable income (“UBTI”) from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if either: (1) the Fund invests in real estate investment trusts (“REITs”) that hold residual interests in real estate mortgage investment conduits (“REMICs”); or (2) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). If a charitable remainder trust (as defined in Code Section 664) realizes any UBTI for a taxable year, it will lose its tax-exempt status for the year. The Funds may invest in REITs that hold residual interests in REMICs.

Other tax considerations. Under the backup withholding provisions of the Code, redemption proceeds as well as distributions may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish a Fund with their taxpayer identification numbers and certifications as to their tax status.

Shareholders of a Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund’s shares. Any shareholder who is not a US Person (as such term is defined in the Code) should consider the US and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a flat US withholding tax rate of 30% (or a potentially lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from US sources under the Code.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisors to determine the suitability of shares of a Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

Under Treasury regulations, if a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

NET ASSET VALUE

The net asset value of shares of each Fund is computed as of the close of regular trading on the New York Stock Exchange (the “Exchange”) on each day the Exchange is open for trading (the “Value Time”). The Exchange is scheduled to be closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of the Fund because of higher expenses borne by these classes.

An equity security is valued at its most recent sale price on the security’s primary exchange or OTC market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the “Calculated Mean”) on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the “official close” or the “official closing price” or other similar term) will be considered the most recent sale price.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker-dealers. Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued on the Value Date at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the exchange on which they are traded most extensively. With the exception of stock index futures, contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the New York Stock Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 Eastern time. If no settlement price is available, the last traded price on such exchange will be used.

Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed (“Local Currency”), the value of these portfolio assets in terms of US dollars is calculated by converting the Local Currency into US dollars at the prevailing currency exchange rate on the valuation date.

If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Fund’s Pricing Committee (or, in some cases, the Board’s Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund’s Board and overseen primarily by the Fund’s Pricing Committee.

OFFICERS AND TRUSTEES

Scudder Health Care Fund and Scudder Technology Innovation Fund

The following table presents certain information regarding the Trustees and Officers of the Trust as of October 1, 2004. Each Trustee’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Trustee has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910. Unless otherwise indicated, the address of each Officer is Two International Place, Boston, MA 02110. The term of office for each Trustee is until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns, retires or is removed as provided in the governing documents of the Trust. Because the Fund does not hold an annual meeting of shareholders, each Trustee will hold office for an indeterminate period. The Trustees of the Trust may also serve in similar capacities with other funds in the fund complex.

Independent Trustees

Name, Year of Birth, Position(s) Held with the Trust and Length of Time Served^1	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairman since 2004 and Trustee, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene’s (1978-1988). Directorships: CRS Technology (technology service company); Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; former Chairman, ICI Directors Services Committee	48

Henry P. Becton, Jr. (1943) Trustee, 1990-present	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); The A.H. Belo Company (media company); Concord Academy; Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	48

Keith R. Fox (1954) Trustee, 1996-present	Managing Partner, Exeter Capital Partners (private equity funds). Directorships: Facts on File (school and library publisher); Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); K-Media, Inc. (broadcasting); Natural History, Inc. (magazine publisher); National Association of Small Business Investment Companies (trade association)	48

Louis E. Levy (1932) Trustee, 2002-present	Retired. Formerly, Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants (1992-1998); Partner, KPMG LLP (1958-1990). Directorships: Household International (banking and finance); ISI Family of Funds (registered investment companies; 4 funds overseen)	48

Jean Gleason Stromberg (1943) Trustee, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, US General Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.	48

Jean C. Tempel (1943) Trustee, 1994-present	Managing Partner, First Light Capital (venture capital group) (2000-present); formerly, Special Limited Partner, TL Ventures (venture capital fund) (1996-1998); General Partner, TL Ventures (1994-1996); President and Chief Operating Officer, Safeguard Scientifics, Inc. (public technology business incubator company) (1991-1993). Directorships: Sonesta International Hotels, Inc.; Aberdeen Group (technology research); United Way of Mass. Bay; The Commonwealth Institute (supports women entrepreneurs). Trusteeships: Connecticut College, Vice Chair of Board, Chair, Finance Committee; Northeastern University, Vice Chair of Finance Committee, Chair, Funds and Endowment Committee	48

Name, Year of Birth, Position(s) Held with the Trust and Length of Time Served^1	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Carl W. Vogt (1936) Trustee, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies; 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	48

Officers^2

Name, Year of Birth, Position(s) Held with the Trust and Length of Time Served^1	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Julian F. Sluyters^3 (1960) President and Chief Executive Officer, 2004-present	Managing Director, Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Germany Fund, Inc., The New Germany Fund, Inc., The Central Europe and Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991 to 1998) UBS Global Asset Management	n/a

John Millette (1962) Vice President and Secretary, 1999-present	Director, Deutsche Asset Management	n/a

Kenneth Murphy (1963) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); Vice President, 2002-present formerly, Director, John Hancock Signature Services (1992-2000)	n/a

Paul Schubert^3 (1963) Chief Financial Officer, 2004-present	Managing Director, Deutsche Asset Management (2004-present); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds at UBS Global Asset Management (1994-2004)	n/a

Charles A. Rizzo (1957) Treasurer, 2002-present	Managing Director, Deutsche Asset Management (April 2004-present); formerly, Director, Deutsche Asset Management (April 2000-March 2004); Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)	n/a

Lisa Hertz^3 (1970) Assistant Secretary, 2003-present	Assistant Vice President, Deutsche Asset Management	n/a

Name, Year of Birth, Position(s) Held with the Trust and Length of Time Served^1	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Daniel O. Hirsch^4 (1954) Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)	n/a

Caroline Pearson (1962) Assistant Secretary, 1997-present	Managing Director, Deutsche Asset Management	n/a

Kevin M. Gay (1959) Assistant Treasurer, 2004-present	Vice President, Deutsche Asset Management	n/a

Salvatore Schiavone (1965) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a

Kathleen Sullivan D’Eramo (1957) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a

^1	Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the Trust, the length of time served represents the date that each Officer was first elected to serve as an Officer of any fund overseen by the aforementioned common board of Trustees.
^2	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Funds.
^3	Address: 345 Park Avenue, New York, New York
^4	Address: One South Street, Baltimore, Maryland

Officer’s Role with Principal Underwriter: Scudder Distributors, Inc.

Caroline Pearson: Secretary

Trustees’ Responsibilities. The primary responsibility of the Board of Trustees is to represent the interests of the Fund’s shareholders and to provide oversight of the management of the Fund. Currently, seven of the Board’s members are “Independent Trustees;” that is, they are not “interested persons” (as defined in the 1940 Act) of the Trust or the Advisor.

The Trustees meet multiple times during the year to review the investment performance of the Fund and other operational matters, including policies and procedures designed to assure compliance with regulatory and other requirements. In 2003, the Trustees conducted 34 meetings to deal with fund issues (including regular and special board and committee meetings). These meetings were held over the course of 19 different days. In addition, various Trustees participated as members of the Board’s Valuation Committee throughout the year. Furthermore, the Independent Trustees review the fees paid to the Advisor and its affiliates for investment advisory services and other administrative and shareholder services. The Trustees have adopted specific policies and guidelines that, among other things, seek to further enhance the effectiveness of the Independent Trustees in performing their duties. Many of these are similar to those suggested in the Investment Company Institute’s 1999 Report of the Advisory Group on Best Practices for Fund Directors. For example, the Independent Trustees select independent legal counsel to work with them in reviewing fees, advisory and other contracts and overseeing fund matters. The Trustees are also assisted in this regard by the Fund’s independent public accountants and other independent experts retained from time to time for this purpose. The Independent Trustees regularly meet privately with their counsel and other advisors. In addition, the Independent Trustees from time to time have appointed task forces and subcommittees from their members to focus on particular matters such as investment, accounting and shareholders servicing issues.

For a discussion of the factors considered by the Board in connection with its most recent approval of the continuation of the Fund’s management contracts, please refer to “Management of the Funds — Board Considerations in Connection with Annual Renewal of Investment Management Agreements.”

Board Committees. The Board has the following standing committees:

Audit Committee: The Audit Committee makes recommendations regarding the selection of independent registered public accounting firms for the Fund, reviews the independence of such firm, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to the Fund’s accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent accountants as to their independence. The members of the Audit Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Keith R. Fox, Louis E. Levy (Chair), Jean Gleason Stromberg, Jean C. Tempel and Carl W. Vogt. The Audit Committee held six meetings during the calendar year 2003.

Committee on Independent Trustees: The Committee on Independent Trustees selects and nominates Independent Trustees*; establishes Trustee compensation, retirement, fund ownership and other corporate governance policies and conducts periodic reviews of independent legal counsel. The members of the Committee on Independent Trustees are Henry P. Becton, Jr., Dawn-Marie Driscoll (Chair), Keith R. Fox, Louis E. Levy, Jean Gleason Stromberg, Jean C. Tempel and Carl W. Vogt. The Committee on Independent Trustees held five meetings during the calendar year 2003.

Valuation Committee: The Valuation Committee oversees fund valuation matters, reviews Valuation Procedures adopted by the Board, determines fair value of the Fund’s securities as needed in accordance with the Valuation Procedures when actual market values are unavailable and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are Keith R. Fox and Jean C. Tempel. The Alternate Valuation Committee members are Henry P. Becton, Jr. and Jean Gleason Stromberg. The Valuation Committee of the Scudder Technology Innovation Fund held six meetings during the calendar year 2003. The Valuation Committee of the Scudder Health Care Fund held one meeting during the calendar year 2003.

Investment Oversight Committee: The Board has established two Investment Oversight Committees, one focusing on funds primarily investing in equity securities (the “Equity Oversight Committee”) and one focusing on funds primarily investing in fixed income securities (the “Fixed Income Oversight Committee”). These Committees meet regularly with fund portfolio managers and other investment personnel to review the relevant funds’ investment strategies and investment performance. The members of the Equity Oversight Committee are Henry P. Becton, Jr. (Chair), Jean C. Tempel and Carl W. Vogt. The members of the Fixed Income Oversight Committee are Dawn-Marie Driscoll, Keith R. Fox, Louis E. Levy and Jean Gleason Stromberg (Chair). Each Investment Oversight Committee held four meetings during the calendar year 2003.

Shareholder Servicing and Distribution Committee: The Shareholder Servicing and Distribution Committee oversees (i) the quality, type and level of shareholder services provided to the Fund and its shareholders, and (ii) the distribution related services provided to the Fund and its shareholders. The members of the Shareholder Servicing and Distribution Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Keith R. Fox (Co-Chair), Louis E. Levy, Jean Gleason Stromberg, Jean C. Tempel (Co-Chair) and Carl W. Vogt. The Shareholder Servicing and Distribution Committee held four meetings during the calendar year 2003.

*	Fund Shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

Remuneration. Each Independent Trustee receives compensation from the Fund for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Independent Trustee for travel time to meetings, attendance at directors’ educational seminars or conferences, service on industry or association committees, participation as speakers at directors’ conferences or service on special director task forces or subcommittees. Independent Trustees do not receive any employee benefits such as pension or retirement benefits or health insurance.

Members of the Board of Trustees who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The following table shows compensation received by each Trustee from the Fund and aggregate compensation from all of the funds in the fund complex during the calendar year 2003.

Name of Trustee	Compensation from Scudder Health Care Fund	Compensation from Scudder Technology Innovation Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation Paid to Trustee from the Fund Complex (3)(4)
Henry P. Becton, Jr.	$1,009	$982	$0	$163,000
Dawn-Marie Driscoll(1)	$1,076	$1,046	$0	$179,780
Keith R. Fox	$1,037	$1,009	$0	$169,780
Louis E. Levy(2)	$1,016	$986	$0	$163,000
Jean Gleason Stromberg	$1,015	$982	$0	$163,000
Jean C. Tempel	$1,008	$945	$0	$158,000
Carl W. Vogt	$1,013	$986	$0	$162,000

(1)	Includes $10,000 in annual retainer fees in Ms. Driscoll’s role as Lead Trustee.
(2)	In addition to these payments, Mr. Levy received payments in the amount of $2,569 (representing amounts earned in prior years and gain or interest thereon) from funds existing prior to the Deutsche Bank purchase of Scudder Investments.
(3)	For each Trustee, total compensation includes compensation for service on the boards of 18 trusts/corporations comprised of 47 funds/portfolios. Each Trustee currently serves on the boards of 19 DeAM trusts/corporations comprised of 48 funds/portfolios.
(4)	Aggregate compensation reflects amounts paid to the Trustees for special meetings in connection with amending the administrative services agreement and the transfer agency agreement and the delegation of certain fund accounting functions to State Street Bank and Trust Company. Such amounts totaled $8,000 for each Trustee, except Mr. Vogt who was paid $7,000. These meeting fees were borne by the Advisor.

Trustee Fund Ownership of Independent and Interested Trustees

The following sets forth ranges of Trustee beneficial share ownership as of December 31, 2003.

Name of Trustee	Dollar Range of Securities Owned in Scudder Health Care Fund	Dollar Range of Securities Owned in Scudder Technology Innovation	Aggregate Dollar Range of Securities Owned in All Funds in the Fund Complex Overseen by Trustee
Henry P. Becton, Jr.	$1 - $10,000	$1 - $10,000	Over $100,000
Dawn-Marie Driscoll	$1 - $10,000	$1 - $10,000	Over $100,000

Name of Trustee	Dollar Range of Securities Owned in Scudder Health Care Fund	Dollar Range of Securities Owned in Scudder Technology Innovation	Aggregate Dollar Range of Securities Owned in All Funds in the Fund Complex Overseen by Trustee
Keith R. Fox	None	None	Over $100,000
Louis E. Levy	None	None	Over $100,000
Jean Gleason Stromberg	None	None	Over $100,000
Jean C. Tempel	None	None	Over $100,000
Carl W. Vogt	None	None	Over $100,000

Securities Beneficially Owned

Scudder Health Care Fund

As of December 31, 2003 all Trustees and Officers of the Fund as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of each class of the Fund.

To the best of the Fund’s knowledge, as of September 8, 2004, no person owned of record or beneficially 5% or more of any class of the Fund’s outstanding shares, except as noted below.

As of September 8, 2004, 222,072 shares in the aggregate, or 13.13% of the outstanding shares of Scudder Health Care Fund, Class A were held in the name of MCB Trust Services, for the benefit of Torchmark Corporation, 700 17th Street, Denver, Colorado, who may be deemed to be beneficial owner of such shares.

As of September 8, 2004, 680 shares in the aggregate, or 38.17% of the outstanding shares of Scudder Health Care Fund, Institutional Class were held in the name of Scudder Trust Company, for the benefit of Wendalyn Baxter, 2945 Park Avenue, Kansas City, MO 64109-2164, who may be deemed to be beneficial owner of such shares.

As of September 8, 2004, 298 shares in the aggregate, or 16.73% of the outstanding shares of Scudder Health Care Fund, Institutional Class were held in the name of Scudder Trust Company, for the benefit of Michael Phillips, 15 Riley Road, Northborough, MA 01532-1822, who may be deemed to be beneficial owner of such shares.

As of September 8, 2004, 245 shares in the aggregate, or 13.74% of the outstanding shares of Scudder Health Care Fund, Institutional Class were held in the name of Wells Fargo Investments LLC, A/C 4060-7683, 608 Second Avenue, Minneapolis, MN 55402-1916, who may be deemed to be beneficial owner of such shares.

As of September 8, 2004, 147 shares in the aggregate, or 8.23% of the outstanding shares of Scudder Health Care Fund, Institutional Class were held in the name of Scudder Trust Company, for the benefit of Billi A. Draskovich, 6710 North Charleston Drive, Kansas City, MO 64119-5401, who may be deemed to be beneficial owner of such shares.

As of September 8, 2004, 99 shares in the aggregate, or 5.56% of the outstanding shares of Scudder Health Care Fund, Institutional Class were held in the name of Scudder Trust Company, for the benefit of Maureen Trombly, 131Woodland Street, Lawrence, MA 01841-2153, who may be deemed to be beneficial owner of such shares.

As of September 8, 2004, 95 shares in the aggregate, or 5.35% of the outstanding shares of Scudder Health Care Fund, Institutional Class were held in the name of Scudder Trust Company, for the benefit of Karen Shone, 64 Pleasant Hill Drive, Scituate, MA, 02066-3213, who may be deemed to be beneficial owner of such shares.

Scudder Technology Innovation Fund

As of December 31, 2003 all Trustees and Officers of the Fund as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of each class of the Fund.

To the best of the Fund’s knowledge, as of September 8, 2004, no person owned of record or beneficially 5% or more of any class of the Fund’s outstanding shares, except as noted below.

As of September 8, 2004, 30,735 shares in the aggregate, or 10.79% of the outstanding shares of Scudder Technology Innovation Fund, Class A were held in the name of Scudder Trust Co., for the benefit of Identix Retirement Savings Plan, PO Box 1757, Salem, NH 03079-1143, who may be deemed to be beneficial owner of such shares.

As of September 8, 2004, 30,311 shares in the aggregate, or 10.65% of the outstanding shares of Scudder Technology Innovation Fund, Class A were held in the name of Scudder Trust Co., for the benefit of Lampert Hitch 401(k) Plan, PO Box 1757, Salem, NH 03079-1143, who may be deemed to be beneficial owner of such shares.

As of September 8, 2004, 4,501 shares in the aggregate, or 6.67% of the outstanding shares of Scudder Technology Innovation Fund, Class B were held in the name of O’Rourke Employer PS Plan, for the benefit of Christopher Andrew O’Rourke, 11226 W Point Drive, Knoxville, TN 37922-2837, who may be deemed to be beneficial owner of such shares.

As of September 8, 2004, 5,326 shares in the aggregate, or 7.85% of the outstanding shares of Scudder Technology Innovation Fund, Class C were held in the name of LPL Financial Services, 9785 Towne Center Drive, San Diego, CA 92121-1968, who may be deemed to be beneficial owner of such shares.

As of September 8, 2004, 5,050 shares in the aggregate, or 7.44% of the outstanding shares of Scudder Technology Innovation Fund, Class C were held in the name of Jeffrey H. Schumacer & Deborah M. Schumacher, 62 Braeburn Drive, New Canaan, CT 06840-5105, who may be deemed to be beneficial owner of such shares.

As of September 8, 2004, 827,855 shares in the aggregate, or 6.11% of the outstanding shares of Scudder Technology Innovation Fund, Class S were held in the name of Charles Schwab & Co., Inc., Reinvest Account, 101 Montgomery Street, San Francisco, CA 94104-4122, who may be deemed to be beneficial owner of such shares.

Ownership in Securities of the Advisor and Related Companies

As reported to the Fund, the information in the following table reflects ownership by the Independent Trustees and their immediate family members of certain securities as of December 31, 2003. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund (including Deutsche Bank AG).

Independent Trustee	Owner and Relationship to Trustee	Company	Title of Class	Value of Securities on an Aggregate Basis	Percent of Class on an Aggregate Basis
Henry P. Becton, Jr.	n/a	None	n/a	n/a	n/a
Dawn-Marie Driscoll	n/a	None	n/a	n/a	n/a
Keith R. Fox	n/a	None	n/a	n/a	n/a
Louis E. Levy	n/a	None	n/a	n/a	n/a
Jean Gleason Stromberg	n/a	None	n/a	n/a	n/a
Jean C. Tempel	n/a	None	n/a	n/a	n/a
Carl W. Vogt	n/a	None	n/a	n/a	n/a

TRUSTEES AND OFFICERS

Scudder Technology Fund

The following table presents certain information regarding the Trustees and Officers of Scudder Technology Fund as of August 31, 2004. Each individual’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois, 60606. Each Trustee’s term of office extends until the next shareholder’s meeting called for the purpose of electing such Trustee and until the election and qualification of a successor, or until such Trustee sooner dies, retires, resigns or is removed as provided in the governing documents of the Trust.

Independent Trustees

Name, Year of Birth, Position(s) Held with the Trust and Length of Time Served^1	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Shirley D. Peterson (1941) Chairman since 2004, 1995-present	Retired; formerly, President, Hood College (1995-2000); prior Trustee, thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Goodyear Tire & Rubber Co. Trustee, Bryn Mawr College. Former Directorship: Bethlehem Steel Corp.	81
John W. Ballantine (1946) Trustee, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Enron Corporation (energy trading firm) (effective May 30, 2002); First Oak Brook Bancshares, Inc.; Oak Brook Bank; American Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company)	81
Lewis A. Burnham (1933) Trustee, 1977-present	Retired; formerly, Director of Management Consulting, McNulty & Company; (1990-1998); prior thereto, Executive Vice President, Anchor Glass Container Corporation	81
Donald L. Dunaway (1937) Trustee, 1980-present	Retired; formerly, Executive Vice President, A. O. Smith Corporation (diversified manufacturer) (1963-1994)	81
James R. Edgar (1946) Trustee, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products)	81

Name, Year of Birth, Position(s) Held with the Trust and Length of Time Served^1	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Paul K. Freeman (1950) Trustee, 2002-present	President, Cook Street Holdings (consulting); Senior Visiting Research Scholar, Graduate School of International Studies, University of Denver; Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	81
Robert B. Hoffman (1936) Trustee, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorship: RCP Advisors, LLC (a private equity investment advisory firm)	81
Fred B. Renwick (1930) , Trustee, 1988-present	Retired; Professor Emeritus of Finance, New York University Stern School of Business (2001- present); formerly, Professor, New York University Stern School of Business (1965-2001). Directorships: The Wartburg Foundation; Chairman, Finance Committee of Morehouse College Board of Trustees; formerly, Director of Board of Pensions, Evangelical Lutheran Church in America; member of the Investment Committee of Atlanta University Board of Trustees; Chair of the Investment Committee, American Bible Society Board of Trustees	81
John G. Weithers (1933) Trustee, 1993-present	Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange. Directorships: Federal Life Insurance Company; Chairman of the Members of the Corporation and Trustee, DePaul University; formerly, International Federation of Stock Exchanges; Records Management Systems	81

Interested Trustee and Officers^2

Name, Date of Birth, Position(s) Held with the Trust and Length of Time Served^1	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Scudder Fund Complex Overseen
William N. Shiebler^3 (1942) Trustee, 2004-present	Chief Executive Officer in the Americas for Deutsche Asset Management (“DeAM”) and a member of the DeAM Global Executive Committee (since 2002); Vice Chairman of Putnam Investments, Inc. (1999); Director and Senior Managing Director of Putnam Investments, Inc. and President, Chief Executive Officer, and Director of Putnam Mutual Funds Inc. (1990-1999)	147

Name, Date of Birth, Position(s) Held with the Trust and Length of Time Served^1	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Scudder Fund Complex Overseen
Julian F. Sluyters^4 (1960) President and Chief Executive Officer, 2004-present	Managing Director, Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Germany Fund, Inc., The New Germany Fund, Inc., The Central Europe and Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991 to 1998) UBS Global Asset Management	n/a
Philip J. Collora (1945) Vice President and Assistant Secretary, 1986-present	Director, Deutsche Asset Management	n/a
Kenneth Murphy^5 (1963) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); formerly, Director, John Hancock Signature Services (1992-2000)	n/a
Paul Schubert^4 (1963) Chief Financial Officer, 2004-present	Managing Director, Deutsche Asset Management (2004-present); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Global Asset Management’s Family of Funds (1994-2004)	n/a
Charles A. Rizzo^5 (1957) Treasurer, 2002-present	Managing Director, Deutsche Asset Management (April 2000 to present); formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)	n/a
John Millette^5 (1962) Secretary, 2001-present	Director, Deutsche Asset Management	n/a
Lisa Hertz^4 (1970) Assistant Secretary, 2003-present	Assistant Vice President, Deutsche Asset Management	n/a
Daniel O. Hirsch^6 (1954) Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)	n/a
Caroline Pearson5 (1962) Assistant Secretary, 1998-present	Managing Director, Deutsche Asset Management	n/a
Kevin M. Gay5 (1959) Assistant Treasurer, 2004-present	Vice President, Deutsche Asset Management	n/a
Salvatore Schiavone^4 (1965) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a

Name, Date of Birth, Position(s) Held with the Trust and Length of Time Served^1	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Scudder Fund Complex Overseen
Kathleen Sullivan D’Eramo^5 (1957) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a

^1	Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the Fund, managed by the Advisor. For the Officers of the Fund, length of time served represents the date that each Officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Trustees.
^2	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.
^3	Address: 280 Park Avenue, New York, New York
^4	Address: 345 Park Avenue, New York, New York
^5	Address: Two International Place, Boston, Massachusetts
^6	Address: One South Street, Baltimore, Maryland

Officers’ Role with Principal Underwriter: Scudder Distributors, Inc.

Caroline Pearson: Secretary Philip J. Collora: Assistant Secretary

Trustees’ Responsibilities. The officers of the Trust manage its day-to-day operations under the direction of the Trust’s Board of Trustees. The primary responsibility of the Board is to represent the interests of the shareholders of the Fund and to provide oversight of the management of the Fund. A majority of the Trust’s Board members are not affiliated with the Advisor.

The Board has adopted its own Governance Procedures and Guidelines and has established a number of committees, as described below. For each of the following Committees, the Board has adopted a written charter setting forth the Committees’ responsibilities.

Board Committees: The Fund’s Board has the following committees:

Audit Committee: The Audit Committee makes recommendations regarding the selection of independent auditors for the Fund, confers with the independent auditors regarding the Fund’s financial statements, the results of audits and related matters, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the auditors as to their independence. The members of the Audit Committee are Donald L. Dunaway (Chair), Robert B. Hoffman and Lewis A. Burnham. The Audit Committee held ten meetings during calendar year 2003.

Nominating and Governance Committee: The Nominating and Governance Committee, which consists entirely of Independent Trustees, seeks and reviews candidates for consideration as nominees for membership on the Board and oversees the administration of the Fund’s Governance Procedures and Guidelines. The members of the Nominating and Governance Committee are Lewis A. Burnham (Chair), James R. Edgar and Shirley D. Peterson. The Nominating and Governance Committee held six meetings during calendar year 2003. Shareholders wishing to submit the name of a candidate for consideration as a Board member by the Committee should submit their recommendation(s) to the Secretary of the Trust.

Valuation Committee: The Valuation Committee reviews Valuation Procedures adopted by the Board, determines fair value of the Fund’s securities as needed in accordance with the Valuation Procedures and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are John W. Ballantine (Chair), William N. Shiebler and John G. Weithers. Alternate members are Donald L. Dunaway and Lewis A. Burnham. The Trust’s Valuation Committee held four meetings during calendar year 2003.

Equity Oversight Committee: The Equity Oversight Committee oversees investment activities of the Fund, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Equity Oversight Committee are Robert B. Hoffman (Chair), Lewis A. Burnham and John G. Weithers. The Equity Oversight Committee held four meetings during calendar year 2003.

Operations Committee: The Operations Committee oversees the operations of the Fund, such as reviewing each Fund’s administrative fees and expenses, distribution arrangements, portfolio transaction policies, custody and transfer agency arrangements and shareholder services. Currently, the members of the Operations Committee are John W. Ballantine (Chair), Paul K. Freeman, Fred B. Renwick and John G. Weithers. The Operations Committee held seven meetings during calendar year 2003.

Fixed-Income Oversight Committee: The Fixed-Income Oversight Committee oversees investment activities of the Funds, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Fixed-Income Oversight Committee are Paul K. Freeman (Chair), Donald L. Dunaway and Shirley D. Peterson. The Fixed-Income Oversight Committee held five meetings during calendar year 2003.

Remuneration. Each Independent Trustee receives a monthly retainer, paid on a quarterly basis, and an attendance fee, plus expenses, for each Board meeting and Committee meeting attended. The Trustees serve as board members of various other funds advised by the Advisor. The Advisor supervises the Fund’s investments, pays the compensation and expenses of its personnel who serve as Trustees and officers on behalf of the Fund and receives a management fee for its services.

The Board of Trustees of the Trust established a deferred compensation plan for the Independent Trustees (“Deferred Compensation Plan”). Under the Deferred Compensation Plan, the Independent Trustees may defer receipt of all, or a portion, of the compensation they earn for their services to the Fund, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by the Advisor (“Shadow Shares”). Governor Edgar currently has elected to defer at least a portion of his fees. In addition, previously, Mr. Dunaway elected to defer fees that were payable, which are now included under the Deferred Compensation Plan. The equivalent Shadow Shares are reflected below in the table describing the Trustee’s share ownership.

Members of the Board of Trustees who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The Independent Trustees are not entitled to benefits under any fund pension or retirement plan. The following table shows compensation received by each Trustee from the Fund and aggregate compensation from the fund complex during the calendar year 2003.

Name of Trustee	Compensation from Scudder Technology Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation Paid to Trustee from Fund Complex(4)(5)
John W. Ballantine	$6,320	$0	$218,350
Lewis A. Burnham	$6,010	$0	$209,620
Donald L. Dunaway(1)	$7,269	$0	$239,200
James R. Edgar(2)	$5,010	$0	$175,210
Paul K. Freeman	$5,827	$0	$194,280
Robert B. Hoffman	$5,320	$0	$189,160
Shirley D. Peterson(3)	$6,214	$0	$207,790
Fred B. Renwick	$5,160	$0	$183,940
John G. Weithers	$5,514	$0	$185,380

(1)	Does not include deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, Mr. Dunaway previously elected, in prior years, to defer fees. Deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from the Trust to Mr. Dunaway are $16,995.
(2)	Includes deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor in which compensation may be deferred by Governor Edgar. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from the Trust to Governor Edgar are $6,664.
(3)	Includes $19,020 in annual retainer fees received by Ms. Peterson as Lead Trustee.
(4)	For each Trustee, total compensation includes compensation for service on the boards of 31 trusts/corporations comprised of 81 funds/portfolios. Each Trustee currently serves on the boards of 31 DeAM trusts/corporations comprised of 81 funds/portfolios.
(5)	Aggregate compensation reflects amounts paid to the Trustees for special meetings in connection with amending the administrative services agreement and the transfer agency agreement and the delegation of certain fund accounting functions to State Street Bank and Trust Company. Such amounts totaled $15,510 for Messrs. Ballantine and Dunaway, $8,560 for Messrs. Freeman, Hoffman, Renwick, and Weithers, and $5,170 for Messrs. Burnham and Edgar and Ms. Peterson. These meeting fees were borne by the Advisor.

Mr. Freeman, prior to his service as Independent Trustee of the Trust, served as a board member of certain funds in the Deutsche Bank complex (“DB Funds”). In connection with his resignation and the resignation of certain other board members as Trustees of the DB Funds on July 30, 2002 (the “Effective Date”), which was part of a restructuring of the boards overseeing the DB Funds, Deutsche Asset Management, Inc. (“DeAM”) agreed to recommend, and, if necessary obtain, directors and officers (“D&O”) liability insurance coverage for the prior board members, including Mr. Freeman, that is at least as equivalent in scope and amount to the D&O coverage provided to the prior board members for the six-year period following the Effective Date. In the event that D&O insurance coverage is not available in the commercial marketplace on commercially reasonable terms from a conventional third party insurer, DeAM reserved the right to provide substantially equivalent protection in the form of an indemnity or financial guarantee from an affiliate of DeAM. The D&O policy in effect prior to the Effective Date provided aggregate coverage of $25,000,000, subject to a $250,000 per claim deductible.

Trustee Fund Ownership. Under the Trust’s Governance Procedures and Guidelines, the Independent Trustees have established the expectation that within three years, an Independent Trustee will have invested an amount in those funds he or she oversees (which shall include amounts held under a deferred fee agreement that are valued based on “shadow investments” in such funds) in the aggregate equal to at least one times the amount of the annual retainer received from such funds, with investments allocated to at least one money market, fixed-income and equity fund portfolio, where such an investment is suitable for the particular Independent Trustee’s personal investment needs. Each interested Trustee is also encouraged to own an amount of shares (based upon their own individual judgment) of those funds that he or she oversees that is suitable for his or her own appropriate investment needs. The following tables set forth each Trustee’s share ownership of the Fund and all funds in the fund complex overseen by each Trustee as of December 31, 2003.

Name of Trustee	Dollar Range of Securities Owned in Scudder Technology Fund	Aggregate Dollar Range of Securities Owned in All Funds in the Fund Complex Overseen by Trustee
John W. Ballantine	None	Over $100,000
Lewis A. Burnham	Over $100,000	Over $100,000
Donald L. Dunaway*	$10,000 - $50,000	Over $100,000
James R. Edgar*	None	Over $100,000
Paul K. Freeman	None	Over $100,000
Robert B. Hoffman	$10,000 - $50,000	Over $100,000
Shirley D. Peterson	$1 - $10,000	Over $100,000
Fred B. Renwick	None	Over $100,000
William N. Shiebler	None	None	**
John G. Weithers	$1 - $10,000	Over $100,000

*	The dollar range of shares shown includes share equivalents of certain Scudder funds in which Mr. Dunaway and Governor Edgar are deemed to be invested pursuant to the Trust’s Deferred Compensation Plan as more fully described above under “Remuneration.”
**	Mr. Shiebler was elected to the Board effective June 18, 2004. As of December 31, 2003 Mr. Shiebler owned over $100,000 in other funds within the Scudder Fund Complex.

As of August 2, 2004, all Trustees and Officers of the Fund as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of the outstanding securities of the Fund.

To the best of the Fund’s knowledge, as of August 2, 2004, no person owned of record or beneficially 5% or more of any class of the Fund’s outstanding shares except as noted below.

As of August 2, 2004, 39,089.685 shares in the aggregate, or 89.83% of the outstanding shares of Scudder Technology Fund, Institutional Class, were held in the name of Letort Management & Trust Co., 3130 Morningside Dr., Camp Hill, PA 17011-5820.

As of August 2, 2004, 4,300.339 shares in the aggregate, or 9.88% of the outstanding shares of Scudder Technology Fund, Institutional Class, were held in the name of Scudder Trust Company TTEE Gust M/P Donald L. Dunaway, 7011 Greentree Dr., Naples, FL 34108-7527.

Ownership in Securities of the Advisor and Related Companies

As reported to the Fund, the information in the following table reflects ownership by the Independent Trustees and their immediate family members of certain securities as of December 31, 2003. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund (including Deutsche Bank AG).

Independent Trustee	Owner and Relationship to Trustee	Company	Title of Class	Value of Securities on an Aggregate Basis	Percent of Class on an Aggregate Basis
John W. Ballantine	n/a	None	n/a	n/a	n/a
Lewis A. Burnham	n/a	None	n/a	n/a	n/a
Donald L. Dunaway	n/a	None	n/a	n/a	n/a
James R. Edgar	n/a	None	n/a	n/a	n/a
Paul K. Freeman	n/a	None	n/a	n/a	n/a
Robert B. Hoffman	n/a	None	n/a	n/a	n/a
Shirley D. Peterson	n/a	None	n/a	n/a	n/a
Fred B. Renwick	n/a	None	n/a	n/a	n/a
John G. Weithers	n/a	None	n/a	n/a	n/a

TRUST ORGANIZATION

Organizational Description

Scudder Technology Fund, classified as a non-diversified fund, is a registered open-end management investment company organized as a Massachusetts business trust under a Declaration of Trust dated October 24, 1985.

Scudder Health Care Fund is classified as a diversified series and Scudder Technology Innovation Fund, is classified as a non-diversified series of Scudder Securities Trust (formerly Scudder Development Fund), are each registered as an open-end management investment company organized as a Massachusetts business trust established under a Declaration of Trust dated October 16, 1985. The Trust’s predecessor was organized as a Delaware corporation in 1970.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a Fund. The Declarations of Trust, however, disclaim shareholder liability for acts or obligations of a Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a Fund or a Fund’s trustees. Moreover, the Declarations of Trust provide for indemnification out of Fund property for all losses and expenses of any shareholder held personally liable for the obligations of a Fund and a Fund will be covered by insurance which a Trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and a Fund itself is unable to meet its obligations.

The Trustees have the authority to create additional funds and to designate the relative rights and preferences as between the different funds. The Trustees also may authorize the division of shares of a Fund into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights and are redeemable as described in the SAI and in the Fund’s prospectus. Each share has equal rights with each other share of the same class of the Fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Trustees may also terminate any Fund or class by notice to the shareholders without shareholder approval. Currently, Class A, Class B, Class C, Class S and Class AARP shares are offered by each Fund. Institutional Class shares are offered for Scudder Technology Fund and Scudder Health Care Fund.

Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of a successor or until such trustee sooner dies, resigns, retires or is removed.

Scudder Health Care Fund and Scudder Technology Innovation Fund. Any of the Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) with cause, by the action of two-thirds of the remaining Trustees. Any Trustee may be removed at any meeting of shareholders by vote of two-thirds of the outstanding shares. The Trustees shall promptly call a meeting of the shareholders for the purpose of voting upon the question of removal of any such Trustee or Trustees when requested in writing to do so by the holders of not less than ten percent of the outstanding shares, and in that connection, the Trustees will assist shareholder communications to the extent provided for in Section 16(c) under the 1940 Act.

Scudder Technology Fund. Any Trustee may be removed for cause at any time by written instrument, signed by at least a majority of the number of Trustees prior to such removal, specifying the date upon which such removal shall become effective. Any Trustee may be removed with or without cause (i) by the vote of the shareholders entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter voting together without regard to series or class at any meeting called for such purpose, or (ii) by a written consent filed with the custodian of the Trust’s portfolio securities and executed by the shareholder entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter voting together without regard to series or class. Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate shares constituting at least one percent of the outstanding shares of the Trust, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting to consider removal of a Trustee and accompanied by a form of communication and request that they wish to transmit, the Trustees will assist shareholder communications to the extent provided for in Section 16(c) under the 1940 Act.

Proxy Voting Guidelines. Each Fund has delegated proxy-voting responsibilities to its investment advisor, subject to the Board’s general oversight. Each Fund has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with each Fund’s best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures (“Policies”) and Proxy Voting Guidelines (“Guidelines”) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the Advisor and its affiliates, including the Fund’s principal underwriter. The Guidelines set forth the Advisor’s general position on various proposals, such as:

•	Shareholder Rights — The Advisor generally votes against proposals that restrict shareholder rights.

•	Corporate Governance — The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.

•	Anti-Takeover Matters — The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes “against” the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

•	Routine Matters — The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting, and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third-party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment Advisor or principal underwriter (“affiliated investment companies”). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company’s other shareholders (sometimes called “mirror” or “echo” voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the Advisor’s general voting positions on various proposals, the Advisor may, consistent with the Fund’s best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the board, or of a majority of the board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment Advisor or sponsor.

The Advisor may consider the views of a portfolio company’s management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management’s views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the Advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the Advisor will vote the proxy. Before voting any such proxy, however, the Advisor’s conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be refused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

You may obtain information about how a fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the Securities and Exchange Commission’s Web site at www.sec.gov or by visiting our Web site at: aarp.scudder.com for Class AARP shares, myscudder.com for Class S shares, or scudder.com for all other classes (type “proxy voting” in the search field).

Other Information

Many of the investment changes in the Funds will be made at prices different from those prevailing at the time they may be reflected in a regular report to shareholders of a Fund. These transactions will reflect investment decisions made by the Advisor in the light of its other portfolio holdings and tax considerations and should not be construed as recommendations for similar action by other investors.

The CUSIP number of Scudder Health Care Fund — Class S is 811196-60-9.

The CUSIP number of Scudder Technology Innovation Fund — Class S is 811196-70-8.

The CUSIP number of Scudder Technology Fund — Class S is 81123F-603.

The CUSIP number of Scudder Health Care Fund — Class AARP is 811196-86-4.

The CUSIP number of Scudder Technology Innovation Fund — Class AARP is 811196-85-6.

The CUSIP number of Scudder Technology Fund — Class AARP is 81123F-702.

Scudder Health Care Fund and Scudder Technology Innovation Fund have a fiscal year end of May 31.

Scudder Technology Fund has a fiscal year end of October 31.

FINANCIAL STATEMENTS

The financial statements, including the portfolio of investments of Scudder Health Care Fund, Scudder Technology Innovation Fund and Scudder Technology Fund, together with the Report of Independent Registered Public Accounting Firm, Financial Highlights and notes to financial statements in the Annual Report to Shareholders dated May 31, 2004 for Scudder Health Care Fund and Scudder Technology Innovation Fund and the Annual Report to

Shareholders dated October 31, 2003 and the Semiannual Report to Shareholders dated April 30, 2004 for Scudder Technology Fund are incorporated herein by reference and are hereby deemed to be a part of this combined SAI.

Information concerning portfolio holdings of a Scudder Fund as of a month-end is available upon request no earlier than the 16th day after month-end. Please call Scudder Investments at the number appearing on the front cover of this SAI to make such a request.

APPENDIX

The following is a description of (a) the ratings given by S&P and Moody’s to corporate bonds, (b) Fitch long-term and short-term debt ratings, (c) S&P and Moody’s commercial paper rating and (d) Moody’s and S&P Municipal note ratings.

Ratings of Corporate Bonds

S&P: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating. The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. The rating C1 is reserved for income bonds on which no interest is being paid. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period had not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Moody’s: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Long-Term Debt Ratings

AAA. Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA. Very high credit quality. “AA” ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A. High credit quality. “A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB. Good credit quality. “BBB” ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB. Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B. Highly speculative. “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C. High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent default.

DDD, DD, D. Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest.

“DD” indicates potential recoveries in the range of 50%-90%, and “D” the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect for repaying all obligations.

Fitch Short-Term Debt Ratings

F1. Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2. Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3. Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B. Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C. High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D. Default. Denotes actual or imminent payment default.

Commercial Paper Ratings

Commercial paper rated by Standard & Poor’s Ratings Services (“S&P”) has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated “A” or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer’s industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer’s commercial paper is rated A-1 or A-2.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody’s Investors Service, Inc. (“Moody’s”). Among the factors considered by it in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer’s commercial paper is rated Prime-1 or 2.

Municipal Notes

Moody’s: The highest ratings for state and municipal short-term obligations are “MIG 1,” “MIG 2,” and “MIG 3” (or “VMIG 1,” “VMIG 2” and “VMIG 3” in the case of an issue having a variable rate demand feature). Notes rated “MIG 1” or “VMIG 1” are judged to be of the “best quality”. Notes rated “MIG 2” or “VMIG 2” are of “high quality,” with margins or protection “ample although not as large as in the preceding group”. Notes rated “MIG 3”

or “VMIG 3” are of “favorable quality,” with all security elements accounted for but lacking the strength of the preceding grades.

S&P: The “SP-1” rating reflects a “very strong or strong capacity to pay principal and interest”. Notes issued with “overwhelming safety characteristics” will be rated “SP-1+”. The “SP-2” rating reflects a “satisfactory capacity” to pay principal and interest.

Fitch: The highest ratings for state and municipal short-term obligations are “F-1+,” “F-1,” and “F-2.”

Scudder 21st Century Growth Fund	Scudder International Select Equity Fund
Scudder Aggressive Growth Fund	Scudder Japanese Equity Fund
Scudder Blue Chip Fund	Scudder Large Cap Value Fund
Scudder California Tax-Free Income Fund	Scudder Large Company Growth Fund
Scudder Capital Growth Fund	Scudder Large Company Value Fund
Scudder-Dreman Financial Services Fund	Scudder Latin America Fund
Scudder-Dreman High Return Equity Fund	Scudder Managed Municipal Bond Fund
Scudder-Dreman Small Cap Value Fund	Scudder Massachusetts Tax-Free Fund
Scudder Dynamic Growth Fund	Scudder Micro Cap Fund
Scudder Emerging Markets Growth Fund	Scudder Mid Cap Fund
Scudder Emerging Markets Income Fund	Scudder New Europe Fund
Scudder European Equity Fund	Scudder New York Tax-Free Income Fund
Scudder Fixed Income Fund	Scudder Pacific Opportunities Fund
Scudder Flag InvestorsCommunications Fund	Scudder Pathway Series — Conservative Portfolio
Scudder Flag Investors Equity Partners Fund	Scudder Pathway Series — Growth Portfolio
Scudder Flag Investors Value Builder Fund	Scudder Pathway Series — Moderate Portfolio
Scudder Florida Tax-Free Income Fund	Scudder PreservationPlus Income Fund
Scudder Focus Value + Growth Fund	Scudder RREEF Real Estate Securities Fund
Scudder Global Fund	Scudder S&P 500 Stock Fund
Scudder Global Biotechnology Fund	Scudder Select 500 Fund
Scudder Global Bond Fund	Scudder Short Duration Fund
Scudder Global Discovery Fund	Scudder Short-Term Bond Fund
Scudder Gold and Precious Metals Fund	Scudder Short-Term Municipal Bond Fund
Scudder Greater Europe Growth Fund	Scudder Small Cap Growth Fund
Scudder Growth Fund	Scudder Small Company Stock Fund
Scudder Growth and Income Fund	Scudder Small Company Value Fund
Scudder Health Care Fund	Scudder Strategic Income Fund
Scudder High Income Fund	Scudder Tax Advantaged Dividend Fund
Scudder High Income Opportunity Fund	Scudder Technology Fund
Scudder High Yield Tax-Free Fund	Scudder Technology Innovation Fund
Scudder Income Fund	Scudder Total Return Fund
Scudder Intermediate Tax/AMT Free Fund	Scudder U.S. Government Securities Fund
Scudder International Fund
Scudder International Equity Fund

Supplement to the currently effective Statements of Additional Information of the above listed Funds:

The following replaces the two paragraphs in each Fund’s Statement of Additional Information under “Purchase and Redemption of Shares — Multi-Class Suitability” on the effective dates provided below:

A.	Effective July 1, 2004:

SDI has established the following procedures regarding the purchase of Class A, Class B and Class C shares. Orders to purchase Class B shares of $100,000 or more and orders to purchase Class C shares of $500,000 or more will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and employer-sponsored employee benefit plans using the subaccount record keeping system (“System”) maintained for Scudder-branded plans under an alliance with SDI and its affiliates (“Scudder Flex Plans” and “Scudder Choice Plans”).

The following provisions apply to Scudder Flex Plans and Scudder Choice Plans.

a.	Class B Share Scudder Flex Plans. Class B shares have not been sold to Scudder Flex Plans that were established on the System after October 1, 2003. Orders to purchase Class B shares for a Scudder Flex Plan established on the System prior to October 1, 2003 that has regularly been purchasing Class B shares will be invested instead in Class A shares at net asset value when the combined subaccount value in Scudder Funds or other eligible assets held by the plan is $100,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $100,000 threshold. A later decline in assets below the $100,000 threshold will not affect the plan’s ability to continue to purchase Class A shares at net asset value.

b.	Class C Share Scudder Flex Plans. Orders to purchase Class C shares for a Scudder Flex Plan, regardless of when such plan was established on the System, will be invested instead in Class A shares at net asset value when the combined subaccount value in Scudder Funds or other eligible assets held by the plan is $1,000,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $1,000,000 threshold. A later decline in assets below the $1,000,000 threshold will not affect the plan’s ability to continue to purchase Class A shares at net asset value.

c.	Class C Share Scudder Choice Plans. Orders to purchase Class C shares for a Scudder Choice Plan that has been regularly purchasing Class C shares will be invested instead in Class A shares at net asset value when the combined subaccount value in Scudder Funds or other eligible assets held by the plan is $1,000,000 or more. This provision will be imposed for purchases made beginning in the month after eligible plan assets reach the $1,000,000 threshold. In addition, as a condition to being permitted to use the Choice Plan platform, plans must agree that, within one month after eligible plan assets reach the $1,000,000 threshold, all existing Class C shares held in the plan will be automatically converted to Class A shares.

The procedures described in (a), (b) and (c) above do not reflect in any way the suitability of a particular class of shares for a particular investor and should not be relied upon as such. A suitability determination must be made by investors with the assistance of their financial representative.

October 1, 2004

Supplement to the currently effective Statement of Additional Information of each of the funds listed below:

Cash Account Trust Fund	Scudder Target 2011
• Government & Agency Securities Portfolio Fund	Scudder Target 2012
• Money Market Portfolio Fund	Scudder Target 2013
• Tax-Exempt Portfolio	Scudder Technology Fund
Cash Equivalent Fund	Scudder Total Return Fund
• Government & Agency Securities Portfolio	Scudder US Government Securities Fund
• Money Market Portfolio	Scudder Worldwide 2004 Fund
• Tax-Exempt Portfolio	Scudder Yieldwise Funds
Investors Cash Trust	• Scudder Yieldwise Government & Agency Money Fund
• Government & Agency Securities Portfolio	• Scudder Yieldwise Money Fund
• Treasury Portfolio	• Scudder Yieldwise Municipal Money Fund
Investors Municipal Cash Fund	Scudder Variable Series II
• Investors Florida Municipal Cash Fund	• Scudder Aggressive Growth Portfolio
• Investors Michigan Municipal Cash Fund	• Scudder Blue Chip Portfolio
• Investors New Jersey Municipal Cash Fund	• Scudder Large Cap Value Portfolio
• Investors Pennsylvania Municipal Cash Fund	• SVS Davis Venture Value Portfolio
• Tax-Exempt New York Money Market Fund	• SVS Dreman Financial Services Portfolio
Scudder Aggressive Growth Fund	• SVS Dreman High Return Equity Portfolio
Scudder Blue Chip Fund	• SVS Dreman Small Cap Value Portfolio
Scudder California Tax-Free Income Fund	• SVS Eagle Focused Large Cap Growth Portfolio
Scudder Cash Reserves Fund	• SVS Focus Value+Growth Portfolio
Scudder-Dreman Financial Services Fund	• SVS Index 500 Portfolio
Scudder-Dreman High Return Equity Fund	• SVS Invesco Dynamic Growth Portfolio
Scudder-Dreman Small Cap Value Fund	• SVS Janus Growth and Income Portfolio
Scudder Dynamic Growth Fund	• SVS Janus Growth Opportunities Portfolio
Scudder Florida Tax-Free Income Fund	• SVS MFS Strategic Value Portfolio
Scudder Focus Value Plus Growth Fund	• SVS Turner Mid Cap Growth Portfolio
Scudder Growth Fund	• SVS Oak Strategic Equity Portfolio
Scudder High Income Fund	• Scudder Fixed Income Portfolio

Scudder Large Cap Value Fund	• Scudder Global Blue Chip Portfolio
Scudder Money Funds	• Scudder Government & Agency Securities Portfolio
• Scudder Government & Agency Money Fund	• Scudder Growth Portfolio
• Scudder Money Market Fund	• Scudder High Income Portfolio
• Scudder Tax-Exempt Money Fund	• Scudder International Select Equity Portfolio
Scudder New Europe Fund	• Scudder Money Market Portfolio
Scudder New York Tax-Free Income Fund	• Scudder Small Cap Growth Portfolio
Scudder Retirement Fund — Series V	• Scudder Strategic Income Portfolio
Scudder Retirement Fund — Series VI	• Scudder Technology Growth Portfolio
Scudder Retirement Fund — Series VII	• Scudder Total Return Portfolio
Scudder S&P 500 Stock Fund	Tax-Exempt
California Money Market Fund
Scudder Strategic Income Fund
Scudder Target 2010 Fund

The following paragraph supplements the “Officers and Directors/Trustees” section of each fund’s Statement of Additional Information:

Agreement to Indemnify Independent Directors/Trustees for Certain Expenses

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Funds, Deutsche Investment Management Americas Inc. (DeIM) has agreed, subject to applicable law and regulation, to indemnify and hold harmless the Funds against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Funds or DeIM (“Enforcement Actions”) or that are the basis for private actions brought by shareholders of the Funds against the Funds, their directors and officers, DeIM and/or certain other parties (“Private Litigation”), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the Funds and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, DeIM has also agreed, subject to applicable law and regulation, to indemnify the Independent Directors/Trustees against certain liabilities the Independent Directors/Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent /Directors Trustees in connection with any Enforcement Actions or Private Litigation. DeIM is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action with respect to which the Funds’ Board determines that the Independent Director/Trustee ultimately would not be entitled to indemnification or (2) for any liability of the Independent Director/Trustee to the Funds or their shareholders to which the Independent Director/Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Director/Trustee’s duties as a director or trustee of the Funds as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Directors/Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by DeIM will survive the termination of the investment management agreements between DeIM and the Funds.

Please retain this supplement for future reference

October 1, 2004

[Scudder Investments logo]

Scudder Technology Fund

Annual Report to Shareholders

October 31, 2003

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. The prospectus contains more complete information, including a description of the risks of investing in the fund, management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

1

Performance Summary October 31, 2003

Average Annual Total Returns (Unadjusted for Sales Charge)

Scudder Technology Fund	1-Year	3-Year	5-Year	10-Year
Class A	45.12%	-25.03%	3.83%	10.81%
Class B	43.65%	-25.76%	2.77%	9.69	%(a)
Class C	43.79%	-25.70%	2.87%	9.85	%(a)
S&P 500 Index+	20.80%	-8.34%	.53%	10.43%
Goldman Sachs Technology Composite Index++	49.53%	-23.49%	-.62%	N/A	**

Scudder Technology Fund	1-Year	3-Year	5-Year	Life of Class***
Class I*	46.10%	-24.74%	4.22%	8.31%
S&P 500 Index+	20.80%	-8.34%	.53%	9.98%
Goldman Sachs Technology Composite Index++	49.53%	-23.49%	-.62%	N/A **

Scudder Technology Fund	1-Year	Life of Class****
Institutional Class*	46.34%	27.37%
S&P 500 Index+	20.80%	15.27%
Goldman Sachs Technology Composite Index++	49.53%	41.97%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value

	Class A	Class B	Class C	Class I	Institutional Class
Net Asset Value:
10/31/03	$10.71	$9.28	$9.49	$11.06	$10.80
10/31/02	$7.38	$6.46	$6.60	$7.57	$7.38

Class A Lipper Rankings - Science & Technology Funds Category

Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	210	of	331	64
3-Year	109	of	266	41
5-Year	29	of	84	35
10-Year	11	of	18	58

Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Source: Lipper Inc.

2

Growth of an Assumed $10,000 Investment(b) (Adjusted for Sales Charge)

[] Scudder Technology Fund - Class A(c)

[] S&P 500 Index+

Yearly periods ended October 31

Comparative Results (Adjusted for Sales Charge)

Scudder Technology Fund		1-Year	3-Year	5-Year	10-Year		Life of Class***
Class A(c)	Growth of $10,000 Average annual total return	$13,678 36.78%	$3,972 -26.49%	$11,372 2.61%	$26,314 10.16%		— —
Class B(c)	Growth of $10,000 Average annual total return	$14,043 40.43%	$4,021 -26.19%	$11,380 2.62%	$25,219 9.69	(a) %(a)	— —
Class C(c)	Growth of $10,000 Average annual total return	$14,235 42.35%	$4,061 -25.94%	$11,403 2.66%	$25,325 9.74	(a) %(a)	— —
Class I*	Growth of $10,000 Average annual total return	$14,610 46.10%	$4,263 -24.74%	$12,295 4.22%	— —		$19,439 8.31%
S&P 500 Index+	Growth of $10,000 Average annual total return	$12,080 20.80%	$7,701 -8.34%	$10,268 .53%	$26,968 10.43%		$22,088 9.98%
Goldman Sachs Technology Composite Index++	Growth of $10,000 Average annual total return	$14,953 49.53%	$4,479 -23.49%	$9,694 -.62%	N/A N/A	** **	N/A N/A	** **

The growth of $10,000 is cumulative.

Comparative Results

Scudder Technology Fund		1-Year	Life of Class****
Institutional Class*	Growth of $10,000 Average annual total return	$14,634 46.34%	$13,366 27.37%
S&P 500 Index+	Growth of $10,000 Average annual total return	$12,080 20.80%	$11,776 15.27%
Goldman Sachs Technology Composite Index++	Growth of $10,000 Average annual total return	$14,953 49.53%	$14,967 41.97%

The growth of $10,000 is cumulative.

3

Notes to Performance Summary

Class I and Institutional Class shares are not subject to sales charge.

**	Index began on August 29, 1996.

***	Class I shares commenced operations on July 3, 1995. Index returns begin June 30, 1995.

****	Institutional Class shares commenced operations on August 19, 2002. Index returns begin August 31, 2002.

[a]	Returns shown for Class B and C shares for the periods prior to their inception date on May 31, 1994 are derived from the historical performance of Class A shares of the Scudder Technology Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

[b]	The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

[c]	Returns shown for Class A, B and C shares have been adjusted to reflect the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charge of 5.75%. Class B share performance is adjusted for the applicable contingent deferred sales charge (“CDSC”), which is 4% within the first year after purchase, declining to 0% after six years. Returns for Class C reflect an initial sales charge of 1%. Redemptions on Class C shares within one year of purchase may be subject to a CDSC of 1%. Any difference in expenses will affect performance.

+	The Standard & Poor’s (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

++	The Goldman Sachs Technology Composite Index is a capitalization-weighted index based on a universe of technology-related stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund’s prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the Fund’s most up-to-date performance. On the Web, go to scudder.com.

4

Portfolio Management Review

Scudder Technology Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), which is part of Deutsche Asset Management, is the investment advisor for Scudder Technology Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Jonathan Wild

CA, Managing Director of Deutsche Asset Management and Co-Manager of the fund.

•	Joined Deutsche Asset Management in 1996 and the fund in 2002.

•	Prior to joining the fund, was both portfolio manager and analyst for UK equities specializing in the Telecoms sector: London.

•	Prior to joining Deutsche Asset Management, had 9 years of experience as fund manager for Finsbury Asset Management and analyst at BZW having previously qualified as a chartered accountant at KPMG.

•	Head of global equity research team for Technology sector: New York.

Lanette Donovan

Managing Director of Deutsche Asset Management and Co-Manager of the fund.

•	Joined Deutsche Asset Management in 2000, as an analyst responsible for large cap telecommunications and computer hardware companies, after 6 years of experience covering technology sector as managing director and team leader for Citibank Asset Management and director in research covering computer hardware, software and services at College Retirement Equities Fund (TIAA-CREF).

•	Analyst for global equity, Hardware and Software sector: New York.

•	Joined the fund in 2003.

•	MBA, Columbia University Business School.

5

Anne Meisner

Director of Deutsche Asset Management and Co-Manager of the fund.

•	Joined Deutsche Asset Management in 2001, after 9 years of experience at Goldman Sachs as vice president, both in the fixed income technology division, as well as in equity research as the lead Infrastructure Software analyst, previously serving as member of technical staff at Bell Communications Research (formerly Bell Labs).

•	Analyst for global equity, Hardware and Software sector: New York.

•	Joined the fund in 2003.

•	MBA, Columbia University Business School.

•	MS, Computer Science, Michigan State University.

In the following interview Co-Managers Jonathan Wild, Lanette Donovan and Anne Meisner discuss Scudder Technology Fund’s performance, strategy and market environment for its annual period ended October 31, 2003.

Q: How did Scudder Technology Fund perform over its most recent annual period?

A: Scudder Technology Fund rose 45.12% (Class A shares unadjusted for sales charge) for the 12 months ended October 31, 2003. (Please see pages 3 through 5 for performance of other share classes.) For the period, the fund outperformed the return of its primary benchmark, the S&P 500 index, which returned 20.80%. However, it underperformed the return of its secondary benchmark, the Goldman Sachs Technology Index, which returned 49.53%. The fund also fell short of the 53.27% average return of its peers in the Lipper Science & Technology Funds category.1

[1]	The Lipper Science & Technology Funds category represents funds that invest at least 65% of their equity portfolios in science and technology stocks. It is not possible to invest directly in a Lipper category.

Q: Will you describe the market environment over the year?

A: Technology stocks had a good recovery this past year. The year is best understood in two halves. The first half of the annual period can best be described as hurry up, wait, and then hurry some more. At the beginning of the period in November 2002, technology stocks rallied as investors began to commit to companies that either appeared undervalued or were beginning to meet reduced earnings expectations. However, as diplomacy over the Iraq crisis deteriorated into war and economists sifted through weak US macro data, the technology sector, along with most of the broader market, found itself in a holding pattern for most of the first calendar quarter of 2003. Following the conclusion of the main military offensive in Iraq, technology along with the broader stock market began to rally in April concluding the first half of the period. Although the overall market benefited during the second half of the period, small caps performed especially well as many investors chased smaller, cyclically sensitive stocks in anticipation of a general US economic recovery. Investors snapped up stocks in a fashion not seen for several years. Sometimes the purchases were based on sound fundamentals, though often it seemed investors were simply buying up stocks only because their prices were beaten low.

6

Q: What factors contributed to the fund’s underperformance versus the Goldman Sachs Technology Index?

A: As managers, we are mainly focused on adding value by individual stock selection, but to understand why the fund finished below the secondary benchmark in this period, it helps to step back and look at the performance based on subsector allocation and stock selection within each subsector.

From a subsector allocation standpoint, what immediately stands out as having hurt the fund was the combination of its underweight in the communications equipment subsector, which rose 87.90% in the year, and to a lesser extent its overweight in software, which rose a disappointing 23.67% in comparison.2 As mentioned above, the Goldman Sachs Technology Index rose 49.53%. This means that the return of the communications subsector outperformed the overall index return by 38.37% for the year and software underperformed the average tech company in the index by 25.86%. While the fund was underweight in communications equipment by only 2.89% and overweight in software by only 2.18%, these weightings hurt the fund relative to the Goldman Sachs Technology Index, given the sharp divergence in performance of these subsectors. Two subsector positions we got right were underweights in information technology (IT) services and in computers and peripherals. Stock selection in software, computers and peripherals and Internet software and services also helped. Despite the fund’s underperformance relative to the index, keep in mind that all of the subsectors and the majority of stocks within the portfolio provided gains during the period.

2	“Overweight” means we hold a higher percentage of a particular security than its baseline representation in the benchmark index. “Underweight” means we hold a lower percentage than the benchmark.

Q: What holdings detracted from performance?

A: Within communications equipment, the fund was hurt by being underweight overall in the smaller-capitalization companies, many of which rose substantially. Correspondingly, the fund was overweight in larger-capitalization companies, which did less well. On balance, it wasn’t so much a matter of owning stocks that performed badly as it was of missing out on some of the strong performers. Sometimes these were stocks we subsequently bought which then added value to the portfolio. For example, we didn’t buy Corning Inc. until later in the period, and its stock was up 487% for the year. Although not buying the stock as it was taking off from the bottom certainly hurt, it has subsequently made a positive contribution to the fund’s performance.

Corning is a turnaround story. The company had large amounts of debt and also suffered from a serious glut (overcapacity) in its core fiber end market. An enormous amount of fiber was put in the ground by various telecommunication companies during the boom of the late 1990s. When the telecom bubble burst, Corning had to severely cut back its production.

The recovery in Corning stock has been driven by the increased demand for flat-panel screens for both laptops and desktops. Corning is a big producer of components for these screens. Another part of the investment case for Corning is that the fiber market is finally coming back with additional demand aimed at feeding homes with broadband capacity to enable faster Internet access. An example of a larger capitalization stock we held that hurt the fund was Nokia Corp., which was up only 4.05% during the period as investors worried about the company’s profit margins.

Within the semiconductors subsector the fund was hurt by its lack of exposure to companies that provide components to wireless markets. These companies performed strongly on expectations of a return to growth in handset volumes in the second half of 2003 and 2004.

7

Q: What holdings added to performance?

Many of the portfolio’s winners fell within the computers and peripherals subsector as well as the software subsector. In particular, computer storage company EMC Corp. was a big overweight and strong performer, up 171%, for the year. VERITAS Software Corp., a provider of data storage and protection solutions, was up 137%. The outperformance of these two companies added more than 2.5% to portfolio performance. The fund also reaped a nice gain by overweighting enterprise software provider BEA Systems Inc., which should benefit from a general spending increase in IT. As a smaller-capitalization company, it benefited from the recent trend of small caps outperforming larger market caps. With regard to market capitalization, we tend not to invest the fund in companies with market capitalizations less than $1 billion, primarily because of the larger expense of trading in such stocks given the large size of the fund.

Q: What are some of the themes or trends you saw emerge in technology this past year?

Wireless handset growth. As mentioned, the resumption of wireless growth in China, the new generation of wireless products and US wireless number portability have helped a number of the smaller semiconductor companies that supply components to handsets and boosted expectations for other suppliers of handset intellectual property like Qualcomm.

Wireless Internet access. We’ve witnessed the growth in wireless local area networks (WLANS), with Wi-Fi emerging as the dominant standard for this capability. WLANS enable users to sit down with their laptops in a coffee shop, for example, and get access to the Internet wirelessly. You’ve probably heard the term “hot spot” used to describe a wireless access location. This has contributed to increased laptop sales and enhanced Intel’s revenues, as its new chips have helped to enable this development.

Corporate IT spending. People are optimistic about corporate spending in 2004 and 2005 partially based on improved general economic prospects.

Internet business model maturity. While the Internet subsector is not huge in terms of market capitalization when compared with other areas of technology (currently representing roughly 5% of the benchmark) it is an interesting area. Our biggest Internet play has been in eBay, Inc., which contributed nicely to fund returns, and additionally the fund held some Yahoo! and Amazon.com Inc. In the case of eBay, the promise of its business plan appears to be finally coming to fruition: it has been making decent profits and generating enormous cash flow. What has been driving this newfound success? First, we believe general trends have been supportive as people are becoming more comfortable with the concept of buying merchandise and services over the Internet. Second, with the growth of broadband access whether delivered by DSL or cable modems, people have an improved experience as the Internet is delivered to them at a faster speed, so they use it more and buy more. eBay has benefited from both of these general trends. It has also vastly expanded the number of categories of items that can be sold or auctioned on its site. For example, one of the big focuses in recent years has been used car sales. That’s become a big business for eBay. The company has also experienced growth in international traffic. The international business has been growing faster than the US business since many countries are coming from lower levels of Internet use, broadband adoption and overall customer comfort with e-commerce. The real beauty is that these Internet companies are often able to leverage their existing resources to execute this revenue growth, which should, in turn, produce potentially substantial profit growth.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

8

Portfolio Summary October 31, 2003

Asset Allocation	10/31/03	10/31/02
Common Stocks	98%	96%
Cash Equivalents	1%	2%
Other	1%	2%

	100%	100%

Sector Diversification (Excludes Cash Equivalents)	10/31/03	10/31/02
Information Technology	92%	85%
Consumer Discretionary	4%	7%
Telecommunication Services	1%	—
Industrials	—	6%
Other	3%	2%

	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at October 31, 2003 (49.1% of Portfolio)
1. Intel Corp. Designer, manufacturer and seller of computer components and related products	9.2%

2. Microsoft Corp. Developer of computer software	7.9%

3. International Business Machines Corp. Manufacturer of computers and provider of information processing services	7.6%

4. Cisco Systems, Inc. Developer of computer network products	6.4%

5. EMC Corp. Provider of enterprise storage systems, software, networks and services	4.4%

6. Dell, Inc. Developer and manufacturer of personal computers	3.5%

7. Oracle Corp. Provider of database management software	2.8%

8. Agilent Technologies, Inc. Provider of global technology in communications, electronics and life sciences	2.6%

9. Texas Instruments, Inc. Provider of imaging and printing systems and information technology services	2.4%

10. Hewlett-Packard Co. Provider of imaging and printing systems and information technology services	2.3%

Portfolio holdings are subject to change.

For more complete details about the fund’s investment portfolio, see page 15. A quarterly Fact Sheet and Portfolio Holdings are available upon request.

9

Investment Portfolio as of October 31, 2003

	Shares	Value ($)
Common Stocks 98.2%
Consumer Discretionary 4.0%
Internet & Catalog Retail 3.6%
Amazon.com, Inc.*	265,369	14,441,381
eBay, Inc.*	429,400	24,020,636
InterActiveCorp.*	577,900	21,214,709

		59,676,726

Media 0.4%
Time Warner, Inc.*	390,383	5,968,956

Financials 0.1%
Diversified Financials
Accredited Home Lenders Holding Co.*	24,744	708,173

Health Care 0.0%
Health Care Equipment & Supplies
Cardiac Science, Inc.*	97,470	396,703
Therasense, Inc.*	6,059	110,759

		507,462

Information Technology 91.8%
Communications Equipment 12.7%
3Com Corp.*	70,400	506,880
ADTRAN, Inc.	6,500	442,195
Advanced Fibre Communications, Inc.*	13,500	324,945
Andrew Corp.*	23,500	307,380
Avaya, Inc.*	70,100	907,094
Brocade Communications Systems, Inc.	997,896	6,536,219
Cisco Systems, Inc.*	4,982,589	104,534,717
Corning, Inc.*	1,741,100	19,117,278
Extreme Networks, Inc.*	21,700	186,620
Foundry Networks, Inc.*	19,700	458,222
Harris Corp.	13,300	495,026
InterDigital Communication Corp.*	9,300	158,007
JDS Uniphase Corp.*	249,900	887,145
Juniper Networks, Inc.*	61,900	1,113,581
Lucent Technologies, Inc.*	2,312,800	7,400,960
Motorola, Inc.	1,491,607	20,181,442
Nortel Networks Corp.*	2,825,515	12,573,542
Polycom, Inc.*	17,000	340,510
QUALCOMM, Inc.	594,452	28,236,470
Scientific-Atlanta, Inc.	28,000	828,800
Sonus Networks, Inc.*	39,700	325,937
Sycamore Networks, Inc.*	61,400	307,000
Tekelec*	9,200	148,028
Tellabs, Inc.*	61,600	463,848
UTStarcom, Inc.*	17,200	541,800

		207,323,646

Computers & Peripherals 19.7%
Dell, Inc.*	1,599,800	57,784,776
EMC Corp.*	5,178,500	71,670,440
Hewlett-Packard Co.	1,688,841	37,678,043
International Business Machines Corp.	1,376,300	123,151,324
Lexmark International, Inc.*	288,668	21,248,852
Pinnacle Systems, Inc.*	17,200	119,540
Sun Microsystems, Inc.*	2,225,115	8,811,455

		320,464,430

Electronic Equipment & Instruments 4.1%
Agilent Technologies, Inc.*	1,670,913	41,639,152
Jabil Circuit, Inc.*	600,800	16,732,280
Solectron Corp.*	1,506,851	8,347,954

		66,719,386

Internet Software & Services 1.1%
Yahoo!, Inc.*	411,491	17,982,157

IT Consulting & Services 7.0%
Accenture Ltd. “A”*	1,600,200	37,444,680
Affiliated Computer Services, Inc. “A”*	322,400	15,775,032
Automatic Data Processing, Inc.	340,898	12,865,491
Computer Sciences Corp.*	163,005	6,458,258
Electronic Data Systems Corp.	302,436	6,487,252
First Data Corp.	443,943	15,848,765
Paychex, Inc.	281,175	10,943,331
SunGard Data Systems, Inc.*	287,139	8,054,249

		113,877,058

Semiconductor Equipment & Products 24.8%
Agere Systems, Inc. “A”*	2,887,259	10,047,661
Altera Corp.*	367,959	7,443,811
Analog Devices, Inc.*	257,001	11,392,854
Applied Materials, Inc.*	1,574,978	36,807,236
ASML Holding NV*	591,528	10,381,316
Broadcom Corp. “A”*	516,008	16,486,456
Infineon Technologies AG (ADR)*	536,300	7,883,610
Intel Corp.	4,541,500	150,096,575
Intersil Corp. “A”	227,800	5,874,962
KLA-Tencor Corp.*	198,623	11,387,057
Linear Technology Corp.	264,066	11,251,852
Maxim Integrated Products, Inc.	410,373	20,399,642
Microchip Technology, Inc.	321,137	10,504,391
Micron Technology, Inc.*	590,800	8,472,072
National Semiconductor Corp.*	248,500	10,096,555
Novellus Systems, Inc.*	350,400	14,468,016
STMicroelectronics NV (New York shares)	519,975	13,852,134
Texas Instruments, Inc.	1,357,800	39,267,576
Xilinx, Inc.*	283,276	8,979,849

		405,093,625

Software 22.4%
Adobe Systems, Inc.	196,415	8,610,834
BEA Systems, Inc.*	1,444,909	20,084,235
BMC Software, Inc.*	528,631	9,187,607
Computer Associates International, Inc.	422,523	9,937,741
Electronic Arts, Inc.*	177,782	17,607,529
Intuit, Inc.*	500,478	25,013,890
Microsoft Corp.	4,917,956	128,604,549
Oracle Corp.*	3,857,800	46,139,288
PeopleSoft, Inc.*	1,206,000	25,036,560
Siebel Systems, Inc.*	639,231	8,047,918
Symantec Corp.*	269,700	17,975,505
Synopsys Ltd.*	298,812	9,478,317
TIBCO Software, Inc.*	1,358,300	8,747,452
VERITAS Software Corp.*	839,650	30,353,348

		364,824,773

Telecommunication Services 0.5%
Wireless Telecommunication Services
Telefonaktiebolaget LM Ericsson (ADR)*	479,500	8,189,860

Other 1.8%
iShares Goldman Sachs Technology Index Fund*	653,300	29,150,246

Total Common Stocks (Cost $1,402,538,423)		1,600,486,498

Preferred Stocks 0.1%
Information Technology 0.1%
Communications Equipment
Chorum Technologies, Inc. “F”* (c)	7,879,747	1,969,937

Software 0.0%
Planetweb, Inc. “E”* (c)	1,838,235	0

Total Preferred Stocks (Cost $22,449,999)		1,969,937

	Principal Amount ($)	Value ($)
Other Investments 0.9%
Adams Capital Management III LP (1.2% limited partnership interest)* (c)	—	1,682,145
Adams Capital Management LP (3.6% limited partnership interest)* (c)	—	421,000
Alloy Ventures 2000 LP (3.0% limited partnership interest)* (c)	—	3,192,600
Asset Management Association 1996 LP (2.5% limited partnership interest)* (c)	—	1,405,400
Asset Management Association 1998 LP (3.5% limited partnership interest)* (c)	—	3,366,300
Crosspoint Venture Partners 1993 LP (2.9% limited partnership interest)* (c)	—	59,600
GeoCapital III LP ( 5.0% limited partnership interest)* (c)	—	217,400
GeoCapital IV LP ( 2.9% limited partnership interest)* (c)	—	1,266,300
Hambrecht & Quist Group Venture Partners* (c)	—	7,000
Med Venture Associates II LP (6.1% limited partnership interest)* (c)	—	326,800
Med Venture Associates III LP (2.7% limited partnership interest)* (c)	—	1,587,960
Sevin Rosen Fund V (2.8% limited partnership interest)* (c)	—	435,900
Total Other Investments (Cost $28,462,839)		13,968,405

	Shares	Value ($)
Cash Equivalents 0.8%
Scudder Cash Management QP Trust, 1.07% (b) (Cost $13,247,336)	13,247,336	13,247,336

Total Investment Portfolio - 100.0% (Cost $1,466,698,597) (a)		1,629,672,176

*	Non-income producing security.
(a)	The cost for federal income tax purposes was $1,540,140,025. At October 31, 2003, net unrealized appreciation for all securities based on tax cost was $89,532,151. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $230,790,649 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $141,258,498.
(b)	Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c)	Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933.

10

Schedule of Restricted Securities	Acquisition Date	Acquisition Cost ($)	Value ($)	Value as % of Net Assets
Adams Capital Management III LP	October 1997 to August 2003	2,175,000	1,682,145	0.10
Adams Capital Management LP	November 2000 to August 2000	1,889,204	421,000	0.03
Alloy Ventures 2000 LP	April 2000 to June 2003	4,119,304	3,192,600	0.20
Asset Management Association 1996 LP	June 1996 to July 2000	1,691,465	1,405,400	0.09
Asset Management Association 1998 LP	December 1998 to November 2001	2,816,280	3,366,300	0.21
Chorum Technologies, Inc. “F”	September 2001 to December 2001	12,450,000	1,969,937	0.12
Crosspoint Venture Partners 1993 LP	April 1993 to November 1998	132,184	59,600	0.00
GEO Capital III LP	December 1993 to December 1996	1,070,773	217,400	0.01
GEO Capital IV LP	April 1996 to March 2000	2,447,407	1,266,300	0.07
Hambrecht & Quist Group Venture Partners	March 2000	7,000,000	7,000	0.00
Med Venture Associates II LP	May 1996 to January 2002	1,146,134	326,800	0.02
Med Venture Associates III LP	September 1998 to October 2003	1,624,213	1,587,960	0.10
Planetweb, Inc. “E” preferred stock	September 2000	9,999,998	0	0.00
Sevin Rosen Fund V	April 1996 to June 2001	2,350,876	435,900	0.03

Total Restricted Securities			15,938,342	0.98

The Fund may purchase securities that are subject to legal or contractual restrictions on resale (“restricted securities”). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The Fund may be unable to sell a restricted security and it may be more difficult to determine a market value for restricted security. Moreover, if adverse market conditions were to develop during the period between the Fund’s decision to sell a restricted security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund. These securities represent non-listed and venture backed start-up businesses. The future value of these securities is uncertain and there may be changes in the estimated value of these securities.

Written Options	Contracts	Expiration Date	Strike Price ($)	Value ($)
Call Options
BEA Systems, Inc.	5,847	11/22/2003	15	146,175
Put Options
BEA Systems, Inc.	5,847	11/22/2003	20	116,940

Total outstanding written options (Premiums received $494,064)				263,115

The accompanying notes are an integral part of the financial statements.

11

Financial Statements

Statement of Assets and Liabilities as of October 31, 2003

Assets
Investments:
Investments in securities, at value (cost $1,453,451,261)	$1,616,424,840
Investment in Scudder Cash Management QP Trust (cost $13,247,336)	13,247,336
Total investments in securities, at value (cost $1,466,698,597)	1,629,672,176
Cash	265,790
Receivable for investments sold	281,247
Dividends receivable	826,944
Interest receivable	16,190
Receivable for Fund shares sold	914,573
Foreign taxes recoverable	4,872

Total assets	1,631,981,792

Liabilities
Payable for Fund shares redeemed	2,124,285
Written options, at value (premiums received $494,064)	263,115
Accrued management fee	730,230
Other accrued expenses and payables	921,703
Total liabilities	4,039,333

Net assets, at value	$1,627,942,459

Net Assets
Net assets consist of:
Accumulated net investment loss	(52,311)
Net unrealized appreciation (depreciation) on:
Investments	162,973,579
Written options	230,949
Accumulated net realized gain (loss)	(1,387,612,054)
Paid-in capital	2,852,402,296

Net assets, at value	$1,627,942,459

The accompanying notes are an integral part of the financial statements.

12

Statement of Assets and Liabilities as of October 31, 2003 (continued)

Net Asset Value
Class A Net Asset Value and redemption price per share ($1,230,773,169 / 114,910,764 outstanding shares of beneficial interest $.01 par value, unlimited number of shares authorized)	$10.71
Maximum offering price per share (100 / 94.25 of $10.71)	$11.36
Class B Net Asset Value, offering and redemption price per share (subject to contingent deferred sales charge) ($306,382,678 / 33,013,078 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.28
Class C Net Asset Value and redemption price per share (subject to contingent deferred sales charge) ($89,770,981 / 9,458,162 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.49
Maximum offering price per share (100 / 99.00 of $9.49)	$9.59
Class I Net Asset Value, offering and redemption price per share ($1,014,292 / 91,742 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$11.06
Institutional Class Net Asset Value, offering and redemption price per share ($1,339 / 124 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$10.80

The accompanying notes are an integral part of the financial statements.

13

Statement of Operations for the year ended October 31, 2003

Investment Income

Dividends (net of foreign taxes withheld of $25,832)	$4,466,119
Interest - Scudder Cash Management QP Trust	170,231
Interest	111,776

Total Income	4,748,126

Expenses:
Management fee	7,501,804
Administrative fee	5,827,140
Services to shareholders	408,070
Distribution service fees	5,806,011
Trustees’ fees and expenses	70,572
Other	50,093
Total expenses, before expense reductions	19,663,690
Expense reductions	(465)

Total expenses, after expense reductions	19,663,225

Net investment income (loss)	(14,915,099)

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from:
Investments	(385,544,782)
Written options	4,295,333
(381,249,449)
Net unrealized appreciation (depreciation) during the period on:
Investments	912,067,535
Written options	(313,375)
911,754,160

Net gain (loss) on investment transactions	530,504,711

Net increase (decrease) in net assets resulting from operations	$515,589,612

The accompanying notes are an integral part of the financial statements.

14

Statement of Changes in Net Assets

	Years Ended October 31,
Increase (Decrease) in Net Assets	2003	2002
Operations:
Net investment income (loss)	$(14,915,099)	$(16,685,206)
Net realized gain (loss) on investment transactions	(381,249,449)	(752,770,078)
Net unrealized appreciation (depreciation) on investment transactions during the period	911,754,160	161,365,989
Net increase (decrease) in net assets resulting from operations	515,589,612	(608,089,295)
Fund share transactions:
Proceeds from shares sold	257,246,481	600,119,759
Cost of shares redeemed	(374,662,638)	(913,537,839)
Net increase (decrease) in net assets from Fund share transactions	(117,416,157)	(313,418,080)
Increase (decrease) in net assets	398,173,455	(921,507,375)
Net assets at beginning of period	1,229,769,004	2,151,276,379

Net assets at end of period (including accumulated net investment loss of $52,311 and $6,678, respectively)	$1,627,942,459	$1,229,769,004

The accompanying notes are an integral part of the financial statements.

15

Financial Highlights

Class A

Years Ended October 31,	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$7.38	$10.80	$29.18	$21.29	$11.77

Income (loss) from investment operations:
Net investment income (loss)[a]	(.07)	(.07)	(.06)	(.09)	(.06)
Net realized and unrealized gain (loss) on investment transactions	3.40	(3.35)	(15.74)	9.92	10.65

Total from investment operations	3.33	(3.42)	(15.80)	9.83	10.59

Less distributions from:
Net realized gains on investment transactions	—	—	(2.58)	(1.94)	(1.07)

Net asset value, end of period	$10.71	$7.38	$10.80	$29.18	$21.29

Total Return (%)[b]	45.12	(31.67)[d]	(57.51)	47.06	94.71
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,231	885	1,521	3,711	2,233
Ratio of expenses before expense reductions (%)	1.17	.97	1.04[c]	1.00	.93
Ratio of expenses after expense reductions (%)	1.17	.97	1.03[c]	.99	.93
Ratio of net investment income (loss) (%)	(.82)	(.66)	(.40)	(.30)	(.38)
Portfolio turnover rate (%)	51	60	96	59	59

[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charges.
[c]	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.02% and 1.02%, respectively.
[d]	In 2002, the Advisor fully reimbursed the Fund for a net loss incurred on transactions which did not meet the Fund’s investment guidelines. The amount of the loss was less than 0.01% of the Fund’s average net assets thus having no impact on the Fund’s total return.

Class B

Years Ended October 31,	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$6.46	$9.55	$26.46	$19.62	$11.03

Income (loss) from investment operations:
Net investment income (loss)[a]	(.14)	(.14)	(.19)	(.36)	(.22)
Net realized and unrealized gain (loss) on investment transactions	2.96	(2.95)	(14.14)	9.14	9.88

Total from investment operations	2.82	(3.09)	(14.33)	8.78	9.66

Less distributions from:
Net realized gains on investment transactions	—	—	(2.58)	(1.94)	(1.07)

Net asset value, end of period	$9.28	$6.46	$9.55	$26.46	$19.62

Total Return (%)[b]	43.65	(32.36)[d]	(57.90)	45.49	92.59
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	306	264	494	1,307	465
Ratio of expenses before expense reductions (%)	2.24	1.94	2.01[c]	1.87	1.92
Ratio of expenses after expense reductions (%)	2.24	1.94	1.96[c]	1.86	1.92
Ratio of net investment income (loss) (%)	(1.89)	(1.63)	(1.33)	(1.30)	(1.37)
Portfolio turnover rate (%)	51	60	96	59	59

[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charges.
[c]	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.96% and 1.96%, respectively.
[d]	In 2002, the Advisor fully reimbursed the Fund for a net loss incurred on transactions which did not meet the Fund’s investment guidelines. The amount of the loss was less than 0.01% of the Fund’s average net assets thus having no impact on the Fund’s total return.

16

Class C

Years Ended October 31,	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$6.60	$9.75	$26.91	$19.91	$11.17

Income (loss) from investment operations:
Net investment income (loss)[a]	(.14)	(.13)	(.18)	(.35)	(.21)
Net realized and unrealized gain (loss) on investment transactions	3.03	(3.02)	(14.40)	9.29	10.02

Total from investment operations	2.89	(3.15)	(14.58)	8.94	9.81

Less distributions from:
Net realized gains on investment transactions	—	—	(2.58)	(1.94)	(1.07)

Net asset value, end of period	$9.49	$6.60	$9.75	$26.91	$19.91

Total Return (%)[b]	43.79	(32.31)[d]	(57.85)	45.72	92.68

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	90	65	111	255	73
Ratio of expenses before expense reductions (%)	2.19	1.84	1.94 [c]	1.76	1.82
Ratio of expenses after expense reductions (%)	2.19	1.84	1.89 [c]	1.75	1.82
Ratio of net investment income (loss) (%)	(1.84)	(1.53)	(1.26)	(1.22)	(1.27)
Portfolio turnover rate (%)	51	60	96	59	59

[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charges.
[c]	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.89% and 1.89%, respectively.
[d]	In 2002, the Advisor fully reimbursed the Fund for a net loss incurred on transactions which did not meet the Fund’s investment guidelines. The amount of the loss was less than 0.01% of the Fund’s average net assets thus having no impact on the Fund’s total return.

Class I

Years Ended October 31,	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$7.57	$11.05	$29.67	$21.54	$11.86

Income (loss) from investment operations:
Net investment income (loss)[a]	(.03)	(.04)	(.01)	—	(.02)
Net realized and unrealized gain (loss) on investment transactions	3.52	(3.44)	(16.03)	10.07	10.77

Total from investment operations	3.49	(3.48)	(16.04)	10.07	10.75

Less distributions from:
Net realized gains on investment transactions	—	—	(2.58)	(1.94)	(1.07)

Net asset value, end of period	$11.06	$7.57	$11.05	$29.67	$21.54

Total Return (%)	46.10	(31.49)[c]	(57.33)	47.62	95.39
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	15	25	59	34
Ratio of expenses before expense reductions (%)	.69	.65	.68 [b]	.70	.65
Ratio of expenses after expense reductions (%)	.69	.65	.68 [b]	.69	.64
Ratio of net investment income (loss) (%)	(.34)	(.34)	(.05)	(.01)	(.09)
Portfolio turnover rate (%)	51	60	96	59	59

[a]	Based on average shares outstanding during the period.
[b]	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .68% and .68%, respectively.
[c]	In 2002, the Advisor fully reimbursed the Fund for a net loss incurred on transactions which did not meet the Fund’s investment guidelines. The amount of the loss was less than 0.01% of the Fund’s average net assets thus having no impact on the Fund’s total return.

17

Institutional Class

	2003	2002a
Selected Per Share Data
Net asset value, beginning of period	$7.38	$8.08

Income (loss) from investment operations:
Net investment income (loss)[b]	(.04)	.01
Net realized and unrealized gain (loss) on investment transactions	3.46	(.71)

Total from investment operations	3.42	(.70)

Net asset value, end of period	$10.80	$7.38

Total Return (%)	46.34	(8.66	)**[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	1	.91
Ratio of expenses (%)	.80	.88	*
Ratio of net investment income (loss) (%)	(.45)	(.74	)*
Portfolio turnover rate (%)	51	60

[a]	For the period from August 19, 2002 (commencement of sales of Institutional Class shares) to October 31, 2002.
[b]	Based on average shares outstanding during the period.
[c]	In 2002, the Advisor fully reimbursed the Fund for a net loss incurred on transactions which did not meet the Fund’s investment guidelines. The amount of the loss was less than 0.01% of the Fund’s average net assets thus having no impact on the Fund’s total return.
*	Annualized
**	Not annualized

18

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Technology Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, non-diversified management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to February 3, 2003, Class C shares were offered without an initial sales charge. Class C shares do not convert into another class. Class I shares and Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; and to enhance potential gain.

The liability representing the Fund’s obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked prices are available. Over-the-counter written or purchased options are valued using dealer supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

19

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund’s maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund’s ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2003, the Fund had a net tax basis capital loss carryforward of approximately $1,314,463,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2009, ($243,805,000), October 31, 2010, ($738,603,000) and October 31, 2011, ($332,055,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net investment losses incurred by the Fund, partnerships and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2003, the Fund’s components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$—
Undistributed net long-term capital gains	$—
Capital loss carryforwards	$(1,314,463,000)
Net unrealized appreciation (depreciation) on investments	$89,532,151

*	For tax purposes, Short-term capital gains distributions are considered ordinary income distributions.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

20

B. Purchases and Sales of Securities

During the year ended October 31, 2003, purchases and sales of investment securities (excluding short-term instruments) aggregated $686,868,479 and $805,531,013, respectively.

For the year ended October 31, 2003, transactions for written options were as follows:

	Number of Contracts	Premium
Outstanding, beginning of period	15,522	$1,998,704
Options written	53,565	3,013,549
Options closed	(26,852)	(2,625,529)
Options expired	(28,465)	(1,687,991)
Options exercised	(2,076)	(204,669)

Outstanding, end of period	11,694	$494,064

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The Fund pays a monthly investment management fee of 1/12 of the annual rate of 0.58% of the first $250,000,000 of the Fund’s average daily net assets, 0.55% of the next $750,000,000 of such net assets, 0.53% of the next $1,500,000,000 of such net assets, 0.51% of the next $2,500,000,000 of such net assets, 0.48% of the next $2,500,000,000 of such net assets, 0.46% of the next $2,500,000,000 of such net assets, 0.44% of the next $2,500,000,000 of such net assets and 0.42% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended October 31, 2003, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.55% of the Fund’s average daily net assets.

Administrative Fee. Under the Administrative Agreement (the “Administrative Agreement”), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the “Administrative Fee”) of 0.225%, 0.425%, 0.325%, 0.10% and 0.145% of the average daily net assets for Class A, B, C, I and Institutional Class shares, respectively, computed and accrued daily and payable monthly for the period November 1, 2002 to December 31, 2002.

Effective January 1, 2003, the Fund’s Trustees approved new Administrative Fee rates of 0.44%, 0.76%, 0.725%, 0.145% and 0.33% of the average daily net assets for Class A, B, C, I and Institutional shares, respectively, computed and accrued daily and payable monthly.

21

For the period November 1, 2002 to September 30, 2003, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated
Class A	$3,640,123
Class B	1,741,500
Class C	436,547
Class I	8,968
Institutional Class	2

$5,827,140

The Administrative Agreement between the Advisor and the Fund terminated effective September 30, 2003 and the Fund directly bears the cost of those expenses formerly covered under the Administrative Agreement.

Effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 0.99%, 1.31%, 1.275%, 0.70% and 0.88% of average daily net assets for Class A, B, C, I and Institutional Class shares, respectively (excluding certain expenses such as Rule 12b-1 and/or service fees, trustee and trustee counsel fees, extraordinary expenses, taxes, brokerage and interest).

Service Provider Fees.

Scudder Investments Service Company (“SISC”), an affiliate of the Advisor, is the Fund’s transfer agent, dividend-paying agent and shareholder service agent. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. (“DST”), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the Fund. For the period October 1, 2003 through October 31, 2003, the amount charged to the Fund by SISC aggregated $405,884, all of which is unpaid at October 31, 2003.

Prior to September 30, 2003, the fees outlined above were paid by the Advisor in accordance with the Administrative Agreement.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc., (“SDI”), a subsidiary of the Advisor, receives a fee (“Distribution Fee”) of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2003, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2003
Class B	$2,065,059	$186,539
Class C	555,969	56,048

	$2,621,028	$242,587

In addition, SDI provides information and administrative services (“Service Fee”) to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2003, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2003	Effective Rate
Class A	$2,311,245		$159,354.23%
Class B	688,415		64,249.25%
Class C	185,323		18,992.25%

	$3,184,983		$242,595

22

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A and C shares for the year ended October 31, 2003 aggregated $355,468 and $1,485, respectively.

In addition, SDI receives any contingent deferred sales charge (“CDSC”) from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of shares redeemed. For the year ended October 31, 2003, the CDSC for Class B and C shares aggregated $545,482 and $2,931, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2003, SDI received $13,416.

Trustees’ Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the “QP Trust”) and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds’ investments in the QP Trust.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended October 31, 2003, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $465 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the “Participants”) share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 10 percent of its net assets under the agreement.

23

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2003		Year Ended October 31, 2002
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	21,363,351	$184,377,246	41,574,031	$465,363,077
Class B	6,185,800	46,380,442	9,100,403	83,357,265
Class C	2,809,824	21,430,583	3,988,754	37,748,330
Class I	623,000	5,058,210	1,348,568	13,650,087
Institutional Class	—	—	124 *	1,000 *

		$257,246,481		$600,119,759

Shares redeemed
Class A	(26,458,139)	$(225,621,937)	(62,405,691)	$(674,924,577)
Class B	(13,988,840)	(104,374,260)	(19,988,663)	(172,454,467)
Class C	(3,217,995)	(24,382,560)	(5,463,954)	(49,814,310)
Class I	(2,573,465)	(20,283,881)	(1,613,522)	(16,344,485)

		$(374,662,638)		$(913,537,839)

Net increase (decrease)
Class A	(5,094,788)	$(41,244,691)	(20,831,660)	$(209,561,500)
Class B	(7,803,040)	(57,993,818)	(10,888,260)	(89,097,202)
Class C	(408,171)	(2,951,977)	(1,475,200)	(12,065,980)
Class I	(1,950,465)	(15,225,671)	(264,954)	(2,694,398)
Institutional Class	—	—	124 *	1,000 *

		$(117,416,157)		$(313,418,080)

*	For the period from August 19, 2002 (commencement of sales of Institutional Class shares) to October 31, 2002.

24

Report of Ernst & Young LLP, Independent Auditors

To the Trustees and Shareholders of Scudder Technology Fund:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of the Scudder Technology Fund (the “Fund”), as of October 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Scudder Technology Fund at October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

Boston, Massachusetts December 22, 2003	/s/ Ernst & Young LLP

25

Tax Information

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

Shareholder Meeting Results

A Special Meeting of the Shareholders of Scudder Technology Fund was held on July 24, 2003. The following matters were voted upon by the shareholders of the portfolio (the resulting votes are presented below):

1. To approve a change to the fund’s sub-classification under the Investment Company Act of 1940 from a diversified to a non-diversified company, as detailed in the Proxy Statement dated June 10, 2003.

Affirmative	Against	Abstain
68,669,856	6,528,678	6,018,595

2. To approve a change in the concentration policy of the fund to require the fund to concentrate its assets in the group of industries constituting the technology sector and to permit the fund to concentrate its assets in one or more industries in the technology sector, as detailed in the Proxy Statement dated June 10, 2003.

Affirmative	Against	Abstain
69,417,898	6,018,257	5,780,973

26

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of October 31, 2003. Each individual’s age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois, 60606. Each Trustee’s term of office extends until the next shareholder’s meeting called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the fund.

Independent Trustees

Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
John W. Ballantine (57) Trustee, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Enron Corporation (energy trading firm) (effective May 30, 2002); First Oak Brook Bancshares, Inc.; Oak Brook Bank; American Healthways, Inc. (provider of disease and care management services); F.N.B. Corporation (bank holding company); Prisma Energy International (owner and operator of Enron’s international energy infrastructure business).	82

Lewis A. Burnham (70) Trustee, 1977-present	Retired; formerly, Director of Management Consulting, McNulty & Company (1990-1998); prior thereto, Executive Vice President, Anchor Glass Container Corporation.	82

Donald L. Dunaway (66) Trustee, 1980-present	Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer) (1963-1994).	82

James R. Edgar (57) Trustee, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty-care products).	82

Paul K. Freeman (53) Trustee, 2002-present	President, Cook Street Holdings (consulting); Adjunct Professor, University of Denver; Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998).	82

Robert B. Hoffman (66) Trustee, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999).	82

Shirley D. Peterson (62) Trustee, 1995-present	Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); Trustee, Bryn Mawr College; AK Steel (steel production).	82

Fred B. Renwick (73) Trustee, 1988-present	Retired; Professor Emeritus of Finance, New York University, Stern School of Business (2001-present); formerly, Professor, New York University Stern School of Business (1965-2001). Directorships: The Wartburg Foundation; Chairman, Finance Committee of Morehouse College Board of Trustees; formerly, Director of Board of Pensions, Evangelical Lutheran Church in America; member of the Investment Committee of Atlanta University Board of Trustees; Chair of the Investment Committee, American Bible Society Board of Trustees.	82

William P. Sommers (70) Trustee, 1979-present	Retired; formerly, President and Chief Executive Officer, SRI International (research and development) (1994-1998); prior thereto, Executive Vice President, lameter (medical information and educational service provider); Senior Vice President and Director, Booz, Allen & Hamilton Inc. (management consulting firm). Directorships: PSI Inc. (satellite engineering and components); Evergreen Solar, Inc. (develop/manufacture solar electric system engines); H2 Gen (manufacture hydrogen generators); Zassi Medical Evolutions, Inc. (specialists in intellectual property opportunities in medical device arena); Guckenheimer Enterprises (executive food services).	82

John G. Weithers (70) Trustee, 1993-present	Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange. Directorships: Federal Life Insurance Company; Chairman of the Members of the Corporation and Trustee, DePaul University; formerly, International Federation of Stock Exchanges; Records Management Systems.	82

27

Interested Trustees and Officers2

Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Richard T. Hale[3] (58) Chairman and Trustee, 2002-present Chief Executive Officer, 2003-present	Managing Director, Deutsche Investment Management Americas Inc. (2003-present); Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); Director, Scudder Global Opportunities Fund (since 2003); Director/Officer Deutsche/Scudder Mutual Funds (various dates); President, Montgomery Street Income Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment companies; 4 funds overseen) (1992-1999)	201

Brenda Lyons[4,6] (40) President, 2003-present	Managing Director, Deutsche Asset Management	n/a

Philip J. Collora (57) Vice President and Assistant Secretary, 1986-present	Director, Deutsche Asset Management	n/a
Daniel O. Hirsch[3] (49) Vice President and Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)	n/a

Kenneth Murphy[4] (40) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); Vice President, Scudder Distributors, Inc. (December 2002-present); formerly, Director, John Hancock Signature Services (1992-2000); Senior Manager, Prudential Mutual Fund Services (1987-1992)	n/a

Charles A. Rizzo[4] (46) Treasurer and Chief Financial Officer, 2002-present	Director, Deutsche Asset Management (April 2000-present). Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)	n/a

Salvatore Schiavone[4] (37) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a

Lucinda H. Stebbins[4] (57) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a

Kathleen Sullivan D’Eramo[4] (46) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a

John Millette[4] (41) Secretary, 2001-present	Director, Deutsche Asset Management	n/a

Lisa Hertz[5] (33) Assistant Secretary, 2003-present	Assistant Vice President, Deutsche Asset Management	n/a

Caroline Pearson[4] (41) Assistant Secretary, 1998-present	Managing Director, Deutsche Asset Management	n/a

[1]	Length of time served represents the date that each Trustee was first elected to the common board of trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, length of time served represents the date that each Officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of trustees.
[2]	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act, as amended. Interested persons receive no compensation from the fund.
[3]	Address: One South Street, Baltimore, Maryland
[4]	Address: Two International Place, Boston, Massachusetts
[5]	Address: 345 Park Avenue, New York, New York
[6]	Ms. Lyons was elected by the Trustees as President on November 19, 2003.

The fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

28

Investment Products

Scudder Funds

Growth Funds

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Blue Chip Fund

Scudder Capital Growth Fund

Scudder Development Fund

Scudder Dynamic Growth Fund

Scudder Flag Investors Communications Fund

Scudder Gold & Precious Metals Fund

Scudder Global Biotechnology Fund

Scudder Growth Fund

Scudder Health Care Fund

Scudder Large Company Growth Fund

Scudder Micro Cap Fund

Scudder Mid Cap Fund

Scudder Small Cap Fund

Scudder Strategic Growth Fund

Scudder Technology Fund

Scudder Technology Innovation Fund

Scudder Top 50 US Fund

Value Funds

Scudder Contrarian Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder-Dreman Small Cap Value Fund

Scudder Flag Investors Equity Partners Fund

Scudder Growth and Income Fund

Scudder Large Company Value Fund

Scudder-RREEF Real Estate Securities Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Scudder Tax Advantaged Dividend Fund

Multicategory/Asset Allocation Funds

Scudder Balanced Fund

Scudder Flag Investors Value Builder Fund

Scudder Focus Value+Growth Fund

Scudder Lifecycle Mid Range Fund

Scudder Lifecycle Long Range Fund

Scudder Lifecycle Short Range Fund

Scudder Pathway Conservative Portfolio

Scudder Pathway Growth Portfolio

Scudder Pathway Moderate Portfolio

Scudder Target 2013 Fund

Scudder Total Return Fund

International/Global Funds

Scudder Emerging Markets Growth Fund

Scudder Emerging Markets Income Fund

Scudder European Equity Fund

Scudder Global Fund

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder Greater Europe Growth Fund

Scudder International Fund

Scudder International Equity Fund

Scudder International Select Equity Fund

Scudder Japanese Equity Fund

Scudder Latin America Fund

Scudder New Europe Fund

Scudder Pacific Opportunities Fund

Income Funds

Scudder Cash Reserves Fund

Scudder Fixed Income Fund

Scudder GNMA Fund

Scudder High Income Plus Fund (formerly Deutsche High Yield Bond Fund)

Scudder High Income Fund

Scudder High Income Opportunity Fund

Scudder Income Fund

Scudder PreservationPlus Fund

Scudder PreservationPlus Income Fund

Scudder Short Duration Fund (formerly Scudder Short-Term Fixed Income Fund)

Scudder Short-Term Bond Fund

Scudder Strategic Income Fund

Scudder U.S. Government Securities Fund

29

Scudder Funds (continued)
Tax-Free Income Funds

Scudder California Tax-Free Income Fund

Scudder Florida Tax-Free Income Fund

Scudder High Yield Tax-Free Fund

Scudder Intermediate Tax/AMT Free Fund (formerly Scudder Medium Term Tax-Free Fund)

Scudder Managed Municipal Bond Fund

Scudder Massachusetts Tax-Free Fund

Scudder Municipal Bond Fund

Scudder New York Tax-Free Income Fund

Scudder Short-Term Municipal Bond Fund

Index-Related Funds

Scudder EAFE ® Equity Index Fund

Scudder Equity 500 Index Fund

Scudder S&P 500 Index Fund

Scudder S&P 500 Stock Fund

Scudder Select 500 Fund

Scudder US Bond Index Fund

Money Market

A large number of money market funds are available through Scudder Investments.

Retirement Programs and Education Accounts

Retirement Programs

Traditional IRA

Roth IRA

SEP-IRA

Inherited IRA

Keogh Plan

401(k), 403(b) Plans

Variable Annuities

Education Accounts

Coverdell Education Savings Account

UGMA/UTMA

IRA for Minors

Closed-End Funds

The Brazil Fund, Inc.

The Korea Fund, Inc.

Montgomery Street Income Securities, Inc.

Scudder Global High Income Fund, Inc.

Scudder New Asia Fund, Inc.

Scudder High Income Trust

Scudder Intermediate Government Trust

Scudder Multi-Market Income Trust

Scudder Municipal Income Trust

Scudder RREEF Real Estate Fund, Inc.

Scudder RREEF Real Estate Fund II, Inc.

Scudder Strategic Income Trust

Scudder Strategic Municipal Income Trust

The Central Europe and Russia Fund, Inc. (formerly The Central European Equity Fund, Inc.)

The Germany Fund, Inc.

The New Germany Fund, Inc.

Not all funds are available in all share classes.

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund’s objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

30

Account Management Resources

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day. Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.

Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356

Proxy Voting	A description of the fund’s policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type “proxy voting” in the search field) - or on the SEC’s Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	KTCAX	KTCBX	KTCCX	KTCIX
CUSIP Number	81123F-108	81123F-207	81123F-306	81123F-504
Fund Number	001	201	301	511

31

Notes

32

[Scudder Investments logo]

Scudder Technology Fund

Semiannual Report to Shareholders

April 30, 2004

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund’s objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. Concentration of the portfolio’s investment in technology stocks may present a greater risk than investments in a more diversified portfolio. Investments by the portfolio in emerging technology companies present greater risk than investments in more-established technology companies. Moreover, this fund is nondiversified and can take larger positions in fewer companies, increasing its overall potential risk. Please read this fund’s prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

1

Performance Summary April 30, 2004

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product’s most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Class I and Institutional Class shares are not subject to sales charges.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class B and C shares for the periods prior to their inception date on May 31, 1994 are derived from the historical performance of Class A shares of the Scudder Technology Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 4/30/04

Scudder Technology Fund	6-Month++	1-Year	3-Year	5-Year	10-Year
Class A	-3.45%	26.10%	-12.30%	-4.41%	10.38%
Class B	-4.09%	24.48%	-13.22%	-5.40%	9.25%
Class C	-3.90%	24.62%	-13.12%	-5.30%	9.41%
S&P 500 Index+	6.27%	22.88%	-2.36%	-2.26%	11.36%
Goldman Sachs Technology Index++	-3.57%	30.73%	-10.78%	-8.86%	N/A **

Scudder Technology Fund	6-Month++	1-Year	3-Year	5-Year	Life of Class*
Class I(a)	-3.44%	26.42%	-12.01%	-4.07%	7.41%
S&P 500 Index+	6.27%	22.88%	-2.36%	-2.26%	10.14%
Goldman Sachs Technology Index++	-3.57%	30.73%	-10.78%	-8.86%	N/A **

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

++	Total returns shown for periods less than one year are not annualized.
*	Class I shares commenced operations on July 3, 1995. Index returns begin June 30, 1995.
**	Index began on August 29, 1996.

2

Average Annual Total Returns (Unadjusted for Sales Charge) as of 4/30/04

Scudder Technology Fund	6-Month++	1-Year	Life of Class***
Institutional Class(a)	-3.24%	27.13%	16.36%
S&P 500 Index+	6.27%	22.88%	14.05%
Goldman Sachs Technology Index++	-3.57%	30.73%	25.00%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

++	Total returns shown for periods less than one year are not annualized.
***	Institutional Class shares commenced operations on August 19, 2002. Index returns begin August 31, 2002.

Net Asset Value

	Class A	Class B	Class C	Class I	Institutional Class
Net Asset Value:
4/30/04	$10.34	$8.90	$9.12	$10.68	$10.45
10/31/03	$10.71	$9.28	$9.49	$11.06	$10.80

Class A Lipper Rankings - Science & Technology Funds Category as of 4/30/04

Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	229	of	313	73
3-Year	124	of	274	46
5-Year	24	of	93	26
10-Year	9	of	19	45

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

3

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

[] Scudder Technology Fund - Class A

[] S&P 500 Index+

Yearly periods ended April 30

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 4/30/04

Scudder Technology Fund		1-Year	3-Year	5-Year	10-Year	Life of Class*
Class A	Growth of $10,000	$11,885	$6,357	$7,521	$25,314	—
	Average annual total return	18.85%	-14.02%	-5.54%	9.73%	—
Class B	Growth of $10,000	$12,148	$6,404	$7,515	$24,216	—
	Average annual total return	21.48%	-13.81%	-5.55%	9.25%	—
Class C	Growth of $10,000	$12,462	$6,559	$7,616	$24,573	—
	Average annual total return	24.62%	-13.12%	-5.30%	9.41%	—
Class I***	Growth of $10,000	$12,642	$6,814	$8,125	—	$18,788
	Average annual total return	26.42%	-12.01%	-4.07%	—	7.41%
S&P 500 Index+	Growth of $10,000	$12,288	$9,307	$8,920	$29,341	$23,473
	Average annual total return	22.88%	-2.36%	-2.26%	11.36%	10.14%
Goldman Sachs Technology Index++	Growth of $10,000	$13,073	$7,102	$6,290	N/A **	N/A	**
	Average annual total return	30.73%	-10.78%	-8.86%	N/A **	N/A	**

The growth of $10,000 is cumulative.

*	Class I shares commenced operations on July 3, 1995. Index returns begin June 30, 1995.
**	Index began on August 29, 1996.
***	Class I shares are not subject to sales charge.

Comparative Results as of 4/30/04

Scudder Technology Fund		1-Year	Life of Class***
Institutional Class(a)	Growth of $10,000	$12,713	$12,933
	Average annual total return	27.13%	16.36%
S&P 500 Index+	Growth of $10,000	$12,288	$12,450
	Average annual total return	22.88%	14.05%
Goldman Sachs Technology Index++	Growth of $10,000	$13,073	$14,432
	Average annual total return	30.73%	25.00%

The growth of $10,000 is cumulative.

***	Institutional Class shares commenced operations on August 19, 2002. Index returns begin August 31, 2002.
a	Class I and Institutional Class shares are not subject to sales charge.
+	The Standard & Poor’s (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
++	The Goldman Sachs Technology Index is an unmanaged capitalization-weighted index based on a universe of technology-related stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

4

Portfolio Management Review

In the following interview, Portfolio Managers Ian Link and Anne Meisner address the market and economy, the management team’s approach and the resulting performance of Scudder Technology Fund for the six-month period November 1, 2003, through April 30, 2004.

Q: How would you characterize the market environment during the period?

A: The past six months were marked by change, extreme fluctuations in the technology markets and mixed economic news. During that time, the technology markets, which logged strong gains primarily in the first half of the period, made a round trip, losing ground during the second half and finishing almost flat.

Throughout the period, we continued to see evidence of a rebound in the technology sector, which propelled tech stocks last year. Many analysts raised earnings estimates, which helped promote positive investor sentiment. Corporate spending on information technology (IT) began to improve, though more slowly than expected. Corporate IT budgets were not fully spent in 2003. As of the end of April 2004, corporations continued to be reluctant to invest in big-ticket items or to commit to long-term projects. Instead of upgrading, they’re repairing or otherwise “refreshing” technologies as necessary - a key difference between this recovery and other IT recoveries of the recent past.

It is our opinion that the current recovery was previously “priced into” technology stocks based on investor expectations. In other words, tech stock prices rose ahead of an actual acceleration in corporate IT spending, allowing little room for later stock price appreciation. This, together with concern about rising interest rates, caused many investors to take profits in technology holdings or to otherwise refrain from investing in the sector.

Q: How did the fund perform during the period?

A: Scudder Technology Fund dipped -3.45% for the six months ended April 30, 2004. (For the fund’s Class A shares unadjusted for sales charges. If sales charges had been included, return would have been lower. Past performance is no guarantee of future results.) For the period, the fund underperformed the return of its primary benchmark, the S&P 500 index, which returned 6.27%. However, the fund outperformed both its secondary benchmarks, the Goldman Sachs Technology Index, which dropped -3.57%, and the average total return of its peers in the Science and Technology Funds category, which was down -4.43%, as measured by Lipper Inc., for the same period.1,2 (Please see pages 3 through 6 for performance of other share classes and more complete performance information.)

[1]	The Goldman Sachs Technology Index is an unmanaged, capitalization-weighted index based on a universe of technology-related stocks.
[2]	The Lipper Science and Technology Funds category is comprised of funds that invest at least 65% of their equity portfolios in science and technology stocks.

5

Despite the fund’s negative return, we believe the portfolio’s broad diversification among technology subsectors, and adept stock-picking among them, helped the fund to weather the choppy market and outpace its benchmark.

Q: How was the fund positioned during the period?

A: During the period, the fund’s largest overweight (a proportionately larger position than the benchmark index) was in software. While other technology subsectors soared during 2003, software lagged. Flagging demand drove stock prices down, creating outstanding opportunities, especially in some of the larger-cap companies, such as Oracle Corp. and Microsoft Corp. Today these stocks are trading at multiples (price-to-earnings ratios) unseen in many years.3 In addition, both companies are seeing improved enterprise spending and are demonstrating good growth. Within software, we focused heavily on security providers. Due to the recent spate of computer viruses, worms and other attacks, companies and individuals are stepping up their spending in software designed to protect their desktops, servers and gateways.

[3]	Price-to-earnings (P/E) ratio is the most common measure of how expensive a stock is. The P/E ratio is equal to a stock’s market capitalization divided by its after-tax earnings over a 12-month period, usually the trailing period but occasionally the current or forward period. The higher the P/E ratio, the more the market is willing to pay for each dollar of annual earnings.

Software was the second-largest contributor to total return, behind semiconductor holdings. In both instances, adept stock selection helped stem losses.

The fund’s largest underweight position (a proportionately smaller stake than the benchmark index) was in computer hardware. Many computer hardware companies, such as International Business Machines Corp. (IBM), which rallied strongly through the end of 2003, are at relatively high multiples. We believed that the IT recovery had been fully priced into these stocks. Their growth rates, in addition, were relatively low. We have since eliminated IBM from the portfolio and trimmed holdings in Dell Inc. and others.

Q: Which stocks were the strongest performers?

A: The fund’s top performer was Telefonaktiebolaget LM Ericsson, which benefited from rising global demand and increased penetration of wireless services, particularly in third-world countries. Wireless technology is developing rapidly, and people are eagerly using cell phones as cameras, MP3 players, data networks and more. We continued to be bullish on wireless technology and to hold a substantial overweight in the subsector. We are also highly optimistic about the prospects for Ericcson. While we have taken some profits, we maintain a significant stake in the company.

Second among positive contributors was eBay, Inc. The company is among a handful of once speculative start-ups that now are seeing real profitability, earnings growth and cash flow. The company is one that has discovered new life in the current revival of Internet investing. As of the end of the semiannual period, we held a large overweight in the stock. Because we believe the company is now fully valued, we plan to reduce our position slightly in the coming months. However, we are enthusiastic about eBay’s near-term prospects and maintain a modest overweight.

Symantec Corp., the nation’s leading provider of antivirus software, was the third-highest gainer. Especially virulent forms of computer worms and other threats have heightened concerns about computer safety. Efforts by corporations and individuals to protect themselves and their property have fueled the company’s earnings growth. During the period, Symantec’s earnings far exceeded analysts’ estimates. NetScreen Technologies, Inc., which specializes in securing public and private networks, also was a strong contributor to total return. The company was acquired during the period by Juniper Networks, Inc., a provider of network infrastructure solutions, at a substantial premium to its market price.

6

Q: Were there stocks or strategies that proved disappointing?

A: An overweight position in EMC Corp., which designs, manufactures and markets information storage and management solutions, was the greatest detractor from total return. Among the strongest performers of 2003, EMC was undermined by profit taking in the new year. However, we believe that the resulting decline in the stock’s price makes the company ever more compelling. We have maintained our position in the company and consider it a good long-term investment.

While we held only a small stake in Nokia Corp., a mobile communications and network infrastructure company, the stock’s steep decline had an impact on portfolio performance. The company twice warned it would fall short of analyst earnings estimates due to poorer-than-expected consumer demand for its products. During the period, we liquidated our shares of Nokia, after which the stock continued to lose ground.

Q: Have you made any changes to the fund’s investment discipline or process since assuming the role of portfolio managers?

A: It’s a great honor to take the helm of a fund with more than 50 years of strong long-term performance. From its earliest days, the fund was rooted in bottom-up, fundamental analysis, a process that evaluates each stock on its individual merits, without regard to the state of its industry or the economy. The process relies on the knowledge and skill of analysts to assess a company’s balance sheet as well as factors such as the wisdom or capability of company management.

In recent years, fund managers also incorporated quantitative analysis - a method of evaluating companies based strictly on their numerical or measurable characteristics. A portion of the portfolio was managed using this approach in an effort to reduce volatility, which typically is pronounced in any technology fund. While the approach proved successful in some cases, we believe that fundamental analysis provides the greatest flexibility to do what we do best: pick stocks. We are confident that by actively managing the entire portfolio, we can more effectively balance risk and return potential.

To that end, in February 2004, we began to rebalance the portfolio, using a fundamental analytical approach alone. It’s a back-to-basics kind of investing that entails thorough research. Often, we build models - a mathematical approach to “what-if” scenarios. We visit with company management and do our homework regarding industries and what may drive or detract from a company’s growth.

Our goal is to consistently perform among the top quartile of our peers in the Lipper Science and Technology Funds category and to outpace the benchmark Goldman Sachs Technology Index. To that end, we have begun to further diversify holdings among the various subsectors and have added select mid-capitalization ($1 billion to $5 billion) and small-capitalization ($250 million to $1 billion) stocks to the portfolio. These tend to react countercyclically to the large- and mega-cap names, helping to provide upside potential in all investment environments. In addition, we have ventured further from the index in terms of stock selection and weighting than in the recent past. While we are relatively conservative in our approach, we are willing to overweight and underweight sectors and stocks significantly if we conclude that it’s warranted.

7

Q: Do you have any closing comments for shareholders?

A: This is a time of great opportunity in the technology market. We believe there is excellent long-term growth potential for every dollar invested. Unlike the past, in which tech stocks were vastly overvalued, today many companies are fairly and attractively priced. Further, the current average growth rate for technology companies is approximately twice that of the broader market. And IT spending continues to show slow improvement.

Technology companies are healthier today than they were at the peak of the technology bubble. Many of the Internet companies that raised $1 billion and then squandered it have disappeared. The majority of technology companies that survived the bursting of the bubble in March 2000 have conserved capital. Most have raised their cash balances, and the ones with free cash flow (the amount of money a company has left over after it has paid all its expenses) have been paying down debt. Even accounting is more meticulous in light of recent scandals.

The strong cash positions of these companies should bode well for them in a rising-interest-rate environment, concerns of which had begun to be a factor by the period’s end. With little or no debt and ample cash balances - which companies such as Microsoft and EMC have - it is unlikely that many tech companies would be forced to borrow. Therefore, higher interest rates should not hamper their ability to grow.

Finally, we thank our shareholder for your enduring trust and support. We look forward, as a team, to providing consistent, long-term investment performance to help you meet your investment goals.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

8

Portfolio Summary April 30, 2004

Asset Allocation	4/30/2004	10/31/03
Common Stocks	97%	98%
Cash Equivalents	2%	1%
Other	1%	1%

	100%	100%

Sector Diversification (Excludes Cash Equivalents)	4/30/2004	10/31/03
Information Technology	92%	92%
Consumer Discretionary	6%	4%
Telecommunication Services	1%	1%
Other	1%	3%

	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at April 30, 2004 (45.7% of Portfolio)

1. Microsoft Corp. Developer of computer software	9.6%
2. Intel Corp. Designer, manufacturer and seller of computer components and related products	5.1%
3. Hewlett-Packard Co. Provider of imaging and printing systems and information technology services	5.1%
4. Cisco Systems, Inc. Developer of computer network products	4.5%
5. eBay, Inc. Provider of on-line auction services	4.1%
6. Motorola, Inc. Manufacturer of telecommunication products and semiconductors	3.6%
7. Oracle Corp. Provider of database management software	3.6%
8. Texas Instruments, Inc. Provider of imaging and printing systems and information technology services	3.5%
9. EMC Corp. Provider of enterprise storage systems, software, networks and services	3.4%
10. Dell, Inc. Developer and manufacturer of personal computers	3.2%

Portfolio holdings are subject to change.

For more complete details about the fund’s investment portfolio, see page 16. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

9

Investment Portfolio as of April 30, 2004 (Unaudited)

	Shares	Value ($)
Common Stocks 97.1%
Consumer Discretionary 5.8%
Internet & Catalog Retail
eBay, Inc.*	750,900	59,936,838
InterActiveCorp.*	785,000	25,017,950

		84,954,788

Information Technology 90.2%
Communications Equipment 14.3%
Avaya, Inc.*	977,500	13,372,200
Cisco Systems, Inc.*	3,146,589	65,669,312
Corning, Inc.*	1,975,000	21,784,250
JDS Uniphase Corp.*	1,667,800	5,070,112
Juniper Networks, Inc.*	645,600	14,125,728
Motorola, Inc.	2,948,507	53,810,253
Nortel Networks Corp.*	60,012	224,445
QUALCOMM, Inc.	589,452	36,817,172

		210,873,472

Computers & Peripherals 14.7%
ATI Technologies, Inc.*	491,800	7,155,690
Dell, Inc.*	1,362,300	47,285,433
EMC Corp.*	4,536,900	50,631,804
Hewlett-Packard Co.	3,785,341	74,571,218
Lexmark International, Inc.*	304,468	27,542,175
Network Appliance, Inc.*	533,100	9,926,322

		217,112,642

Electronic Equipment & Instruments 4.0%
Agilent Technologies, Inc.*	1,079,013	29,144,141
Flextronics International Ltd.*	1,228,200	19,774,020
Sanmina-SCI Corp.*	1,012,300	10,143,246

		59,061,407

Internet Software & Services 1.4%
Check Point Software Technologies Ltd.*	924,700	21,665,721
IT Consulting & Services 10.3%
Accenture Ltd. “A”*	620,600	14,751,662
Affiliated Computer Services, Inc. “A”*	523,500	25,389,750
BearingPoint, Inc.*	2,465,400	24,703,308
First Data Corp.	799,843	36,304,874
Paychex, Inc.	735,875	27,433,420
Unisys Corp.*	1,777,900	23,166,037

		151,749,051

Semiconductors & Semiconductor Equipment 22.2%
Analog Devices, Inc.	662,901	28,239,583
ASML Holding NV*	823,828	12,810,525
Atmel Corp.*	592,500	3,460,200
Broadcom Corp. “A”*	808,908	30,544,366
Infineon Technologies AG (ADR)*	826,200	10,426,644
Intel Corp.	2,941,000	75,671,930
Linear Technology Corp.	599,266	21,351,848
Maxim Integrated Products, Inc.	557,473	25,638,183
Microchip Technology, Inc.	590,700	16,551,414
National Semiconductor Corp.*	454,700	18,547,213
Novellus Systems, Inc.*	507,500	14,697,200
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	745,900	7,108,427
Texas Instruments, Inc.	2,082,800	52,278,280
Xilinx, Inc.*	288,976	9,718,263

		327,044,076

Software 23.3%
BEA Systems, Inc.*	2,207,809	25,191,101
Electronic Arts, Inc.*	545,164	27,596,202
Intuit, Inc.*	416,178	17,675,080
Microsoft Corp.	5,441,356	141,312,015
Oracle Corp.*	4,739,300	53,174,946
SAP AG (ADR)	296,100	11,038,608
Symantec Corp.*	531,086	23,925,424
TIBCO Software, Inc.*	1,745,400	13,090,500
VERITAS Software Corp.*	1,149,050	30,645,163

		343,649,039

Telecommunication Services 1.1%
Wireless Telecommunication Services 1.1%
Telefonaktiebolaget LM Ericsson (ADR)*	603,100	16,084,677

Total Common Stocks (Cost $1,329,788,985)		1,432,194,873

Preferred Stocks 0.1%
Information Technology 0.1%
Communications Equipment 0.1%
Chorum Technologies, Inc. “F”* (c)	7,879,747	1,891,139
Software 0.0%
Planetweb, Inc. “E”* (c)	1,838,235	0

Total Preferred Stock (Cost $22,449,999)		1,891,139

Other Investments 0.8%
Adams Capital Management III LP (1.2% limited partnership interest)* (c)	—	1,550,163
Adams Capital Management LP (3.6% limited partnership interest)* (c)	—	434,000
Alloy Ventures 2000 LP (3.0% limited partnership interest)*(c)	—	3,002,625
Asset Management Association 1996 LP (2.5% limited partnership interest)* (c)	—	1,439,000
Asset Management Association 1998 LP (3.5% limited partnership interest)* (c)	—	981,900
Crosspoint Venture Partners 1993 LP (2.9% limited partnership interest)* (c)	—	58,600
GeoCapital III LP (5.0% limited partnership interest)* (c)	—	265,200
GeoCapital IV LP (2.9% limited partnership interest)* (c)	—	1,196,400
Hambrecht & Quist Group Venture Partners* (c)	—	7,000
Med Venture Associates II LP (6.1% limited partnership interest)* (c)	—	179,600
Med Venture Associates III LP (2.7% limited partnership interest)* (c)	—	1,931,040
Sevin Rosen Fund V (2.8% limited partnership interest)* (c)	—	551,400

Total Other Investments (Cost $28,515,976)		11,596,928

Cash Equivalents 2.0%
Scudder Cash Management QP Trust 1.08% (b) (Cost $29,417,080)	29,417,080	29,417,080

Total Investment Portfolio - 100.0% (Cost $1,410,172,040) (a)		1,475,100,020

*	Non-income producing security.
(a)	The cost for federal income tax purposes was $1,467,040,995. At April 30, 2004, net unrealized appreciation for all securities based on tax cost was $8,059,025. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $160,505,954 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $152,446,929.
(b)	Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c)	Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933.

Schedule of Restricted Securities	Acquisition Date	Acquisition Cost ($)	Value ($)	Value as % of Net Assets
Adams Capital Management III LP	October 1997 to December 2003	2,375,000	1,550,163	0.11
Adams Capital Management LP	November 2000 to August 2000	1,889,204	434,000	0.03
Alloy Ventures 2000 LP	April 2000 to June 2003	4,119,304	3,002,625	0.20
Asset Management Association 1996 LP	June 1996 to July 2000	1,691,465	1,439,000	0.10
Asset Management Association 1998 LP	December 1998 to November 2001	2,816,280	981,900	0.07
Chorum Technologies, Inc. “F”	September 2001 to December 2001	12,450,000	1,891,139	0.13
Crosspoint Venture Partners 1993 LP	April 1993 to November 1998	132,184	58,600	0.00
GeoCapital III LP	December 1993 to December 1996	1,070,773	265,200	0.02
GeoCapital IV LP	April 1996 to March 2000	2,447,407	1,196,400	0.08
Hambrecht & Quist Group Venture Partners	March 2000	7,000,000	7,000	0.00
Med Venture Associates II LP	May 1996 to January 2002	999,271	179,600	0.01
Med Venture Associates III LP	September 1998 to October 2003	1,624,213	1,931,040	0.13
Planetweb, Inc. “E” preferred stock	September 2000	9,999,999	0	0.00
Sevin Rosen Fund V	April 1996 to June 2001	2,350,875	551,400	0.04

Total Restricted Securities			13,488,067	0.92

The Fund may purchase securities that are subject to legal or contractual restrictions on resale (“restricted securities”). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The Fund may be unable to sell a restricted security and it may be more difficult to determine a market value for restricted security. Moreover, if adverse market conditions were to develop during the period between the Fund’s decision to sell a restricted security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund. These securities represent non-listed and venture backed start-up businesses. The future value of these securities is uncertain and there may be changes in the estimated value of these securities.

Written Options	Contracts	Expiration Date	Strike Price ($)	Value ($)
Call Options
eBay Inc.	1,547	5/22/2004	80	363,545
Electronic Arts, Inc.	1,427	5/22/2004	55	57,080
Lexmark International, Inc.	825	5/22/2004	95	61,875
Symantec Corp.	4,003	5/22/2004	50	144,680

Total outstanding written options (Premiums received $1,202,101)				627,180

The accompanying notes are an integral part of the financial statements.

10

Financial Statements

Statement of Assets and Liabilities as of April 30, 2004 (Unaudited)

Assets
Investments:
Investments in securities, at value (cost $1,380,754,960)	$1,445,682,940
Investment in Scudder Cash Management QP Trust (cost $29,417,080)	29,417,080

Total investments in securities, at value (cost $1,410,172,040)	1,475,100,020

Receivable for investments sold	11,970,121
Dividends receivable	180,506
Interest receivable	16,530
Receivable for Fund shares sold	701,495
Other assets	39,970

Total assets	1,488,008,642

Liabilities
Payable for investments purchased	14,593,118
Payable for written option closed	41,170
Payable for Fund shares redeemed	1,779,126
Written options, at value (premiums received $1,202,101)	627,180
Accrued management fee	701,296
Other accrued expenses and payables	1,759,466
Total liabilities	19,501,356

Net assets, at value	$1,468,507,286

Net Assets
Net assets consist of:
Accumulated net investment loss	(6,309,495)
Net unrealized appreciation (depreciation) on:
Investments	64,927,980
Written Options	574,921
Accumulated net realized gain (loss)	(1,335,742,920)
Paid-in capital	2,745,056,800

Net assets, at value	$1,468,507,286

The accompanying notes are an integral part of the financial statements.

11

Statement of Assets and Liabilities as of April 30, 2004 (Unaudited) (continued)

Net Asset Value
Class A Net Asset Value and redemption price per share ($1,141,640,248 / 110,454,829 outstanding shares of beneficial interest $.01 par value, unlimited number of shares authorized)	$10.34
Maximum offering price per share (100 / 94.25 of $10.34)	$10.97
Class B Net Asset Value, offering and redemption price per share (subject to contingent deferred sales charge) ($248,442,052 / 27,904,120 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.90
Class C Net Asset Value, offering and redemption price per share (subject to contingent deferred sales charge) ($77,280,504 / 8,477,831 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.12
Class I Net Asset Value, offering and redemption price per share ($601,452 / 56,318 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$10.68
Institutional Class Net Asset Value, offering and redemption price per share ($543,030 / 51,983 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$10.45

The accompanying notes are an integral part of the financial statements.

12

Statement of Operations for the six months ended April 30, 2004 (Unaudited)

Investment Income
Dividends (net of foreign taxes withheld of $41,870)	$3,908,281
Interest - Scudder Cash Management QP Trust	93,620

Total Income	4,001,901

Expenses:
Management fee	4,442,112
Distribution service fees	3,145,824
Services to shareholders	2,406,369
Custodian	25,261
Auditing	27,330
Legal	13,670
Trustees’ fees and expenses	25,738
Reports to shareholders	121,358
Registration fees	43,267
Other	8,782

Total expenses, before expense reductions	10,259,711

Expense reductions	(626)

Total expenses, after expense reductions	10,259,085

Net investment income (loss)	(6,257,184)

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from:
Investments	50,019,059
Written options	1,850,075
51,869,134
Net unrealized appreciation (depreciation) during the period on:
Investments	(98,045,599)
Written options	343,972

(97,701,627)

Net gain (loss) on investment transactions	(45,832,493)

Net increase (decrease) in net assets resulting from operations	$(52,089,677)

The accompanying notes are an integral part of the financial statements.

13

Statement of Changes in Net Assets

	Six Months Ended April 30, 2004 (Unaudited)	Year Ended October 31, 2003
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(6,257,184)	$(14,915,099)
Net realized gain (loss) on investment transactions	51,869,134	(381,249,449)
Net unrealized appreciation (depreciation) on investment transactions during the period	(97,701,627)	911,754,160
Net increase (decrease) in net assets resulting from operations	(52,089,677)	515,589,612
Fund share transactions:
Proceeds from shares sold	137,191,027	257,246,481
Cost of shares redeemed	(244,536,523)	(374,662,638)
Net increase (decrease) in net assets from Fund share transactions	(107,345,496)	(117,416,157)
Increase (decrease) in net assets	(159,435,173)	398,173,455
Net assets at beginning of period	1,627,942,459	1,229,769,004

Net assets at end of period (including accumulated net investment loss of $6,309,495 and $52,311, respectively)	$1,468,507,286	$1,627,942,459

The accompanying notes are an integral part of the financial statements.

14

Financial Highlights

Class A

Years Ended October 31,	2004[a]		2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$10.71		$7.38	$10.80	$29.18	$21.29	$11.77

Income (loss) from investment operations:
Net investment income (loss)[b]	(.03)		(.07)	(.07)	(.06)	(.09)	(.06)
Net realized and unrealized gain (loss) on investment transactions	(.34)		3.40	(3.35)	(15.74)	9.92	10.65

Total from investment operations	(.37)		3.33	(3.42)	(15.80)	9.83	10.59

Less distributions from:
Net realized gains on investment transactions	—		—	—	(2.58)	(1.94)	(1.07)

Net asset value, end of period	$10.34		$10.71	$7.38	$10.80	$29.18	$21.29

Total Return (%)[c]	(3.45	)**	45.12	(31.67)[e]	(57.51)	47.06	94.71

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,142		1,231	885	1,521	3,711	2,233
Ratio of expenses before expense reductions (%)	1.00	*	1.17	.97	1.04[d]	1.00	.93
Ratio of expenses after expense reductions (%)	1.00	*	1.17	.97	1.03[d]	.99	.93
Ratio of net investment income (loss) (%)	(.50	)*	(.82)	(.66)	(.40)	(.30)	(.38)
Portfolio turnover rate (%)	112	*	51	60	96	59	59

[a]	For the six months ended April 30, 2004 (Unaudited).
[b]	Based on average shares outstanding during the period.
[c]	Total return does not reflect the effect of any sales charges.
[d]	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.02% and 1.02%, respectively.
[e]	In 2002, the Advisor fully reimbursed the Fund for a net loss incurred on transactions which did not meet the Fund’s investment guidelines. The amount of the loss was less than 0.01% of the Fund’s average net assets thus having no impact on the Fund’s total return.
*	Annualized
**	Not annualized

Class B

Years Ended October 31,	2004[a]		2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$9.28		$6.46	$9.55	$26.46	$19.62	$11.03

Income (loss) from investment operations:
Net investment income (loss)[b]	(.08)		(.14)	(.14)	(.19)	(.36)	(.22)
Net realized and unrealized gain (loss) on investment transactions	(.30)		2.96	(2.95)	(14.14)	9.14	9.88

Total from investment operations	(.38)		2.82	(3.09)	(14.33)	8.78	9.66

Less distributions from:
Net realized gains on investment transactions	—		—	—	(2.58)	(1.94)	(1.07)

Net asset value, end of period	$8.90		$9.28	$6.46	$9.55	$26.46	$19.62

Total Return (%)[c]	(4.09	)**	43.65	(32.36)[e]	(57.90)	45.49	92.59

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	248		306	264	494	1,307	465
Ratio of expenses before expense reductions (%)	2.15	*	2.24	1.94	2.01[d]	1.87	1.92
Ratio of expenses after expense reductions (%)	2.15	*	2.24	1.94	1.96[d]	1.86	1.92
Ratio of net investment income (loss) (%)	(1.65	)*	(1.89)	(1.63)	(1.33)	(1.30)	(1.37)
Portfolio turnover rate (%)	112	*	51	60	96	59	59

[a]	For the six months ended April 30, 2004 (Unaudited).
[b]	Based on average shares outstanding during the period.
[c]	Total return does not reflect the effect of any sales charges.
[d]	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.96% and 1.96%, respectively.
[e]	In 2002, the Advisor fully reimbursed the Fund for a net loss incurred on transactions which did not meet the Fund’s investment guidelines. The amount of the loss was less than 0.01% of the Fund’s average net assets thus having no impact on the Fund’s total return.
*	Annualized
**	Not annualized

15

Class C

Years Ended October 31,	2004[a]		2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$9.49		$6.60	$9.75	$26.91	$19.91	$11.17

Income (loss) from investment operations:
Net investment income (loss)[b]	(.07)		(.14)	(.13)	(.18)	(.35)	(.21)
Net realized and unrealized gain (loss) on investment transactions	(.30)		3.03	(3.02)	(14.40)	9.29	10.02

Total from investment operations	(.37)		2.89	(3.15)	(14.58)	8.94	9.81

Less distributions from:
Net realized gains on investment transactions	—		—	—	(2.58)	(1.94)	(1.07)

Net asset value, end of period	$9.12		$9.49	$6.60	$9.75	$26.91	$19.91

Total Return (%)[c]	(3.90	)**	43.79	(32.31)[e]	(57.85)	45.72	92.68

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	77		90	65	111	255	73
Ratio of expenses before expense reductions (%)	2.02	*	2.19	1.84	1.94 [d]	1.76	1.82
Ratio of expenses after expense reductions (%)	2.02	*	2.19	1.84	1.89 [d]	1.75	1.82
Ratio of net investment income (loss) (%)	(1.52	)*	(1.84)	(1.53)	(1.26)	(1.22)	(1.27)
Portfolio turnover rate (%)	112	*	51	60	96	59	59

[a]	For the six months ended April 30, 2004 (Unaudited).
[b]	Based on average shares outstanding during the period.
[c]	Total return does not reflect the effect of any sales charges.
[d]	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.89% and 1.89%, respectively.
[e]	In 2002, the Advisor fully reimbursed the Fund for a net loss incurred on transactions which did not meet the Fund’s investment guidelines. The amount of the loss was less than 0.01% of the Fund’s average net assets thus having no impact on the Fund’s total return.
*	Annualized
**	Not annualized

Class I

Years Ended October 31,	2004[a]		2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$11.06		$7.57	$11.05	$29.67	$21.54	$11.86

Income (loss) from investment operations:
Net investment income (loss)[b]	(.02)		(.03)	(.04)	(.01)	—	(.02)
Net realized and unrealized gain (loss) on investment transactions	(.36)		3.52	(3.44)	(16.03)	10.07	10.77

Total from investment operations	(.38)		3.49	(3.48)	(16.04)	10.07	10.75

Less distributions from:
Net realized gains on investment transactions	—		—	—	(2.58)	(1.94)	(1.07)

Net asset value, end of period	$10.68		$11.06	$7.57	$11.05	$29.67	$21.54

Total Return (%)	(3.44	)[e]**	46.10	(31.49)[d]	(57.33)	47.62	95.39

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1		1	15	25	59	34
Ratio of expenses before expense reductions (%)	.79	*	.69	.65	.68 [c]	.70	.65
Ratio of expenses after expense reductions (%)	.70	*	.69	.65	.68 [c]	.69	.64
Ratio of net investment income (loss) (%)	(.20	)*	(.34)	(.34)	(.05)	(.01)	(.09)
Portfolio turnover rate (%)	112	*	51	60	96	59	59

[a]	For the six months ended April 30, 2004 (Unaudited).
[b]	Based on average shares outstanding during the period.
[c]	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .68% and .68%, respectively.
[d]	In 2002, the Advisor fully reimbursed the Fund for a net loss incurred on transactions which did not meet the Fund’s investment guidelines. The amount of the loss was less than 0.01% of the Fund’s average net assets thus having no impact on the Fund’s total return.
[e]	Total return would have been lower had certain expenses not been reduced.
*	Annualized
**	Not annualized

16

Institutional Class

	2004[a]		2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$10.80		$7.38	$8.08

Income (loss) from investment operations:
Net investment income (loss)[c]	(.01)		(.04)	.01
Net realized and unrealized gain (loss) on investment transactions	(.34)		3.46	(.71)

Total from investment operations	(.35)		3.42	(.70)

Net asset value, end of period	$10.45		$10.80	$7.38

Total Return (%)	(3.24	)**	46.34	(8.66	)[d]**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1		1	.91
Ratio of expenses (%)	.62	*	.80	.88	*
Ratio of net investment income (loss) (%)	(.13	)*	(.45)	(.74	)*
Portfolio turnover rate (%)	112	*	51	60

[a]	For the six months ended April 30, 2004 (Unaudited).
[b]	For the period from August 19, 2002 (commencement of sales of Institutional Class shares) to October 31, 2002.
[c]	Based on average shares outstanding during the period.
[d]	In 2002, the Advisor fully reimbursed the Fund for a net loss incurred on transactions which did not meet the Fund’s investment guidelines. The amount of the loss was less than 0.01% of the Fund’s average net assets thus having no impact on the Fund’s total return.
*	Annualized
**	Not annualized

17

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Technology Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, non-diversified management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to March 1, 2004, Class C shares were offered with an initial sales charge. Class C shares do not convert into another class. Class I shares and Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; and to enhance potential gain.

The liability representing the Fund’s obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked prices are available. Over-the-counter written or purchased options are valued using dealer supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

18

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund’s maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund’s ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2003, the Fund had a net tax basis capital loss carryforward of approximately $1,314,463,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2009, ($243,805,000), October 31, 2010, ($738,603,000) and October 31, 2011, ($332,055,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net investment losses incurred by the Fund, partnerships and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions, if any, will be determined at the end of the fiscal year.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended April 30, 2004, purchases and sales of investment securities (excluding short-term instruments) aggregated $891,095,815 and $1,013,752,230, respectively.

For the six months ended April 30, 2004, transactions for written options were as follows:

	Number of Contracts	Premium
Outstanding, beginning of period	11,694	$494,064
Options written	35,507	2,919,366
Options closed	(15,232)	(1,068,687)
Options expired	(24,167)	(1,142,642)
Options exercised	—	—

Outstanding, end of period	7,802	$1,202,101

19

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The Fund pays a monthly investment management fee of 1/12 of the annual rate of 0.58% of the first $250,000,000 of the Fund’s average daily net assets, 0.55% of the next $750,000,000 of such net assets, 0.53% of the next $1,500,000,000 of such net assets, 0.51% of the next $2,500,000,000 of such net assets, 0.48% of the next $2,500,000,000 of such net assets, 0.46% of the next $2,500,000,000 of such net assets, 0.44% of the next $2,500,000,000 of such net assets and 0.42% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended April 30, 2004, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.55% of the Fund’s average daily net assets.

Effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 0.990%, 1.310%, 1.275%, 0.700% and 0.880% of average daily net assets for Class A, B, C, I and Institutional Class shares, respectively (excluding certain expenses such as Rule 12b-1 distribution and/or service fees, trustee and trustee counsel fees, extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses).

Service Provider Fees.

Scudder Investments Service Company (“SISC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. (“DST”), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the Fund. For the six months ended April 30, 2004, the amount charged to the Fund by SISC was as follows:

Services to Shareholders	Total Aggregated	Not Imposed	Unpaid at April 30, 2004
Class A	$1,359,846	$—	$613,282
Class B	830,703	—	459,698
Class C	195,303	—	102,275
Class I	1,010	402	—
Institutional Class	3	—	—

	$2,386,865	$402	$1,175,255

20

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc., (“SDI”), a subsidiary of the Advisor, receives a fee (“Distribution Fee”) of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2004, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2004
Class B	$1,096,538	$161,112
Class C	330,548	50,992

	$1,427,086	$212,104

In addition, SDI provides information and administrative services (“Service Fee”) to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2004, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2004	Annualized Effective Rate
Class A	$1,243,042		$2,188.20%
Class B	365,513		63,266.25%
Class C	110,183		25,962.25%

	$1,718,738		$91,416

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A and C shares for the six months ended April 30, 2004 aggregated $48,517 and $742, respectively.

In addition, SDI receives any contingent deferred sales charge (“CDSC”) from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of shares redeemed. For the six months ended April 30, 2004, the CDSC for Class B and C shares aggregated $433,787 and $6,137, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended April 30, 2004, SDI received $17.

Trustees’ Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the “QP Trust”) and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds’ investments in the QP Trust.

21

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the six months ended April 30, 2004 custodian fee was reduced by $224 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the “Participants”) share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 10 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2004		Year Ended October 31, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	9,161,187	$101,598,024	21,363,351	$184,377,246
Class B	2,612,500	24,973,341	6,185,800	46,380,442
Class C	1,013,426	9,930,674	2,809,824	21,430,583
Class I	7,804	90,769	623,000	5,058,210
Institutional Class	52,698	598,219	—	—

		$137,191,027		$257,246,481

Shares redeemed
Class A	(13,617,122)	$(150,821,448)	(26,458,139)	$(225,621,937)
Class B	(7,721,458)	(73,717,876)	(13,988,840)	(104,374,260)
Class C	(1,993,757)	(19,500,411)	(3,217,995)	(24,382,560)
Class I	(43,228)	(487,007)	(2,573,465)	(20,283,881)
Institutional Class	(839)	(9,781)	—	—

		$(244,536,523)		$(374,662,638)

Net increase (decrease)
Class A	(4,455,935)	$(49,223,424)	(5,094,788)	$(41,244,691)
Class B	(5,108,958)	(48,744,535)	(7,803,040)	(57,993,818)
Class C	(980,331)	(9,569,737)	(408,171)	(2,951,977)
Class I	(35,424)	(396,238)	(1,950,465)	(15,225,671)
Institutional Class	51,859	588,438	—	—

		$(107,345,496)		$(117,416,157)

22

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. We are unable to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, Deutsche Asset Management (“DeAM”) and its affiliates, certain individuals, including in some cases Fund Trustees/Directors, and other parties. DeAM has undertaken to bear all liabilities and expenses incurred by the Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding fund valuation, market timing, revenue sharing or other subjects of the pending inquiries. Based on currently available information, DeAM believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect its ability to perform under its investment management agreements with the Scudder funds.

23

Account Management Resources

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day. Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.

Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356

Proxy Voting	A description of the fund’s policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type “proxy voting” in the search field) - or on the SEC’s Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	KTCAX	KTCBX	KTCCX	KTCIX
CUSIP Number	81123F-108	81123F-207	81123F-306	81123F-504
Fund Number	001	201	301	511

24

Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients’ information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

Scudder Investments

Attention: Correspondence - Chicago

P.O. Box 219415

Kansas City, MO 64121-9415

August 2003

25

Notes

26

Notes

27

Notes

28

[Scudder Investments logo]

Scudder Technology Innovation Fund

Annual Report to Shareholders

May 31, 2004

2

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund’s objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. Concentration of the portfolio’s investment in technology stocks may present a greater risk than investments in a more diversified portfolio. Investments by the portfolio in emerging technology companies present greater risk than investments in more-established technology companies. This fund is nondiversified and can take larger positions in fewer companies, increasing its overall potential risk. Please read this fund’s prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

3

Performance Summary May 31, 2004

Classes A, B and C

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product’s most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

Returns and rankings for all periods shown for Class B and C reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares for the periods prior to their inception on December 29, 2000 are derived from the historical performance of Class S shares of the Scudder Technology Innovation Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 5/31/04

Scudder Technology Innovation Fund	1-Year	3-Year	5-Year	Life of Fund*
Class A	20.97%	-12.96%	-4.61%	3.85%
Class B	19.89%	-13.75%	-5.43%	2.97%
Class C	19.98%	-13.73%	-5.41%	2.99%
Russell 2000 Index+	30.29%	5.98%	6.70%	4.09%
Goldman Sachs Technology Composite Index++	24.13%	-7.92%	-7.66%	1.33%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

*	The Fund commenced operations on March 2, 1998. Index returns begin March 31, 1998.

Net Asset Value

	Class A	Class B	Class C
Net Asset Value:
5/31/04	$13.67	$13.26	$13.27
5/31/03	$11.30	$11.06	$11.06

4

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

☐	Scudder Technology Innovation Fund - Class A

☐	Russell 2000 Index+

☐	Goldman Sachs Technology Composite Index++

Yearly periods ended May 31

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425. The growth of $10,000 is cumulative.

*	The Fund commenced operations on March 2, 1998. Index returns begin March 31, 1998.

Comparative Results (Adjusted for Maximum Sales Charge) as of 5/31/04

Scudder Technology Innovation Fund		1-Year	3-Year	5-Year	Life of Fund*
Class A	Growth of $10,000	$11,402	$6,215	$7,443	$11,930
	Average annual total return	14.02%	-14.66%	-5.74%	2.87%
Class B	Growth of $10,000	$11,689	$6,287	$7,495	$12,003
	Average annual total return	16.89%	-14.33%	-5.60%	2.97%
Class C	Growth of $10,000	$11,998	$6,420	$7,573	$12,020
	Average annual total return	19.98%	-13.73%	-5.41%	2.99%
Russell 2000 Index+	Growth of $10,000	$13,029	$11,903	$13,827	$12,801
	Average annual total return	30.29%	5.98%	6.70%	4.09%
Goldman Sachs Technology Composite Index++	Growth of $10,000	$12,413	$7,807	$6,712	$10,837
	Average annual total return	24.13%	-7.92%	-7.66%	1.33%

The growth of $10,000 is cumulative.

*	The Fund commenced operations on March 2, 1998. Index returns begin March 31, 1998.

+	The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2,000 small US stocks.

++	The Goldman Sachs Technology Composite Index is a capitalization-weighted index based on a universe of technology-related stocks.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class A Lipper Rankings - Science & Technology Funds Category as of 5/31/04

Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	207	of	316	66
3-Year	194	of	274	71

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

5

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S is not available to new investors.

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit aarp.scudder.com (Class AARP) or myScudder.com (Class S) for the product’s most recent month-end performance.

Returns and rankings for all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class AARP for the periods prior to its inception on October 2, 2000 are derived from the historical performance of Class S shares of the Scudder Technology Innovation Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.

Shareholders redeeming shares held less than one year will have a lower total return due to the effect of the 1% redemption fee.

Average Annual Total Returns as of 5/31/04

Scudder Technology Innovation Fund	1-Year	3-Year	5-Year	Life of Fund*
Class S	21.27%	-12.73%	-4.35%	4.14%
Class AARP	21.25%	-12.72%	-4.33%	4.15%
Russell 2000 Index+	30.29%	5.98%	6.70%	4.09%
Goldman Sachs Technology Composite Index++	24.13%	-7.92%	-7.66%	1.33%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

*	The Fund commenced operations on March 2, 1998. Index returns begin March 31, 1998.

Net Asset Value

	Class AARP	Class S
Net Asset Value:
5/31/04	$13.81	$13.80
5/31/03	$11.39	$11.38

6

Growth of an Assumed $10,000 Investment

☐	Scudder Technology Innovation Fund - Class S

☐	Russell 2000 Index+

☐	Goldman Sachs Technology Composite Index++

Yearly periods ended May 31

The growth of $10,000 is cumulative.

*	The Fund commenced operations on March 2, 1998. Index returns begin March 31, 1998.

Comparative Results as of 5/31/04

Scudder Technology Innovation Fund		1-Year	3-Year	5-Year	Life of Fund*
Class S	Growth of $10,000	$12,116	$6,647	$8,007	$12,878
	Average annual total return	21.16%	-12.73%	-4.35%	4.14%
Class AARP	Growth of $10,000	$12,114	$6,649	$8,014	$12,890
	Average annual total return	21.14%	-12.72%	-4.33%	4.15%
Russell 2000 Index+	Growth of $10,000	$13,029	$11,903	$13,827	$12,801
	Average annual total return	30.29%	5.98%	6.70%	4.09%
Goldman Sachs Technology Composite Index++	Growth of $10,000	$12,413	$7,807	$6,712	$10,837
	Average annual total return	24.13%	-7.92%	-7.66%	1.33%

The growth of $10,000 is cumulative.

*	The Fund commenced operations on March 2, 1998. Index returns begin March 31, 1998.

+	The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2,000 small US stocks.

++	The Goldman Sachs Technology Composite Index is a capitalization-weighted index based on a universe of technology-related stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S Lipper Rankings - Science & Technology Funds Category as of 5/31/04

Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	205	of	316	65
3-Year	193	of	274	71
5-Year	30	of	96	31

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

7

Portfolio Management Review

Scudder Technology Innovation Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), which is part of Deutsche Asset Management, is the investment advisor for Scudder Technology Innovation Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

8

Portfolio Management Team

Ian Link

CFA, Managing Director of Deutsche Asset Management and Lead Manager of the fund.

•	Joined Deutsche Asset Management and the fund in 2004.

•	Head of Technology Global Sector Team.

•	Prior to joining Deutsche Asset Management, had 14 years of experience as senior vice president, fund manager, head of communications and technology teams and equity analyst for Franklin Templeton Investments.

•	MBA, University of California, Berkeley.

Anne Meisner

Director of Deutsche Asset Management and Portfolio Manager of the fund.

•	Joined Deutsche Asset Management in 2001, and the fund in 2003 after 9 years of experience at Goldman Sachs as vice president, both in the fixed income technology division, as well as in equity research as the lead Infrastructure Software analyst, previously serving as member of technical staff at Bell Communications Research (formerly Bell Labs).

•	Analyst for global equity, Hardware and Software sector: New York.

•	MBA, Columbia University Business School.

•	MS, Computer Science, Michigan State University.

In the following interview, Portfolio Managers Ian Link and Anne Meisner discuss Scudder Technology Innovation Fund’s performance, strategy and the market environment during the 12-month period ended May 31, 2004.

Q: How did technology stocks perform in relation to the overall market during the past year?

A: Although the performance of technology stocks cooled somewhat during the final three months of the reporting period, the sector nonetheless produced returns that beat the broader market for the full year. The fund’s benchmark - the Goldman Sachs Technology Composite Index - returned 24.13%, well ahead of the 18.33% return of the S&P 500 index.1

[1]	The S&P 500 index is an unmanaged group of stocks representative of the US stock market.

Tech stocks were helped by two key factors. First, the sector’s fundamentals registered a marked improvement. With the economy strengthening and corporate earnings on the rise, IT spending began to improve, and demand for technology stocks increased sharply. The resulting recovery in the revenues and earnings of companies in the tech sector provided the underpinning for strong performance. Second, tech stocks were helped by trends within the market - namely, investors’ clear preference for the most aggressive and economically sensitive stocks. This led to outperformance for higher-beta areas of the market, most notably technology stocks.2

These positive factors had the most significant impact during the first nine months of the reporting period. But by February, investor enthusiasm cooled due to heightened geopolitical tensions and fears that the Federal Reserve would soon begin to raise interest rates - a move that is viewed as being a negative for the economy and, by extension, the demand for technology products and services. Believing that the earnings cycle for tech companies may have peaked, investors elected to take profits. For the final three months of the period, the Goldman Sachs Technology Composite Index returned 1.19%.

9

Q: How did the fund perform relative to its benchmark and peer group?

A: The fund produced a total return of 20.97% (Class A shares unadjusted for sales charges) for the 12 months ended May 31, 2004, trailing the return of its benchmark. If sales charges had been included, the return would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 9 for the performance of other share classes. The fund also underperformed the 23.96% average return of the 316 funds in Lipper’s Science & Technology Funds category.3

[3]	The Lipper Science & Technology Funds category represents funds that invest at least 65% of their equity portfolios in science and technology stocks.

Q: What factors helped and hurt performance?

A: The biggest boost to performance came from stock selection in software. The fund’s overweight (larger percentage relative to the benchmark) in software also helped. The top performer in this area was TIBCO Software, Inc., a smaller company that makes software businesses can use to integrate their operations. We also received strong performance from stocks in the area of network and information security, including Symantec Corp., Check Point Software and Netscreen (which was acquired by Juniper Networks). All three companies benefited from strong spending on security products, as this area remains a focus for corporate IT organizations. Performance was also helped by the fund’s underweight in the hardware sector, which experienced slower growth than other areas of the industry.

The most significant detractor from performance was stock selection within semiconductors, which made up more than one-fourth of the portfolio. We have addressed this issue by beefing up our research capabilities in this area and repositioning the fund’s portfolio into companies in the sector with higher growth potential. The fund’s portfolio was also hurt by its underweight positions (smaller percentage relative to the benchmark) in Yahoo!, Inc. and Motorola, Inc., both of which produced strong gains. Overweight positions in Nokia (no longer held as of May 31, 2004) and BEA Systems, Inc., both of which reported disappointing first-quarter results, also dragged on performance.

Q: What changes have you made to the fund’s positioning?

A: Following changes to the management team in January, the fund has employed a different approach. However, shareholders should know that only two people out of 11 were replaced, so the team’s knowledge of the fund and sector remains intact. In the past, the fund’s portfolio was concentrated in large-cap names. However, we believe the best way to achieve top-quartile (or top-25%) performance within the Lipper peer group is to use our research capabilities to identify opportunities outside of the large-cap area. In addition, we believe a higher level of portfolio diversification creates a much better risk/return profile for the fund.

With this philosophy as our foundation, we trimmed the fund’s position in large caps and purchased a number of small- and mid-cap stocks. In the process, we created a much more diversified portfolio. It now holds 55 individual unrestricted positions, compared with 46 at the start of the calendar year. These holdings are balanced among large-cap technology stocks that we believe represent an attractive value (such as Microsoft Corp., Dell Inc. and Hewlett-Packard Co.) and smaller companies that are earlier in their life cycles and thus more likely to experience more rapid earnings growth.

The fund also now holds a larger weighting in international tech stocks: roughly 10% of assets, compared with 4%-5% previously. Technology is truly a global sector, and we believe the foreign markets are a source of opportunity for companies with global research capabilities.

In total, we believe these changes will help us achieve our ultimate goal of outperforming the benchmark and producing top-quartile performance.

10

Q: How did these changes affect the fund’s sector weightings?

A: The most notable change was a reduction to the fund’s holdings in the hardware sector. We removed International Business Machines from the portfolio and cut Dell to an underweight, redeploying a portion of the proceeds into Hewlett-Packard, which we believe is undervalued relative to its growth prospects. EMC Corp. is still an overweight in the fund’s portfolio, despite our decision to make a marginal reduction in the position.

Semiconductors (computer chips) sold off recently on the widespread belief that the industry’s growth has peaked. However, we believe semis will continue to post good results through next year, meaning that this sell-off may have created an opportunity. Our purchases have been concentrated in smaller companies that are in markets where we expect demand to be more robust, such as the makers of DRAMs and analog chips. Recent additions include LSI Logic Corp., Novellus Systems, Inc. and Xilinx Inc. - all companies that we believe are positioned to outperform the sector as a whole due to their value-added, higher-margin products. Conversely, we reduced the fund’s weighting in semiconductor companies whose products are essentially commodities (which reduces profit margins). This is reflected in our elimination of Applied Materials and reduction of Intel Corp.

We also added to the fund’s holdings in the technology services area. For example, we purchased the consulting firms Unisys Corp. and Accenture Ltd. We received strong performance from our position in Paychex, Inc. - the payroll management firm. Believing that its stock price has moved closer to fair value, we have begun to take profits in the position. Another addition was Cognizant Technology Solutions Corp., an outsourcing company, which has benefited from the growing trend of US companies outsourcing their functions to India.

In software, we made few changes. Here, the fund maintains a modest overweight in Microsoft Corp., which we believe offers an attractive value after lagging its large-cap tech peers throughout the past year.

Within telecommunications equipment, we elected to cut the fund’s position in Cisco Systems Inc. after the stock ran up in January. Though we still like its prospects, we elected to reallocate money into equipment firms that are focused on the wireless sector, namely Ericsson, Juniper Networks and Motorola.

We kept the fund’s position in Internet stocks at an underweight. Both Yahoo! and eBay Inc. are richly valued, but we believe these two companies will deliver exceptional growth over the next five years, and neither stock has proved to be valuation sensitive. A recent addition is Tom Online, Inc., a Chinese Internet portal that we believe will capitalize on what we expect will be the outstanding growth of Internet usage in that country.

Q: Technology stocks have come a long way in the past year. Is it possible for the rally to continue?

A: Right now, we’re seeing a disconnect between fundamentals and investor attitudes. Tech sector earnings remain strong, and we believe they will continue to rise through the end of this year and possibly well into 2005. What’s more, companies in the sector continue to reduce debt levels and raise their cash balances. Despite these positives, tech stocks have sold off in the past three months due to investor concerns that the earnings cycle has peaked. We believe this concern is premature. As a result, we believe stock prices in the technology sector as a whole fail to reflect the positive earnings trends we believe will be in place over the next six to 12 months. To best take advantage of this, we will continue to avoid or underweight companies whose sales and earnings cycle we believe to be peaking and instead focus on companies that we feel are well-positioned in fast-growing markets.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

11

Portfolio Summary May 31, 2004

Asset Allocation	5/31/04	5/31/03
Equity Securities	97%	97%
Cash Equivalents	3%	2%
Convertible Preferred Stocks	—	1%

	100%	100%

Sector Diversification (Excludes Cash Equivalents)	5/31/04	5/31/03
Information Technology	95%	84%
Consumer Discretionary	5%	9%
Industrials	—	3%
Other	—	4%

	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at May 31, 2004 (42.8% of Portfolio)
1. Microsoft Corp. Developer of computer software	8.8%
2. Intel Corp. Designer, manufacturer and seller of computer components and related products	5.6%
3. Hewlett-Packard Co. Provider of imaging and printing systems and information technology services	4.6%
4. Cisco Systems, Inc. Developer of computer network products	4.6%
5. Oracle Corp. Provider of database management software	3.5%
6. Motorola, Inc. Manufacturer of telecommunication products and semiconductors	3.5%
7. eBay, Inc. Provider of on-line auction services	3.5%
8. EMC Corp. Provider of enterprise storage systems, software, networks and services	3.4%
9. Texas Instruments, Inc. Provider of semiconductors and electronic equipment	2.7%
10. Dell, Inc. Provider of computer products and customer service	2.6%

Portfolio holdings are subject to change.

For more complete details about the Fund’s investment portfolio, see page 19. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

12

Investment Portfolio as of May 31, 2004

	Shares	Value ($)
Common Stocks 95.7%
Consumer Discretionary 4.6%
Internet & Catalog Retail
eBay, Inc.*	83,300	7,397,040
InterActiveCorp.*	82,100	2,566,446

		9,963,486

Financials 0.0%
Hambrecht & Quist Group* (c)	140,000	7,000
Information Technology 91.1%
Communications Equipment 16.8%
Andrew Corp.*	90,000	1,768,500
Avaya, Inc.*	173,100	2,740,173
Avocent Corp.*	45,200	1,549,004
CiDRA Corp.* (c)	241,793	85,111
Cisco Systems, Inc.*	445,500	9,867,825
Corning, Inc.*	233,100	2,888,109
Juniper Networks, Inc.*	137,200	2,868,852
Motorola, Inc.	380,000	7,512,600
QUALCOMM, Inc.	82,600	5,539,982
Tom Online, Inc. (ADR)* (e)	91,200	1,199,280

		36,019,436

Computers & Peripherals 14.6%
ATI Technologies, Inc.*	101,700	1,674,999
Dell, Inc.*	157,900	5,554,922
EMC Corp.*	648,900	7,293,636
Hewlett-Packard Co.	472,000	10,025,280
Lexmark International, Inc.*	36,000	3,395,520
Network Appliance, Inc.*	131,200	2,597,760
Quanta Computer, Inc.	395,000	900,690

		31,442,807

Electronic Equipment & Instruments 3.6%
Agilent Technologies, Inc.*	149,300	3,837,010
Celestica, Inc.*	83,300	1,566,040
Flextronics International Ltd.*	136,500	2,396,940

		7,799,990

Internet Software & Services 2.6%
Check Point Software Technologies Ltd.*	139,500	3,317,310
Yahoo!, Inc.*	74,600	2,287,236

		5,604,546

IT Consulting & Services 7.9%
Accenture Ltd. “A”*	86,500	2,128,765
Affiliated Computer Services, Inc. “A”*	70,900	3,532,238
BearingPoint, Inc.*	124,600	1,069,068
Cognizant Technology Solutions Corp.*	23,800	1,100,512
First Data Corp.	51,800	2,242,422
Paychex, Inc.	104,300	3,912,293
Unisys Corp.*	230,300	3,122,868

		17,108,166

Semiconductors & Semiconductor Equipment 23.5%
Analog Devices, Inc.	72,200	3,548,630
ASML Holding NV*	204,300	3,597,723
Atmel Corp.*	83,700	532,332
Broadcom Corp. “A”*	113,600	4,795,056
Infineon Technologies AG (ADR)*	115,200	1,556,352
Intel Corp.	421,500	12,033,825
Linear Technology Corp.	84,900	3,367,134
LSI Logic Corp.*	232,900	1,909,780
Maxim Integrated Products, Inc.	33,800	1,718,054
Microchip Technology, Inc.	82,100	2,603,391
National Semiconductor Corp.*	127,400	2,760,758
Novellus Systems, Inc.*	70,700	2,353,603
Samsung Electronics Co., Ltd.	3,320	1,482,525
Stakek Holdings, Inc.*	88,100	673,965
Texas Instruments, Inc.	221,800	5,791,198
Xilinx, Inc.	55,400	2,020,992

		50,745,318

Software 21.7%
BEA Systems, Inc.*	433,500	3,741,105
Intuit, Inc.*	96,100	3,765,198
Microsoft Corp.	713,200	18,792,820
Oracle Corp.*	673,900	7,628,548
SAP AG (ADR)*	42,000	1,696,800
Symantec Corp.*	55,900	2,560,220
TIBCO Software, Inc.*	454,100	3,769,030
VERITAS Software Corp.*	185,900	4,944,940

		46,898,661

13

Telecommunication Services 0.4%
Wireless Telecommunication Services
Telefonaktiebolaget LM Ericsson (ADR)*	32,900	919,555

Total Common Stocks (Cost $195,841,896)		206,508,965

Preferred Stock 0.3%
Information Technology 0.3%
Communications Equipment 0.2%
Chorum Technologies, Inc. “E”* (c)	580,046	315,784
Chorum Technologies, Inc. “F”* (c)	981,012	97,893
CiDRA Corp. “D”* (c)	7,133	0

		413,677

Electronic Equipment & Instruments 0.1%
Axsun “C”* (c)	642,674	160,668
Miscellaneous 0.0%
CyVera* (c)	85,472	0

Total Preferred Stock (Cost $17,671,072)		574,345

Convertible Preferred Stocks 0.0%
Information Technology
Electronic Equipment & Instruments
CiDRA Corp.* (c) (Cost $5,503,124)	42,509	89,779
Securities Lending Collateral 0.5%
Daily Assets Fund Institutional, 1.08% (d) (f) (Cost $1,148,000)	1,148,000	1,148,000
Cash Equivalents 3.5%
Scudder Cash Management QP Trust, 1.13% (b) (Cost $7,494,378)	7,494,378	7,494,378

Total Investment Portfolio - 100.0% (Cost $227,658,470) (a)		215,815,467

*	Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.

(a)	The cost for federal income tax purposes was $229,754,402. At May 31, 2004, net unrealized depreciation for all securities based on tax cost was $13,938,935. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $24,466,380 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $38,405,315.

(b)	Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c)	The Fund may purchase securities that are subject to legal or contractual restriction on resale (“restricted securities”). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The Fund may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. Moreover, if adverse market conditions were to develop during the period between the Fund’s decision to sell a restricted security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund.

14

Schedule of Restricted Securities

Securities	Acquisition Dates	Acquisition Cost ($)	Value ($)	Value as % of Net Assets
Axsun “C”	December 2000	7,500,006	160,668.07
Chorum Technologies, Inc. “E”	September 2000 to December 2001	497,384	315,784.15
Chorum Technologies, Inc. “F”	September 2000 to December 2001	9,673,683	97,893.05
CiDRA Corp.	June 2000	5,587,752	174,890.08
CyVera	January 2004	—	0	—
Hambrecht & Quist Group	March 2000	7,000,000	7,000	—

Total Restricted Securities			756,235.35

(d)	Daily Assets Fund Institutional, an affiliated fund, is also managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(e)	All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at May 31, 2004 amounted to $1,089,780, which is 0.5% of total net assets.

(f)	Represents collateral held in connection with securities lending.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Written Options	Contracts	Expiration Date	Strike Price ($)	Value ($)
Call Options
Broadcom Corp.	252	June 2004	42.5	31,500
Lexmark International	114	June 2004	95	20,520

				52,020

Put Option
Cognizant Technology	188	June 2004	22	18,800

Total outstanding written options (Premiums received $77,450)				70,820

The accompanying notes are an integral part of the financial statements.

15

Financial Statements

Statement of Assets and Liabilities as of May 31, 2004

Assets
Investments:
Investments in securities, at value (cost $219,016,092)	$207,173,089
Investment in Daily Assets Fund Institutional (cost $1,148,000) (a)	1,148,000
Investment in Scudder Cash Management QP Trust (cost $7,494,378)	7,494,378
Total investments in securities, at value (cost $227,658,470)	215,815,467
Cash	10,000
Foreign currency at value (cost $206,505)	208,271
Receivable for investments sold	1,377,370
Dividends receivable	34,302
Interest receivable	6,958
Receivable for Fund shares sold	37,975
Receivable for premium on written options	77,450
Foreign taxes recoverable	645
Other receivable	1,378,925

Total assets	218,947,363

Liabilities
Payable upon return of securities loaned	1,148,000
Payable for investments purchased	1,961,828
Payable for Fund shares redeemed	139,332
Written options, at value (premiums received $77,450)	70,820
Accrued management fee	144,107
Other accrued expenses and payables	237,072

Total liabilities	3,701,159

Net assets, at value	$215,246,204

Net Assets
Net assets consist of:
Net unrealized appreciation (depreciation) on:
Investments	(11,843,003)
Written options	6,630
Foreign currency related transactions	1,766
Accumulated net realized gain (loss)	(353,440,896)
Paid-in capital	580,521,707

Net assets, at value	$215,246,204

(a)	Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

16

Statement of Assets and Liabilities as of May 31, 2004 (continued)

Net Asset Value
Class A
Net Asset Value and redemption price per share ($3,889,344 / 284,497 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$13.67
Maximum offering price per share (100 / 94.25 of $13.67)	$14.50
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($913,627 / 68,925 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$13.26
Class C
Net Asset Value and redemption price (subject to contingent deferred sales charge) per share ($3,575,408 / 269,364 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$13.27
Class AARP
Net Asset Value, offering and redemption price (a) per share ($11,297,880 / 817,973 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$13.81
Class S
Net Asset Value, offering and redemption price (a) per share ($195,569,945 / 14,174,010 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$13.80

(a)	Redemption price per share for shares held less than one year is equal to net asset value less a 1.00% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended May 31, 2004

Investment Income
Income:
Dividends (net of foreign taxes withheld of $9,288)	$470,116
Interest - Scudder Cash Management QP Trust	25,573
Securities lending income	798
Total Income	496,487
Expenses:
Management fee	1,828,926
Services to shareholders*	211,731
Administrative fee	1,255,706
Distribution service fees	29,636
Trustees’ fees and expenses	8,171
Other*	52,825
Total expenses, before expense reductions	3,386,995
Expense reductions	(12,666)
Total expenses, after expense reductions	3,374,329

Net investment income (loss)	(2,877,842)

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from:
Investments	10,439,459
Written options	4,551
Foreign currency related transactions	(1,262)
Advisor reimbursement (Note G)	461,232
10,903,980
Net unrealized appreciation (depreciation) during the period on:
Investments	31,070,109
Foreign currency related transactions	1,766
Written options	6,630
31,078,505

Net gain (loss) on investment transactions	41,982,485

Net increase (decrease) in net assets resulting from operations	$39,104,643

*	Included herein are two months of operating expenses previously covered by the Administrative Agreement (see Note C of Notes to Financial Statements) including custodian and accounting fees, auditing, legal, reports to shareholders and registration fees.

The accompanying notes are an integral part of the financial statements.

17

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended May 31,
	2004	2003
Operations:
Net investment income (loss)	$(2,877,842)	$(1,656,004)
Net realized gain (loss) on investment transactions	10,903,980	(59,161,407)
Net unrealized appreciation (depreciation) on investment transactions during the period	31,078,505	50,668,392
Net increase (decrease) in net assets resulting from operations	39,104,643	(10,149,019)
Fund share transactions:
Proceeds from shares sold	45,513,648	39,722,623
Cost of shares redeemed	(53,875,370)	(57,168,526)
Redemption fees	78,070	53,559
Net increase (decrease) in net assets from Fund share transactions	(8,283,652)	(17,392,344)
Increase (decrease) in net assets	30,820,991	(27,541,363)
Net assets at beginning of period	184,425,213	211,966,576

Net assets at end of period	$215,246,204	$184,425,213

The accompanying notes are an integral part of the financial statements.

18

Financial Highlights

Class A

Years Ended May 31,	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$11.30	$11.66	$20.73	$29.15
Income (loss) from investment operations:
Net investment income (loss)[b]	(.20)	(.12)	(.15)	(.07)
Net realized and unrealized gain (loss) on investment transactions	2.57	(.24)	(8.93)	(8.35)
Total from investment operations	2.37	(.36)	(9.08)	(8.42)
Redemption fees	— ***	— ***	.01	—
Net asset value, end of period	$13.67	$11.30	$11.66	$20.73
Total Return (%)[c]	20.97[d]	(3.09)	(43.75)	(28.89	)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	3	2	.8
Ratio of expenses (%)	1.76	1.61	1.48	1.64	*
Ratio of net investment income (loss) (%)	(1.53)	(1.25)	(1.04)	(.74	)*
Portfolio turnover rate (%)	145	68	131	165

[a]	For the period December 29, 2000 (commencement of sales of Class A shares) to May 31, 2001.

[b]	Based on average shares outstanding during the period.

[c]	Total return does not reflect the effect of any sales charge.

[d]	During the period, the Advisor agreed to reimburse the Fund for uninvested cash associated with a settled derivative transaction. Excluding this reimbursement, the total return would have been 20.71%.

*	Annualized

**	Not annualized

***	Amount is less than $.005.

19

Class B

Years Ended May 31,	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$11.06	$11.49	$20.67	$29.15
Income (loss) from investment operations:
Net investment income (loss)[b]	(.30)	(.19)	(.26)	(.13)
Net realized and unrealized gain (loss) on investment transactions	2.50	(.24)	(8.93)	(8.35)
Total from investment operations	2.20	(.43)	(9.19)	(8.48)
Redemption fees	— ***	— ***	.01	—
Net asset value, end of period	$13.26	$11.06	$11.49	$20.67
Total Return (%)[c]	19.89[d,e]	(3.74)	(44.41)	(29.09	)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.9	.8	.7	.1
Ratio of expenses before expense reductions (%)	2.58	2.40	2.28	2.49	*
Ratio of expenses after expense reductions (%)	2.57	2.40	2.28	2.49	*
Ratio of net investment income (loss) (%)	(2.34)	(2.04)	(1.84)	(1.59	)*
Portfolio turnover rate (%)	145	68	131	165

[a]	For the period December 29, 2000 (commencement of sales of Class B shares) to May 31, 2001.

[b]	Based on average shares outstanding during the period.

[c]	Total return does not reflect the effect of any sales charge.

[d]	During the period, the Advisor agreed to reimburse the Fund for uninvested cash associated with a settled derivative transaction. Excluding this reimbursement, the total return would have been 19.62%.

[e]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

***	Amount is less than $.005.

20

Class C

Years Ended May 31,	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$11.06	$11.49	$20.67	$29.15
Income (loss) from investment operations:
Net investment income (loss)[b]	(.28)	(.19)	(.26)	(.13)
Net realized and unrealized gain (loss) on investment transactions	2.49	(.24)	(8.93)	(8.35)
Total from investment operations	2.21	(.43)	(9.19)	(8.48)
Redemption fees	— ***	— ***	.01	—
Net asset value, end of period	$13.27	$11.06	$11.49	$20.67
Total Return (%)[c]	19.98[d,e]	(3.74)	(44.41)	(29.09	)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	.6	.5	.3
Ratio of expenses before expense reductions (%)	2.43	2.38	2.26	2.46	*
Ratio of expenses after expense reductions (%)	2.42	2.38	2.26	2.46	*
Ratio of net investment income (loss) (%)	(2.19)	(2.02)	(1.82)	(1.56	)*
Portfolio turnover rate (%)	145	68	131	165

[a]	For the period December 29, 2000 (commencement of sales of Class C shares) to May 31, 2001.

[b]	Based on average shares outstanding during the period.

[c]	Total return does not reflect the effect of any sales charge.

[d]	During the period, the Advisor agreed to reimburse the Fund for uninvested cash associated with a settled derivative transaction. Excluding this reimbursement, the total return would have been 19.71%.

[e]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

***	Amount is less than $.005.

21

Class AARP

Years Ended May 31,	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$11.39	$11.72	$20.77	$49.10
Income (loss) from investment operations:
Net investment income (loss)[b]	(.18)	(.10)	(.12)	(.07)
Net realized and unrealized gain (loss) on investment transactions	2.60	(.23)	(8.94)	(25.80)
Total from investment operations	2.42	(.33)	(9.06)	(25.87)
Less distributions from:
Net realized gains on investment transactions	—	—	—	(2.52)
Redemption fees	— ***	— ***	.01	.06
Net asset value, end of period	$13.81	$11.39	$11.72	$20.77
Total Return (%)	21.25[d,e]	(2.82)	(43.57)	(54.17	)[c]**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	11	7	7	12
Ratio of expenses before expense reductions (%)	1.57	1.35	1.21	1.28	*
Ratio of expenses after expense reductions	1.56	1.35	1.21	1.28	*
Ratio of net investment income (%)	(1.33)	(.99)	(.77)	(.38	)*
Portfolio turnover rate (%)	145	68	131	165

[a]	For the period from October 2, 2000 (commencement of sales of Class AARP shares) to May 31, 2001.

[b]	Based on average shares outstanding during the period.

[c]	Shareholders redeeming shares held less than one year will have a lower total return due to the effect of the 1% redemption fee.

[d]	During the period, the Advisor agreed to reimburse the Fund for uninvested cash associated with a settled derivative transaction. Excluding this reimbursement, the total return would have been 20.98%.

[e]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

***	Amount is less than $.005.

22

Class S

Years Ended May 31,	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$11.38	$11.71	$20.76	$39.55	$19.31
Income (loss) from investment operations:
Net investment income (loss)[a]	(.18)	(.10)	(.12)	(.15)	(.34)
Net realized and unrealized gain (loss) on investment transactions	2.60	(.23)	(8.94)	(16.15)	21.81
Total from investment operations	2.42	(.33)	(9.06)	(16.30)	21.47
Less distributions from:
Net realized gains on investment transactions	—	—	—	(2.52)	(1.32)
Redemption fees	— *	— *	.01	.03	.09
Net asset value, end of period	$13.80	$11.38	$11.71	$20.76	$39.55
Total Return (%)	21.27[b]	(2.82)	(43.59)	(43.13)	111.79
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	196	174	202	399	668
Ratio of expenses before expense reductions (%)	1.56	1.35	1.21	1.41	1.31[c]
Ratio of expenses after expense reductions (%)	1.56	1.35	1.21	1.41	1.30[c]
Ratio of net investment income (loss) (%)	(1.33)	(.99)	(.77)	(.48)	(.91)
Portfolio turnover rate (%)	145	68	131	165	83

[a]	Based on average shares outstanding during the period.

[b]	During the period, the Advisor agreed to reimburse the Fund for uninvested cash associated with a settled derivative transaction. Excluding this reimbursement, the total return would have been 21.00%.

[c]	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.30% and 1.30%, respectively.

*	Amount is less than $.005.

23

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Technology Innovation Fund (the “Fund”) is a non-diversified series of Scudder Securities Trust (the “Trust”) which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to March 1, 2004, Class C shares were offered with an initial sales charge. Class C shares do not convert into another class. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors. Class AARP and S shares are not subject to initial or contingent deferred sales charges.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

24

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; and to enhance potential gain.

The liability representing the Fund’s obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund’s maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund’s ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

25

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At May 31, 2004 the Fund had a net tax basis capital loss carryforward of approximately $350,297,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until May 31, 2010 ($259,067,000), May 31, 2011 ($81,826,000) and May 31, 2012 ($9,404,000) the respective expiration dates, whichever comes first.

From November 1, 2003 through May 31, 2004, the Fund incurred approximately $1,048,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending May 31, 2005.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net investment losses incurred by the Fund and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At May 31, 2004, the Fund’s components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$—
Undistributed net long-term capital gains	$—
Capital loss carryforwards	$(350,297,000)
Net unrealized appreciation (depreciation) on investments	$(13,938,935)

*	For tax purposes short-term capital gains distributions are considered ordinary income distributions.

26

Redemption Fees. Upon the redemption or exchange of shares held by Class AARP and Class S shareholders for less than one year, a fee of 1% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended May 31, 2004, purchases and sales of investment securities (excluding short-term investments) aggregated $302,977,728 and $314,098,996, respectively.

For the year ended May 31, 2004, transactions for written options were as follows:

	Contracts	Premiums Received ($)
Outstanding at May 31, 2003	—	$—
Options written	21,150	1,319,625
Options closed	(10,197)	(647,594)
Options expired	(10,317)	(590,030)
Options exercised	(82)	(4,551)
Outstanding at May 31, 2004	554	$77,450

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.85% of the first $500,000,000 of the Fund’s average daily net assets, 0.80% of the next $500,000,000 of such net assets, 0.75% of the next $500,000,000 of such net assets, 0.70% of the next $500,000,000 of such net assets and 0.65% of such net assets in excess of $2,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended May 31, 2004, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.85% of the Fund’s average daily net assets.

27

Administrative Fee. Under the Administrative Agreement, the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the “Administrative Fee”) of 0.69%, 0.73%, 0.72%, 0.70% and 0.70% of the average daily net assets for Class A, B, C, AARP and S shares, respectively, computed and accrued daily and payable monthly.

The Administrative Agreement between the Advisor and the Fund terminated effective March 31, 2004 and effective April 1, 2004, the Fund directly bears the cost of those expenses formerly covered under the Administrative Agreement.

Effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and/or Administrative Fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.52%, 1.58%, 1.57%, 1.55% and 1.55% of average daily net assets for Class A, B, C, AARP and S shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule

12b-1 distribution and/or service fees, and trustees and trustee counsel fees).

For the period June 1, 2003 through March 31, 2004, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated
Class A	$21,559
Class B	5,867
Class C	5,042
Class AARP	55,783
Class S	1,167,455

$1,255,706

Service Provider Fees.

Scudder Investments Service Company (“SISC”), an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B and C shares of the Fund. Scudder Service Corporation (“SSC”), a subsidiary of the Advisor, is the transfer, dividend-paying agent and shareholder service agent for Class AARP and S shares of the Fund. Pursuant to a sub-transfer agency agreement among SISC, SSC and DST Systems, Inc. (“DST”), SISC and SSC have delegated certain transfer agent and dividend-paying agent functions to DST. The costs and expenses of such delegation are borne by SISC and SSC, not by the Fund. For the period April 1, 2004 through May 31, 2004, the amounts charged to the Fund by SISC and SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at May 31, 2004
Class A	2,257	—	2,257
Class B	793	76	717
Class C	549	78	471
Class AARP	9,516	1,435	8,081
Class S	152,439	10,738	141,701

	$165,554	$12,327	$153,227

Scudder Fund Accounting Corporation (“SFAC”), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the period April 1, 2004 through May 31, 2004, the amount charged to the Fund by SFAC for accounting services aggregated $7,381, all of which is unpaid at May 31, 2004.

Prior to April 1, 2004, the service provider fees outlined above were paid by the Advisor in accordance with the Administrative Agreement.

28

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. (“SDI”), a subsidiary of the Advisor, receives a fee (“Distribution Fee”) of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended May 31, 2004, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at May 31, 2004
Class B	$7,183	$539
Class C	8,954	2,138

	$16,137	$2,677

In addition, SDI provides information and administrative services (“Service Fee”) to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended May 31, 2004, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at May 31, 2004	Annualized Effective Rate
Class A	$8,395		$535.22%
Class B	2,283		152.24%
Class C	2,821		618.24%

	$13,499		$1,305

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid by shareholders in connection with the distribution of Class A and C shares for the year ended May 31, 2004 aggregated $1,515 and $22, respectively.

In addition, SDI receives any contingent deferred sales charge (“CDSC”) from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended May 31, 2004, the CDSC for Class B and C shares aggregated $46,841 and $798, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares.

29

Trustees’ Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the “QP Trust”) and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds’ investments in the QP Trust.

Other Related Parties. AARP through its affiliate, AARP Services, Inc., monitors and oversees the AARP Investment Program from Scudder Investments, but does not act as an investment advisor or recommend specific mutual funds. DeIM has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by DeIM. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6 billion of net assets, 0.06% for the next $10 billion and 0.05% thereafter. These amounts are used for the general purposes of AARP and its members.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund’s custodian expenses. During the year ended May 31, 2004, the custodian fee was reduced by $339 for custodian credits earned.

E. Securities Lending

The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund in the form of cash and/or government securities equal to 102 percent of the value of domestic securities and 105 percent of the value of foreign denominated securities on loan. The Fund may invest the cash collateral in an affiliated money market fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

30

F. Line of Credit

The Fund and several other affiliated funds (the “Participants”) share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended May 31, 2004		Year Ended May 31, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	243,206	$3,200,842	519,471	$5,080,990
Class B	50,954	657,856	66,844	636,287
Class C	228,674	3,107,093	57,404	559,874
Class AARP	492,252	6,614,806	211,480	2,098,008
Class S	2,397,663	31,933,051	3,181,117	31,347,464

		$45,513,648		$39,722,623

Shares redeemed
Class A	(205,999)	$(2,719,784)	(429,218)	$(4,026,889)
Class B	(49,872)	(652,080)	(60,272)	(560,126)
Class C	(17,047)	(225,048)	(46,576)	(429,257)
Class AARP	(252,111)	(3,418,659)	(249,094)	(2,392,036)
Class S	(3,478,303)	(46,859,799)	(5,146,210)	(49,760,218)

		$(53,875,370)		$(57,168,526)

Redemption fees		$78,070		$53,559

Net increase (decrease)
Class A	37,207	$481,058	90,253	$1,054,101
Class B	1,082	5,776	6,572	76,161
Class C	211,627	2,882,045	10,828	130,617
Class AARP	240,141	3,216,996	(37,614)	(282,087)
Class S	(1,080,640)	(14,869,527)	(1,965,093)	(18,371,136)

		$(8,283,652)		$(17,392,344)

H. Payments Made by Affiliates

During the period, the Advisor agreed to reimburse the Fund $461,232 for uninvested cash associated with a settled derivative transaction.

31

I. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. We are unable to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, Deutsche Asset Management (“DeAM”) and its affiliates, certain individuals, including in some cases Fund Trustees/Directors, and other parties. DeAM has undertaken to bear all liabilities and expenses incurred by the Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding fund valuation, market timing, revenue sharing or other subjects of the pending inquiries. Based on currently available information, DeAM believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect its ability to perform under its investment management agreements with the Scudder funds.

J. Fund Merger

On June 15, 2004, the Board of Scudder Technology Innovation Fund ( “the Fund”) approved, in principle, the merger of the Fund into Scudder Technology Fund, a Scudder fund managed by the same portfolio management team.

Completion of the merger is subject to a number of conditions, including final approval by the Fund’s Board and approval by the shareholders of the Fund at a shareholder meeting expected to be held within approximately the next four months.

Report of Independent Registered Public Accounting Firm

To the Trustees of Scudder Securities Trust and the Shareholders of Scudder Technology Innovation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Technology Innovation Fund (the “Fund”) at May 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts	PricewaterhouseCoopers LLP
July 29, 2004

Tax Information

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of May 31, 2004. Each individual’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910. Unless otherwise indicated, the address of each Officer is Two International Place, Boston, Massachusetts 02110-4103. The term of office for each Trustee is until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns, retires or is removed as provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Trustee will hold office for an indeterminate period. The Trustees of the Trust may also serve in similar capacities with other funds in the fund complex.

Independent Trustees

Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen

Dawn-Marie Driscoll (1946) Chairman and Trustee, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene’s (1978-1988). Directorships: CRS Technology (technology service company); Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; former Chairman, ICI Directors Services Committee	48

Henry P. Becton, Jr. (1943) Trustee, 1990-present	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); The A.H. Belo Company (media company); Concord Academy; Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; New England Aquarium; Mass Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	48

Keith R. Fox (1954) Trustee, 1996-present	Managing Partner, Exeter Capital Partners (private equity funds). Directorships: Facts on File (school and library publisher); Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); K-Media, Inc. (broadcasting); Natural History, Inc. (magazine publisher); National Association of Small Business Investment Companies (trade association)	48

Louis E. Levy (1932) Trustee, 2002-present	Retired. Formerly, Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants (1992-1998); Partner, KPMG LLP (1958-1990). Directorships: Household International (banking and finance); ISI Family of Funds (registered investment companies; 4 funds overseen)	48

Jean Gleason Stromberg (1943) Trustee, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, US General Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.	48

Jean C. Tempel (1943) Trustee, 1994-present	Managing Partner, First Light Capital (venture capital group) (2000-present); formerly, Special Limited Partner, TL Ventures (venture capital fund) (1996-1998); General Partner, TL Ventures (1994-1996); President and Chief Operating Officer, Safeguard Scientifics, Inc. (public technology business incubator company) (1991-1993). Directorships: Sonesta International Hotels, Inc.; Aberdeen Group (technology research); United Way of Mass Bay; The Commonwealth Institute (supports women entrepreneurs). Trusteeships: Connecticut College, Vice Chair of Board, Chair, Finance Committee; Northeastern University, Vice Chair of Finance Committee, Chair, Funds and Endowment Committee	48

Carl W. Vogt (1936) Trustee, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	48

Officers2

Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Julian F. Sluyters[3] (1960) Chief Executive Officer, 2004-present	Managing Director, Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991 to 1998) UBS Global Asset Management

Brenda Lyons (1963) President, 2003-present	Managing Director, Deutsche Asset Management

John Millette (1962) Vice President and Secretary, 1999-present	Director, Deutsche Asset Management

Kenneth Murphy (1963) Vice President, 2002- present	Vice President, Deutsche Asset Management (2000-present); formerly, Director, John Hancock Signature Services (1992-2000)

Charles A. Rizzo (1957) Treasurer and Chief Financial Officer, 2002- present	Managing Director, Deutsche Asset Management (April 2004-present); formerly, Director, Deutsche Asset Management (April 2000-March 2004); Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)

Lisa Hertz[3] (1970) Assistant Secretary, 2003- present	Assistant Vice President, Deutsche Asset Management

Daniel O. Hirsch[4] (1954) Assistant Secretary, 2002- present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)

Caroline Pearson (1962) Assistant Secretary, 1997- present	Managing Director, Deutsche Asset Management

Kevin Gay (1959) Assistant Treasurer, 2004- present	Vice President, Deutsche Asset Management

Salvatore Schiavone (1965) Assistant Treasurer, 2003- present	Director, Deutsche Asset Management

Kathleen Sullivan D’Eramo (1957) Assistant Treasurer, 2003- present	Director, Deutsche Asset Management

[1]	Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each Officer was first elected to serve as an Officer of any fund overseen by the aforementioned common board of Trustees.

[2]	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

[3]	Address: 345 Park Avenue, New York, New York

[4]	Address: One South Street, Baltimore, Maryland

35

Account Management Resources

For shareholders of Classes A, B and C

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day. Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.

Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356

Proxy Voting	A description of the fund’s policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type “proxy voting” in the search field) - or on the SEC’s Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C
Nasdaq Symbol	SRIAX	SRIBX	SRICX
CUSIP Number	811196-765	811196-757	811196-740
Fund Number	451	651	751

36

For shareholders of Class AARP and Class S

	AARP Investment Program Shareholders	Scudder Class S Shareholders

Automated Information Lines	Easy-Access Line	SAIL™
	(800) 631-4636	(800) 343-2890

Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.

Web Sites	aarp.scudder.com	myScudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day. Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277	(800) SCUDDER
	To speak with an AARP Investment Program service representative.	To speak with a Scudder service representative.

Written Correspondence	AARP Investment Program from Scudder Investments	Scudder Investments
	PO Box 219735 Kansas City, MO 64121-9735	PO Box 219669 Kansas City, MO 64121-9669

Proxy Voting	A description of the fund’s policies and procedures for voting proxies for portfolio securities can be found on our Web sites - aarp.scudder.com or myScudder.com (type “proxy voting” in the search field) - or on the SEC’s Web site - www.sec.gov. To obtain a written copy without charge, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact:

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class AARP	Class S

Nasdaq Symbol	STCHX	SCUTX

Fund Number	151	351

Notes

Notes

Notes

37

38

SCUDDER TECHNOLOGY FUND

PART C – OTHER INFORMATION

ITEM 15. INDEMNIFICATION

Article VIII of the Registrant’s Agreement and Declaration of Trust (Exhibit (1)(a) hereto, which is incorporated herein by reference) provides in effect that the Registrant will indemnify its officers and trustees under certain circumstances. However, in accordance with Section 17(h) and 17(i) of the Investment Company Act of 1940 and its own terms, said Article of the Agreement and Declaration of Trust does not protect any person against any liability to the Registrant or its shareholders to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

Each of the trustees who is not an “interested person” (as defined under the Investment Company Act of 1940) of the Registrant (a “Non-interested Trustee”) has entered into an indemnification agreement with the Registrant, which agreement provides that the Registrant shall indemnify the Non-interested Trustee against certain liabilities which such Trustee may incur while acting in the capacity as a trustee, officer or employee of the Registrant to the fullest extent permitted by law, now or in the future, and requires indemnification and advancement of expenses unless prohibited by law. The indemnification agreement cannot be altered without the consent of the Non-interested Trustee and is not affected by amendment of the Agreement and Declaration of Trust. In addition, the indemnification agreement adopts certain presumptions and procedures which may make the process of indemnification and advancement of expenses, more timely, efficient and certain. In accordance with Section 17(h) of the Investment Company Act of 1940, the indemnification agreement does not protect a Non-interested Trustee against any liability to the Registrant or its shareholders to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

The Registrant has purchased insurance policies insuring its officers and trustees against certain liabilities which such officers and trustees may incur while acting in such capacities and providing reimbursement to the Registrant for sums which it may be permitted or required to pay to its officers and trustees by way of indemnification against such liabilities, subject to certain deductibles.

On April 5, 2002, Zurich Scudder Investments, Inc. (“Scudder”), the investment adviser, now known as Deutsche Investment Management Americas Inc., was acquired by Deutsche Bank AG, not including certain U.K. Operations (the “Transaction”). In connection with the Trustees’ evaluation of the Transaction, Deutsche Bank agreed to indemnify, defend and hold harmless Registrant and the trustees who were not “interested persons” of Scudder, Deutsche Bank or Registrant (the “Independent Trustees”) for and against any liability and claims and expenses based upon or arising from, whether in whole or in part, or directly or indirectly, any untrue statement or alleged untrue statement of a material fact made to the Independent Trustees by Deutsche Bank in connection with the Independent Trustees’ consideration of the Transaction, or any omission or alleged omission of a material fact necessary in order to make statements made, in light of the circumstances under which they were made, not misleading.

Deutsche Investment Management Americas Inc. (“DeIM”), the investment advisor, has agreed, subject to applicable law and regulation, to indemnify and hold harmless the Registrant against any loss, damage, liability and expense, including, without limitation, the advancement and payment, as incurred, of reasonable fees and expenses of counsel (including counsel to the Registrant and counsel to the Non-interested Trustees) and consultants, whether retained by the Registrant or the Non-interested Trustees, and other customary costs and expenses incurred by the Registrant in connection with any litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Registrant (“Private Litigation and Enforcement Actions”). In the event that this indemnification is unavailable to the Registrant for any reason, then DeIM has agreed to contribute to the amount paid or payable by the Registrant as a result of any loss, damage, liability or expense in such proportion as is appropriate to reflect the relative fault of DeIM and the Registrant with respect to the matters which resulted in such loss, damage, liability or expense, as well as any other relevant equitable considerations; provided, however, if no final determination is made in such action or proceeding as to the relative fault of DeIM and the Registrant, then DeIM shall pay the entire amount of such loss, damage, liability or expense.

In recognition of its undertaking to indemnify the Registrant, DeIM has also agreed, subject to applicable law and regulation, to indemnify and hold harmless each of the Non-interested Trustees against any and all loss, damage, liability and expense, including without limitation the advancement and payment as incurred of reasonable fees and expenses of counsel and consultants, and other customary costs and expenses incurred by the Non-interested Trustees, arising from the Private Litigation and Enforcement, including without limitation:

1.	all reasonable legal and other expenses incurred by the Non-interested Trustees in connection with the Private Litigation and Enforcement Actions, and any actions that may be threatened or commenced in the future by any person (including any governmental authority), arising from or similar to the matters alleged in the Private Litigation and Enforcement Actions, including without limitation expenses related to the defense of, service as a witness in, or monitoring of such proceedings or actions;

2.	all liabilities and expenses incurred by any Non-interested Trustee in connection with any judgment resulting from, or settlement of, any such proceeding, action or matter;

3	any loss or expense incurred by any Non-interested Trustee as a result of the denial of, or dispute about, any insurance claim under, or actual or purported rescission or termination of, any policy of insurance arranged by DeIM (or by a representative of DeIM acting as such, acting as a representative of the Registrant or of the Non-interested Trustees or acting otherwise) for the benefit of the Non-interested Trustee, to the extent that such denial, dispute or rescission is based in whole or in part upon any alleged misrepresentation made in the application for such policy or any other alleged improper conduct on the part of DeIM, any of its corporate affiliates, or any of their directors, officers or employees;

4.	any loss or expense incurred by any Non-interested Trustee, whether or not such loss or expense is otherwise covered under the terms of a policy of insurance, but for which the Non-interested Trustee is unable to obtain advancement of expenses or indemnification under that policy of insurance, due to the exhaustion of policy limits which is due in whole or in part to DeIM or any affiliate thereof having received advancement of expenses or indemnification under that policy for or with respect to a matter which is the subject of the indemnification agreement; provided, however, the total amount which DeIM will be obligated to pay under this provision for all loss or expense, will not exceed the amount that DeIM and any of its affiliates actually receive under that policy or insurance for or with respect to a matter which is the subject of the indemnification agreement; and

5.	all liabilities and expenses incurred by any Non-interested Trustee in connection with any proceeding or action to enforce his or her rights under the agreement, unless DeIM prevails on the merits of any such dispute in a final, nonappealable court order.

DeIM is not required to pay costs or expenses or provide indemnification to or for any individual Non-interested Trustee (i) with respect to any particular proceeding or action as to which the Board of the Registrant has determined that such Non-interested Trustee ultimately will not be entitled to indemnification with respect thereto, or (ii) for any liability of the Non-interested Trustee to the Registrant or its shareholders to which such Non-interested Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Non-interested Trustee’s duties as a Trustee of the Registrant as determined in a final adjudication in such proceeding or action. In addition, to the extent that DeIM has paid costs or expenses under the agreement to any individual Non-interested Trustee with respect to a particular proceeding or action, and there is a final adjudication in such proceeding or action of the Non-interested Trustee’s liability to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Non-interested Trustee’s duties as a Trustee of the Registrant, such Non-interested Trustee has undertaken to repay such costs or expenses to DeIM.

ITEM 16. EXHIBITS

Exhibit 1	(a)

Amended and Restated Agreement and Declaration of Trust.

(Incorporated by reference to Post-Effective Amendment No. 64 to Registrant’s Registration Statement on Form N-1A which was filed on January 30, 1996.)

(b)

Certificate of Amendment of Declaration of Trust dated May 23, 2001.

(Incorporated by reference to Post-Effective Amendment No. 73 to Registrant’s Registration Statement on Form N-1A which was filed on February 28, 2002.)

Exhibit 2	(a)	By-laws. (Incorporated by reference to Post-Effective Amendment No. 64 to Registrant’s Registration Statement on Form N-1A which was filed on January 30, 1996.)

	(b)	Amendment to the By-laws. (Incorporated by reference to Post-Effective Amendment No. 72 to Registrant’s Registration Statement on Form N-1A which was filed on February 1, 2001.)

	(c)	Amendment to the By-laws, to be filed by amendment to Registrant’s Registration Statement on Form N-1A.

Exhibit 3		Not Applicable.

Exhibit 4		Form of Agreement and Plan of Reorganization, filed herein as Appendix A to Part A of this Registration Statement.

Exhibit 5	(a)	Text of Share Certificate. (Incorporated by reference to Post-Effective Amendment No. 64 to the Registrant’s Registration Statement on Form N-1A which was filed on January 30, 1996.)

	(b)	Written Instrument Establishing and Designating Separate Classes of Shares. (Incorporated by reference to Post-Effective Amendment No. 64 to the Registrant’s Registration Statement on Form N-1A which was filed on January 30, 1996.)

	(c)	Amended and Restated Written Instrument Establishing and Designating Separate Classes of Shares. (Incorporated by reference to Post-Effective Amendment No. 65 to the Registrant’s Registration Statement on Form N-1A which was filed on December 24, 1996.)

	(d)	Amended and Restated Establishment and Designation of Classes of Shares of Beneficial Interest, Institutional Class, dated August 29, 2002. (Incorporated by reference to Post-Effective Amendment No. 76 to the Registrant’s Registration Statement on Form N-1A which was filed on December 27, 2002.)

	(e)	Redesignation of Class of Shares of Beneficial Interest and Amended and Restated Establishment and Designation of Classes of Shares of Beneficial Interest dated July 21, 2004. (Incorporated by reference to Post-Effective Amendment No. 85 to Registrant’s Registration Statement on Form N-1A which was filed on August 31, 2004.)

Exhibit 6	(a)	Investment Management Agreement between the Registrant (on behalf of Scudder Technology Fund) and Deutsche Investment Management Americas Inc., dated April 5, 2002. (Incorporated by reference to Post-Effective Amendment No. 74 to Registrant’s Registration Statement on Form N-1A which was filed on June 20, 2002.)

	(b)	First Amendment to Investment Management Agreement for Scudder Technology Fund dated March 19, 2003. (Incorporated by reference to Post-Effective Amendment No. 81 to the Registration Statement which was filed on January 7, 2004.)

Exhibit 7	(a)	Underwriting and Distribution Services Agreement between the Registrant, on behalf of Kemper Technology Fund, and Kemper Distributors, Inc. dated October 1, 1999. (Incorporated by reference to Post-Effective Amendment No. 70 to the Registrant’s Registration Statement on Form N-1A which was filed on January 31, 2000.)

	(b)	Underwriting and Distribution Services Agreement between the Registrant and Scudder Distributors Inc., dated April 5, 2002. (Incorporated by reference to Post-Effective Amendment No. 74 to Registrant’s Registration Statement on Form N-1A which was filed on June 20, 2002.)

	(c)	Underwriting and Distribution Services Agreement between the Registrant and Scudder Distributors Inc., on behalf of Class AARP and Class S of the Fund, to be filed by amendment to Form N-1A.

Exhibit 8		Not Applicable.

Exhibit 9	(a)	Foreign Custody Agreement between the Registrant, on behalf of Kemper Technology Fund, and The Chase Manhattan Bank. (Incorporated by reference to Post-Effective Amendment No. 64 to Registrant’s Registration Statement on Form N-1A which was filed on January 30, 1996.)

	(b)	Custodian Agreement between the Registrant, on behalf of Kemper Technology Fund, and State Street Bank and Trust Company. (Incorporated by reference to Post-Effective Amendment No. 70 to the Registrant’s Registration Statement on Form N-1A which was filed on January 31, 2000.)

	(c)	Amendment to Custody Contract between the Registrant, on behalf of Kemper Technology Fund, and State Street Bank and Trust Company. (Incorporated by reference to Post-Effective Amendment No. 70 to the Registrant’s Registration Statement on Form N-1A which was filed on January 31, 2000.)

	(d)	Amendment to Custodian Contract between the Registrant, on behalf of Scudder Technology Fund, and State Street Bank and Trust Company dated July 2, 2001. (Incorporated by reference to Post-Effective Amendment No. 73 to Registrant’s Registration Statement on Form N-1A which was filed on February 28, 2002.)

Exhibit 10	(a)	Rule 12b-1 Plan between Scudder Technology Fund (Class A Shares) and Scudder Distributors, Inc. dated July 1, 2001. (Incorporated by reference to Post-Effective Amendment No. 73 to Registrant’s Registration Statement on Form N-1A which was filed on February 28, 2002.)

	(b)	Amended and Restated Rule 12b-1 Plan between Scudder Technology Fund (Class B Shares) and Scudder Distributors, Inc. dated July 1, 2001. (Incorporated by reference to Post-Effective Amendment No. 73 to Registrant’s Registration Statement on Form N-1A which was filed on February 28, 2002.)

	(c)	Amended and Restated Rule 12b-1 Plan between Scudder Technology Fund (Class C Shares) and Scudder Distributors, Inc. dated July 1, 2001. (Incorporated by reference to Post-Effective Amendment No. 73 to Registrant’s Registration Statement on Form N-1A which was filed on February 28, 2002.)

	(d)	Shareholder Services Agreement between Scudder Technology Fund and Zurich Scudder Investments, Inc. dated July 1, 2001. (Incorporated by reference to Post-Effective Amendment No. 73 to Registrant’s Registration Statement on Form N-1A which was filed on February 28, 2002.)

	(e)	Amended and Restated Multi-Distribution System Plan dated August 19, 2002. (Incorporated by reference to Post-Effective Amendment No. 75 to Registrant’s Registration Statement on Form N-1A which was filed on August 16, 2002.)

	(f)	Amended and Restated Multi-Distribution System Plan dated August 21, 2004, to be filed by amendment to Form N-1A.

Exhibit 11		Opinion and Consent of Vedder, Price, Kaufman & Kammholz, P.C. is filed herein.

Exhibit 12		Form of Tax Opinion and Consent of Willkie Farr & Gallagher LLP is filed herein.

Exhibit 13	(a)	Agency Agreement. (Incorporated by reference to Post-Effective Amendment No. 64 to Registrant’s Registration Statement on Form N-1A which was filed on January 30, 1996.)

	(b)	Supplement to Agency Agreement dated January 1, 1999. (Incorporated by reference to Post-Effective Amendment No. 72 to Registrant’s Registration Statement on Form N-1A which was filed on February 1, 2001.)

	(c)	Supplement to Agency Agreement between Registrant and Investors Fiduciary Trust Company dated June 1, 1997. (Incorporated by reference to Post-Effective Amendment No. 66 to the Registrant’s Registration Statement on Form N-1A which was filed on January 27, 1998.)

	(d)	Transfer Agency and Service Agreement and the amendments thereto between the Registrant and Scudder Service Corporation, on behalf of Class AARP and Class S shares of the Fund, to be filed by amendment to Form N-1A.

	(e)	Administrative Services Agreement between the Registrant and Kemper Distributors, Inc. dated April 1, 1997. (Incorporated by reference to Post-Effective Amendment No. 66 to the Registrant’s Registration Statement on Form N-1A which was filed on January 27, 1998.)

	(f)	Amended Fee Schedule for Administrative Services Agreement dated January 1, 2000. (Incorporated by reference to Post-Effective Amendment No. 72 to Registrant’s Registration Statement on Form N-1A which was filed on February 1, 2001.)

	(g)	Fund Accounting Agreement between Kemper Technology Fund and Scudder Fund Accounting Corporation dated December 31, 1997. (Incorporated by reference to Post-Effective Amendment No. 66 to the Registrant’s Registration Statement on Form N-1A which was filed on January 27, 1998.)

	(h)	Administrative Services Agreement between Scudder Technology Fund and Zurich Scudder Investments, Inc. dated July 1, 2001. (Incorporated by reference to Post-Effective Amendment No. 73 to Registrant’s Registration Statement on Form N-1A which was filed on February 28, 2002.)

	(i)	Amended and Restated Administrative Services Agreement between the Registrant, on behalf of Scudder Technology Fund, dated May 15, 2002. (Incorporated by reference to Post-Effective Amendment No. 75 to Registrant’s Registration Statement on Form N-1A which was filed on August 16, 2002.)

	(i)	First Amendment to Fund Accounting Services Agreement between Scudder Technology Fund and Scudder Fund Accounting Corporation dated March 19, 2003. (Incorporated by reference to Post-Effective Amendment No. 81 to the Registration Statement which was filed on January 7, 2004.)

	(j)	Letters of Indemnity, dated September 10, 2004, are filed herein.

Exhibit 14	(a)	Consent of Ernst & Young LLP is filed herein.

	(b)	Consent of PricewaterhouseCoopers LLP is filed herein.

Exhibit 15		Not Applicable.

Exhibit 16		Powers of Attorney were previously filed with Registrant’s Preliminary Registration Statement (File No. 333-117760) filed on July 29, 2004 are hereby incorporated by reference.

Exhibit 17		Form of Proxy is filed herein and appears in Part A of this Registration Statement.

ITEM 17. UNDERTAKINGS

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

As required by the Securities Act of 1933, this Pre-Effective Amendment to the Registration Statement has been signed on behalf of the registrant, in the City of New York, and State of New York, on the 15th day of October, 2004.

SCUDDER TECHNOLOGY FUND

By:	/s/ Julian F. Sluyters
Julian F. Sluyters
Chief Executive Officer

As required by the Securities Act of 1933, this Pre-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ Julian F. Sluyters Julian F. Sluyters	Chief Executive Officer	October 15, 2004

/s/ Paul Schubert Paul Schubert	Chief Financial Officer and Principal Accounting Officer	October 15, 2004

John W. Ballantine * John W. Ballantine	Trustee	October 15, 2004

Lewis A. Burnham * Lewis A. Burnham	Trustee	October 15, 2004

Donald L. Dunaway * Donald L. Dunaway	Trustee	October 15, 2004

James R. Edgar * James R. Edgar	Trustee	October 15, 2004

Paul K. Freeman * Paul K. Freeman	Trustee	October 15, 2004

Robert B. Hoffman * Robert B. Hoffman	Trustee	October 15, 2004

Shirley D. Peterson* Shirley D. Peterson	Trustee	October 15, 2004

Fred B. Renwick* Fred B. Renwick	Trustee	October 15, 2004

William N. Shiebler* William N. Shiebler	Trustee	October 15, 2004

John G. Weithers* John G. Weithers	Trustee	October 15, 2004

*By	/s/ Caroline Pearson
Caroline Pearson*
Assistant Secretary

*	Attorney-in-fact pursuant to the powers of attorney contained in and filed as exhibit 16 to Registrant’s Registration Statement on Form N-14 (File No. 333-117760) on July 29, 2004, and are incorporated by reference herein.

INDEX OF EXHIBITS

EXHIBIT NUMBER	EXHIBIT TITLE

Exhibit 11	Opinion and Consent of Vedder, Price, Kaufman & Kammholz, P.C.

Exhibit 12	Form of Tax Opinion and Consent of Willkie Farr & Gallagher LLP

Exhibit 13(j)	Letters of Indemnity

Exhibit 14(a)	Consent of Ernst & Young LLP

Exhibit 14(b)	Consent of PricewaterhouseCoopers LLP